PROSPECTUS FOR INSTITUTIONAL SHARES

                                NOVEMBER 1, 1997





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CoreFunds Investing our experience in your future


EQUITY FUNDS

BALANCED FUND

INCOME FUNDS

TAX-EXEMPT INCOME FUNDS

MONEY MARKET FUNDS


/X/
CoreFund(R)
Family of Mutual Funds

INTRODUCING COREFUNDS


This Prospectus introduces you to seventeen of the mutual funds offered by CoreFunds, Inc. ("CoreFunds"), an open-end management investment company. CoreFunds consists of twenty-one diversified and non-diversified portfolios. This Prospectus offers:

|__  Class Y (Institutional) shares of the Equity Funds

|__  Class Y (Institutional) shares of the Fixed Income Funds and

|__  Class Y (Institutional) shares of the Money Market Funds.

Materials relating to Class A, Class B and Class C (Individual) Shares of the Funds may be obtained by calling 1-800-355-CORE, or by writing to:

COREFUNDS, INC.
C/O SEI INVESTMENTS
P.O. BOX 470
WAYNE, PA 19087-0470

CoreStates Investment Advisers, Inc. ("CoreStates Advisers") serves as the investment adviser to each Fund. The International Growth Fund and Global Bond Fund also retain investment sub-advisers. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity and international investments.

You may choose to invest in any of the CoreFunds offered in this Prospectus. Read your prospectus before you invest and keep it for future reference.

Additional information about the Funds, contained in a Statement of Additional Information dated November 1, 1997 has been filed with the Securities and Exchange Commission. It is incorporated in this Prospectus by reference. To obtain a copy without charge, call 1-800-355-CORE or write to:

COREFUNDS, INC.
C/O SEI INVESTMENTS
P.O. BOX 470
WAYNE, PA 19087-0470

AN IMPORTANT WORD ABOUT MUTUAL FUNDS:

SHARES OF THE FUNDS ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH FUND'S INVESTMENT ADVISER, OR ANY OF ITS AFFILIATES.

SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTMENTS IN FUND SHARES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AN INVESTMENT IN THE CASH RESERVE, THE TREASURY RESERVE AND/OR THE TAX-FREE RESERVE IS NOT INSURED AND IS NOT GUARANTEED BY THE U.S. GOVERNMENT, AND WE CAN NOT ASSURE YOU THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES. ALSO, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


WHAT YOU WILL FIND IN THIS PROSPECTUS


INFORMATION ON THE FUNDS
   EQUITY FUNDS
      Equity Index............................................2
      Core Equity.............................................4
      Growth Equity...........................................6
      Special Equity..........................................8
      International Growth...................................10

   BALANCED FUND
      Balanced...............................................12

   FIXED INCOME FUNDS
      Short Term Income......................................14
      Short-Intermediate Bond................................16
      Government Income......................................18
      Bond...................................................20
      Global Bond............................................22
      Intermediate Municipal Bond............................24
      Pennsylvania Municipal Bond............................26
      New Jersey Municipal Bond..............................28

   MONEY MARKET FUNDS
      Treasury Reserve.......................................30
      Cash Reserve...........................................32
      Tax-Free Reserve.......................................34

GENERAL INFORMATION
      General Investment Policies and Practices..............36
      Distributions..........................................42
      Taxes..................................................42
      Valuation of Shares....................................44
      Management.............................................45
      Performance Information................................46
      How to Purchase and Redeem Shares......................47
      Description of Shares..................................48
      General Information....................................49

                                EQUITY INDEX FUND


SUMMARY

Equity Index Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by investing primarily in stocks represented in the S&P 500 Index.


INVESTMENT OBJECTIVE

Equity Index Fund seeks investment results that achieve price and yield performance similar to the S&P 500 Index.


PORTFOLIO INVESTMENTS

The Fund invests at least 90% of its total assets in equity securities that represent a composite of the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. In choosing the 500 stocks which are included in the S&P 500 Index, S&P considers market values and industry diversification.

The Fund's investment portfolio will generally consist of common stocks of as many issuers listed in the S&P 500 Index as is feasible. CoreStates Advisers uses a computer model that closely monitors the industry weightings of the S&P 500 Index. Although CoreStates Advisers does not screen securities by traditional methods of financial and market analyses, it monitors the Fund's investments with a view toward removing stocks of companies which exhibit extreme financial distress or which may impair the Fund's ability to achieve its investment objective.

Equity Index Fund strives to provide a total return comparable to the S&P 500 Index. (Please see page 36 for more information about General Investment Policies and Practices.)

Equity Index Fund is not sponsored by nor affiliated with Standard & Poor's Corporation ("S&P").


RISK CONSIDERATIONS

Like all equity funds, Equity Index Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.


INVESTMENT SUITABILITY

Equity Index Fund may be appropriate for investors who:

|__  are seeking long-term capital growth

|__  do not need to earn current income

|__ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

|__ are able to tolerate fluctuations in the principal value of their investment.


FUND MANAGEMENT

Lary Aasheim, CFA, a Managing Director and Director of Research of CoreStates Advisers, is portfolio manager of Equity Index Fund. Prior to joining CoreStates Advisers in 1990, Mr. Aasheim worked as an analyst at First Fidelity Bank/Fidelity Bank, First Pennsylvania Bank and Bear Stearns in New York. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                   .15%
12b-1 Fees                                                      none
Other Expenses After Fee Waivers(2)                             .22%
Total Fund Operating Expenses After Fee Waivers(3)              .37%



(1) Absent voluntary waivers, investment advisory fees would be .40% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .31% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been .71%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE                                       1 Year  3 Years  5 Years 10 Years
                                              ------  -------  ------- --------
You would pay the following expenses on a       $4      12       21       47
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                              FINANCIAL HIGHLIGHTS



The table that follows presents information about the investment results of the Class Y Shares of Equity Index Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.




                                                                  1997         1996      1995     1994     1993    1992    1991(1)
CLASS Y (INSTITUTIONAL)*                                       -------------------------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                              June  30
---------------------------------------------------            -------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $   28.47       23.79     20.54    20.97    19.22   18.46    19.48
Net Investment Income                                          $    0.51        0.51      0.52     0.55     0.52    0.52     0.03
Realized and Unrealized Net Gains (Losses) on Securities       $    9.16        5.47      4.24    (0.43)    1.84    1.80    (0.94)
Distributions from Net Investment Income                       $   (0.51)      (0.51)    (0.52)   (0.55)   (0.52)  (0.48)   (0.02)
Distributions from Capital Gains                               $   (0.24)      (0.79)    (0.99)      --    (0.09)  (1.08)   (0.09)
Net Asset Value, End of Period                                 $   37.39       28.47     23.79    20.54    20.97   19.22    18.46
Total Return                                                       34.44%      25.69     24.45     0.55    12.39   12.59    (4.64)+
Net Assets, End of Period (000 omitted)                        $ 241,413     166,350   112,533   72,552   50,551  20,166   12,117
Ratio of Expenses to Average Net Assets                             0.37%       0.35      0.37     0.35     0.49    0.57     0.97
Ratio of Net Income to Average Net Assets                           1.63%       1.94      2.48     2.63     2.82    2.66     1.79
Ratio of Expenses to Average Net Assets (Excluding Waivers)         0.71%       0.71      0.76     0.75     0.88    1.06     1.20
Ratio of Net Income to Average Net Assets (Excluding Waivers)       1.29%       1.59      2.09     2.23     2.43    2.17     1.56
Portfolio Turnover Rate                                               11%         13        27       13        4      27       --
Average Commission Rate Paid(2)                                $  0.0545      0.0641       n/a      n/a      n/a     n/a      n/a

* On April 22, 1996, the Series A Shares of the Fund were redesignated Class Y Shares.

+   This figure has not been annualized.

(1) Commenced operations June 1, 1991. Unless otherwise noted, all ratios for the period have been annualized.

(2) Presentation of the rate is only required for fiscal periods beginning after September 1, 1995.

                                CORE EQUITY FUND

SUMMARY

Core Equity Fund seeks maximum total return by investing in a diversified portfolio of common stocks.


INVESTMENT OBJECTIVE

Core Equity Fund seeks maximum total return in excess of the S&P 500 Index.

PORTFOLIO INVESTMENTS

The Fund invests principally in a diversified portfolio of common stocks including stocks of companies with:

|__  large market capitalizations (i.e., over $5 billion)

|__ medium market capitalizations (i.e., between $1 billion and $5 billion) and

|__  small market capitalizations (i.e., under $1 billion).

Market capitalization means the total number of common shares of a company's stock outstanding multiplied by the market price per share.

In  addition, up to 20% of the Fund's total assets may be invested in:

|__  securities convertible into common stocks

|__  preferred stocks

|__  corporate bonds and notes

|__  warrants

|__  Short-Term Obligations and

|__  sponsored and unsponsored American Depositary Receipts ("ADRs").

Core Equity Fund strives to provide a total return greater than broad stock market indices such as the S&P 500 Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Increased Business and Economic Sensitivity - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets and financial resources and may be dependent upon a relatively small management group. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Also, like all equity funds, Core Equity Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance, during a specific period, may not meet or exceed that of the stock market as a whole.


INVESTMENT SUITABILITY


Core Equity Fund may be appropriate for investors who:

|__  are seeking long-term capital growth

|__  do not need to earn current income

|__ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

|__ are able to tolerate fluctuations in the principal value of their investment.


FUND MANAGEMENT

Joseph E. Stocke, CFA, is a Senior Managing Director of CoreStates Advisers and manages Core Equity and Special Equity Funds. He is also a Senior Investment Manager/Equities with Meridian Investment Company, an affiliate of CoreStates Advisers. He has been with Meridian since 1983. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                      none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees                                              .74%
12b-1 Fees                                                            none
Other Expenses After Fee Waivers(1)                                   .19%
Total Operating Expenses After Fee Waivers(2)                         .93%

(1) Absent voluntary waivers by the Administrator, Other Expenses would be .28% of average net assets.

(2) Absent the fee waivers described above, Total Operating Expenses would have been 1.02%. This fee waiver is voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee. Total Operating Expenses have been restated to reflect anticipated expenses.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                     1 Year    3 Years  5 Years  10 Years
                                            ------    -------  -------  --------
You would pay the following expenses on a    $19         31       51      114
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y Shares of Core Equity Fund. The financial highlights for the Fund for the periods from November 1, 1995 through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the periods ended October 31, 1990 through October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors for the predecessor fund. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                                              INSTITUTIONAL  PRIOR
                                                                                  CLASS      CLASS
                                                                1997      1996     1995      1994     1993    1992     1991  1990(1)
CLASS Y (INSTITUTIONAL)(3)*                                   ------------------ ---------------------------------------------------
For a Share Outstanding Throughout the Period Ended                 June 30                          October 31
---------------------------------------------------           ----------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $  17.26    17.07    15.00     15.39    13.93   13.08    8.95   10.00
Net Investment Income                                         $   0.12     0.14     0.19      0.11     0.14    0.19    0.26    0.14
Realized and Unrealized Net Gains (Losses) on Securities      $   5.32     1.49     2.87      0.22     1.89    1.02    4.13   (1.05)
Distributions from Net Investment Income                      $  (0.12)   (0.14)   (0.19)    (0.11)   (0.14)  (0.19)  (0.26)  (0.14)
Distributions from Capital Gains                              $  (1.47)   (1.30)   (0.80)    (0.61)   (0.43)  (0.17)     --      --
Net Asset Value, End of Period                                $  21.11    17.26    17.07     15.00    15.39   13.93   13.08    8.95
Total Return(2)                                                  33.10%   19.24    22.00      2.21    14.90    9.27   49.37   (9.22)
Net Assets, End of Period (000 omitted)                       $515,015  414,824  378,352    50,128   45,677  28,103  12,830   5,982
Ratio of Expenses to Average Net Assets                           0.98%    0.97     1.05      1.49     1.20    0.92    0.54    0.65
Ratio of Net Income to Average Net Assets                         0.63%    1.15     1.44      0.75     0.94    1.47    2.30    2.29
Ratio of Expenses to Average Net Assets (Excluding Waivers)       1.03%    1.01     1.10      1.51     1.41    1.23    1.48    1.59
Ratio of Net Income to Average Net Assets (Excluding Waivers)     0.58%    1.11     1.44      0.73     0.73    1.17    1.36    1.35
Portfolio Turnover Rate**                                           79%     114      119        35       24      39      68      43
Average Commission Rate Paid(4)                               $ 0.0512   0.0636      n/a       n/a      n/a     n/a     n/a     n/a



* On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares. The basis for the allocation was the relative net assets of each class of Shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 15, 1996, the assets of the Conestoga Equity Fund were acquired by CoreFunds. At that time the Institutional Class Shares of the Fund were exchanged for Class Y Shares.

** For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

(1) Commenced operations February 28, 1990. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the periods November 1 to October 31.

(4) Presentation of the rate is only required for fiscal periods beginning after September 1, 1995.

                               GROWTH EQUITY FUND

SUMMARY

Growth Equity Fund seeks capital growth and an increasing flow of dividends by investing primarily in common stocks.

INVESTMENT OBJECTIVE

Growth Equity Fund seeks capital growth and an increasing flow of dividends.


    PORTFOLIO INVESTMENTS


The Fund invests in a diversified portfolio of equity securities which CoreStates Advisers believe show the potential for growth of earnings over time, including:

|__  common stocks

|__  preferred stocks

|__  convertible securities and

|__  other equity securities of companies.

Growth Equity Fund strives to provide a return greater than stock market indices such as the Russell 1000 Growth Index, the S&P 500 Index and the Lipper Growth Fund Index. (Please see page 36 for more information about General Investment Policies and Practices.)


    RISK CONSIDERATIONS

Increased Business and Economic Sensitivity - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets and financial resources and may be dependent upon a relatively small management group. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Also, like all equity funds, the Growth Equity Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance, during a specific period, may not meet or exceed that of the stock market as a whole.


    INVESTMENT SUITABILITY

Growth Equity Fund may be appropriate for investors who:

|__  are seeking long-term capital growth

|__  do not need to earn current income

|__ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

|__ are able to tolerate fluctuations in the principal value of their investment.


FUND MANAGEMENT

Steve Dalton is a Managing Director of CoreStates Advisers and manages Growth Equity and Balanced Funds. Mr. Dalton has been a senior portfolio manager of balanced portfolios since 1986 and a member of the CoreStates Advisers' Equity Policy Committee since 1990. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


 The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                     none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees                                             .75%
12b-1 Fees                                                           none
Other Expenses After Fee Waivers(1)                                  .21%
Total Operating Expenses After Fee Waivers(2)                        .96%

(1) Absent voluntary waivers by the Administrator, Other Expenses would be .30% of average net assets.

(2) Absent the fee waivers described above, Total Operating Expenses would have been 1.05%. This fee waiver is voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                     1 Year   3 Year  5 Years   10 Years
                                            ------   ------  -------   --------
You would pay the following expenses on a     $10      31      53         118
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class Y Shares of Growth Equity Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.



                                                                 1997        1996     1995       1994     1993    1992(1)
CLASS Y (INSTITUTIONAL)*                                        ---------------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                        June 30
---------------------------------------------------             ---------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 14.19      11.18     9.11       9.95     8.74    10.00
Net Investment Income                                           $  0.04       0.08     0.08       0.05     0.08     0.05
Realized and Unrealized Net Gains (Losses) on Securities        $  2.81       3.36     2.07      (0.84)    1.21    (1.26)
Distributions from Net Investment Income                         $(0.04)     (0.08)   (0.08)     (0.05)   (0.08)   (0.05)
Distributions from Capital Gains                                $ (1.57)     (0.35)      --         --       --       --
Net Asset Value, End of Period                                  $ 15.43      14.19    11.18       9.11     9.95     8.74
Total Return                                                      21.67%     31.36    23.71      (8.01)   14.76   (12.05)+
Net Assets, End of Period (000 omitted)                        $147,700    120,073   91,345     64,877   63,777   33,418
Ratio of Expenses to Average Net Assets                            0.96%      0.89     0.76       0.69     0.43     0.14
Ratio of Net Income to Average Net Assets                          0.30%      0.64     0.84       0.48     0.85     1.38
Ratio of Expenses to Average Net Assets (Excluding Waivers)        1.06%      1.05     1.10       1.11     1.11     1.12
Ratio of Net Income to Average Net Assets (Excluding Waivers)      0.20%      0.48     0.50       0.06     0.17     0.40
Portfolio Turnover Rate                                              74%        81      113        127      103       66
Average Commission Rate Paid(2)                                 $0.0451     0.0601      n/a        n/a      n/a      n/a



* On April 22, 1996, the Series A Shares of the Fund were redesignated Class Y Shares.

+   This figure has not been annualized.

(1) Commenced operations February 3, 1992. Unless otherwise noted, all ratios for the period have been annualized.

(2) Presentation of the rate is only required for fiscal periods beginning after September 1, 1995.

                               SPECIAL EQUITY FUND


SUMMARY

Special Equity Fund seeks capital growth by investing principally in a diversified portfolio of common stocks.

INVESTMENT OBJECTIVE

Special Equity Fund seeks capital growth.


PORTFOLIO INVESTMENTS


The Fund invests principally in a diversified portfolio of common stocks of domestic companies that CoreStates Advisers expect will experience growth in earnings and price including stocks of companies with:

|__  small market capitalizations (i.e., under $1 billion)

|__  medium market capitalizations (i.e., between $1 billion and $5 billion) and

|__  large market capitalizations (i.e., over $5 billion).

Market capitalization means the total number of common shares of a company's stock outstanding multiplied by the market price per share.

In  addition, up to 35% of the Fund's total assets may be invested in:

|__  preferred stocks

|__  securities convertible into common stock

|__  corporate bonds and notes

|__  warrants

|__  Short-Term Obligations and

|__ sponsored and unsponsored ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

Special Equity Fund strives to provide a return greater than stock market indices such as the Russell 3000 Equal Weighted Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Increased Business and Economic Sensitivity - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets and financial resources and may be dependent upon a relatively small management group. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Also, like all equity funds, Special Equity Fund is subject to two other primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.


INVESTMENT SUITABILITY

Special Equity Fund may be appropriate for investors who:

|__  are seeking long-term capital growth

|__  do not need to earn current income

|__ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

|__ are able to tolerate fluctuations in the principal value of their investment.


FUND MANAGEMENT

Joseph E. Stocke, CFA, is a Senior Managing Director of CoreStates Advisers and manages Core Equity and Special Equity Funds. He is also a Senior Investment Manager/Equities with Meridian Investment Company, an affiliate of CoreStates Advisers. He has been with Meridian since 1983. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                          none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                             .83%
12b-1 Fees                                                                none
Other Expenses After Fee Waivers(2)                                       .22%
Total Operating Expenses After Fee Waivers(3)                            1.05%


(1) Absent voluntary waivers, investment advisory fees would be 1.50% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .31% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been 1.81%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee. Total Operating Expenses have been restated to reflect a reduction in fee waivers and expense reimbursements.

THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE                                       1 Year  3 Years  5 Years  10 Years
                                              ------  -------  -------  --------
You would pay the following expenses on a       $11     34       58       129
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y Shares of Special Equity Fund. The financial highlights for the Fund for the periods from November 1, 1995 through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the periods ended October 31, 1994 through October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors for the predecessor fund. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                                                   INSTITUTIONAL  PRIOR
                                                                                       CLASS      CLASS
                                                                 1997       1996        1995     1994(1)
CLASS Y (INSTITUTIONAL)(3)*                                    ------------------- ---------------------
For a Share Outstanding Throughout the Period Ended                   June 30              October 31
---------------------------------------------------            -----------------------------------------
Net Asset Value, Beginning of Period                           $  11.86     11.42       9.37      10.00
Net Investment Income                                          $   0.02      0.07       0.12       0.06
Realized and Unrealized Net Gains (Losses) on Securities       $   1.81      2.13       2.12      (0.63)
Distributions from Net Investment Income                       $  (0.03)    (0.07)     (0.12)     (0.06)
Distributions from Capital Gains                               $  (2.39)    (1.69)     (0.07)        --
Net Asset Value, End of Period                                 $  11.27     11.86      11.42       9.37
Total Return(2)                                                   17.94%    22.27      24.44      (5.72)
Net Assets, End of Period (000 omitted)                        $ 71,980    63,680     57,396     10,069
Ratio of Expenses to Average Net Assets                            0.84%     0.34       0.32       0.15
Ratio of Net Income to Average Net Assets                          0.19%     0.94       1.14       1.06
Ratio of Expenses to Average Net Assets (Excluding Waivers)        1.82%     1.79       1.97       2.10
Ratio of Net (Loss) to Average Net Assets (Excluding Waivers)     (0.79)%   (0.51)     (0.51)     (0.89)
Portfolio Turnover Rate**                                            74%       72        129         39
Average Commission Rate Paid(4)                                $ 0.0257    0.0539        n/a        n/a

* On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 22, 1996, the assets of the Conestoga Special Equity Fund were acquired by CoreFunds. At that time the Institutional Class Shares of the Fund were exchanged for Class Y Shares.

** For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

(1) Commenced operations March 15, 1994. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the period November 1 to October 31.

(4) Presentation of the rate is only required for fiscal periods beginning after September 1, 1995.

                            INTERNATIONAL GROWTH FUND

SUMMARY

International Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located outside the United States.


INVESTMENT OBJECTIVE

International Growth Fund seeks long-term capital appreciation, consistent with reasonable risk, by investing primarily in appreciation-oriented equity securities of companies located outside the United States.


PORTFOLIO INVESTMENTS

Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies located in at least three different countries. Companies are located in a country if they are headquartered or doing business primarily in that country. The Fund invests in appreciation-oriented equity securities of companies located outside the United States, including:

    Australia      Hong Kong      Singapore    Germany
    Canada         Japan          Sweden       Netherlands
    France         Mexico         Switzerland  United Kingdom

'Appreciation-oriented' securities are equity securities of companies that the Fund's Adviser and Sub-Advisers believe have the greatest potential for long-term growth.

Most foreign equity securities are purchased on stock exchanges or in over-the-counter markets located in the countries in which the principal offices of the issuers are located.

International Growth Fund strives to provide a return greater than stock market indices such as the Morgan Stanley Capital International EAFE Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

There are special risks associated with international investing. See "Foreign Securities" on page 36.

Also, like all equity funds, International Growth Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.


INVESTMENT SUITABILITY

International Growth Fund may be appropriate for investors who:

|__  are seeking long-term capital growth

|__  do not need to earn current income

|__ are willing to hold an investment over a long time period in anticipation of the returns that foreign stocks can provide

|__ are able to tolerate fluctuations in the principal value of their investment and

|__ are aware of the unique risks of international investing, including exposure to currency fluctuations.


FUND MANAGEMENT


CoreStates Advisers has delegated day-to-day portfolio management functions to Martin Currie, Inc. ("Martin Currie") and Aberdeen Fund Managers, Inc. ("Aberdeen Managers") (the "Sub-Advisers").

Michael J. Gibson, a Vice President of Martin Currie, is the lead director of the investment team responsible for managing a portion of International Growth Fund. Mr. Gibson has 25 years of portfolio investment experience in international stock markets. He joined Martin Currie in 1983.

Bev Hendry, Chief Executive Officer of Aberdeen Managers, is the lead director of the investment team responsible for managing a portion of International Growth Fund. He joined Aberdeen's parent in 1987. (Please see page 45 for more information about the Fund's Investment Adviser and Sub-Advisers.)

                                INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                          none
Annual Fund Operating Expenses  (as a percentage of net assets)
Investment Advisory Fees                                                  .80%
12b-1 Fees                                                                none
Other Expenses After Fee Waivers(1)                                       .36%
Total Operating Expenses After Fee Waivers(2)                            1.16%


(1) Absent voluntary waivers by the Administrator, Other Expenses would be .45% of average net assets.

(2) Absent the fee waivers described above, Total Operating Expenses would have been 1.25%. This fee waiver is voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee. Total Operating Expenses have been restated to reflect anticipated expenses.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                     1 Year   3 Years   5 Years  10 Years
                                            ------   -------   -------  --------
You would pay the following expenses on a     $12      37        64       141
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y Shares of International Growth Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.



                                                               1997      1996     1995     1994     1993     1992    1991    1990(1)
CLASS Y (INSTITUTIONAL)*                                     -----------------------------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                           June 30
---------------------------------------------------          -----------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $ 13.97     12.29    13.18    11.71    10.52    10.10   10.75    10.00
Net Investment Income                                        $  0.14      0.16     0.12     0.12     0.10     0.17    0.19     0.11
Realized and Unrealized Net Gains (Losses) on Securities     $  1.84      1.86    (0.17)    1.78     1.16     0.31   (0.44)    0.86
Distributions from Net Investment Income                     $ (0.37)    (0.28)   (0.04)   (0.12)   (0.07)      --   (0.27)   (0.09)
Distributions from Capital Gains                             $ (0.86)    (0.06)   (0.80)   (0.31)      --    (0.06)  (0.13)   (0.13)
Net Asset Value, End of Period                               $ 14.72     13.97    12.29    13.18    11.71    10.52   10.10    10.75
Total Return                                                   15.43%    16.72    (0.21)   16.28    12.06     4.90   (2.71)    9.74+
Net Assets, End of Period (000 omitted)                     $163,117   139,275  110,838  108,911   61,655   42,594  20,582   13,513
Ratio of Expenses to Average Net Assets                         1.20%     1.14     1.05     0.99     0.99     0.96    0.99     1.22
Ratio of Net Income to Average Net Assets                       0.82%     1.05     0.98     0.23     1.22     1.67    1.80     2.57
Ratio of Expenses to Average Net Assets (Excluding Waivers)     1.29%     1.25     1.19     1.18     1.28     1.40    1.56     1.99
Ratio of Net Income to Average Net Assets (Excluding Waivers)   0.73%     0.94     0.84     0.04     0.93     1.23    1.23     1.80
Portfolio Turnover Rate**                                         59%       41       59       67       59       87      49       20
Average Commission Rate Paid(2)                              $0.0080    0.0270      n/a      n/a      n/a      n/a     n/a      n/a

* On April 15, 1996, the assets of the Conestoga International Equity Fund were acquired by CoreFunds. At that time, the Institutional Class Shares of the Fund were exchanged for Class Y Shares.

** For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+   This figure has not been annualized.

(1) Commenced operations February 12, 1990. Unless otherwise noted, all ratios for the period have been annualized.

(2) Presentation of the rate is only required for fiscal periods beginning after September 1, 1995.

                                  BALANCED FUND

SUMMARY

Balanced Fund seeks to provide total return while preserving capital by investing in a combination of common stocks and fixed income securities.


INVESTMENT OBJECTIVE

Balanced Fund seeks to provide total return while preserving capital.


PORTFOLIO INVESTMENTS

The Fund invests in a combination of:

|__  common stocks

|__  convertible securities

|__  fixed income securities and

|__  Short-Term Obligations.

Under normal conditions, the Fund will invest a minimum of 25% of its assets in senior fixed income securities and between 30% and 75% of its assets in common stocks. Balanced Fund may also invest in U.S. dollar denominated securities of foreign issuers (including ADRs).

In managing Balanced Fund, CoreStates Advisers combines separate equity, fixed income and asset allocation strategies. Long-term growth is pursued through equity holdings, and current income through fixed income securities and common stock dividends. The asset allocation strategy shifts the stock / fixed income / money market instrument mix based on its judgment of the relative attractiveness of these markets and securities.

Balanced Fund strives to provide a return greater than indices such as the Lipper Balanced Fund Average. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Because Balanced Fund invests in both stocks and fixed income securities, it is subject to five primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. It is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.


INVESTMENT SUITABILITY

Balanced Fund may be appropriate for investors who:

|__  seek to capture interest income from bonds

|__  seek the capital appreciation potential of stocks and

|__ want to reduce risk through diversification among securities and asset types.


FUND MANAGEMENT

Steve Dalton is a Managing Director of CoreStates Advisers and manages Growth Equity and Balanced Funds. Mr. Dalton has been a senior portfolio manager of balanced portfolios since 1986 and a member of the CoreStates Advisers' Equity Policy Committee since 1990. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.


CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                    none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                       .58%
12b-1 Fees                                                          none
Other Expenses After Fee Waivers(2)                                 .20%
Total Operating Expenses After Fee Waivers(3)                       .78%


(1) Absent voluntary waivers, investment advisory fees would be .70% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .29% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been .99%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                       1 Year  3 Years  5 Years  10 Years
                                              ------  -------  -------  --------
You would pay the following expenses on a       $8      25       43        97
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y Shares of Balanced Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                                 1997        1996      1995      1994    1993(1)
CLASS Y (INSTITUTIONAL)*                                       -------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                   June 30
---------------------------------------------------            -------------------------------------------------
Net Asset Value, Beginning of Period                           $  12.59      11.06      9.88     10.39    10.00
Net Investment Income                                          $   0.36       0.33      0.35      0.35     0.16
Realized and Unrealized Net Gains (Losses) on Securities       $   1.61       1.68      1.21     (0.51)    0.39
Distributions from Net Investment Income                       $  (0.36)     (0.33)    (0.35)    (0.35)   (0.16)
Distributions from Capital Gains                               $  (0.68)     (0.15)    (0.03)       --       --
Net Asset Value, End of Period                                 $  13.52      12.59     11.06      9.88    10.39
Total Return                                                      16.44%     18.41     16.21     (1.62)    5.52+
Net Assets, End of Period (000 omitted)                        $113,642    102,515    61,092    42,429   29,434
Ratio of Expenses to Average Net Assets                            0.78%      0.81      0.73      0.62     0.45
Ratio of Net Income to Average Net Assets                          2.79%      2.79      3.51      3.46     3.38
Ratio of Expenses to Average Net Assets (Excluding Waivers)        1.00%      1.03      1.07      1.08     1.39
Ratio of Net Income to Average Net Assets (Excluding Waivers)      2.57%      2.57      3.17      3.00     2.45
Portfolio Turnover Rate**                                            54%        74        46        56       21
Average Commission Rate Paid(2)                                $ 0.0033     0.0621       n/a       n/a      n/a


* On April 15, 1996, the assets of the Conestoga Balanced Fund were acquired by CoreFunds. At that time, the Institutional Class Shares of the Fund were exchanged for Class Y Shares.

** For the year ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+   This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Presentation of the rate is only required for fiscal periods beginning after September 1, 1995.

                             SHORT TERM INCOME FUND

SUMMARY

Short Term Income Fund seeks to provide investors with consistent income and principal stability by investing in a portfolio of investment grade debt securities.

INVESTMENT OBJECTIVE

Short Term Income Fund seeks consistent current income with relative stability of principal.

PORTFOLIO INVESTMENTS

The Fund invests principally in investment grade debt securities including:

|__  corporate bonds, debentures and notes

|__  equipment lease and trust certificates

|__  asset-backed and mortgage-backed securities and

|__ obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

The Fund may invest up to 35% of its total assets in U.S. dollar denominated international debt securities for which the primary trading market is the U.S. ("Yankee Bonds"). Normally, the Fund's portfolio securities will have maximum expected or remaining maturities of three years or less. The Fund's normal average dollar-weighted portfolio maturity is about one year.

Short Term Income Fund strives to provide a return greater than bond indices such as the Merrill Lynch 1-Year Treasury Bill Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS


Like all fixed income funds, Short Term Income Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.


INVESTMENT SUITABILITY


Short Term Income Fund may be appropriate for investors who:

|__ are looking for a higher level of current income relative to a money market fund and

|__  want low to moderate share price fluctuations.


    FUND MANAGEMENT

John Ackler is Senior Investment Officer of CoreStates Advisers and manages Short Term Income Fund and Cash Reserve. He is also responsible for the management of the CoreStates Liquidity Fund, as well as numerous individually managed fixed income funds. Mr. Ackler joined CoreStates as an internal auditor in 1992 and transferred to CoreStates Advisers in August 1993. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES







The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                         none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                             .25%
12b-1 Fees                                                                none
Other Expenses After Fee Waivers(2)                                       .22%
Total Operating Expenses After Fee Waivers(3)                             .47%


(1) Absent voluntary waivers, investment advisory fees would be .74% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .31% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been 1.05%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                     1 Year   3 Years   5 Years  10 Years
                                            ------   -------   -------  --------
You would pay the following expenses on a     $5       15        26        59
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.



                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class Y Shares of Short Term Income Fund. The financial highlights for the Fund for the periods from November 1, 1995 through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the period ended October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors for the predecessor fund. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                                                       INSTITUTIONAL
                                                                                          CLASS
                                                                    1997       1996       1995(1)
CLASS Y (INSTITUTIONAL)(3)*                                       -------------------- ------------
For a Share Outstanding Throughout the Period Ended                      June 30         October 31
---------------------------------------------------               ---------------------------------
Net Asset Value, Beginning of Period                              $  9.94      10.05       10.00
Net Investment Income                                             $  0.53       0.36        0.25
Realized and Unrealized Net Gains (Losses) on Securities          $  0.03      (0.08)       0.03
Distributions from Net Investment Income                          $ (0.53)     (0.38)      (0.23)
Distributions from Capital Gains                                  $    --      (0.01)         --
Net Asset Value, End of Period                                    $  9.97       9.94       10.05
Total Return(2)                                                      5.82%      2.78        2.87+
Net Assets, End of Period (000 omitted)                           $37,011     30,132      36,059
Ratio of Expenses to Average Net Assets                              0.47%      0.51        0.63
Ratio of Net Income to Average Net Assets                            5.37%      5.31        5.43
Ratio of Expenses to Average Net Assets (Excluding Waivers)          1.05%      1.03        1.08
Ratio of Net Income to Average Net Assets (Excluding Waivers)        4.79%      4.79        4.98
Portfolio Turnover Rate**                                              99%       102          40


* On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 22, 1996, the assets of the Conestoga Short-Term Income Fund were acquired by CoreFunds. At that time the Institutional Class Shares of the Fund were exchanged for Class Y Shares.

** For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+   This figure has not been annualized.

(1) Commenced operations May 15, 1995. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. The prior year is for the period from inception to October 31.

                          SHORT-INTERMEDIATE BOND FUND


SUMMARY

Short-Intermediate Bond Fund seeks to provide investors with income by investing in a diversified portfolio of fixed income securities with maturities averaging from two to five years.

INVESTMENT OBJECTIVE

Short-Intermediate Bond Fund seeks a moderate level of current income consistent with conservation of capital.

PORTFOLIO INVESTMENTS

The Fund intends to invest at least 65% of its total assets in bonds under normal market conditions. The Fund maintains a maximum average maturity of no more than five years. By maintaining this maturity range, CoreStates Advisers expects the Fund's net asset value to be relatively stable while providing higher income than money market funds.

The Fund invests primarily in a portfolio of intermediate term, investment grade, fixed income obligations with an expected average weighted maturity of two to five years including:

|__  corporate debt securities (bonds and commercial paper)

|__ securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

Short-Intermediate Bond Fund strives to provide a return greater than bond indices such as the Merrill Lynch 1-3 Year Treasury Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Like all fixed income funds, Short-Intermediate Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk -The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.


INVESTMENT SUITABILITY

Short-Intermediate Bond Fund may be appropriate for investors who:

|__ are looking for a higher level of current income relative to a money market fund and

|__  want low to moderate share price fluctuations.


FUND MANAGEMENT

Daniel R. Taylor is an Investment Officer of CoreStates Advisers and the portfolio manager of the Short-Intermediate Bond Fund. He has been employed by CoreStates for a number of years in various capacities, including Commercial Lending Credit Analyst. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

CLASS Y (INSTITUTIONAL)

Shareholder Transaction Expenses                                    none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                       .29%
12b-1 Fees                                                          none
Other Expenses After Fee Waivers(2)                                 .20%
Total Operating Expenses After Fee Waivers(3)                       .49%


(1) Absent voluntary waivers, investment advisory fees would be .50% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .29% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been .79%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                     1 Year   3 Years   5 Years  10 Years
                                            ------   -------   -------  --------


You would pay the following expenses on a     $5        16       27        62
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class Y Shares of Short-Intermediate Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

CLASS Y (INSTITUTIONAL)*                                        1997       1996       1995      1994     1993     1992(1)
                                                             -------------------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                    June 30
                                                             -------------------------------------------------------------

Net Asset Value, Beginning of Period                          $   9.76       9.84      9.63     10.18     10.01    10.00
Net Investment Income                                         $   0.59       0.57      0.53      0.43      0.47     0.23
Realized and Unrealized Net Gains (Losses) on Securities      $   0.07      (0.08)     0.21     (0.53)     0.31     0.01
Distributions from Net Investment Income                      $  (0.59)     (0.57)    (0.53)    (0.43)    (0.47)   (0.23)
Distributions from Capital Gains                              $     --         --        --     (0.02)    (0.14)     --
Net Asset Value, End of Period                                $   9.83       9.76      9.84      9.63     10.18    10.01
Total Return                                                      6.90%      5.05      8.22     (0.32)     7.90     2.49+
Net Assets, End of Period (000 omitted)                       $163,153    159,841    55,128    48,379    44,692   22,623
Ratio of Expenses to Average Net Assets                           0.49%      0.55      0.60      0.58      0.42     0.11
Ratio of Net Income to Average Net Assets                         5.98%      5.80      5.76      4.30      4.62     5.73
Ratio of Expenses to Average Net Assets (Excluding Waivers)       0.80%      0.81      0.84      0.86      0.86     0.84
Ratio of Net Income to Average Net Assets (Excluding Waivers)     5.67%      5.54      5.52      4.02      4.18     5.00
Portfolio Turnover Rate**                                          158%       257       405       299       188       51


* On April 15, 1996, the assets of the Conestoga Intermediate Income Fund were acquired by CoreFunds. At that time, the Institutional Class Shares of the Fund were exchanged for Class Y Shares.

** For the year ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+    This figure has not been annualized.

(1) Commenced operations February 3, 1992. Unless otherwise noted, all ratios for the period have been annualized.

                             GOVERNMENT INCOME FUND

SUMMARY

Government Income Fund seeks to provide investors with income, as well as preservation of principal investment and liquidity by investing in a portfolio of U.S. Government guaranteed securities.


INVESTMENT OBJECTIVE

Government Income Fund seeks current income while preserving principal value and maintaining liquidity.


PORTFOLIO INVESTMENTS


The Fund invests exclusively in:

|__  U.S. Treasury securities

|__ mortgage-backed securities issued or guaranteed by U.S. Government agencies and

|__  repurchase agreements involving any of these obligations.

The Fund's average maturity is generally about six to ten years.

Government Income Fund strives to provide a return greater than bond indices such as the Salomon Brothers Broad Investment Grade Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS


Like all fixed income funds, Government Income Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.


The Fund may also be subject to:

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.


INVESTMENT SUITABILITY

Government Income Fund may be appropriate for investors who:

|__ are looking for a higher level of current income relative to a money market fund and

|__  want low to moderate share price fluctuations.


FUND MANAGEMENT

William T. Lawrence, a Vice President of CoreStates Advisers, is the portfolio manager for Government Income Fund and Bond Fund. He joined CoreStates Advisers in 1991. Prior to that, he was Vice President, Fixed Income Sales, for First Boston Corp. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.


CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                   none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                      .47%
12b-1 Fees                                                         none
Other Expenses After Fee Waivers(2)                                .23%
Total Operating Expenses After Fee Waivers(3)                      .70%


(1) Absent voluntary waivers, investment advisory fees would be .50% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .32% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been .82%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE                                 1 Year    3 Years    5 Years   10 Years


You would pay the following              $7         22          39        87
expenses on a $1,000 investment,
assuming (1) a 5% annual
return and (2) redemption at
the end of each time period.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class Y Shares of Government Income Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.



CLASS Y (INSTITUTIONAL)*                                         1997       1996      1995      1994     1993(1)
                                                               ---------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                 June 30
                                                               ---------------------------------------------------
Net Asset Value, Beginning of Period                           $  9.62       9.83      9.52     10.18     10.00
Net Investment Income                                          $  0.62       0.61      0.62      0.50      0.13
Realized and Unrealized Net Gains (Losses) on Securities       $  0.14      (0.21)     0.31     (0.62)     0.18
Distributions from Net Investment Income                       $ (0.62)     (0.61)    (0.62)    (0.50)    (0.13)
Distributions from Capital Gains                               $    --         --        --     (0.04)       --
Net Asset Value, End of Period                                 $  9.76       9.62      9.83      9.52     10.18
Total Return                                                      8.15%      4.09     10.26     (1.34)     3.12+
Net Assets, End of Period (000 omitted)                        $19,007     13,943    11,305     9,089     6,323
Ratio of Expenses to Average Net Assets                           0.70%      0.64      0.59      0.50      0.44
Ratio of Net Income to Average Net Assets                         6.40%      6.17      6.53      4.93      5.41
Ratio of Expenses to Average Net Assets (Excluding Waivers)       0.85%      0.89      0.98      1.00      1.10
Ratio of Net Income to Average Net Assets (Excluding Waivers)     6.25%      5.92      6.14      4.43      4.75
Portfolio Turnover Rate                                            120%       131       368       157        93


* On April 22, 1996, the Series A Shares of the Fund were redesignated Class Y Shares.

+   This figure has not been annualized.

(1) Commenced operations April 1, 1993. Unless otherwise noted, all ratios for the period have been annualized.

                                    BOND FUND

SUMMARY

Bond Fund seeks to provide investors with maximum long-term total return by investing in a diversified portfolio of debt securities.


INVESTMENT OBJECTIVE

Bond Fund seeks to maximize long-term total return.


PORTFOLIO INVESTMENTS

The Fund normally invests at least 80% of its total assets in investment grade debt securities of all types including:

|__  domestic and foreign bonds, debentures and notes

|__  equipment lease and trust certificates

|__  asset-backed and mortgage-backed securities and

|__ obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

If a security held by the Fund is downgraded below investment grade, CoreStates Advisers will reassess the creditworthiness of the security.

The Fund also may invest in:

|__  first mortgage loans and participation certificates

|__ pools of mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities

|__  preferred stocks

|__  convertible debt securities

|__ common stock obtained upon the conversion or exchange of convertible securities and

|__  Short-Term Obligations.

Securities in which the Fund invests may have warrants or options attached. The Fund anticipates investing no more than 5% of its net assets in debt securities rated below investment grade.

Bond Fund strives to provide a return greater than bond indices such as the Lehman Aggregate Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS


Like all fixed income funds, Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.


INVESTMENT SUITABILITY

Bond Fund may be appropriate for investors who:

|__ are looking for a higher level of current income relative to a money market fund and

|__  want low to moderate share price fluctuations.


FUND MANAGEMENT

William T. Lawrence, a Vice President of CoreStates Advisers, is the portfolio manager for the Bond Fund and the Government Income Fund. He joined CoreStates Advisers in 1991. Prior to that, he was Vice President, Fixed Income Sales, for First Boston Corp. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.


CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                    none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                       .35%
12b-1 Fees                                                          none
Other Expenses After Fee Waivers(2)                                 .21%
Total Operating Expenses After Fee Waivers(3)                       .56%


(1) Absent voluntary waivers, investment advisory fees would be .74% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .30% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been 1.04%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                 1 Year    3 Years    5 Years   10 Years

You would pay the following               $ 6        18        31        70
expenses on a $1,000 investment,
assuming (1) a 5% annual
return and (2) redemption
at the end of each
time period.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class Y Shares of Bond Fund. The financial highlights for the Fund for the periods from November 1, 1995 through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the periods ended October 31, 1990 through October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors for the predecessor fund. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                                            INSTITUTIONAL  PRIOR
                                                                                CLASS      CLASS
CLASS Y (INSTITUTIONAL)(3)*                               1997         1996      1995      1994      1993     1992    1991   1990(1)
                                                       ----------------------------------------------------------------------------
For a Share Outstanding Throughout the Period Ended            June  30                           October 31
                                                       ----------------------------------------------------------------------------

Net Asset Value, Beginning of Period                   $  10.15     10.55       9.81      11.18     10.89    10.65    9.96   10.00
Net Investment Income                                  $   0.64      0.43       0.61       0.53      0.56     0.70    0.78    0.50
Realized and Unrealized Net Gains
  (Losses) on Securities                               $   0.09     (0.30)      0.71      (1.04)     0.54     0.32    0.69   (0.04)
Distributions from Net Investment Income               $  (0.64)    (0.45)     (0.58)     (0.52)    (0.56)   (0.68)  (0.78)  (0.50)
Distributions from Capital Gains                       $     --     (0.08)        --      (0.34)    (0.25)   (0.10)     --      --
Net Asset Value, End of Period                         $  10.24     10.15      10.55       9.81     11.18    10.89   10.65    9.96
Total Return(2)                                            7.43%     1.23      13.87      (4.75)    10.63     9.82   15.16    4.64+
Net Assets, End of Period (000 omitted)                $182,364   198,605    194,442     23,377    27,346   15,180   7,255   4,593
Ratio of Expenses to Average Net Assets                    0.56%     0.55       0.71       1.01      0.88     0.46    0.47    0.68
Ratio of Net Income to Average Net Assets                  6.29%     6.28       6.09       5.07      5.16     6.78    7.71    7.75
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                      1.04%     0.97       1.12       1.60      1.49     1.24    1.41    1.62
Ratio of Net Income to Average Net Assets
  (Excluding Waivers)                                      5.81%     5.86       5.68       4.48      4.55     6.01    6.78    6.81
Portfolio Turnover Rate**                                   210%      190        352        232       158       99      47      23


* On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 22, 1996, the assets of the Conestoga Bond Fund were acquired by CoreFunds. At that time the Institutional Class Shares of the Fund were exchanged for Class Y Shares.

** For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+    This figure has not been annualized.

(1) Commenced operations February 28, 1990. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the period from November 1 to October 31.

                                GLOBAL BOND FUND

SUMMARY

Global Bond Fund seeks to provide investors with capital appreciation and income by investing in a portfolio of U.S. and foreign fixed income securities.


INVESTMENT OBJECTIVE

Global Bond Fund seeks capital appreciation and current income.


PORTFOLIO INVESTMENTS

The Fund invests primarily in U.S. government and corporate debt securities and fixed income securities of foreign issuers denominated in U.S. dollars and other currencies. Under normal circumstances, the Fund will invest at least 65% of its total assets in investment grade fixed income securities, including:

|__  debt obligations of foreign or domestic government entities

|__  corporate obligations and

|__ obligations of supranational agencies, including the International Bank of Reconstruction and Development, the InterAmerican Development Bank, and the Asian Development Bank.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security. There are no restrictions on the average maturity of the Fund or the maturity of any single instrument.

The Fund will invest in securities of issuers, governments or agencies located in at least three of the following countries:

Australia             Finland               Japan               Spain
Austria               France                Luxembourg          Sweden
Belgium               Germany               Netherlands         Switzerland
Canada                Ireland               New Zealand         United Kingdom
Denmark               Italy                 Norway              United States

Issuers are located in a country if they are headquartered or doing business primarily in that country.

The Fund may invest up to 5% of its assets in debt obligations that are denominated in the currencies of developing countries and that are of comparable quality, as determined by the Adviser and Sub-Adviser, Analytico TSA International, Inc. ('Analytic').

Global Bond Fund strives to provide a return greater than bond indices such as the J.P. Morgan Global Government Bond Index.


RISK CONSIDERATIONS

There are special risks associated with international investing. See `Foreign Securities' information on page 36.

Also, like all fixed income funds, Global Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.


INVESTMENT SUITABILITY

Global Bond Fund may be appropriate for investors who are:

|__  looking for capital appreciation and current income

|__  seeking enhanced overall returns by virtue of international diversification


|__ able to hold their investment over a long time period in anticipation of the returns that foreign securities can provide

|__ able to tolerate fluctuations in the principal value of their investment and

|__ aware of the unique risks of international investing, including their exposure to currency fluctuations.


FUND MANAGEMENT

CoreStates Advisers has delegated some of its portfolio management functions to Analytic (the "Sub-Adviser").

George McNeill is Managing Director of Analytic and the portfolio manager for Global Bond Fund. He has over 35 years of experience in managing fixed income portfolios. He served as the senior investment officer for Gillett Brothers (1977-1981), Reserve Asset Managers (1981-1989), and Axe-Houghton, Ltd. (1989-1996). Together with United Asset Management Corporation of Boston, Mr. McNeill founded Alpha Global in 1996, which then merged with Analytic. (Please see page 45 for more information about the Fund's Investment Adviser and Sub-Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.


CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                      none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                         .50%
12b-1 Fees                                                            none
Other Expenses After Fee Waivers(2)                                   .34%
Total Operating Expenses After Fee Waivers(3)                         .84%


(1) Absent voluntary waivers, investment advisory fees would be .60% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .43% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been 1.03%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee. Total Operating Expenses have been restated to reflect anticipated expenses.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                  1 Year    3 Years    5 Years   10 Years

You would pay the following                $ 9         27       47        104
expenses on a $1,000 investment,
assuming (1) a 5% annual
return and (2) redemption at
the end of each time period.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class Y Shares of Global Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


CLASS Y (INSTITUTIONAL)*                                           1997        1996       1995     1994(1)
                                                               --------------------------------------------
For a Share Outstanding Throughout the Period Ended                              June 30
                                                               --------------------------------------------
Net Asset Value, Beginning of Period                            $  9.70        9.62       9.06     10.00
Net Investment Income                                           $  0.49        0.47       0.62      0.25
Realized and Unrealized Net Gains (Losses) on Securities        $  0.09        0.30       0.24     (1.15)
Distributions from Net Investment Income                        $ (0.74)      (0.69)     (0.30)    (0.04)
Distributions from Capital Gains                                $    --          --         --        --
Net Asset Value, End of Period                                  $  9.54        9.70       9.62      9.06
Total Return                                                       6.18%       8.00       9.70     (9.00)+
Net Assets, End of Period (000 omitted)                         $34,590      32,998     26,898    24,957
Ratio of Expenses to Average Net Assets                            0.85%       0.71       0.64      0.73
Ratio of Net Income to Average Net Assets                          5.14%       5.81       6.84      5.04
Ratio of Expenses to Average Net Assets (Excluding Waivers)        1.03%       0.95       1.03      1.12
Ratio of Net Income to Average Net Assets (Excluding Waivers)      4.96%       5.57       6.45      4.65
Portfolio Turnover Rate                                              90%         67        133       161

* On April 22, 1996, the Series A Shares of the Fund were redesignated Class Y Shares.

+    This figure has not been annualized.

(1) Commenced operations December 15, 1993. Unless otherwise noted, all ratios for the period have been annualized.

                        INTERMEDIATE MUNICIPAL BOND FUND


SUMMARY

Intermediate Municipal Bond Fund seeks to provide investors with federal tax-free income, as well as preservation of principal investment by investing in a portfolio of investment grade, municipal securities with intermediate-term maturities.

INVESTMENT OBJECTIVE

Intermediate Municipal Bond Fund seeks the highest level of income exempt from federal income taxes that can be obtained, consistent with the preservation of capital.

PORTFOLIO INVESTMENTS


The Fund invests in a diversified portfolio of investment grade (i.e., rated in one of the top four rating categories), intermediate term municipal securities. Substantially all of the Fund's assets are invested in intermediate term municipal obligations, including those issued by, or on behalf of:

|__  states

|__  municipalities

|__  territories and possessions of the U.S.

|__  the District of Columbia and

|__  their political subdivisions, agencies, instrumentalities and authorities.

If a security held by the Fund is downgraded below investment grade, CoreStates Advisers will reassess the creditworthiness of the security.

Under normal circumstances, at least 80% of the Fund's assets are invested in municipal securities the interest on which is exempt from regular federal income taxes in the opinion of counsel to the issuer. Up to 20% of the Fund's assets can be invested in taxable obligations for defensive purposes or when appropriate tax-exempt securities are not available.

Intermediate Municipal Bond Fund strives to provide a return greater than bond indices such as the Lehman Brothers 7-Year Municipal Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Like all fixed income funds, Intermediate Municipal Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.


INVESTMENT SUITABILITY

Intermediate Municipal Bond Fund may be appropriate for investors who:

|__ are looking for an investment that offers a higher level of current income exempt from federal income taxes and

|__  want low to moderate share price fluctuations.


FUND MANAGEMENT

Joseph R. Baxter is a Vice President of CoreStates Advisers and head of the Tax-Advantaged unit at CoreStates Advisers. He manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. He is also directly responsible for management of the CoreStates Pennsylvania Tax-Exempt Common Trust Fund. Brian G. Snyder, a Senior Investment Officer of CoreStates Advisers, co-manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. Mr. Snyder also manages several CoreStates common trust funds and individual accounts of the Tax-Advantaged unit. Mr. Snyder has worked at CoreStates since 1985 and joined CoreStates Advisers in 1989. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.


CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                        none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                           .07%
12b-1 Fees                                                              none
Other Expenses After Fee Waivers(2)                                     .48%
Total Operating Expenses After Fee Waivers(3)                           .55%


(1) Absent voluntary waivers, investment advisory fees would be .50% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .57% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been 1.07%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE                                 1 Year    3 Years    5 Years   10 Years

You would pay the following              $ 6         18        31        69
expenses on a $1,000 investment,
assuming (1) a 5% annual
return and (2) redemption at
the end of each time period.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class Y Shares of Intermediate Municipal Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


CLASS Y (INSTITUTIONAL)*                                         1997        1996      1995     1994     1993(1)
                                                               --------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                  June 30
                                                               --------------------------------------------------
Net Asset Value, Beginning of Period                            $ 9.92       9.83      9.68     10.09    10.00
Net Investment Income                                           $ 0.42       0.37      0.38      0.39     0.04
Realized and Unrealized Net Gains (Losses) on Securities        $ 0.13       0.09      0.15     (0.41)    0.09
Distributions from Net Investment Income                        $(0.42)     (0.37)    (0.38)    (0.39)   (0.04)
Distributions from Capital Gains                                $   --         --        --        --       --
Net Asset Value, End of Period                                  $10.05       9.92      9.83      9.68    10.09
Total Return                                                      5.62%      4.74      5.58     (0.27)    1.33+
Net Assets, End of Period (000 omitted)                         $  993        403       365     1,088    2,009
Ratio of Expenses to Average Net Assets                           0.55%      0.81      0.82      0.63     0.58
Ratio of Net Income to Average Net Assets                         4.20%      3.73      3.91      3.91     2.74
Ratio of Expenses to Average Net Assets (Excluding Waivers)       1.02%      1.31      1.26      1.17     1.45
Ratio of Net Income to Average Net Assets (Excluding Waivers)     3.73%      3.23      3.47      3.37     1.87
Portfolio Turnover Rate                                             22%        10         9        43       10


* On April 22, 1996, the Series A Shares of the Fund were redesignated Class Y Shares.

+    This figure has not been annualized.

(1) Commenced operations May 3, 1993. Unless otherwise noted, all ratios for the period have been annualized.

                        PENNSYLVANIA MUNICIPAL BOND FUND


SUMMARY

Pennsylvania Municipal Bond Fund seeks to provide investors with income free of federal and Pennsylvania income taxes, as well as preservation of principal investment by investing in a portfolio of high grade municipal securities.

INVESTMENT OBJECTIVE

Pennsylvania Municipal Bond Fund seeks current income exempt from federal and Pennsylvania income taxation with preservation of capital.

PORTFOLIO INVESTMENTS

The Fund invests primarily in municipal securities, including:

|__  municipal bonds rated in one of the three highest ratings categories and

|__  municipal notes rated in one of the two highest ratings categories.

Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal securities the interest on which is exempt from regular federal income tax. At least 65% of the Fund's assets will be invested in municipal securities, the interest on which is exempt from Pennsylvania personal income tax ('Pennsylvania Municipal Securities'). There are no restrictions on the average maturity of the Fund or the maturity of a single instrument, and the Fund will generally invest more than 25% of its net assets in municipal securities whose issuers are located in Pennsylvania.

The Fund may invest up to 20% of its assets in municipal bonds rated BBB by S&P or Baa by Moody's Investors Services, Inc. (`Moody's'). If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security. The Fund will not hold securities rated below BB.

The Fund may also invest up to 20% of its assets in taxable obligations, including:

|__  commercial paper

|__ unrated securities of comparable quality, as determined by CoreStates Advisers and

|__  securities subject to the Federal Alternative Minimum Tax ("AMT").

Pennsylvania Municipal Bond Fund strives to provide a return greater than bond indices such as the Lehman Brothers Pennsylvania Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Like all fixed income funds, Pennsylvania Municipal Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Special Risk Factors - The Fund's concentration of investments in Pennsylvania Municipal Securities raises special investment considerations. Changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Fund.


INVESTMENT SUITABILITY

Pennsylvania Municipal Bond Fund may be appropriate for investors who:

|__  are Pennsylvania residents

|__ are looking for an investment that offers a higher level of current income exempt from federal income taxes and Pennsylvania state income taxes and

|__  want low to moderate share price fluctuations.


FUND MANAGEMENT


Joseph R. Baxter is a Vice President of CoreStates Advisers and head of the Tax-Advantaged unit at CoreStates Advisers. He manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. He is also directly responsible for management of the CoreStates Pennsylvania Tax-Exempt Common Trust Fund. Brian G. Snyder, a Senior Investment Officer of CoreStates Advisers, co-manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. Mr. Snyder also manages several CoreStates common trust funds and individual accounts of the Tax-Advantaged unit. Mr. Snyder has worked at CoreStates since 1985 and joined CoreStates Advisers in 1989. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES



The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.


CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                        none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                           .00%
12b-1 Fees                                                              none
Other Expenses After Fee Waivers(2)                                     .08%
Total Operating Expenses After Fee Waivers(3)                           .08%


(1) Absent voluntary waivers, investment advisory fees would be .50% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .33% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been .83%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE                                 1 Year    3 Years    5 Years   10 Years

You would pay the following              $ 1         3          5        10
expenses on a $1,000 investment,
assuming (1) a 5% annual
return and (2) redemption
at the end of each time period.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class Y Shares of Pennsylvania Municipal Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

CLASS Y (INSTITUTIONAL)*                                         1997         1996        1995         1994(1)
                                                              -------------------------------------------------
For a Share Outstanding Throughout the Period Ended                               June 30
                                                              -------------------------------------------------
Net Asset Value, Beginning of Period                           $ 10.22        10.16        9.95        10.00
Net Investment Income                                          $  0.54         0.55        0.51         0.06
Realized and Unrealized Net Gains (Losses) on Securities       $  0.25         0.06        0.21        (0.05)
Distributions from Net Investment Income                       $ (0.54)       (0.55)      (0.51)       (0.06)
Distributions from Capital Gains                               $    --           --          --           --
Net Asset Value, End of Period                                 $ 10.47        10.22       10.16         9.95
Total Return                                                      7.92%        6.02        7.50         0.14+
Net Assets, End of Period (000 omitted)                        $10,171        8,864       2,272          434
Ratio of Expenses to Average Net Assets                           0.08%        0.21        0.39         0.42
Ratio of Net Income to Average Net Assets                         5.23%        5.25        5.26         5.09
Ratio of Expenses to Average Net Assets (Excluding Waivers)       0.83%        0.96        1.14         1.17
Ratio of Net Income to Average Net Assets (Excluding Waivers)     4.48%        4.50        4.51         4.34
Portfolio Turnover Rate**                                           39%          92          18            3

* On April 15, 1996, the assets of the Conestoga Pennsylvania Tax-Free Bond Fund were acquired by CoreFunds. At that time, the Institutional Class Shares of the Fund were exchanged for Class Y Shares.

** For the year ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+    This figure has not been annualized.

(1) Commenced operations May 16, 1994. Unless otherwise noted, all ratios for the period have been annualized.

                         NEW JERSEY MUNICIPAL BOND FUND


SUMMARY

New Jersey Municipal Bond Fund seeks to provide investors with income free of federal and New Jersey income taxes, as well as preservation of principal investment by investing in a portfolio of high grade municipal securities.


INVESTMENT OBJECTIVE

New Jersey Municipal Bond Fund seeks current income exempt from federal and New Jersey income taxation with preservation of capital.


PORTFOLIO INVESTMENTS

The Fund invests primarily in municipal securities, including:

|__  municipal bonds rated in one of the three highest ratings categories and

|__  municipal notes rated in one of the two highest ratings categories.

Under normal circumstances, at least 80% of this Fund's assets will be invested in municipal securities the interest on which is exempt from regular federal income tax. At least 65% of the Fund's assets will be invested in municipal securities the interest on which is exempt from New Jersey personal income tax ('New Jersey Municipal Securities'). There are no restrictions on the average maturity of the Fund or the maturity of a single instrument, and the Fund will generally invest more than 25% of its net assets in municipal securities whose issuers are located in New Jersey.

The Fund may invest up to 20% of its assets in municipal bonds rated BBB by S&P or Baa by Moody's. If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security. The Fund will not hold securities rated below BB.

The Fund may also invest up to 20% of its assets in taxable obligations, including:

|__  commercial paper

|__ unrated securities of comparable quality, as determined by CoreStates Advisers and

|__  securities subject to the Federal Alternative Minimum Tax ("AMT").

New Jersey Municipal Bond Fund strives to provide a return greater than bond indices such as the Lehman Brothers New Jersey Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Like all fixed income funds, New Jersey Municipal Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Special Risk Factors - The Fund's concentration of investments in New Jersey Municipal Securities raises special investment considerations. Changes in the economic condition and governmental policies of the State of New Jersey and its municipalities could adversely affect the value of the Fund.


INVESTMENT SUITABILITY

New Jersey Municipal Bond Fund may be appropriate for investors who:

|__  are New Jersey residents

|__ are looking for an investment that offers a higher level of current income exempt from federal income taxes and New Jersey state income taxes and

|__  want low to moderate share price fluctuations.


FUND MANAGEMENT

Joseph R. Baxter is a Vice President of CoreStates Advisers and head of the Tax-Advantaged unit at CoreStates Advisers. He manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. He is also directly responsible for management of the CoreStates Pennsylvania Tax-Exempt Common Trust Fund. Brian G. Snyder, a Senior Investment Officer of CoreStates Advisers, co-manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. Mr. Snyder also manages several CoreStates common trust funds and individual accounts of the Tax-Advantaged unit. Mr. Snyder has worked at CoreStates since 1985 and joined CoreStates Advisers in 1989. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES



The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.


CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                     none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                        .00%
12b-1 Fees                                                           none
Other Expenses After Fee Waivers(2)                                  .13%
Total Operating Expenses After Fee Waivers(3)                        .13%

(1) Absent voluntary waivers, investment advisory fees would be .50% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .38% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been .88%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee. Total Operating Expenses have been restated to reflect anticipated expenses.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                               1 Year     3 Years    5 Years   10 Years

You would pay the following             $ 1          4          7        17
expenses on a $1,000 investment,
assuming (1) a 5% annual return and
(2) redemption at the end of each
time period.


                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y Shares of New Jersey Municipal Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


CLASS Y (INSTITUTIONAL)*                                         1997         1996         1995      1994(1)
                                                              ------------------------------------------------
For a Share Outstanding Throughout the Period Ended                               June 30
                                                              ------------------------------------------------
Net Asset Value, Beginning of Period                            $10.08        10.12         9.94       10.00
Net Investment Income                                           $ 0.51         0.51         0.52        0.06
Realized and Unrealized Net Gains (Losses) on Securities        $ 0.15         0.02         0.18       (0.06)
Distributions from Net Investment Income                        $(0.51)       (0.51)       (0.52)      (0.06)
Distributions from Capital Gains                                $(0.07)       (0.06)          --          --
Net Asset Value, End of Period                                  $10.16        10.08        10.12        9.94
Total Return                                                      6.70%        5.28         7.25        0.01+
Net Assets, End of Period (000 omitted)                         $1,477        1,317        1,550       1,432
Ratio of Expenses to Average Net Assets                           0.21%        0.37         0.42        0.43
Ratio of Net Income to Average Net Assets                         5.02%        4.93         5.21        5.07
Ratio of Expenses to Average Net Assets (Excluding Waivers)       0.96%        1.12         1.17        1.35
Ratio of Net Income to Average Net Assets (Excluding Waivers)     4.27%        4.18         4.46        4.15
Portfolio Turnover Rate                                             19%          21           32          13

* On April 22, 1996, the Series A Shares of the Fund were redesignated Class Y Shares.

+    This figure has not been annualized.

(1) Commenced operations May 16, 1994. Unless otherwise noted, all ratios for the period have been annualized.

                                TREASURY RESERVE

SUMMARY

Treasury Reserve seeks to provide investors with income, liquidity and stability of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements.


INVESTMENT OBJECTIVE

Treasury Reserve seeks current interest income, liquidity and safety of principal.


PORTFOLIO INVESTMENTS

The Fund invests in a portfolio of direct obligations of the U.S. Treasury, specifically:

|__  Treasury Bills

|__  Treasury Bonds and

|__  Treasury Notes.

The Fund may also invest in:

|__ separately traded interest and principal component parts of U.S. Treasury obligations that are transferable through the Federal book-entry system, known as Separately Traded Registered Investment and Principal Securities ("STRIPS") and

|__  repurchase agreements relating to U.S. Treasury obligations.

The Fund is governed by SEC Rules which impose certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable net asset value per share. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Treasury Reserve strives to provide a return greater than money market indices such as the IBC Donoghue 100% Treasury and Repurchase Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Treasury Reserve may be subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.


INVESTMENT SUITABILITY

Treasury Reserve may be appropriate for investors who:

|__ are unwilling to accept the credit risk associated with non-Treasury money market funds

|__ are unable to tolerate fluctuations in the principal value of their investments and

|__ want an investment that provides current interest income at competitive rates of return.

Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.


FUND MANAGEMENT

Ronald R. Brasten is a Vice President of CoreStates Advisers and manages Treasury Reserve . He also manages CoreFund Elite Treasury Reserve and has investment responsibility for individually managed corporate and personal accounts. He joined CoreStates Advisers in August 1989. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                       none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                          .30%
12b-1 Fees                                                             none
Other Expenses After Fee Waivers(2)                                    .21%
Total Operating Expenses After Fee Waivers(3)                          .51%

(1) Absent voluntary waivers, investment advisory fees would be .40% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .30% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been .70%. These fee waivers are voluntary, and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                 1 Year    3 Years    5 Years   10 Years


You would pay the following               $ 5        16         29        64
expenses on a $1,000 investment,
assuming (1) a 5% annual return and
(2) redemption at the end of each
time period.

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y Shares of Treasury Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

CLASS Y (INSTITUTIONAL)*                       1997       1996      1995     1994    1993      1992      1991     1990     1989(1)
                                            ----------------------------------------------------------------------------------------
For a Share Outstanding Throughout
the Period Ended                                                           June 30
                                            ----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $   1.00      1.00      1.00     1.00     1.00      1.00     1.00     1.00       1.00
Net Investment Income                        $   0.05      0.05      0.05     0.03     0.03      0.05     0.07     0.08       0.06
Distributions from Net Investment Income     $  (0.05)    (0.05)    (0.05)   (0.03)   (0.03)    (0.05)   (0.07)   (0.08)     (0.06)
Net Asset Value, End of Period               $   1.00      1.00      1.00     1.00     1.00      1.00     1.00     1.00       1.00
Total Return                                     4.97%     5.20      4.98     2.91     2.96      4.73     7.11     8.38       4.66+
Net Assets, End of Period (000 omitted)      $835,384   892,562   479,206  484,974  446,788   444,388  427,439  270,524    220,479
Ratio of Expenses to Average Net Assets          0.51%     0.50      0.48     0.48     0.46      0.38     0.37     0.37       0.20
Ratio of Net Income to Average Net Assets        4.86%     5.02      4.91     2.87     2.89      4.58     6.80     8.03       9.26
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)                             0.71%     0.77      0.85     0.86     0.85      0.82     0.82     0.84       0.84
Ratio of Net Income to Average Net Assets
 (Excluding Waivers)                             4.66%     4.75      4.54     2.49     2.50      4.14     6.35     7.56       8.62

* On April 22, 1996, the Series A Shares of the Fund were redesignated Class Y Shares.

+    This figure has not been annualized.

(1) Commenced operations November 21, 1988. Unless otherwise noted, all ratios for the period have been annualized.

                                  CASH RESERVE


SUMMARY


Cash Reserve seeks to provide investors with a high level of income, liquidity and relative stability of principal by investing in a diversified portfolio of the highest quality money market instruments.


INVESTMENT OBJECTIVE

Cash Reserve seeks as high a level of current income as is consistent with liquidity and relative stability of principal.


PORTFOLIO INVESTMENTS

The Fund invests in a diversified portfolio of money market instruments of the highest quality, including:

|__  U.S. dollar-denominated government obligations

|__  bank obligations and

|__  commercial paper.

The Fund is governed by SEC Rules which impose certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable net asset value per share. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Cash Reserve strives to provide a return greater than money market indices such as the IBC Donoghue All-Taxable Money Fund Average. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Cash Reserve may be subject on a limited basis to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.


INVESTMENT SUITABILITY

Cash Reserve may be appropriate for investors who:

|__ are unable to tolerate fluctuations in the principal value of their investments and

|__ want an investment that provides current interest income at competitive rates of return.

Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.


FUND MANAGEMENT


John Ackler is Senior Investment Officer of CoreStates Advisers and manages Short Term Income Fund and Cash Reserve. He is also responsible for the management of the CoreStates Liquidity Fund, as well as numerous individually managed fixed income funds. Mr. Ackler joined CoreStates as an internal auditor in 1992 and transferred to CoreStates Advisers in August 1993. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.


CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                          none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                             .30%
12b-1 Fees                                                                none
Other Expenses After Fee Waivers(2)                                       .20%
Total Operating Expenses After Fee Waivers(3)                             .50%


(1) Absent voluntary waivers, investment advisory fees would be .40% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .29% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been .69%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE                                 1 Year    3 Years    5 Years   10 Years

You would pay the following                $ 5       16         28        63
expenses on a $1,000 investment,
assuming (1) a 5% annual return
and (2) redemption at the end of each
time period.



                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class Y Shares of Cash Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

CLASS Y (INSTITUTIONAL)*                            1997     1996      1995      1994       1993      1992      1991        1990
                                               -----------------------------------------------------------------------------------
For a Share Outstanding Throughout
the Period Ended                                                                    June 30
                                               -----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $   1.00     1.00      1.00       1.00      1.00       1.00      1.00       1.00
Net Investment Income                           $   0.05     0.05      0.05       0.03      0.03       0.05      0.07       0.08
Distributions from Net Investment Income        $  (0.05)   (0.05)    (0.05)     (0.03)    (0.03)     (0.05)    (0.07)     (0.08)
Net Asset Value, End of Period                  $   1.00     1.00      1.00       1.00      1.00       1.00      1.00       1.00
Total Return                                        5.09%    5.26      5.15       3.00      2.99       4.83      7.28       8.65
Net Assets, End of Period (000 omitted)         $886,251  790,211   510,341    505,273   460,832    568,672   473,187    316,290
Ratio of Expenses to Average Net Assets             0.50%    0.50      0.48       0.47      0.46       0.38      0.37       0.34
Ratio of Net Income to Average Net Assets           4.99%    5.09      5.04       2.95      2.97       4.68      6.94       8.28
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                               0.70%    0.78      0.85       0.85      0.85       0.82      0.82       0.80
Ratio of Net Income to Average Net Assets
  (Excluding Waivers)                               4.79%    4.81      4.67       2.57      2.58       4.24      6.49       7.82

CLASS Y (INSTITUTIONAL)*                         1989    1988    1987
                                               ------------------------
For a Share Outstanding Throughout
the Period Ended                                      June 30
                                               ------------------------
Net Asset Value, Beginning of Period             1.00    1.00    1.00
Net Investment Income                            0.09    0.07    0.06
Distributions from Net Investment Income        (0.09)  (0.07)  (0.06)
Net Asset Value, End of Period                   1.00    1.00    1.00
Total Return                                     8.87    6.70    5.85
Net Assets, End of Period (000 omitted)       186,151  82,399  35,054
Ratio of Expenses to Average Net Assets          0.37    0.55    0.54
Ratio of Net Income to Average Net Assets        8.62    6.54    5.60
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                            0.90    1.14    1.01
Ratio of Net Income to Average Net Assets
  (Excluding Waivers)                            8.05    5.96    5.13


* On April 22, 1996, the Series A Shares of the Fund were redesignated Class Y Shares.

                                TAX-FREE RESERVE

SUMMARY

Tax-Free Reserve seeks to provide investors with a high level of tax-free income, liquidity and stability of principal by investing in short-term obligations issued by, or on behalf of, state and local governments.


INVESTMENT OBJECTIVE

Tax-Free Reserve seeks as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal.


PORTFOLIO INVESTMENTS

The Fund invests at least 80% of its assets in tax-free securities under normal market conditions. The interest on each security must be exempt from regular federal income tax, in the opinion of counsel to the issuer and not produce interest income that is treated as a preference item for AMT purposes. The Fund invests in a diversified portfolio of short-term, tax-free obligations issued by, or on behalf of:

|__  states

|__  municipalities

|__  territories and possessions of the U.S.

|__  the District of Columbia and

|__  their political subdivisions, agencies, instrumentalities and authorities.

Up to 20% of all assets in the Fund can be invested in taxable debt securities for defensive purposes or when appropriate tax-exempt securities are not available. CoreStates Advisers works to take advantage of key seasonal supply and demand factors that govern short-term rates.

The Fund often purchases securities supported by credit enhancements from financial institutions. Changes in the credit quality of these institutions could adversely affect the Fund's share price.

The Fund is governed by SEC Rules which impose certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable net asset value per share. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Tax-Free Reserve strives to provide a return greater than money market indices such as the IBC Donoghue Tax-Free Fund Average. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Tax-Free Reserve may be subject on a limited basis to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.


INVESTMENT SUITABILITY

Tax-Free Reserve may be appropriate for conservative investors in higher-level federal income tax brackets who may benefit from an investment that offers current interest income that is at least 80% free of federal taxes. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.


FUND MANAGEMENT

Folu Abiona is Senior Investment Officer for CoreStates Advisers and manages Tax-Free Reserve. Ms. Abiona also manages CoreFund Elite Tax-Free Reserve. She joined CoreStates Advisers in 1985 and became fixed income portfolio manager in 1990. (Please see page 45 for more information about the Fund's Investment Adviser.)

                               INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.


CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                                        none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                           .30%
12b-1 Fees                                                              none
Other Expenses After Fee Waivers(2)                                     .20%
Total Operating Expenses After Fee Waivers(3)                           .50%

(1) Absent voluntary waivers, investment advisory fees would be .40% of average net assets.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .29% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been .69%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.

THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                1 Year    3 Years    5 Years   10 Years

You would pay the following              $ 5        16         28        63
expenses on a $1,000 investment,
assuming (1) a 5% annual
return and (2) redemption at
the end of each time period.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class Y Shares of Tax-Free Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.



CLASS Y (INSTITUTIONAL)*                                      1997        1996      1995      1994      1993     1992     1991(1)
                                                         -------------------------------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                       June 30
                                                         -------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $   1.00        1.00      1.00      1.00      1.00     1.00      1.00
Net Investment Income                                      $   0.03        0.03      0.03      0.02      0.02     0.03      0.01
Distributions from Net Investment Income                   $  (0.03)      (0.03)    (0.03)    (0.02)    (0.02)   (0.03)    (0.01)
Net Asset Value, End of Period                             $   1.00        1.00      1.00      1.00      1.00     1.00      1.00
Total Return                                                   3.08%       3.20      3.12      2.03      2.23     3.56      1.07+
Net Assets, End of Period (000 omitted)                    $119,579     104,196    62,756    79,384    72,255   80,147    42,573
Ratio of Expenses to Average Net Assets                        0.50%       0.48      0.48      0.49      0.51     0.37      0.06
Ratio of Net Income to Average Net Assets                      3.07%       3.14      3.09      2.00      2.20     3.39      4.20
Ratio of Expenses to Average Net Assets (Excluding Waivers)    0.70%       0.76      0.85      0.87      0.89     0.88      0.81
Ratio of Net Income to Average Net Assets (Excluding Waivers)  2.87%       2.86      2.72      1.62      1.82     2.88      3.45




* On April 22, 1996, the Series A Shares of the Fund were redesignated Class Y Shares.

+    This figure has not been annualized.

(1) Commenced operations April 16, 1991. Unless otherwise noted, all ratios for the period have been annualized.

                               GENERAL INFORMATION

     General Investment Policies and Practices

In addition to making investments as described above, the Funds may engage in a number of additional investment practices. These practices are defined below. The tables starting on page 39 describe which Funds engage in which practices.


ADRS, EDRS, AND GDRS

|__ ADRs are American Depositary Receipts, typically issued by a U.S. financial institution (a 'depositary'). They evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. Generally, ADRs are designed for trading in the U.S. securities market.

|__ EDRs are European Depositary Receipts, typically issued by a non-U.S. financial institution. They evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, EDRs are designed for trading in European securities markets.

|__ GDRs are Global Depositary Receipts. They are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets.


ASSET-BACKED SECURITIES

Securities secured by company receivables, truck and auto loans, leases and credit card receivables. These issues are normally traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the investor. The Funds will invest only in asset-backed securities which are readily marketable and rated at the time of purchase in the two highest rating categories assigned by a rating organization.


BANK OBLIGATIONS

Investments in domestic branches of U.S. banks, specifically:

|__ Certificates of Deposit - negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods.

|__ Bankers' Acceptances - negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity.


EQUITY SECURITIES

The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities. Investments in equity securities in general are subject to market risks that may cause their prices to flucuate over time. Certain of the Funds may invest to a significant degree in equity securities of smaller institutions. Any investment in smaller or medium capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies.


FOREIGN CURRENCY TRANSACTIONS

Contracts used to hedge against adverse movements in exchange rates between currencies. Transactions may be conducted either on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


FOREIGN SECURITIES

Securities of foreign issuers, securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers).

There are special risks associated with international investing:

|__ Currency Risk - The possibility that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities.

|__ Volatility - Investments in foreign stock markets can be more volatile than investments in U.S. markets. Diplomatic, political or economic developments could affect investment in foreign countries

|__ Expense Considerations - Fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements for handling U.S. securities of equal value.

|__ Foreign Taxes - Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the securities comprising the portfolio.

|__ Regulatory Environment - Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record-keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

FUTURES CONTRACTS AND OPTIONS TRANSACTIONS

|__ Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price.

|__ An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

|__ A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.

|__ A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.

These transactions are used to:

|__  maintain cash reserves while remaining fully invested

|__  facilitate trading

|__  reduce transaction costs or

|__ seek higher investment returns when the contract is priced more attractively than the underlying equity security or index.

The Funds may not use futures contracts or options transactions to leverage their net assets or for speculative purposes. See `Futures and Options' in the Statement of Additional Information.


ILLIQUID SECURITIES

Securities that cannot be sold or disposed of in seven days or less at approximately their carrying value.


LENDING OF SECURITIES

The lending of portfolio securities to qualified banks and securities brokers and dealers is for purposes of realizing additional income. The Fund receives collateral consisting of cash, letters of credit issued by certain banks, or securities issued or guaranteed by the U.S. Government or its agencies and equal to at least 100% of the current market value of the loaned securities. Such loans would involve risk of delay in receiving collateral, risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

Before implementing such a lending program, the Fund must first receive an exemptive order from the Securities and Exchange Commission permitting it to use its Custodian, CoreStates Bank, N.A., as its lending agent.


MORTGAGE-BACKED SECURITIES

Securities backed by pools of mortgages which pass principal and/or interest payments to the investor.

Some are issued or guaranteed by U.S. Government agencies, such as:

|__ GNMA, or Government National Mortgage Association, which issues modified pass-through securities evidencing an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Both interest and principal payments (including prepayments) are passed through monthly to the investor. The full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA.

|__ Fannie Mae, a federally chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to principal and interest by Fannie Mae.

|__ FHLMC, or Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal.

Securities issued or guaranteed by Fannie Mae and FHLMC are not backed by the full faith and credit of the United States.

Mortgaged-backed securities also include:

|__  CMOs, collateralized mortgage obligations and

|__  REMICs, real estate mortgage investment conduits, a type of CMO.

CMOs and REMICs are mortgage pass-through securities issued in multiple classes. Each class of a CMO is issued with a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.


MUNICIPAL SECURITIES

Securities issued by municipalities include:

|__ General Obligation Securities, secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

|__ Revenue Securities, payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source, such as the user of the facility being financed. Industrial development and pollution control bonds held by the Funds are revenue securities whose credit quality is usually directly related to the credit standing of the corporate user of the facility involved.

|__ Moral Obligation Bonds, normally issued by special-purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

|__ Variable Rate Demand Obligations, tax-exempt obligations upon which interest is payable at a floating or variable rate. The Fund normally may demand payment of the principal of and accrued interest on the obligation upon not more than seven days' notice and may resell the obligation at any time to a third party.

|__ Municipal Lease Obligations, issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

OTHER INVESTMENT COMPANIES

Shares of investment companies may be purchased by the Funds to the extent consistent with applicable law.

PUT TRANSACTIONS

The option to sell a security at a fixed price before maturity. The premium paid reduces the underlying yield.

REPURCHASE AGREEMENTS

The purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The seller must be deemed creditworthy and maintain collateral of at least 100% of the repurchase price.

REVERSE REPURCHASE AGREEMENTS

The sale of securities subject to a Fund's agreement to repurchase them at a mutually agreed upon date and price. The Funds must maintain collateral of at least 100% of the repurchase price.

SHORT-TERM OBLIGATIONS

Commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.

SWAPS

Agreements used to shift the investment exposure from one type of investment to another, such as:

|__ interest rate swaps - one party agrees to make regular payments equal to a floating interest rate times a 'notional principal amount,' in return for payments equal to a fixed rate times the same amount, for a specific period of time.

|__ currency swaps - the swap agreement provides for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

|__ caps and floors - one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

|__  collars - combine elements of buying a cap and selling a floor.

Swaps can be highly volatile and may have a considerable impact on a Fund's performance. Any obligation a Fund may have under these types of arrangements must be covered by setting aside liquid assets.

U.S. GOVERNMENT OBLIGATIONS

Securities of the U.S. Government, including:

|__ U.S. Treasury Securities - bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States.

|__  U.S. Government Agency Securities - issued or guaranteed by
U.S. Government-sponsored instrumentalities and federal agencies. These include obligations supported by the right of the issuer to borrow from the Treasury; obligations supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations; and obligations supported only by the credit of the agency or instrumentality. However, no assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

|__ STRIPS - zero coupon U.S. Treasury securities, sold at a substantial discount and redeemed at face value at maturity without interim cash payments of interest or principal. This discount is amortized over the life of the security, and the amortization constitutes the income earned on the security for both accounting and tax purposes.

VARIABLE AMOUNT MASTER DEMAND NOTES

Unsecured demand notes issued by corporations, insurance companies and other borrowers that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time.

WHEN-ISSUED SECURITIES

Securities which settle on a future date. However, the interest rate is fixed on the purchase date and no interest accrues before settlement. The Funds must maintain liquid assets in an amount at least equal to the value of its commitments to purchase such securities.

TEMPORARY INVESTMENTS

Certain of the Funds are permitted to make temporary investments in Short-Term Obligations. Such investments may be used to:

|__  invest uncommitted cash balances

|__  maintain liquidity to meet shareholder redemptions or

|__ take a temporary defensive position against potential or serious stock market declines.

The tables which follow describe which investments, including temporary investments, each Fund may make.



                                                                                                         International
                                            Equity Index    Core Equity   Growth Equity  Special Equity     Growth        Balanced

ADRs, EDRs and GDRs                                --           35%            --             35%             o              45%
Asset-backed securities                            --           --             --             --             --              70%
Bank obligations                                   10%          35%            35%            35%            35%             45%
Foreign currency transactions                      --           --             --             --              o              --
Foreign securities                                 --           --             --             35%             o              35%
Futures contracts                                  --      5%(a)/20%(b)        --        5%(a)/20%(b)    5%(a)/20%(b)        --
Illiquid securities                                10%          15%            10%            15%            10%             15%
Investment companies                               10%          10%            10%            10%            10%             10%
Lending of securities                            33 1/3%     33 1/3%         33 1/3%        33 1/3%        33 1/3%         33 1/3%
Mortgage-backed securities                         --           --             --             --             --              70%
Options transactions                               --      5%(a)/20%(b)        --        5%(a)/20%(b)    5%(a)/20%(b)        --
Repurchase agreements                              10%          35%            35%            35%            35%             45%
Reverse repurchase agreements                      10%        33 1/3%        33 1/3%        33 1/3%        33 1/3%         33 1/3%
U.S. Government obligations                        10%          35%            35%            35%            35%             45%
Warrants                                           5%           5%             5%             5%             5%              5%
When-issued securities                           33 1/3%      33 1/3%        33 1/3%        33 1/3%        33 1/3%         33 1/3%
TEMPORARY INVESTMENTS
Cash                                              100%         100%           100%           100%           100%            100%
Short-term obligations                            100%         100%           100%           100%           100%            100%
Long-term and short-term
debt instruments, rated A or higher                --           10%            10%            10%            10%            100%


INVESTMENT RESTRICTIONS
Securities of any one issuer(c), (d)                5%           5%             5%             5%             5%              5%
Outstanding voting securities of any one issuer    10%          10%            10%            10%            10%             10%
Securities of issuers in any one industry          25%          25%            25%            25%            25%             25%
                                                less than    less than      less than      less than      less than       less than
Expected annual portfolio turnover                100%         100%           100%           100%           100%            100%(e)

o   Fund may invest in security without limitation.
-   Fund may not invest.
Percentages are of total assets (except Illiquid Securities, which are shown as a percentage of net assets).
(a) Fund may not purchase futures contracts or options where premiums and margin deposit exceed 5% of total assets.
(b) Fund may not enter into futures contracts or options where its obligations would exceed 20% of total assets.
(c) Except securities of the U.S. Government, its agencies or instrumentalities.
(d) Except that up to 25% of the Fund's total assets may be invested without regard to the 5% limitation.
(e) Annual portfolio turnover for the fixed income portion of Balanced Fund is not expected to exceed 250%.


                                                  Short-                                       Intermediate     PA           NJ
                                  Short Term   Intermediate  Government               Global     Municipal   Municipal    Municipal
                                    Income         Bond        Income      Bond        Bond        Bond        Bond         Bond
Asset-backed securities                 o            35%         --          o          35%         --           --          --
Bank obligations                        o            35%         --         35%         35%         --           --          --
Foreign currency transactions          --            --          --         --           o          --           --          --
Foreign securities                     --            --          --         35%          o          --           --          --
Futures contracts                      --            --          --         --     5%(a)/20%(b)     --           --          --
Illiquid securities                    15%           10%         15%        15%         15%         15%          15%         15%
Investment companies                   10%           10%         10%        10%         10%         10%          10%         10%
Lending of securities                33 1/3%       33 1/3%     33 1/3%    33 1/3%     33 1/3%     33 1/3%      33 1/3%     33 1/3%
Mortgage-backed securities              o            35%          o          o          35%         --           --          --
Municipal securities                   --            --          --         --          --           o            o           o
Options transactions                   --            --          --         --     5%(a)/20%(b)     --           --          --
Put transactions (c)                   --             o          --         --           o           o            o           o
Repurchase agreements                   o            35%         35%        35%         35%         20%          20%         20%
Reverse repurchase agreements        33 1/3%       33 1/3%     33 1/3%    33 1/3%     33 1/3%       10%          10%         10%
Swaps                                  --            --          --         --           o          --           --          --
U.S. Government obligations             o             o           o          o           o          20%          20%         20%
When-issued securities               33 1/3%       33 1/3%     33 1/3%    33 1/3%     33 1/3%       25%          25%         25%


TEMPORARY INVESTMENTS                                                                            less than     less than   less than
Taxable obligations                   100%          100%        100%       100%        100%         20%          20%         20%
Short-term obligations,
U.S. dollar and foreign               100%          100%        100%       100%       100%(g)       --           --          --

INVESTMENT RESTRICTIONS
Securities of any one issuer (d), (e)  5%            5%          5%         5%          --          5%           --          --
Outstanding voting securities
of any one issuer                      10%           10%         10%        10%         --          10%          --          --
Securities of issuers in
any one industry                       25%           25%         25%        25%       25%(h)      25%(f)       25%(f)      25%(f)
                                    less than     less than   less than  less than   less than  less than    less than   less than
Expected annual portfolio turnover    100%          250%        150%       200%       150%        100%         100%        100%

o   Fund may invest in security without limitation.
-   Fund may not invest.
Percentages are of total assets (except Illiquid Securities, which are shown as a percentage of net assets).
(a) Fund may not purchase futures contracts or options where premiums and margin deposit exceed 5% of total assets.
(b) Fund may not enter into futures contracts or options where its obligations would exceed 20% of total assets.
(c) Except premiums on all puts outstanding will not exceed 2% of total assets.
(d) Except securities of the U.S. Government, its agencies or instrumentalities.
(e) Except that up to 25% of the Fund's total assets may be invested without regard to the 5% limitation.
(f) Limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments.
(g) May also purchase short-term obligations denominated in foreign currencies.
(h) Except securities of the U.S. Government, foreign governments or supranational agencies.


                                        Treasury Reserve     Cash Reserve      Tax-Free Reserve
Asset-backed securities                        --                  o                  --
Bank obligations                               --                  o                  20%
Illiquid securities                            10%                10%                 10%
Investment companies                           10%                10%                 10%
Lending of securities                        33 1/3%            33 1/3%             33 1/3%
Mortgage-backed securities                     --                  o                  20%
Municipal securities                           --                 --                   o
Put transactions (a)                           --                 --                   o
Repurchase agreements                           o                  o                  20%
Reverse repurchase agreements                  10%                10%                 10%
U.S. Government obligations                     o                  o                  20%
Variable amount master demand notes            --                  o                  --
When-issued securities                         --                 --                  25%


TEMPORARY INVESTMENTS
Cash                                          100%               100%                100%
                                                                                   less than
Taxable obligations                           100%               100%                 20%


INVESTMENT RESTRICTIONS
Securities of any one issuer (b), (c)          5%                 5%                  5%
Securities of issuers in any one industry      NA                 25%               25%(d)

o   Fund may invest in security without limitation.
-   Fund may not invest.
Percentages are of total assets (except Illiquid Securities, which are shown as a percentage of net assets).
(a) Except premiums on all puts outstanding will not exceed 2% of total assets.
(b) Except securities of the U.S. Government, its agencies or instrumentalities.
(c) Except that up to 25% of the Fund's total assets may be invested without regard to the 5% limitation.
(d) Limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments.

     Distributions

Shareholders of each Fund are entitled to any distributions from the net investment income and capital gains earned on investments held by the Fund, provided that they are shareholders of record on the date the distributions are declared ('Record Date').

Class Y Shares of the Money Market Funds begin earning income on the business day on which the purchase order for the shares is executed. They continue to earn income through, and including, the day before the redemption order for these shares is executed.

Class Y Shares of the Fixed Income Funds begin earning income on the business day following the day on which the purchase order for the shares is executed and continue to earn income through, and including, the day on which the redemption order for these shares is executed.

Distributions are paid in the form of additional Class Y Shares of a Fund unless a shareholder selects one of the following options on the Account Opening Form:

|__ Cash Dividend Option - To receive income distributions in cash and capital gains distributions in additional shares of a Fund at net asset value.

|__ All Cash Option - To receive both income and capital gains distributions in cash.

If neither option is selected on the Account Opening Form, the Transfer Agent will automatically reinvest all income and capital gains distributions in additional shares at the net asset value in effect at the close of business on the reinvestment date. Distributions are automatically paid in cash (along with any redemption proceeds) within seven business days of a shareholder closing an account with a Fund.

The distributions from Class Y Shares are normally higher than those from Class A, Class B or Class C Shares because of the distribution and transfer agent expenses charged to Class A, Class B and Class C Shares.

Distributions from the Net Investment Income of:

|__ Domestic Equity Funds and Global Bond Fund are declared and paid to shareholders on a quarterly basis.

|__ International Growth Fund are periodically declared and paid to shareholders.

|__ Domestic Fixed Income Funds and Money Market Funds are declared daily as a dividend and paid monthly to shareholders.

NOTE: DISTRIBUTIONS PAID SHORTLY AFTER THE PURCHASE OF SHARES BY AN INVESTOR, ALTHOUGH IN EFFECT A RETURN OF CAPITAL, ARE TAXABLE AS ORDINARY INCOME.

Distributions of any capital gains will be made at least annually for each Fund.

     Taxes

The following is only a brief summary of some of the important federal tax considerations generally affecting the Funds and their shareholders. We have not attempted to present a detailed explanation of the tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Potential investors and shareholders in the Funds are urged to consult their tax advisers with specific reference to their own tax situations.

The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.


ALL FUNDS

|__ Each Fund is treated as a separate entity for federal income tax purposes and is not combined with any other CoreFunds portfolios. Each Fund intends to qualify for the favorable tax treatment afforded a 'regulated investment company' under the Code.

|__ Whether paid in cash or in additional shares, distributions attributable to a Fund's net investment income (including ordinary income and net short-term capital gains) will be taxable to shareholders as ordinary income. This includes any distributions attributable to taxable net investment income of Tax-Free Reserve or Intermediate Municipal Bond Fund.

|__ Capital gains distributions of all Funds will be taxable as gain from the sale or exchange of a capital asset held for more than one year, regardless of how long a shareholder has held the shares.

|__ If a Fund declares distributions payable to shareholders of record on a date in October, November or December of any year, the distributions will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund during the following January.

|__ THE SALE OR REDEMPTION OF SHARES OF A MUTUAL FUND IS A TAXABLE EVENT TO THE SELLING OR REDEEMING SHAREHOLDER. Gains or losses (if any) may also be realized in connection with an exchange among the CoreFunds portfolios.

|__ In the opinion of counsel, distributions made by the Funds are exempt from current Pennsylvania Personal Property Taxes. Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year.


INTERNATIONAL GROWTH FUND
GLOBAL BOND FUND

International Growth Fund and Global Bond Fund will receive dividends and interest paid by foreign issuers which are frequently subject to withholding taxes by foreign governments. If either Fund holds equity or debt securities of foreign corporations valued at more than 50% of total assets at the close of any taxable year, the Fund may elect (for U.S. federal income tax purposes) to treat each shareholder as having additional income equal to a proportionate amount of the foreign taxes paid by the Fund and as having directly paid these foreign taxes. If a Fund makes this decision, shareholders will be treated as having directly earned a portion of the Fund's gross income from foreign sources. Shareholders will be subject to U.S. federal income taxes for this additional income from foreign sources net of the foreign taxes paid. Each Fund will make this decision only if it deems it to be in the best interests of its shareholders and will notify shareholders accordingly.

TREASURY RESERVE
CASH RESERVE
TAX-FREE RESERVE

Investments in STRIPS and Receipts are sold at original issue discount and thus do not make periodic cash interest payments. A Fund will be required to include as part of its current income the imputed interest on these obligations even though the Fund has not received any interest payments on the obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute the imputed income, which may occur at a time when the investment adviser would not have chosen to sell the securities and which may result in a taxable gain or loss.


INTERMEDIATE MUNICIPAL BOND FUND
PENNSYLVANIA MUNICIPAL BOND FUND
NEW JERSEY MUNICIPAL BOND FUND
TAX-FREE RESERVE

Each of these Funds expects to qualify to pay tax-exempt interest income distributions to its shareholders. In general, the Fund's shareholders may exclude tax-exempt income distributions from their gross income, unless their specific circumstances disallow it. Intermediate Municipal Bond Fund and Tax-Free Reserve are permitted to purchase 'private activity bonds' that are subject to the Federal Alternative Minimum Tax (the 'AMT') consistent with their 20% limitation on taxable obligations.

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of these Funds is not deductible for federal income tax purposes. Furthermore, these Funds may not be an appropriate investment for persons (including corporations and other business entities) who are 'substantial users' (or persons related to 'substantial users') of facilities financed by industrial development or private activity bonds. A 'substantial user' is defined generally to include certain persons who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds. Corporate shareholders should note that all tax-exempt interest income distributions are includable in the computation of 'adjusted current earnings' for AMT purposes, regardless of when the bonds from which they are derived were issued or whether they are derived from 'private activity bonds.' Accordingly, corporate shareholders should consult their tax advisers regarding the impact that holding shares of these Funds would have on their own AMT liability.

Tax-exempt interest income distributions and other distributions paid by these Funds may be taxable to investors as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if received directly, would be exempt from such income taxes.

PENNSYLVANIA TAX CONSIDERATIONS

For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by Pennsylvania Municipal Bond Fund from its investments in Pennsylvania Municipal Securities or in direct obligations of the United States, its territories and certain of its agencies and instrumentalities ('Federal Securities'), including obligations issued by U.S. possessions, are not taxable. Distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.

Distributions made by Pennsylvania Municipal Bond Fund are exempt from Pennsylvania county personal property taxes to the extent that the Fund's portfolio consists of Pennsylvania Municipal Securities and Federal Securities, including obligations issued by U.S. territories and possessions.

To the extent that gain on the disposition of a share represents gain realized on Pennsylvania Municipal Securities held by Pennsylvania Municipal Bond Fund, such gain may be subject to the Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.


NEW JERSEY TAX CONSIDERATIONS

Investors in New Jersey Municipal Bond Fund will not be subject to the New Jersey Gross Income Tax on distributions from the Fund attributable to interest income from (and net gain, if any, from the disposition of) New Jersey Municipal Securities or Federal Securities held by the Fund, either when received by the Fund or when credited or distributed to the investors, provided that the Fund meets the requirements for a qualified investment fund by:

|__  maintaining its registration as a registered investment company

|__ investing at least 80% of the aggregate principal amount of the Fund's investments, excluding cash and cash items, in New Jersey Municipal Securities or Federal Securities and

|__ investing 100% of its assets in interest-bearing obligations, discount obligations, and cash, including receivables.


For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey Municipal Securities and Federal Securities, and distributions from net realized capital gains in respect of such investments, will be taxable. Gain on the disposition of shares of the Fund is not subject to New Jersey Gross Income Tax, provided that the Fund meets the requirements for a qualified investment fund set forth above.

See the Statement of Additional Information for further information regarding taxes.


    Valuation of Shares


NET ASSET VALUE

A 'business day' of a Fund is a day on which the New York Stock Exchange is open for trading, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) on which securities or instruments held by the Fund are traded such that the Fund's net asset value per share might be materially affected.


Equity Funds
Fixed Income Funds

The shares of these Funds will fluctuate in value as a result of changes in the value of their portfolio investments. Shares in the Funds will realize capital gains or losses as portfolio investments are sold above or below costs, respectively.

The net asset value per share of these Funds is normally determined as of 4:00 p.m. (Eastern time) (the 'Valuation Time') on each business day of the Funds.

Net asset value per share is calculated by adding the value of all of the Fund's portfolio securities and other assets, subtracting the liabilities, and dividing by the total number of outstanding shares of the Fund at the time of the valuation. The result (adjusted to the nearest cent) is the net asset value per share.

Money Market Funds

The net asset value per share of each of these Funds is normally determined as of 12:00 noon (Eastern time) on each business day. These Funds are managed to maintain a stable price of $1.00 per share.

PORTFOLIO PRICING

Portfolio securities that are traded both over-the-counter and on a national securities exchange are valued according to the broadest and most representative market. When securities exchange valuations are used, the valuation will be the latest sale price on that business day or, if there is no such reported sale, the current bid price. Securities regularly traded in the over-the-counter market for which market quotations are readily available will be valued at the current bid price. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith to reflect their fair market value, pursuant to procedures adopted by the Board of Directors.

International Growth Fund
Global Bond Fund

Securities listed on a foreign exchange are valued at the most recent closing price available before the assets are valued. All prices of listed securities are taken from the exchange where the security is primarily traded.

Money Market Funds

The assets in the Money Market Funds are valued based upon the amortized cost method, in accordance with rules adopted under the Investment Company Act. With this method of valuation, the value of a Fund's shares normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, each Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates).

     Management

The business and affairs of each Fund are managed under the direction of CoreFunds Board of Directors.

INVESTMENT ADVISER,
SUB-ADVISERS

CoreStates Advisers has overall responsibility for portfolio management for each Fund. CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, N.A., which is itself a wholly-owned subsidiary of CoreStates Financial Corp ('CoreStates Corp'). CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 25 largest bank holding companies in the United States.

CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, as well as related investment advisory, research, trading and fund management functions. CoreStates Advisers currently manages discretionary and nondiscretionary client security portfolios with a total aggregate market value of over $16 billion for individuals, corporations, institutions and municipalities. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity and international investments.

CoreStates Advisers principal offices are located at 1500 Market Street, Philadelphia, Pennsylvania 19102.

As a result of the merger of CoreStates Corp and Meridian Bancorp, Inc. in April 1996, Meridian Investment Company ('MIC') is now a wholly-owned subsidiary of CoreStates Corp and an affiliate of CoreStates Advisers. Certain employees of MIC perform investment management and advisory functions for the Funds under the overall authority of CoreStates Advisers.

As investment adviser, CoreStates Advisers manages the investment portfolio of each Fund, makes decisions about and places orders for all purchases and sales of a Fund's portfolio securities, and maintains certain records relating to these purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Funds and the cost of obtaining market quotations for portfolio securities held by the Funds.

CoreStates Advisers has delegated some of its portfolio management functions for International Growth Fund to Martin Currie and Aberdeen Managers, and, for Global Bond Fund, to Analytic, under separate Sub-Advisory Agreements between CoreStates Advisers and Martin Currie, Aberdeen Managers and Analytic, respectively (the "Sub-Advisers").

Under a multiple manager structure, CoreStates Advisers has general oversight responsibility for the investment advisory services provided to International Growth Fund by Martin Currie and Aberdeen Managers. CoreStates Advisers is also responsible for managing the allocation of assets between the Fund's Sub-Advisers. Accordingly, each Sub-Adviser will be responsible for the day-to-day investment management of all or a portion of the assets of the Fund. However, having multiple sub-advisers responsible for investing separate portions of the Fund's assets creates the need for coordination among sub-advisers.

As sub-advisers to International Growth Fund and Global Bond Fund, the Sub-Advisers manage the investment portfolio of their respective Funds, make decisions about and place orders for the majority of the purchases and sales of the Fund's portfolio securities, and maintain certain records relating to these purchases and sales. The Sub-Advisers pay all expenses incurred by them in connection with their sub-advisory activities, other than the cost of securities (including any brokerage commissions) purchased for a Fund and the cost of obtaining market quotations for portfolio securities held by a Fund.

Martin Currie, a New York corporation located in Edinburgh, Scotland, is a wholly-owned subsidiary of Martin Currie, Ltd., which is owned principally by its full-time working executives. Founded in 1881, Martin Currie, Ltd. is one of Scotland's largest independent investment management groups. Martin Currie, was established to provide foreign investment advisory services to U.S. taxable and tax-exempt funds seeking diversification into international markets. Martin Currie is located at Saltire Court, 20 Castle Terrace, Edinburgh EH 2ES, Scotland.

Aberdeen Managers, a Delaware corporation located in Fort Lauderdale, Florida, is wholly owned by Aberdeen Asset Management PLC, a publicly held corporation based in the United Kingdom. A subsidiary of CoreStates Corp owns approximately 10.3% of Aberdeen Asset Management. Aberdeen Asset Management, whose assets under management at the end of August, 1997 was $18.1 billion, was formed in 1876 and has been managing investment funds since 1986. It formed Aberdeen Managers in 1995 to provide foreign investment advisory services in the U.S. Aberdeen Managers is located at NationsBank Tower, 22nd Floor, Fort Lauderdale, Florida 33394.

Analytic, formerly called Alpha Global Fixed Income Managers, Inc., is a specialist manager of fixed income securities and cash for institutional investors. Analytic is a wholly-owned subsidiary of United Asset Management Corporation of Boston, Massachusetts, whose total assets under management exceed $190 billion. Analytic is located at 25/28 Old Burlington Street, London W1X 1LB, England.


ADMINISTRATOR AND TRANSFER AGENT

SEI Fund Resources ('SFR' or the 'Administrator'), with principal offices at 530 East Swedesford Road, Wayne, Pennsylvania 19087, acts as the administrator for each Fund. For its administrative services, SFR is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of .25% of the Fund's average daily net assets. As Administrator, SFR generally assists in the Funds' administration and operations.

Boston Financial Data Services ('BFDS'), an affiliate of State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Fund's transfer agent (the 'Transfer Agent') and dividend paying agent.

DISTRIBUTOR

SEI Investments Distribution Co. (the 'Distributor'), with principal offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as each Fund's distributor pursuant to a Distribution Agreement.

With respect to the Money Market Funds, the Distributor may provide promotional incentives, from time to time and at its own expense, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the shares of these Funds.


CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent for each of the Funds and custodian for the assets of the Funds. Morgan Stanley Trust Company, One Pierreport Plaza, 8th Floor, Brooklyn, NY 11201, acts as foreign sub-custodian for the assets of the International Growth and Global Bond Funds. CoreStates Bank, N.A. and Morgan Stanley Trust Company (the "Custodians") hold cash, securities and other assets of the Funds as required by the Investment Company Act.


     Performance Information

TOTAL RETURN AND YIELD

From time to time, in advertisements or reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.

The Funds may calculate their performance on a total return basis for various periods. The total return basis combines principal changes and income and capital gains distributions paid during the period. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of income and capital gains distributions paid during the period.

Fixed Income Funds
Money Market Funds

In addition to quoting total return, the Fixed Income Funds and Money Market Funds may advertise 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance.

The 'yield' of a Fund refers to the income generated by an investment in the Fund over a 30-day period (seven days for Money Market Funds). (The period will be stated in the advertisement.) This income is then 'annualized.' That is, the amount of income generated by the investment during that month is assumed to be generated each month (or week, as in the case of a Money Market
Fund) over a 12-month period and is shown as a percentage of the investment.

The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'yield' because of the compounding effect of this assumed reinvestment. (See 'Yields' in the Statement of Additional Information.)

Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Tax-Free Reserve may also advertise their 'taxable equivalent yield,' which is calculated by taking into account the investor's current tax bracket. This is the yield an investor would need to earn from a taxable investment in order to realize an 'after-tax' benefit equal to the tax-free yield provided by a Fund.


IN GENERAL

The Funds will include performance data for Class Y and Class A, Class B or Class C shares, as appropriate, in any advertisement or information including performance data of the Funds. Total return and performance data concerning Class A Shares will reflect the sales charge and distribution and incremental transfer agent expenses borne exclusively by Class A Shares. Total return and performance data concerning Class B Shares will reflect the contingent deferred sales charge and distribution and incremental transfer agent expenses borne exclusively by Class B Shares. Total return and performance data concerning Class C Shares will reflect the distribution and incremental transfer agent expenses borne exclusively by Class C Shares.

The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. Each Fund's performance will fluctuate and is not necessarily representative of future results. A Fund's performance would be favorably affected by any investment advisory fee waivers on the part of CoreStates Advisers. Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent auditors.

     How to Purchase and Redeem Shares

PURCHASE OF SHARES

Shares of the Funds are sold on a continuous basis by the Distributor. Shares may also be purchased through CoreStates Securities Corp. Shares of the Funds are only offered to residents of states in which the shares are eligible for purchase.

Institutional investors may acquire Class Y Shares of a Fund for their own account or as a record owner on behalf of fiduciary, agency or custody accounts by placing orders with the Distributor.

We recognize receipt of an order to purchase shares by Federal Funds wire on the business day of the wire, but only if you notify CoreFunds Investor Services at 1-800-355-CORE by 12:00 noon (Eastern Time) of your intention to wire money. Before wiring funds, make sure that wire instructions include your account number.

Please wire money to:

CORESTATES PHIL
PHILADELPHIA, PA
ABA 031000011

for credit to:

COREFUNDS
A/C 0169-0541
[YOUR ACCOUNT NUMBER]

For Equity and Fixed Income Funds, federal funds must be transmitted or delivered to the Fund's custodian by close of business on the next business day. For Money Market Funds, federal funds must be transmitted or delivered to the Fund's custodian by close of business on the same day.

We will execute an order on any business day at the net asset value per share determined on that day if we receive it:

|__  before 4:00 p.m. for an Equity or Fixed Income Fund or

|__  before 12:00 noon for a Money Market Fund.

We will determine the net asset value as of 4:00 p.m. (12:00 noon for a Money Market Fund) on that date.

If we receive an order after 4:00 p.m. on any business day for an Equity or Fixed Income Fund, or after 12:00 noon for a Money Market Fund, we will execute it on the next business day of the Fund.

We recognize receipt of an order when the Transfer Agent or its authorized agent receives it. A Fund may establish special procedures to expedite receipt of orders from institutional investors.

The minimum investment amount is $1,000,000 for the initial purchase of shares. This minimum may be waived at the discretion of the Distributor. There is no minimum for subsequent investments. The Distributor reserves the right to reject any purchase order when it determines that it is not in the best interests of the Fund and its shareholders to accept it.

Every shareholder of record will receive a confirmation of each new share transaction with a Fund. The confirmation will also show the total number of shares the Transfer Agent is holding in safekeeping for the account of the shareholder. Certificates representing shares in the Funds will not be issued.

Institutions will record beneficial ownership of shares held of record on behalf of their customers. They will reflect this ownership in the regular account statements they provide to their customers.


REDEMPTION OF SHARES

Institutional investors may redeem all or part of the shares beneficially owned by a customer according to instructions and limitations pertaining to the customer's account at the institution.

Important Redemption Information:

|__ We execute redemption orders for the Fixed Income and Equity Funds at the net asset value per share at 4:00 p.m. that day if we receive the order by 4:00 p.m. that day.

|__ We execute redemption orders for the Money Market Funds at the net asset value per share at 12:00 noon that day if we receive the order by 12:00 noon that day.

|__ We recognize receipt of an order when the Transfer Agent or its authorized agent receives it.

|__ The Transfer Agent will make payment on the next business day by transfer of federal funds.

The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in 'readily marketable' portfolio securities at their market value equal to the redemption price. In such cases, you may incur brokerage costs in converting these securities to cash.


     Description of Shares

In addition to the portfolios described in this Prospectus, CoreFunds has set up Class Y Shares representing the Elite Treasury Reserve, Elite Cash Reserve, Elite Government Reserve and Elite Tax-Free Reserve portfolios. CoreFunds offers two classes of shares of each portfolio. In total, CoreFunds consists of twenty-one different portfolios. CoreFunds may in the future create additional portfolios or classes of shares within a portfolio. Class A, Class B and Class C Shares -- Individual and Shares of the Elite Money Market Funds are offered in separate prospectuses. This Prospectus solely relates to Class Y Shares -- Institutional.

IF YOU WISH TO OBTAIN SIMILAR INFORMATION REGARDING OTHER COREFUND PORTFOLIOS, YOU MAY REQUEST PROSPECTUSES DESCRIBING THE PORTFOLIOS BY CONTACTING THE DISTRIBUTOR AT 1-800-355-CORE.

Differences exist between classes of shares of some CoreFunds portfolios pertaining to distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class.

Class A Shares are subject to a sales load and distribution and transfer agent expenses for certain shareholder services they receive. Class B Shares are subject to distribution and transfer agent expenses for certain shareholder services they receive, and may be subject to a contingent deferred sales charge upon redemption. Class C Shares are subject to similar expenses, but are not subject to a sales load. Class A, Class B and Class C Shares also have voting rights in connection with the Distribution Plan affecting Class A, Class B and Class C Shares. The distribution and transfer agent expenses charged to Class A, Class B and Class C Shares result in their having different income distributions and performance results from Class Y Shares.

Aside from these differences, each share in each Fund represents an equal proportionate interest in that Fund with each other share of the same Fund. Each share in each Fund is entitled to distributions out of the income earned on the assets belonging to the Fund, as the Board of Directors declares at its discretion.

CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held. Shareholders will vote in the aggregate and not by portfolio or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. (See the Statement of Additional Information under 'Description of Shares' for examples where the Investment Company Act requires voting by portfolio or class.) Voting rights are not cumulative.

As used in this Prospectus, a 'vote of a majority of the outstanding shares' of a Fund means the affirmative vote of the lesser of:

|__  more than 50% of the outstanding shares of a Fund or

|__ at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.


     General Information

In accordance with the Maryland General Corporation Law, CoreFunds is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding shares of CoreFunds, or of a Fund with respect to matters affecting only that Fund.

'Assets belonging to a Fund' are defined as:

|__ the consideration received by CoreFunds upon the issuance or sale of shares in a Fund

|__  all income, earnings, profits and proceeds derived from the investment and

|__  any proceeds from the sale, exchange or liquidation of the investments.

Assets belonging to a Fund are charged with the direct liabilities of that Fund as well as a share of the general liabilities of CoreFunds. The general liabilities of CoreFunds are allocated in proportion to the relative asset values of each of CoreFunds portfolios at the time the expense or liability is incurred. CoreFunds management charges the Funds for liabilities when they are incurred and credits the Funds for assets when they are acquired. These determinations are reviewed and approved annually by the Board of Directors and are conclusive.

SHAREHOLDER NOTES

SHAREHOLDER NOTES

SHAREHOLDER NOTES

The CoreFund Family of Mutual Funds

COREFUNDS, INC.

DIRECTORS
Emil J. Mikity, Chairman
George H. Strong
Erin Anderson
Thomas J. Taylor
Cheryl H. Wade

OFFICERS
David G. Lee, President
James W. Jennings, Secretary

INVESTMENT ADVISER
CoreStates Investment Advisers, Inc.
Philadelphia, PA 19101

ADMINISTRATOR
SEI Fund Resources
Wayne, PA 19087

DISTRIBUTOR
SEI Investments Distribution Co.
Oaks, PA 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Philadelphia, PA 19103

INVESTMENT ADVISER

[LOGO]



For current performance, purchase, redemption, and other information, call 1-800-355-CORE (2673).

The CoreFund Family of Mutual Funds


EQUITY
Equity Index
Core Equity
Growth Equity
Special Equity
International Growth


BALANCED
Balanced


INCOME
Short Term Income
Short-Intermediate Bond
Government Income
Bond
Global Bond


TAX-EXEMPT INCOME
Intermediate Municipal Bond
Pennsylvania Municipal Bond
New Jersey Municipal Bond


MONEY MARKET
Treasury Reserve
Cash Reserve
Tax-Free Reserve


SEI Investments Distribution Co., Distributor
Oaks, PA 19456
1-800-355-CORE

COR-F-045-07
11/97

                        PROSPECTUS FOR INDIVIDUAL SHARES

                                NOVEMBER 1, 1997


CoreFunds Investing our experience in your future

EQUITY FUNDS

BALANCED FUND

INCOME FUNDS

TAX-EXEMPT INCOME FUNDS

MONEY MARKET FUNDS

/ /
CoreFund(R)
Family of Mutual Funds

INTRODUCING COREFUNDS


This Prospectus introduces you to seventeen of the mutual funds offered by CoreFunds, Inc. ("CoreFunds"), an open-end management investment company. CoreFunds consists of twenty-one diversified and non-diversified portfolios. This Prospectus offers:

|__  Class A (Individual) Shares of the Equity and Balanced Funds
|__  Class A (Individual) Shares of the Fixed Income Funds
|__  Class B (Individual) Shares of the Equity and Balanced Funds and of Cash
       Reserve and
|__  Class C (Individual) Shares of the Money Market Funds.

Materials relating to Class Y (Institutional) Shares of the Funds may be obtained by calling 1-800-355-CORE or by writing to:

COREFUNDS, INC.
C/O SEI INVESTMENTS
P.O. BOX 470
WAYNE, PA 19087-0470

CoreStates Investment Advisers, Inc. ("CoreStates Advisers") serves as the investment adviser to each Fund. The International Growth Fund and Global Bond Fund also retain investment sub-advisers. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity and international investments.

You may choose to invest in any of the CoreFunds offered in this Prospectus. Read your prospectus before you invest and keep it for future reference.

Additional information about the Funds, contained in a Statement of Additional Information dated November 1, 1997, has been filed with the Securities and Exchange Commission. It is incorporated in this Prospectus by reference. To obtain a copy without charge, call 1-800-355-CORE or write to:

COREFUNDS, INC.
C/O SEI INVESTMENTS
P.O. BOX 470
WAYNE, PA 19087-0470


AN IMPORTANT WORD ABOUT MUTUAL FUNDS:

SHARES IN THE FUNDS ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH FUND'S INVESTMENT ADVISER, OR ANY OF ITS AFFILIATES.

SHARES IN THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTMENTS IN FUND SHARES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AN INVESTMENT IN THE CASH RESERVE, THE TREASURY RESERVE AND/OR THE TAX-FREE RESERVE IS NOT INSURED AND IS NOT GUARANTEED BY THE U.S. GOVERNMENT, AND WE CAN NOT ASSURE YOU THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES. ALSO, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                      WHAT YOU WILL FIND IN THIS PROSPECTUS


INFORMATION ON THE FUNDS
   EQUITY FUNDS

      Equity Index............................................2
      Core Equity.............................................4
      Growth Equity...........................................6
      Special Equity..........................................8
      International Growth...................................10

   BALANCED FUND

      Balanced...............................................12

   FIXED INCOME FUNDS

      Short Term Income......................................14
      Short-Intermediate Bond................................16
      Government Income......................................18
      Bond...................................................20
      Global Bond............................................22
      Intermediate Municipal Bond............................24
      Pennsylvania Municipal Bond............................26
      New Jersey Municipal Bond..............................28

   MONEY MARKET FUNDS

      Treasury Reserve.......................................30
      Cash Reserve...........................................32
      Tax-Free Reserve.......................................34

GENERAL INFORMATION

      General Investment Policies and Practices..............36
      Distributions..........................................42
      Taxes..................................................42
      Valuation of Shares....................................44
      Management.............................................45
      Performance Information................................47
      Description of Shares..................................47
      General Information....................................48

SHAREHOLDER SERVICES GUIDE

      Opening an Account and Purchasing Shares...............49
      Exchanging Shares......................................53
      Selling (Redeeming) Your Shares........................53

                                EQUITY INDEX FUND

SUMMARY

Equity Index Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by investing primarily in stocks represented in the S&P 500 Index.

INVESTMENT OBJECTIVE

Equity Index Fund seeks investment results that achieve price and yield performance similar to the S&P 500 Index.

PORTFOLIO INVESTMENTS

The Fund invests at least 90% of its total assets in equity securities that represent a composite of the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. In choosing the 500 stocks which are included in the S&P 500 Index, S&P considers market values and industry diversification.

The Fund's investment portfolio will generally consist of common stocks of as many issuers listed in the S&P 500 Index as is feasible. CoreStates Advisers uses a computer model that closely monitors the industry weightings of the S&P 500 Index. Although CoreStates Advisers does not screen securities by traditional methods of financial and market analyses, it monitors the Fund's investments with a view toward removing stocks of companies which exhibit extreme financial distress or which may impair the Fund's ability to achieve its investment objective.

Equity Index Fund strives to provide a total return comparable to the S&P 500 Index. (Please see page 36 for more information about General Investment Policies and Practices.)

Equity Index Fund is not sponsored by nor affiliated with Standard & Poor's Corporation ("S&P").


RISK CONSIDERATIONS

Like all equity funds, Equity Index Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.


INVESTMENT SUITABILITY

Equity Index Fund may be appropriate for investors who:

|__  are seeking long-term capital growth

|__  do not need to earn current income

|__ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

|__ are able to tolerate fluctuations in the principal value of their investment.


FUND MANAGEMENT

Lary Aasheim, CFA, a Managing Director and Director of Research of CoreStates Advisers, is portfolio manager of Equity Index Fund. Prior to joining CoreStates Advisers in 1990, Mr. Aasheim worked as an analyst at First Fidelity Bank/Fidelity Bank, First Pennsylvania Bank and Bear Stearns in New York. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES

The purpose of the following tables is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A and Class B Shares of the Fund.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                            5.50%
Maximum Sales Load Imposed on Redemptions                          None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                       .15%
12b-1 Fees After Fee Waivers(2)                                     .00%
Other Expenses After Fee Waivers(3)                                 .22%
Total Operating Expenses After Fee Waivers(4)                       .37%

(1) Absent voluntary waivers, investment advisory fees would be .40% of average net assets.

(2) Absent voluntary waivers, Rule 12b-1 fees would be .25% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .31% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been .96%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


CLASS B (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                               None
Maximum Sales Load Imposed on Redemptions                             5.00%
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                          .15%
12b-1 Fees(2)                                                         1.00%
Other Expenses After Fee Waivers(3)                                    .22%
Total Operating Expenses After Fee Waivers(4)                         1.37%

(1) Absent voluntary waivers, investment advisory fees would be .40% of average net assets.

(2) This fee consists of a shareholder servicing fee of .25% and an asset-based distribution fee of .75%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .31% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses are estimated to be 1.71%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


EXAMPLE

THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS
THAN THOSE SHOWN.
                                                                                                           1 Year     3 Years
                                                                                                           ------     -------
You would pay the following expenses on a $1,000 investment,       Class A Shares                            $59        $66
assuming (1) imposition of the maximum sales charge or CDSC,       Class B Shares (with redemptions)         $64        $73
(2) a 5% annual return and, except as noted, (3) redemption        Class B Shares (without redemptions)      $14        $43
at the end of each time period.


                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A Shares of Equity Index Fund. The financial highlights for the Fund for the period from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE. Class B Shares were not yet offered as of June 30, 1997. Performance of Class B Shares would be lower than the performance of Class A Shares due to the higher distribution-related expenses charged to Class B Shares.

                                                                    1997
CLASS A (INDIVIDUAL)                                             ----------
For a Share Outstanding Throughout the Period Ended              June 30(1)
---------------------------------------------------              ----------
Net Asset Value, Beginning of Period                              $ 29.62
Net Investment Income                                             $  0.32
Realized and Unrealized Net Gains on Securities                   $  8.05
Distributions from Net Investment Income                          $ (0.38)
Distributions from Capital Gains                                  $ (0.24)
Net Asset Value, End of Period                                    $ 37.37
Total Return(2)                                                     28.58%+
Net Assets, End of Period (000 omitted)                           $ 4,507
Ratio of Expenses to Average Net Assets                              0.37%
Ratio of Net Income to Average Net Assets                            1.51%
Ratio of Expenses to Average Net Assets (Excluding Waivers)          0.69%
Ratio of Net Income to Average Net Assets (Excluding Waivers)        1.19%
Portfolio Turnover Rate                                                11%
Average Commission Rate Paid(3)                                   $0.0545

----------
+    This figure has not been annualized.

(1 Commenced operations October 9, 1996. Unless otherwise noted, all ratios for the period have been annualized.

(2)  Total return does not reflect applicable sales load.

(3) Average commission rate paid per share for security purchases and sales during the period.

                                CORE EQUITY FUND


SUMMARY

Core Equity Fund seeks maximum total return by investing in a diversified portfolio of common stocks.

INVESTMENT OBJECTIVE

Core Equity Fund seeks maximum total return in excess of the S&P 500 Index.

PORTFOLIO INVESTMENTS

The Fund invests principally in a diversified portfolio of common stocks including stocks of companies with:

|__  large market capitalizations (i.e., over $5 billion)

|__  medium market capitalizations (i.e., between $1 billion and $5 billion) and

|__  small market capitalizations (i.e., under $1 billion).

Market capitalization means the total number of common shares of a company's stock outstanding multiplied by the market price per share.

In addition, up to 20% of the Fund's total assets may be invested in:

|__  securities convertible into common stocks

|__  preferred stocks

|__  corporate bonds and notes

|__  warrants

|__  Short-Term Obligations and

|__  sponsored and unsponsored American Depositary Receipts ("ADRs").

Core Equity Fund strives to provide a total return greater than broad stock market indices such as the S&P 500 Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Increased Business and Economic Sensitivity - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets and financial resources and may be dependent upon a relatively small management group. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Also, like all equity funds, Core Equity Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.

INVESTMENT SUITABILITY

Core Equity Fund may be appropriate for investors who:

|__  are seeking long-term capital growth

|__  do not need to earn current income

|__ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

|__ are able to tolerate fluctuations in the principal value of their investment.


FUND MANAGEMENT

Joseph E. Stocke, CFA, is a Senior Managing Director of CoreStates Advisers and manages Core Equity and Special Equity Funds. He is also a Senior Investment Manager/Equities with Meridian Investment Company, an affiliate of CoreStates Advisers. He has been with Meridian since 1983. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following tables is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A and Class B Shares of the Fund.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                             5.50%
Maximum Sales Load Imposed on Redemptions                           None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees                                             .74%
12b-1 Fees(1)                                                        .25%
Other Expenses After Fee Waivers(2)                                  .19%
Total Operating Expenses After Fee Waivers(3)                       1.18%

(1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .28% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been 1.27%. This fee waiver is voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee. Total Operating Expenses have been restated to reflect anticipated expenses.


CLASS B (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                             None
Maximum Sales Load Imposed on Redemptions                           5.00%
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees                                             .74%
12b-1 Fees(1)                                                       1.00%
Other Expenses After Fee Waivers(2)                                  .19%
Total Operating Expenses After Fee Waivers(3)                       1.93%

(1) This fee consists of a shareholder servicing fee of .25% and an asset-based distribution fee of .75%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .28% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses are estimated to be 2.02%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.

THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE
                                                                                        1 Year     3 Years   5 Years     10 Years
                                                                                        ------     -------   -------     --------
You would pay the following expenses on a          Class A Shares                         $66        $90      $116         $190
$1,000 investment, assuming (1) imposition of      Class B Shares (with redemption)       $70        $91      $104         $225
the maximum sales charge or CDSC, (2) a 5%         Class B Shares (without redemption)    $20        $61      $104         $225
annual return and, except as noted,
(3) redemption at the end of each time period.


                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A Shares of Core Equity Fund. The financial highlights for the Fund for the periods from November 1, 1995 through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the periods ended October 31, 1990 through October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors for the predecessor fund. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE. Class B Shares were not yet offered as of June 30, 1997. Performance of Class B Shares would be lower than the performance of Class A Shares due to the higher distribution-related expenses charged to Class B Shares.

                                                                                      RETAIL     PRIOR
                                                                                      CLASS      CLASS
                                                                  1997       1996      1995      1994     1993
CLASS A (INDIVIDUAL)(3)*                                        ------------------    -------------------------
For a Share Outstanding Throughout the Period Ended                   June 30                  October 31
---------------------------------------------------             -----------------------------------------------
Net Asset Value, Beginning of Period                            $  17.28    17.08      15.00     15.39    13.93
Net Investment Income                                           $   0.07     0.12       0.18      0.11     0.14
Realized and Unrealized Net Gains (Losses) on Securities        $   5.32     1.49       2.87      0.22     1.89
Distributions from Net Investment Income                        $  (0.07)   (0.11)     (0.17)    (0.11)   (0.14)
Distributions from Capital Gains                                $  (1.47)   (1.30)     (0.80)    (0.61)   (0.43)
Net Asset Value, End of Period                                  $  21.13    17.28      17.08     15.00    15.39
Total Return(2)                                                    32.74%   19.11      21.94      2.21    14.90
Net Assets, End of Period (000 omitted)                         $ 16,043   11,178      6,591    50,128   45,677
Ratio of Expenses to Average Net Assets                             1.23%    1.22       1.34      1.49     1.20
Ratio of Net Income to Average Net Assets                           0.38%    0.89       1.23      0.75     0.94
Ratio of Expenses to Average Net Assets (Excluding Waivers)         1.28%    1.26       1.53      1.51     1.41
Ratio of Net Income to Average Net Assets (Excluding Waivers)       0.33%    0.85       1.04      0.73     0.73
Portfolio Turnover Rate**                                             79%     114        119        35       24
Average Commission Rate Paid(4)                                 $ 0.0512   0.0636        n/a       n/a      n/a



                                                                   1992     1991   1990(1)
                                                                 -------------------------
                                                                        October 31
                                                                 -------------------------
Net Asset Value, Beginning of Period                              13.08     8.95    10.00
Net Investment Income                                              0.19     0.26     0.14
Realized and Unrealized Net Gains (Losses) on Securities           1.02     4.13    (1.05)
Distributions from Net Investment Income                          (0.19)   (0.26)   (0.14)
Distributions from Capital Gains                                  (0.17)       -         -
Net Asset Value, End of Period                                    13.93    13.08     8.95
Total Return(2)                                                    9.27    49.37    (9.22)
Net Assets, End of Period (000 omitted)                          28,103   12,830    5,982
Ratio of Expenses to Average Net Assets                            0.92     0.54     0.65
Ratio of Net Income to Average Net Assets                          1.47     2.30     2.29
Ratio of Expenses to Average Net Assets (Excluding Waivers)        1.23     1.48     1.59
Ratio of Net Income to Average Net Assets (Excluding Waivers)      1.17     1.36     1.35
Portfolio Turnover Rate**                                            39       68       43
Average Commission Rate Paid(4)                                     n/a      n/a      n/a

* On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 15, 1996, the assets of the Conestoga Equity Fund were acquired by CoreFunds. At that time the Retail Class Shares of the Fund were exchanged for Class A Shares.

** For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

(1) Commenced operations February 28, 1990. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load. Additionally, total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the periods November 1 to October 31.

(4) Presentation of the rate is only required for fiscal periods beginning after September 1, 1995.

                               GROWTH EQUITY FUND


SUMMARY

Growth Equity Fund seeks capital growth and an increasing flow of dividends by investing primarily in common stocks.

INVESTMENT OBJECTIVE

Growth Equity Fund seeks capital growth and an increasing flow of dividends.

PORTFOLIO INVESTMENTS

The Fund invests in a diversified portfolio of equity securities which Core-States Advisers believe show the potential for growth of earnings over time, including:

|__  common stocks

|__  preferred stocks

|__  convertible securities and

|__  other equity securities of companies.

Growth Equity Fund strives to provide a return greater than stock market indices such as the Russell 1000 Growth Index, the S&P 500 Index and the Lipper Growth Fund Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Increased Business and Economic Sensitivity - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets and financial resources and may be dependent upon a relatively small management group. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Also, like all equity funds, the Growth Equity Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance, during a specific period, may not meet or exceed that of the stock market as a whole.


INVESTMENT SUITABILITY

Growth Equity Fund may be appropriate for investors who:

|__  are seeking long-term capital growth

|__  do not need to earn current income

|__ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

|__ are able to tolerate fluctuations in the principal value of their investment.


FUND MANAGEMENT

Steve Dalton is a Managing Director of CoreStates Advisers and manages Growth Equity and Balanced Funds. Mr. Dalton has been a senior portfolio manager of balanced portfolios since 1986 and a member of the CoreStates Advisers' Equity Policy Committee since 1990. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following tables is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A and Class B Shares of the Fund.

The information contained in the tables should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                            5.50%
Maximum Sales Load Imposed on Redemptions                          None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees                                            .75%
12b-1 Fees(1)                                                       .25%
Other Expenses After Fee Waivers(2)                                 .21%
Total Operating Expenses After Fee Waivers(3)                      1.21%

(1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .30% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been 1.30%. This fee waiver is voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


CLASS B (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                             None
Maximum Sales Load Imposed on Redemptions                           5.00%
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees                                             .75%
12b-1 Fees(1)                                                       1.00%
Other Expenses After Fee Waivers(2)                                  .21%
Total Operating Expenses After Fee Waivers(3)                       1.96%

(1) This fee consists of a shareholder servicing fee of .25% and an asset-based distribution fee of .75%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .30% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses are estimated to be 2.05%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.

THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE

                                                                                           1 Year    3 Years   5 Years   10 Years
                                                                                           ------    -------   -------   --------
You would pay the following expenses on a $1,000     Class A Shares                         $ 67       $ 91      $ 118     $ 194
investment, assuming (1) imposition of the           Class B Shares (with redemption)       $ 70       $ 92      $ 116     $ 229
maximum sales charge or CDSC, (2) a 5% annual        Class B Shares (without redemption)    $ 20       $ 62      $ 106     $ 229
return and, except as noted, (3) redemption at
the end of each time period.


                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A Shares of Growth Equity Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE. Class B Shares were not yet offered as of June 30, 1997. Performance of Class B Shares would be lower than the performance of Class A Shares due to the higher distribution-related expenses charged to Class B Shares.

                                                                       1997       1996      1995      1994    1993(1)
CLASS A (INDIVIDUAL)*                                                ------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                       June 30
---------------------------------------------------                  ------------------------------------------------
Net Asset Value, Beginning of Period                                 $ 14.17      11.17     9.10      9.95     9.80
Net Investment Income                                                $  0.01       0.05     0.06      0.04     0.03
Realized and Unrealized Net Gains (Losses) on Securities             $  2.79       3.35     2.07     (0.85)    0.15
Distributions from Net Investment Income                             $ (0.01)     (0.05)   (0.06)    (0.04)   (0.03)
Distributions from Capital Gains                                     $ (1.57)     (0.35)      -         -        -
Net Asset Value, End of Period                                       $ 15.39      14.17    11.17      9.10     9.95
Total Return(2)                                                        21.29%     31.00    23.44     (8.13)    1.80+
Net Assets, End of Period (000 omitted)                              $ 4,693      3,162    2,043     1,730    5,224
Ratio of Expenses to Average Net Assets                                 1.21%      1.14     1.01      0.94     0.80
Ratio of Net Income to Average Net Assets                               0.04%      0.40     0.59      0.23     0.39
Ratio of Expenses to Average Net Assets (Excluding Waivers)             1.31%      1.30     1.35      1.36     1.48
Ratio of Net Income (Loss) to Average Net Assets (Excluding Waivers)   (0.06)%     0.23     0.25     (0.19)   (0.29)
Portfolio Turnover Rate                                                   74%        81      113       127      103
Average Commission Rate Paid(3)                                      $0.0451     0.0601      n/a       n/a      n/a

* On April 22, 1996, the Series B Shares of the Fund were redesignated Class A Shares.

+    This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2)  Total return does not reflect applicable sales load.

(3) Presentation of the rate is only required for fiscal periods beginning after September 1, 1995.

                               SPECIAL EQUITY FUND

SUMMARY

Special Equity Fund seeks capital growth by investing principally in a diversified portfolio of common stocks.

INVESTMENT OBJECTIVE

Special Equity Fund seeks capital growth.


PORTFOLIO INVESTMENTS

The Fund invests principally in a diversified portfolio of common stocks of domestic companies that CoreStates Advisers expect will experience growth in earnings and price including stocks of companies with:

|__  small market capitalizations (i.e., under $1 billion)

|__ medium market capitalizations and (i.e., between $1 billion and $5 billion) and

|__  large market capitalizations (i.e., over $5 billion).

Market capitalization means the total number of common shares of a company's stock outstanding multiplied by the market price per share.

In  addition, up to 35% of the Fund's total assets may be invested in:

|__  preferred stocks

|__  securities convertible into common stock

|__  corporate bonds and notes

|__  warrants

|__  Short-Term Obligations and

|__ sponsored and unsponsored ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

Special Equity Fund strives to provide a return greater than stock market indices such as the Russell 3000 Equal Weighted Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Increased Business and Economic Sensitivity - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets and financial resources and may be dependent upon a relatively small management group. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Also, like all equity funds, Special Equity Fund is subject to two other primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.


INVESTMENT SUITABILITY

Special Equity Fund may be appropriate for investors who:

|__  are seeking long-term capital growth

|__  do not need to earn current income

|__ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

|__ are able to tolerate fluctuations in the principal value of their investment.


FUND MANAGEMENT

Joseph E. Stocke, CFA, is a Senior Managing Director of CoreStates Advisers and manages Core Equity and Special Equity Funds. He is also a Senior Investment Manager/Equities with Meridian Investment Company, an affiliate of CoreStates Advisers. He has been with Meridian since 1983. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following tables is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A and Class B Shares of the Fund.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                              5.50%
Maximum Sales Load Imposed on Redemptions                            None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                         .83%
12b-1 Fees(2)                                                         .25%
Other Expenses After Fee Waivers(3)                                   .22%
Total Operating Expenses After Fee Waivers(4)                        1.30%

(1) Absent voluntary waivers, investment advisory fees would be 1.50% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .31% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been 2.06%. This fee waiver is voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee. Total Operating Expenses have been restated to reflect a reduction in fee waivers and expense reimbursements.


CLASS B (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                              None
Maximum Sales Load Imposed on Redemptions                            5.00%
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                         .83%
12b-1 Fees(2)                                                        1.00%
Other Expenses After Fee Waivers(3)                                   .22%
Total Operating Expenses After Fee Waivers(4)                        2.05%

(1) Absent voluntary waivers, investment advisory fees would be 1.50% of average net assets.

(2) This fee consists of a shareholder servicing fee of .25% and an asset-based distribution fee of .75%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .31% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses are estimated to be 2.81%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE

                                                                                           1 Year    3 Years   5 Years   10 Years
                                                                                           ------    -------   -------   --------
You would pay the following expenses on a $1,000     Class A Shares                         $68        $94       $122      $203
investment, assuming (1) imposition of the           Class B Shares (with redemption)       $71        $94       $120      $238
maximum sales charge or CDSC, (2) a 5% annual        Class B Shares (without redemption)    $21        $64       $110      $238
return and, except as noted, (3) redemption at
the end of each time period.


                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A Shares of Special Equity Fund. The financial highlights for the Fund for the periods from November 1, 1995 through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the periods ended October 31, 1994 through October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors for the predecessor fund. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE. Class B Shares were not yet offered as of June 30, 1997. Performance of Class B Shares would be lower than the performance of Class A Shares due to the higher distribution-related expenses charged to Class B Shares.

                                                                                                 RETAIL          PRIOR
                                                                                                 CLASS          CLASS(1)
                                                                   1997              1996         1995            1994
CLASS A (INDIVIDUAL(3)*                                          -------------------------       ------         --------
For a Share Outstanding Throughout the Period Ended                        June 30                     October 31
---------------------------------------------------              -------------------------------------------------------
Net Asset Value, Beginning of Period                             $ 11.85             11.42         9.37           10.00
Net Investment Income                                            $    --              0.08         0.12            0.06
Realized and Unrealized Net Gains (Losses) on Securities         $  1.81              2.11         2.12           (0.63)
Distributions from Net Investment Income                         $ (0.02)            (0.07)       (0.12)          (0.06)
Distributions from Capital Gains                                 $ (2.39)            (1.69)       (0.07)             --
Net Asset Value, End of Period                                   $ 11.25             11.85        11.42            9.37
Total Return(2)                                                    17.73%            22.14        24.44           (5.72)
Net Assets, End of Period (000 omitted)                          $ 2,347             1,144          734          10,069
Ratio of Expenses to Average Net Assets                             1.14%             0.37         0.27            0.15
Ratio of Net Income to Average Net Assets                          (0.12)%            0.91         1.29            1.06
Ratio of Expenses to Average Net Assets (Excluding Waivers)         2.07%             1.82         2.24            2.10
Ratio of Net Loss to Average Net Assets (Excluding Waivers)        (1.05)%           (0.55)       (0.68)          (0.89)
Portfolio Turnover Rate**                                             74%               72          129              39
Average Commission Rate Paid(4)                                  $0.0257            0.0539          n/a             n/a

* On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 22, 1996, the assets of the Conestoga Special Equity Fund were acquired by CoreFunds. At that time the Retail Class Shares of the Fund were exchanged for Class A Shares.

** For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

(1) Commenced operations March 15, 1994. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load. Additionally, total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the period November 1 to October 31.

(4) Presentation of the rate is only required for fiscal periods beginning after September 1, 1995.

                            INTERNATIONAL GROWTH FUND


SUMMARY

International Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located outside the United States.

INVESTMENT OBJECTIVE
International Growth Fund seeks long-term capital appreciation, consistent with reasonable risk, by investing primarily in appreciation-oriented equity securities of companies located outside the United States.

PORTFOLIO INVESTMENTS

Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies located in at least three different countries. Companies are located in a country if they are headquartered or doing business primarily in that country.

The Fund invests in appreciation-oriented equity securities of companies located outside the United States, including:

         Australia      Hong Kong      Singapore       Germany
         Canada         Japan          Sweden          Netherlands
         France         Mexico         Switzerland     United Kingdom

"Appreciation-oriented" securities are equity securities of companies that the Fund's Adviser and Sub-Advisers believe have the greatest potential for long-term growth.

Most foreign equity securities are purchased on stock exchanges or in over-the-counter markets located in the countries in which the principal offices of the issuers are located.

International Growth Fund strives to provide a return greater than stock market indices such as the Morgan Stanley Capital International EAFE Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

There are special risks associated with international investing. See 'Foreign Securities' on page 36.

Also, like all equity funds, International Growth Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.


INVESTMENT SUITABILITY

International Growth Fund may be appropriate for investors who:

|__  are seeking long-term capital growth

|__  do not need to earn current income

|__ are willing to hold an investment over a long time period in anticipation of the returns that foreign stocks can provide

|__ are able to tolerate fluctuations in the principal value of their investment and

|__ are aware of the unique risks of international investing, including exposure to currency fluctuations.


FUND MANAGEMENT

CoreStates Advisers has delegated day-to-day portfolio management functions to Martin Currie, Inc. ("Martin Currie") and Aberdeen Fund Managers, Inc. ("Aberdeen Managers") (the "Sub-Advisers").

Michael J. Gibson, a Vice President of Martin Currie, is the lead director of the investment team responsible for managing a portion of International Growth Fund. Mr. Gibson has 25 years of portfolio investment experience in international stock markets. He joined Martin Currie in 1983.

Bev Hendry, Chief Executive Officer of Aberdeen Managers, is the lead director of the investment team responsible for managing a portion of International Growth Fund. He joined Aberdeen's parent in 1987. (Please see page 45 for more information about the Fund's Investment Adviser and Sub-Advisers.)

                                INVESTOR EXPENSES

The purpose of the following tables is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A and Class B Shares of the Fund.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                              5.50%
Maximum Sales Load Imposed on Redemptions                            None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees                                              .80%
12b-1 Fees(1)                                                         .25%
Other Expenses After Fee Waivers(2)                                   .36%
Total Operating Expenses After Fee Waivers(3)                        1.41%

(1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .45% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses would have been 1.50%. This fee waiver is voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee. Total Operating Expenses have been restated to reflect anticipated expenses.


CLASS B (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                              None
Maximum Sales Load Imposed on Redemptions                            5.00%
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees                                              .80%
12b-1 Fees(1)                                                        1.00%
Other Expenses After Fee Waivers(2)                                   .36%
Total Operating Expenses After Fee Waivers(3)                        2.16%

(1) This fee consists of a shareholder servicing fee of .25% and an asset-based distribution fee of .75%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(2) Absent voluntary waivers by the Administrator, Other Expenses would be .45% of average net assets.

(3) Absent the fee waivers described above, Total Operating Expenses are estimated to be 2.25%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE

                                                                                           1 Year    3 Years   5 Years   10 Years
                                                                                           ------    -------   -------   --------
You would pay the following expenses on a $1,000     Class A Shares                          $69       $97       $128      $215
investment, assuming (1) imposition of the           Class B Shares (with redemption)        $72       $98       $126      $249
maximum sales charge or CDSC, (2) a 5% annual        Class B Shares (without redemption)     $22       $68       $116      $249
return and, except as noted, (3) redemption at
the end of each time period.


                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A Shares of International Growth Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE. Class B Shares were not yet offered as of June 30, 1997. Performance of Class B Shares would be lower than the performance of Class A Shares due to the higher distribution-related expenses charged to Class B Shares.

                                                                           1997        1996        1995       1994       1993(1)
CLASS A (INDIVIDUAL)*                                                    -------      -----       -----      -----       -------
For a Share Outstanding Throughout the Period Ended                                              June 30
---------------------------------------------------                      -------------------------------------------------------
Net Asset Value, Beginning of Period                                     $ 13.96      12.27       13.17      11.71       10.07
Net Investment Income                                                    $  0.09       0.11        0.09       0.06        0.05
Realized and Unrealized Net Gains (Losses) on Securities                 $  1.85       1.89       (0.17)      1.82        1.59
Distributions from Net Investment Income                                 $ (0.34)     (0.25)      (0.02)     (0.11)          -
Distributions from Capital Gains                                         $ (0.86)     (0.06)      (0.80)     (0.31)          -
Net Asset Value, End of Period                                           $ 14.70      13.96       12.27      13.17       11.71
Total Return(2)                                                            15.09%     16.54       (0.48)     16.08       16.29+
Net Assets, End of Period (000 omitted)                                  $ 2,431      2,138       1,943      2,019         344
Ratio of Expenses to Average Net Assets                                     1.45%      1.39        1.30       1.24        1.15
Ratio of Net Income to Average Net Assets                                   0.57%      0.80        0.73       0.05        1.51
Ratio of Expenses to Average Net Assets (Excluding Waivers)                 1.54%      1.50        1.44       1.43        1.44
Ratio of Net Income (Loss) to Average Net Assets (Excluding Waivers)        0.48%      0.69        0.59      (0.14)       1.22
Portfolio Turnover Rate**                                                     59%        41          59         67          59
Average Commission Rate Paid(3)                                          $0.0080     0.0270         n/a        n/a         n/a

 * On April 15, 1996, the assets of the Conestoga International Equity Fund were acquired by CoreFunds. At that time, the Retail Class Shares of the Fund were exchanged for Class A Shares.

** For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+    This figure has not been annualized.


(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2)  Total return does not reflect applicable sales load.

(3) Presentation of the rate is only required for fiscal periods beginning after September 1, 1995.

                                  BALANCED FUND

SUMMARY

Balanced Fund seeks to provide total return while preserving capital by investing in a combination of common stocks and fixed income securities.

INVESTMENT OBJECTIVE

Balanced Fund seeks to provide total return while preserving capital.


PORTFOLIO INVESTMENTS

The Fund invests in a combination of:

|__  common stocks

|__  convertible securities

|__  fixed income securities and

|__  Short-Term Obligations.

Under normal conditions, the Fund will invest a minimum of 25% of its assets in senior fixed income securities and between 30% and 75% of its assets in common stocks. Balanced Fund may also invest in U.S. dollar denominated securities of foreign issuers (including ADRs).

In managing Balanced Fund, CoreStates Advisers combines separate equity, fixed income and asset allocation strategies. Long-term growth is pursued through equity holdings, and current income through fixed income securities and common stock dividends. The asset allocation strategy shifts the stock / fixed income / money market instrument mix based on its judgment of the relative attractiveness of these markets and securities.

Balanced Fund strives to provide a return greater than indices such as the Lipper Balanced Fund Average. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Because Balanced Fund invests in both stocks and fixed income securities, it is subject to five primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. It is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

INVESTMENT SUITABILITY

Balanced Fund may be appropriate for investors who:

|__  seek to capture interest income from bonds

|__  seek the capital appreciation potential of stocks and

|__ want to reduce risk through diversification among securities and asset types.

FUND MANAGEMENT

Steve Dalton is a Managing Director of CoreStates Advisers and manages Growth Equity and Balanced Funds. Mr. Dalton has been a senior port-folio manager of balanced portfolios since 1986 and a member of the CoreStates Advisers' Equity Policy Committee since 1990. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following tables is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A and Class B Shares of the Fund.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                               5.50%
Maximum Sales Load Imposed on Redemptions                             None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                          .58%
12b-1 Fees(2)                                                          .25%
Other Expenses After Fee Waivers(3)                                    .20%
Total Operating Expenses After Fee Waivers(4)                         1.03%

(1) Absent voluntary waivers, investment advisory fees would be .70% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .29% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been 1.24%. This fee waiver is voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


CLASS B (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                               None
Maximum Sales Load Imposed on Redemptions                             5.00%
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                          .58%
12b-1 Fees(2)                                                         1.00%
Other Expenses After Fee Waivers(3)                                    .20%
Total Operating Expenses After Fee Waivers(4)                         1.78%

(1) Absent voluntary waivers, investment advisory fees would be .70% of average net assets.

(2) This fee consists of a shareholder servicing fee of .25% and an asset-based distribution fee of .75%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .29% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses are estimated to be 1.99%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE

                                                                                           1 Year    3 Years   5 Years   10 Years
                                                                                           ------    -------   -------   --------
You would pay the following expenses on a $1,000     Class A Shares                          $65       $86       $109      $174
investment, assuming (1) imposition of the           Class B Shares (with redemption)        $68       $86       $106      $209
maximum sales charge or CDSC, (2) a 5% annual        Class B Shares (without redemption)     $18       $56       $ 96      $209
return and, except as noted, (3) redemption at
the end of each time period.


                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A Shares of Balanced Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE. Class B Shares were not offered as of June 30, 1997. Performance of Class B Shares would be lower than the performance of Class A Shares due to the higher distribution-related expenses charged to Class B Shares.

                                                                     1997        1996        1995        1994       1993(1)
CLASS A (INDIVIDUAL)*                                              -------      ------       -----       -----      -------
For a Share Outstanding Throughout the Period Ended                                         June 30
---------------------------------------------------                --------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 12.59       11.06        9.89       10.38      10.00
Net Investment Income                                              $  0.32        0.30        0.34        0.31       0.16
Realized and Unrealized Net Gains (Losses) on Securities           $  1.61        1.68        1.19       (0.49)      0.38
Distributions from Net Investment Income                           $ (0.32)      (0.30)      (0.33)      (0.31)     (0.16)
Distributions from Capital Gains                                   $ (0.68)      (0.15)      (0.03)          -          -
Net Asset Value, End of Period                                     $ 13.52       12.59       11.06        9.89      10.38
Total Return(2)                                                      16.15%      18.13       15.84       (1.86)      2.50+
Net Assets, End of Period (000 omitted)                            $ 4,198       3,188       2,344       2,222        701
Ratio of Expenses to Average Net Assets                               1.03%       1.06        0.98        0.87       0.55
Ratio of Net Income to Average Net Assets                             2.54%       2.53        3.27        3.21       5.76
Ratio of Expenses to Average Net Assets (Excluding Waivers)           1.25%       1.27        1.32        1.33       1.48
Ratio of Net Income to Average Net Assets (Excluding Waivers)         2.32%       2.32        2.93        2.75       4.83
Portfolio Turnover Rate**                                               54%         74          46          56         21
Average Commission Rate Paid(3)                                    $0.0033      0.0621         n/a         n/a        n/a

* On April 15, 1996, the assets of the Conestoga Balanced Fund were acquired by CoreFunds. At that time, the Retail Class Shares of the Fund were exchanged for Class A Shares.

** For the year ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+    This figure has not been annualized.

(1) Commenced operations March 16, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2)  Total return does not reflect applicable sales load.

(3) Presentation of the rate is only required for fiscal periods beginning after September 1, 1995.

                             SHORT TERM INCOME FUND


SUMMARY

Short Term Income Fund seeks to provide investors with consistent income and principal stability by investing in a portfolio of investment grade debt securities.

INVESTMENT OBJECTIVE

Short Term Income Fund seeks consistent current income with relative stability of principal.


PORTFOLIO INVESTMENTS

The Fund invests principally in investment grade debt securities including:

|__  corporate bonds, debentures and notes

|__  equipment lease and trust certificates

|__  asset-backed and mortgage-backed securities and

|__ obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

The Fund may invest up to 35% of its total assets in U.S. dollar denominated international debt securities for which the primary trading market is the U.S. ("Yankee Bonds"). Normally, the Fund's portfolio securities will have maximum expected or remaining maturities of three years or less. The Fund's normal average dollar-weighted portfolio maturity is about one year.

Short Term Income Fund strives to provide a return greater than bond indices such as the Merrill Lynch 1-Year Treasury Bill Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Like all fixed income funds, Short Term Income Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.


INVESTMENT SUITABILITY

Short Term Income Fund may be appropriate for investors who:

|__ are looking for a higher level of current income relative to a money market fund and

|__  want low to moderate share price fluctuations.


FUND MANAGEMENT

John Ackler is Senior Investment Officer of CoreStates Advisers and manages Short Term Income Fund and Cash Reserve. He is also responsible for the management of the CoreStates Liquidity Fund, as well as numerous individually managed fixed income funds. Mr. Ackler joined CoreStates as an internal auditor in 1992 and transferred to CoreStates Advisers in August 1993. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.


CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                               3.25%
Maximum Sales Load Imposed on Redemptions                             None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                          .25%
12b-1 Fees(2)                                                          .25%
Other Expenses After Fee Waivers(3)                                    .22%
Total Operating Expenses After Fee Waivers(4)                          .72%

(1) Absent voluntary waivers, investment advisory fees would be .74% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .31% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been 1.30%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee. Total Operating Expenses have been restated to reflect anticipated expenses.

THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                      1 Year  3 Years  5 Years  10 Years
                                             ------  -------  -------  --------
You would pay the following expenses on a      $40      55       71       119
$1,000 investment, assuming (1) imposition of the maximum sales charge and (2) a 5% annual return.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class A Shares of Short Term Income Fund. The financial highlights for the Fund for the periods from November 1, 1995 through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the period ended October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors for the predecessor fund. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                                                               RETAIL
                                                                                               CLASS
CLASS A (INDIVIDUAL)(3)*                                               1997        1996         1995
                                                                      ------      -----        ------
For a Share Outstanding Throughout the Period Ended                        June 30         October 31(1)
---------------------------------------------------                   ----------------------------------
Net Asset Value, Beginning of Period                                  $ 9.93      10.04        10.01
Net Investment Income                                                 $ 0.51       0.35         0.23
Realized and Unrealized Net Gains (Losses) on Securities              $ 0.03      (0.10)        0.02
Distributions from Net Investment Income                              $(0.51)     (0.35)       (0.22)
Distributions from Capital Gains                                      $   --      (0.01)          --
Net Asset Value, End of Period                                        $ 9.96       9.93        10.04
Total Return(2)                                                         5.59%      2.55         2.57+
Net Assets, End of Period (000 omitted)                               $  493          1           11
Ratio of Expenses to Average Net Assets                                 0.73%      0.76         0.88
Ratio of Net Income to Average Net Assets                               5.18%      5.05         5.05
Ratio of Expenses to Average Net Assets (Excluding Waivers)             1.32%      1.25         1.33
Ratio of Net Income to Average Net Assets (Excluding Waivers)           4.59%      4.56         4.60
Portfolio Turnover Rate**                                                 99%       102           40

* On April 22, 1996, the assets of the Conestoga Short-Term Income Fund were acquired by CoreFunds. At that time the Retail Class Shares of the Fund were exchanged for Class A Shares.

** For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+    This figure has not been annualized.

(1) Commenced operations May 17, 1995. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load. Additionally, total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. The prior year is for the period from inception to October 31.

                          SHORT-INTERMEDIATE BOND FUND


SUMMARY

Short-Intermediate Bond Fund seeks to provide investors with income by investing in a diversified portfolio of fixed income securities with maturities averaging from two to five years.

INVESTMENT OBJECTIVE

Short-Intermediate Bond Fund seeks a moderate level of current income consistent with conservation of capital.

PORTFOLIO INVESTMENTS

The Fund intends to invest at least 65% of its total assets in bonds under normal market conditions. The Fund maintains a maximum average maturity of no more than five years. By maintaining this maturity range, CoreStates Advisers expects the Fund's net asset value to be relatively stable while providing higher income than money market funds.

The Fund invests primarily in a portfolio of intermediate term, investment grade, fixed income obligations with an expected average weighted maturity of two to five years including:

|__  corporate debt securities (bonds and commercial paper)

|__ securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

Short-Intermediate Bond Fund strives to provide a return greater than bond indices such as the Merrill Lynch 1-3 Year Treasury Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Like all fixed income funds, Short-Intermediate Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.


INVESTMENT SUITABILITY

Short-Intermediate Bond Fund may be appropriate for investors who:

|__ are looking for a higher level of current income relative to a money market fund and

|__  want low to moderate share price fluctuations.


FUND MANAGEMENT

Daniel R. Taylor is an Investment Officer of CoreStates Advisers and the portfolio manager of the Short-Intermediate Bond Fund. He has been employed by CoreStates for a number of years in various capacities, including Commercial Lending Credit Analyst. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                                 3.25%
Maximum Sales Load Imposed on Redemptions                                none
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                            .29%
12b-1 Fees(2)                                                            .25%
Other Expenses After Fee Waivers(3)                                      .20%
Total Operating Expenses After Fee Waivers(4)                            .74%

(1) Absent voluntary waivers, investment advisory fees would be .50% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .29% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been 1.04%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                      1 Year  3 Years  5 Years  10 Years
                                             ------  -------  -------  --------
You would pay the following expenses on a      $40      55       72       121
$1,000 investment, assuming (1) imposition of the maximum sales charge and (2) a 5% annual return.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class A Shares of Short-Intermediate Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                                   1997        1996       1995      1994    1993(1)
CLASS A (INDIVIDUAL)*                                              ------      -----      -----     -----    -------
For a Share Outstanding Throughout the Period Ended                                      June 30
---------------------------------------------------                -------------------------------------------------
Net Asset Value, Beginning of Period                               $ 9.76       9.84       9.63     10.18     10.01
Net Investment Income                                              $ 0.56       0.54       0.54      0.41      0.20
Realized and Unrealized Net Gains (Losses) on Securities           $ 0.07      (0.08)      0.20     (0.53)     0.17
Distributions from Net Investment Income                           $(0.56)     (0.54)     (0.53)    (0.41)    (0.20)
Distributions from Capital Gains                                   $    -           -         -     (0.02)        -
Net Asset Value, End of Period                                     $ 9.83       9.76       9.84      9.63     10.18
Total Return(2)                                                      6.64%      4.79       7.95     (0.56)     3.95+
Net Assets, End of Period (000 omitted)                            $2,752      3,062      1,961     9,365     5,752
Ratio of Expenses to Average Net Assets                              0.74%      0.81       0.85      0.83      0.75
Ratio of Net Income to Average Net Assets                            5.73%      5.51       5.27      4.05      3.78
Ratio of Expenses to Average Net Assets (Excluding Waivers)          1.05%      1.06       1.09      1.11      1.19
Ratio of Net Income to Average Net Assets (Excluding Waivers)        5.42%      5.27       5.03      3.77      3.34
Portfolio Turnover Rate**                                             158%       257        405       299       188

* On April 15, 1996, the assets of the Conestoga Intermediate Income Fund were acquired by CoreFunds. At that time the Retail Class Shares of the Fund were exchanged for Class A Shares.

** For the year ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+    This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2)  Total return does not reflect applicable sales load.

                             GOVERNMENT INCOME FUND


SUMMARY


Government Income Fund seeks to provide investors with income, as well as preservation of principal investment and liquidity by investing in a portfolio of U.S. Government guaranteed securities.

INVESTMENT OBJECTIVE

Government Income Fund seeks current income while preserving principal value and maintaining liquidity.


PORTFOLIO INVESTMENTS

The Fund invests exclusively in:

|__  U.S. Treasury securities

|__ mortgage-backed securities issued or guaranteed by U.S. Government agencies and

|__  repurchase agreements involving any of these obligations.

The Fund's average maturity is generally about six to ten years.
Government Income Fund strives to provide a return greater than bond indices such as the Salomon Brothers Broad Investment Grade Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Like all fixed income funds, Government Income Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or "called") by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.


INVESTMENT SUITABILITY

Government Income Fund may be appropriate for investors who:

|__ are looking for a higher level of current income relative to a money market fund and

|__  want low to moderate share price fluctuations.


FUND MANAGEMENT

William T. Lawrence, a Vice President of CoreStates Advisers, is the portfolio manager for Government Income Fund and Bond Fund. He joined CoreStates Advisers in 1991. Prior to that, he was Vice President, Fixed Income Sales, for First Boston Corp. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                                3.25%
Maximum Sales Load Imposed on Redemptions                              None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                           .47%
12b-1 Fees(2)                                                           .25%
Other Expenses After Fee Waivers(3)                                     .23%
Total Operating Expenses After Fee Waivers(4)                           .95%

(1) Absent voluntary waivers, investment advisory fees would be .50% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .32% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been 1.07%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                      1 Year  3 Years  5 Years  10 Years
                                             ------  -------  -------  --------
You would pay the following expenses on a      $42      62       83       115
$1,000 investment, assuming (1) imposition of the maximum sales charge and (2) a 5% annual return.


                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A Shares of Government Income Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                                    1997       1996      1995       1994       1993(1)
CLASS A (INDIVIDUAL)*                                              ------      -----     -----      -----      -------
For a Share Outstanding Throughout the Period Ended                                     June 30
---------------------------------------------------                ---------------------------------------------------
Net Asset Value, Beginning of Period                               $ 9.62       9.84      9.51      10.17       10.00
Net Investment Income                                              $ 0.60       0.58      0.61       0.47        0.07
Realized and Unrealized Net Gains (Losses) on Securities           $ 0.14      (0.22)     0.33      (0.62)       0.17
Distributions from Net Investment Income                           $(0.60)     (0.58)    (0.61)     (0.47)      (0.07)
Distributions from Capital Gains                                   $    -          -         -      (0.04)          -
Net Asset Value, End of Period                                     $ 9.76       9.62      9.84       9.51       10.17
Total Return(2)                                                      7.88%      3.73     10.23      (1.57)       1.71+
Net Assets, End of Period (000 omitted)                            $1,660      1,287     1,374      1,536         201
Ratio of Expenses to Average Net Assets                              0.95%      0.88      0.85       0.75        0.63
Ratio of Net Income to Average Net Assets                            6.15%      5.93      6.25       4.68        5.35
Ratio of Expenses to Average Net Assets (Excluding Waivers)          1.10%      1.14      1.24       1.25        1.29
Ratio of Net Income to Average Net Assets (Excluding Waivers)        6.00%      5.67      5.86       4.18        4.69
Portfolio Turnover Rate                                               120%       131       368        157          93

* On April 22, 1996, the Series B Shares of the Fund were redesignated Class A Shares.

+    This figure has not been annualized.

(1) Commenced operations May 3, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2)  Total return does not reflect applicable sales load.

                                    BOND FUND

SUMMARY

Bond Fund seeks to provide investors with maximum long-term total return by investing in a diversified portfolio of debt securities.

INVESTMENT OBJECTIVE

Bond Fund seeks to maximize long-term total return.


PORTFOLIO INVESTMENTS

The Fund normally invests at least 80% of its total assets in investment grade debt securities of all types including:

|__  domestic and foreign bonds, debentures and notes

|__  equipment lease and trust certificates

|__  asset-backed and mortgage-backed securities and

|__ obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

If a security held by the Fund is downgraded below investment grade, CoreStates Advisers will reassess the creditworthiness of the security.

The Fund also may invest in:

|__  first mortgage loans and participation certificates

|__ pools of mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities

|__  preferred stocks

|__  convertible debt securities

|__ common stock obtained upon the conversion or exchange of convertible securities and

|__  Short-Term Obligations.

Securities in which the Fund invests may have warrants or options attached. The Fund anticipates investing no more than 5% of its net assets in debt securities rated below investment grade.

Bond Fund strives to provide a return greater than bond indices such as the Lehman Aggregate Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS


Like all fixed income funds, Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or "called") by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.


INVESTMENT SUITABILITY

Bond Fund may be appropriate for investors who:

|__ are looking for a higher level of current income relative to a money market fund and

|__  want low to moderate share price fluctuations.


FUND MANAGEMENT

William T. Lawrence, a Vice President of CoreStates Advisers, is the portfolio manager for the Bond Fund and the Government Income Fund. He joined CoreStates Advisers in 1991. Prior to that, he was Vice President, Fixed Income Sales, for First Boston Corp. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                                4.75%
Maximum Sales Load Imposed on Redemptions                              None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                           .35%
12b-1 Fees(2)                                                           .25%
Other Expenses After Fee Waivers(3)                                     .21%
Total Operating Expenses After Fee Waivers(4)                           .81%

(1) Absent voluntary waivers, investment advisory fees would be .74% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .30% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been 1.29%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE                                      1 Year  3 Years  5 Years  10 Years
                                             ------  -------  -------  --------
You would pay the following expenses on a      $55      72       90       143
$1,000 investment, assuming (1) imposition of the maximum sales charge and (2) a 5% annual return.


                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A Shares of Bond Fund. The financial highlights for the Fund for the periods from November 1, 1995 through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the periods ended October 31, 1990 through October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors for the predecessor fund. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                                                RETAIL    PRIOR
                                                                                CLASS     CLASS
                                                             1997       1996     1995      1994     1993     1992     1991  1990(1)
CLASS A (INDIVIDUAL)(3)*                                    ------     -----    ------    -----    -----    -----    -----  -------
For a Share Outstanding Throughout the Period Ended              June 30                             October 31
---------------------------------------------------         -----------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $10.15     10.56      9.81    11.18    10.89    10.65     9.96   10.00
Net Investment Income                                       $ 0.62      0.44      0.60     0.53     0.56     0.70     0.78    0.50
Realized and Unrealized Net Gains (Losses) on Securities    $ 0.09     (0.33)     0.72    (1.04)    0.54     0.32     0.69   (0.04)
Distributions from Net Investment Income                    $(0.62)    (0.44)    (0.57)   (0.52)   (0.56)   (0.68)   (0.78)  (0.50)
Distributions from Capital Gains                            $   --     (0.08)       --    (0.34)   (0.25)   (0.10)      --      --
Net Asset Value, End of Period                              $10.24     10.15     10.56     9.81    11.18    10.89    10.65    9.96
Total Return(2)                                               7.15%     0.98     13.83    (4.75)   10.63     9.82    15.16    4.64+
Net Assets, End of Period (000 omitted)                     $1,622     1,273     1,373   23,377   27,346   15,180    7,255   4,593
Ratio of Expenses to Average Net Assets                       0.81%     0.80      0.97     1.01     0.88     0.46     0.47    0.68
Ratio of Net Income to Average Net Assets                     6.05%     6.02      6.02     5.07     5.16     6.78     7.71    7.75
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                         1.29%     1.22      1.44     1.60     1.49     1.24     1.41    1.62
Ratio of Net Income to Average Net Assets
  (Excluding Waivers)                                         5.57%     5.61      5.55     4.48     4.55     6.01     6.78    6.81
Portfolio Turnover Rate**                                      210%      190       352      232      158       99       47      23

* On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 22, 1996, the assets of the Conestoga Bond Fund were acquired by CoreFunds. At that time the Retail Class Shares of the Fund were exchanged for Class A Shares.

** For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+    This figure has not been annualized.

(1) Commenced operations February 28, 1990. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load. Additionally, total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the period from November 1 to October 31.

                                GLOBAL BOND FUND

SUMMARY

Global Bond Fund seeks to provide investors with capital appreciation and income by investing in a portfolio of U.S. and foreign fixed income securities.


INVESTMENT OBJECTIVE

Global Bond Fund seeks capital appreciation and current income.


PORTFOLIO INVESTMENTS


The Fund invests primarily in U.S. government and corporate debt securities and fixed income securities of foreign issuers denominated in U.S. dollars and other currencies. Under normal circumstances, the Fund will invest at least 65% of its total assets in investment grade fixed income securities, including:

|__  debt obligations of foreign or domestic government entities

|__  corporate obligations and

|__ obligations of supranational agencies, including the International Bank of Reconstruction and Development, the InterAmerican Development Bank, and the Asian Development Bank.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security. There are no restrictions on the average maturity of the Fund or the maturity of any single instrument.

The Fund will invest in securities of issuers, governments or agencies located in at least three of the following countries:

Australia       Finland         Japan            Spain
Austria         France          Luxembourg       Sweden
Belgium         Germany         Netherlands      Switzerland
Canada          Ireland         New Zealand      United Kingdom
Denmark         Italy           Norway           United States

Issuers are located in a country if they are headquartered or doing business primarily in that country.

The Fund may invest up to 5% of its assets in debt obligations that are denominated in the currencies of developing countries and that are of comparable quality, as determined by the Adviser and Sub-Adviser, AnalyticoTSA International, Inc. ('Analytic').

Global Bond Fund strives to provide a return greater than bond indices such as the J.P. Morgan Global Government Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)



RISK CONSIDERATIONS

There are special risks associated with international investing. See `Foreign Securities' information on page 36.

Also, like all fixed income funds, Global Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.


INVESTMENT SUITABILITY

Global Bond Fund may be appropriate for investors who are:

|__  looking for capital appreciation and current income

|__  seeking enhanced overall returns by virtue of international diversification

|__ able to hold their investment over a long time period in anticipation of the returns that foreign securities can provide

|__ able to tolerate fluctuations in the principal value of their investment and

|__ aware of the unique risks of international investing, including their exposure to currency fluctuations.


FUND MANAGEMENT


CoreStates Advisers has delegated some of its portfolio management functions to Analytic (the "Sub-Adviser").

George McNeill is Managing Director of Analytic and the portfolio manager for Global Bond Fund. He has over 35 years of experience in managing fixed income portfolios. He served as the senior investment officer for Gillett Brothers (1977-1981), Reserve Asset Managers (1981-1989), and Axe-Houghton, Ltd. (1989-1996). Together with United Asset Management Corporation of Boston, Mr. McNeill founded Alpha Global in 1996 which then merged with Analytic. (Please see page 45 for more information about the Fund's Investment Adviser and Sub-Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                              4.75%
Maximum Sales Load Imposed on Redemptions                             None

Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                         .50%
12b-1 Fees(2)                                                         .25%
Other Expenses After Fee Waivers(3)                                   .34%
Total Operating Expenses After Fee Waivers(4)                        1.09%

(1) Absent voluntary waivers, investment advisory fees would be .60% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .43% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been 1.28%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee. Total Operating Expenses have been restated to reflect anticipated expenses.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE
                                              1 Year  3 Years  5 Years  10 Years
                                              ------  -------  -------  --------
You would pay the following expenses on a       $58      81      105       174
$1,000 investment, assuming (1) imposition of the maximum sales charge and (2) a 5% annual return.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class A Shares of Global Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                                                  1997           1996         1995         1994(1)
CLASS A (INDIVIDUAL)*                                                        ------------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                                    June 30
---------------------------------------------------                          ------------------------------------------------------
Net Asset Value, Beginning of Period                                            $  9.68           9.61         9.04        10.00
Net Investment Income                                                           $  0.42           0.61         0.61         0.19
Realized and Unrealized Net Gains (Losses) on Securities                        $  0.14           0.12         0.24        (1.11)
Distributions from Net Investment Income                                        $ (0.72)         (0.66)       (0.28)       (0.04)
Distributions from Capital Gains                                                $   --             --           --           --
Net Asset Value, End of Period                                                  $  9.52           9.68         9.61         9.04
Total Return(2)                                                                 $  5.92%          7.74         9.57        (9.22)+
Net Assets, End of Period (000 omitted)                                         $   182            152          170          167
Ratio of Expenses to Average Net Assets                                            1.10%          0.96         0.89         0.98
Ratio of Net Income to Average Net Assets                                          4.89%          5.56         6.59         4.79
Ratio of Expenses to Average Net Assets (Excluding Waivers)                        1.28%          1.20         1.28         1.37
Ratio of Net Income to Average Net Assets (Excluding Waivers)                      4.71%          5.32         6.20         4.40
Portfolio Turnover Rate                                                              90%            67          133          161

* On April 22, 1996, the Series B Shares of the Fund were redesignated Class A Shares.

+   This figure has not been annualized.

(1) Commenced operations December 15, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load.

                        INTERMEDIATE MUNICIPAL BOND FUND

SUMMARY


Intermediate Municipal Bond Fund seeks to provide investors with federal tax-free income, as well as preservation of principal investment by investing in a portfolio of high quality, municipal securities with intermediate term maturities.

INVESTMENT OBJECTIVE


Intermediate Municipal Bond Fund seeks the highest level of income exempt from federal income taxes that can be obtained, consistent with the preservation of capital.


PORTFOLIO INVESTMENTS

The Fund invests in a diversified portfolio of high quality (i.e., rated in one of the top two rating categories), intermediate term municipal securities. Substantially all of the Fund's assets are invested in intermediate term municipal obligations, including those issued by, or on behalf of:

|__  states

|__  municipalities

|__  territories and possessions of the U.S.

|__  the District of Columbia and

|__  their political subdivisions, agencies, instrumentalities and authorities.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

Under normal circumstances, at least 80% of the Fund's assets are invested in municipal securities the interest on which is exempt from regular federal income taxes in the opinion of counsel to the issuer. Up to 20% of the Fund's assets can be invested in taxable obligations for defensive purposes or when appropriate tax-exempt securities are not available.

Intermediate Municipal Bond Fund strives to provide a return greater than bond indices such as the Lehman Brothers 7-Year Municipal Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Like all fixed income funds, Intermediate Municipal Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.


INVESTMENT SUITABILITY


Intermediate Municipal Bond Fund may be appropriate for investors who:

|__ are looking for an investment that offers a higher level of current income exempt from federal income taxes and

|__  want low to moderate share price fluctuations.


FUND MANAGEMENT


Joseph R. Baxter is a Vice President of CoreStates Advisers and head of the Tax-Advantaged unit at CoreStates Advisers. He manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. He is also directly responsible for management of the CoreStates Pennsylvania Tax-Exempt Common Trust Fund. Brian G. Snyder, a Senior Investment Officer of CoreStates Advisers, co-manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. Mr. Snyder also manages several CoreStates common trust funds and individual accounts of the Tax-Advantaged unit. Mr. Snyder has worked at CoreStates since 1985 and joined CoreStates Advisers in 1989. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                             3.25%
Maximum Sales Load Imposed on Redemptions                           None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                        .07%
12b-1 Fees(2)                                                        .25%
Other Expenses After Fee Waivers(3)                                  .48%
Total Operating Expenses After Fee Waivers(4)                        .80%

(1) Absent voluntary waivers, investment advisory fees would be .50% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .57% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been 1.32%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.



THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


EXAMPLE
                                              1 Year  3 Years  5 Years  10 Years
                                              ------  -------  -------  --------
You would pay the following expenses on a      $40      57       75       128
$1,000 investment, assuming (1) imposition of the maximum sales charge and (2) a 5% annual return.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class A Shares of Intermediate Municipal Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.



                                                                    1997        1996       1995       1994       1993(1)
CLASS A (INDIVIDUAL)*                                             --------------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                           June 30
---------------------------------------------------               --------------------------------------------------------
Net Asset Value, Beginning of Period                              $   9.92        9.83       9.67      10.08       10.00
Net Investment Income                                             $   0.39        0.35       0.35       0.37        0.03
Realized and Unrealized Net Gains (Losses) on Securities          $   0.13        0.09       0.16      (0.41)       0.08
Distributions from Net Investment Income                          $  (0.39)      (0.35)     (0.35)     (0.37)      (0.03)
Distributions from Capital Gains                                  $    --          --         --          --         --
Net Asset Value, End of Period                                    $  10.05        9.92       9.83       9.67       10.08
Total Return(2)                                                       5.36%       4.48       5.42      (0.52)       1.19+
Net Assets, End of Period (000 omitted)                           $    959       1,015      1,027      1,311         166
Ratio of Expenses to Average Net Assets                               0.80%       1.08       1.08       0.88        0.81
Ratio of Net Income to Average Net Assets                             3.92%       3.47       3.65       3.66        2.51
Ratio of Expenses to Average Net Assets (Excluding Waivers)           1.23%       1.61       1.52       1.42        1.68
Ratio of Net Income to Average Net Assets (Excluding Waivers)         3.49%       2.94       3.21       3.12        1.64
Portfolio Turnover Rate                                                 22%         10          9         43          10


* On April 22, 1996, the Series B Shares of the Fund were redesignated Class A Shares.

+   This figure has not been annualized.

(1) Commenced operations May 3, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load.

                        PENNSYLVANIA MUNICIPAL BOND FUND


SUMMARY

Pennsylvania Municipal Bond Fund seeks to provide investors with income free of federal and Pennsylvania income taxes, as well as preservation of principal investment by investing in a portfolio of high grade municipal securities.


INVESTMENT OBJECTIVE


Pennsylvania Municipal Bond Fund seeks current income exempt from federal and Pennsylvania income taxation with preservation of capital.


PORTFOLIO INVESTMENTS

The Fund invests primarily in municipal securities, including:

|__  municipal bonds rated in one of the three highest ratings categories and

|__  municipal notes rated in one of the two highest ratings categories.

Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal securities the interest on which is exempt from regular federal income tax. At least 65% of the Fund's assets will be invested in municipal securities, the interest on which is exempt from Pennsylvania personal income tax ('Pennsylvania Municipal Securities'). There are no restrictions on the average maturity of the Fund or the maturity of a single instrument, and the Fund will generally invest more than 25% of its net assets in municipal securities whose issuers are located in Pennsylvania.

The Fund may invest up to 20% of its assets in municipal bonds rated BBB by S&P or Baa by Moody's Investors Services, Inc. (`Moody's'). If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security. The Fund will not hold securities rated below BB.

The Fund may also invest up to 20% of its assets in taxable obligations, including:

|__  commercial paper

|__ unrated securities of comparable quality, as determined by CoreStates Advisers and

|__  securities subject to the Federal Alternative Minimum Tax ("AMT").

Pennsylvania Municipal Bond Fund strives to provide a return greater than bond indices such as the Lehman Brothers Pennsylvania Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Like all fixed income funds, Pennsylvania Municipal Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Special Risk Factors - The Fund's concentration of investments in Pennsylvania Municipal Securities raises special investment considerations. Changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Fund.


INVESTMENT SUITABILITY

Pennsylvania Municipal Bond Fund may be appropriate for investors who:

|__  are Pennsylvania residents

|__ are looking for an investment that offers a higher level of current income exempt from federal income taxes and Pennsylvania state income taxes and

|__  want low to moderate share price fluctuations.


FUND MANAGEMENT

Joseph R. Baxter is a Vice President of CoreStates Advisers and head of the Tax-Advantaged unit at CoreStates Advisers. He manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. He is also directly responsible for management of the CoreStates Pennsylvania Tax-Exempt Common Trust Fund. Brian G. Snyder, a Senior Investment Officer of CoreStates Advisers, co-manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. Mr. Snyder also manages several CoreStates common trust funds and individual accounts of the Tax-Advantaged unit. Mr. Snyder has worked at CoreStates since 1985 and joined CoreStates Advisers in 1989. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.


CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                            4.75%
Maximum Sales Load Imposed on Redemptions                           None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                       .00%
12b-1 Fees(2)                                                       .25%
Other Expenses After Fee Waivers(3)                                 .08%
Total Operating Expenses After Fee Waivers(4)                       .33%

(1) Absent voluntary waivers, investment advisory fees would be .50% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .33% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been 1.08%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE
                                              1 Year  3 Years  5 Years  10 Years
                                              ------  -------  -------  --------
You would pay the following expenses on a      $51       58       65       87
$1,000 investment, assuming (1) imposition of the maximum sales charge and (2) a 5% annual return.


                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A Shares of Pennsylvania Municipal Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                                        1997          1996     1995    1994(1)
CLASS A (INDIVIDUAL)*                                                 ----------------------------------------
For a Share Outstanding Throughout the Period Ended                                       June 30
---------------------------------------------------                   ----------------------------------------
Net Asset Value, Beginning of Period                                  $ 10.22         10.16     9.95    10.00
Net Investment Income                                                 $  0.51          0.52     0.49     0.06
Realized and Unrealized Net Gains (Losses) on Securities              $  0.25          0.06     0.21    (0.05)
Distributions from Net Investment Income                              $ (0.51)        (0.52)   (0.49)   (0.06)
Distributions from Capital Gains                                      $    --            --       --       --
Net Asset Value, End of Period                                        $ 10.47         10.22    10.16     9.95
Total Return(2)                                                          7.65%         5.76     7.25     0.09+
Net Assets, End of Period (000 omitted)                               $ 2,004           994      317      163
Ratio of Expenses to Average Net Assets                                  0.33%         0.46     0.64     0.67
Ratio of Net Income to Average Net Assets                                4.99%         4.93     4.95     4.84
Ratio of Expenses to Average Net Assets (Excluding Waivers)              1.08%         1.21     1.39     1.42
Ratio of Net Income to Average Net Assets (Excluding Waivers)            4.24%         4.18     4.20     4.09
Portfolio Turnover Rate**                                                  39%           92       18        3

* On April 15, 1996, the assets of the Conestoga Pennsylvania Tax-Free Bond Fund were acquired by CoreFunds. At that time, the Retail Class Shares of the Fund were exchanged for Class A Shares.

** For the year ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+   This figure has not been annualized.

(1) Commenced operations May 16, 1994. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load.

                         NEW JERSEY MUNICIPAL BOND FUND


SUMMARY

New Jersey Bond Fund seeks to provide investors with income free of federal and New Jersey income taxes, as well as preservation of principal investment by investing in a portfolio of high grade municipal securities.


INVESTMENT OBJECTIVE

New Jersey Municipal Bond Fund seeks current income exempt from federal and New Jersey income taxation with preservation of capital.


PORTFOLIO INVESTMENTS

The Fund invests primarily in municipal securities, including:

|__  municipal bonds rated in one of the three highest ratings categories and

|__  municipal notes rated in one of the two highest ratings categories.

Under normal circumstances, at least 80% of this Fund's assets will be invested in municipal securities the interest on which is exempt from regular federal income tax. At least 65% of the Fund's assets will be invested in municipal securities, the interest on which is exempt from New Jersey personal income tax ('New Jersey Municipal Securities'). There are no restrictions on the average maturity of the Fund or the maturity of a single instrument, and the Fund will generally invest more than 25% of its net assets in municipal securities whose issuers are located in New Jersey.

The Fund may invest up to 20% of its assets in municipal bonds rated BBB by S&P or Baa by Moody's. If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security. The Fund will not hold securities rated below BB.

The Fund may also invest up to 20% of its assets in taxable obligations, including:

|__  commercial paper

|__ unrated securities of comparable quality, as determined by CoreStates Advisers and

|__  securities subject to the Federal Alternative Minimum Tax ("AMT")

New Jersey Municipal Bond Fund strives to provide a return greater than bond indices such as the Lehman Brothers New Jersey Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Like all fixed income funds, New Jersey Municipal Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Special Risk Factors - The Fund's concentration of investments in New Jersey Municipal Securities raises special investment considerations. Changes in the economic condition and governmental policies of the State of New Jersey and its municipalities could adversely affect the value of the Fund.


INVESTMENT SUITABILITY

New Jersey Municipal Bond Fund may be appropriate for investors who:

|__  are New Jersey residents

|__ are looking for an investment that offers a higher level of current income exempt from federal income taxes and New Jersey state income taxes and

|__  want low to moderate share price fluctuations.


FUND MANAGEMENT

Joseph R. Baxter is a Vice President of CoreStates Advisers and head of the Tax-Advantaged unit at CoreStates Advisers. He manages Interme-diate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. He is also directly responsible for management of the CoreStates Pennsylvania Tax-Exempt Common Trust Fund. Brian G. Snyder, a Senior Investment Officer of CoreStates Advisers, co-manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. Mr. Snyder also manages several CoreStates common trust funds and individual accounts of the Tax-Advantaged unit. Mr. Snyder has worked at CoreStates since 1985 and joined CoreStates Advisers in 1989. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.


CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                           4.75%
Maximum Sales Load Imposed on Redemptions                          None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers1                        .00%
12b-1 Fees(2)                                                      .25%
Other Expenses After Fee Waivers(3)                                .13%
Total Operating Expenses After Fee Waivers(4)                      .38%


(1) Absent voluntary waivers, investment advisory fees would be .50% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .38% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been 1.13%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee. Total Operating Expenses have been restated to reflect anticipated expenses.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE
                                              1 Year  3 Years  5 Years  10 Years
                                              ------  -------  -------  --------
You would pay the following expenses on a       $51      59       68       93
$1,000 investment, assuming (1) imposition of the maximum sales charge and (2) a 5% annual return.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class A Shares of New Jersey Municipal Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                                    1997         1996     1995   1994(1)
CLASS A (INDIVIDUAL)*                                             ---------------------------------------
For a Share Outstanding Throughout the Period Ended                                  June 30
---------------------------------------------------               ---------------------------------------
Net Asset Value, Beginning of Period                               $ 10.07       10.12     9.95   10.00
Net Investment Income                                              $  0.48        0.48     0.49    0.06
Realized and Unrealized Net Gains (Losses) on Securities           $  0.15        0.01     0.17   (0.05)
Distributions from Net Investment Income                           $ (0.48)      (0.48)   (0.49)  (0.06)
Distributions from Capital Gains                                   $ (0.07)      (0.06)     --       --
Net Asset Value, End of Period                                     $ 10.15       10.07    10.12    9.95
Total Return(2)                                                       6.44%       4.93     6.84    0.08+
Net Assets, End of Period (000 omitted)                            $   398         304       24       2
Ratio of Expenses to Average Net Assets                               0.45%       0.60     0.68    0.68
Ratio of Net Income to Average Net Assets                             4.81%       4.65     4.97    4.82
Ratio of Expenses to Average Net Assets (Excluding Waivers)           1.20%       1.35     1.44    1.60
Ratio of Net Income to Average Net Assets (Excluding Waivers)         4.06%       3.90     4.21    3.90
Portfolio Turnover Rate                                                 19%         21       32      13

* On April 22, 1996, the Series B Shares of the Fund were redesignated Class A Shares.

+   This figure has not been annualized.

(1) Commenced operations May 16, 1994. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load.

                                TREASURY RESERVE


SUMMARY

Treasury Reserve seeks to provide investors with income, liquidity and stability of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements.


INVESTMENT OBJECTIVE

Treasury Reserve seeks current interest income, liquidity and safety of principal.


PORTFOLIO INVESTMENTS

The Fund invests in a portfolio of direct obligations of the U.S. Treasury, specifically:

|__  Treasury Bills

|__  Treasury Bonds and

|__  Treasury Notes.

The Fund may also invest in:

|__ separately traded interest and principal component parts of U.S. Treasury obligations that are transferable through the Federal book-entry system, known as Separately Traded Registered Investment and Principal Securities ("STRIPS") and

|__  repurchase agreements relating to U.S. Treasury obligations.

The Fund is governed by SEC Rules which impose certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable net asset value per share. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Treasury Reserve strives to provide a return greater than money market indices such as the IBC Donoghue 100% Treasury and Repurchase Index. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Treasury Reserve may be subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.


INVESTMENT SUITABILITY

Treasury Reserve may be appropriate for investors who:

|__ are unwilling to accept the credit risk associated with non-Treasury money market funds

|__ are unable to tolerate fluctuations in the principal value of their investments and

|__ want an investment that provides current interest income at competitive rates of return.

Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.


FUND MANAGEMENT

Ronald R. Brasten is a Vice President of CoreStates Advisers and manages Treasury Reserve. He also manages CoreFund Elite Treasury Reserve and has investment responsibility for individually managed corporate and personal accounts. He joined CoreStates Advisers in August 1989. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class C Shares of the Fund.


CLASS C (INDIVIDUAL)
Shareholder Transaction Expenses                                  None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                     .30%
12b-1 Fees(2)                                                     .25%
Other Expenses After Fee Waivers(3)                               .21%
Total Operating Expenses After Fee Waivers(4)                     .76%


(1) Absent voluntary waivers, investment advisory fees would be .40% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .30% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been .95%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee. 31


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.



EXAMPLE                                    1 Year  3 Years    5 Years   10 Years
You would pay the following expenses on a    $8      24         42         94
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class C Shares of Treasury Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                                        1997            1996       1995        1994       1993(1)
CLASS C (INDIVIDUAL)*                                                 -----------------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                                    June 30
---------------------------------------------------                   -----------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  1.00           1.00        1.00        1.00        1.00
Net Investment Income                                                 $  0.05           0.05        0.05        0.03        0.01
Distributions from Net Investment Income                              $ (0.05)         (0.05)      (0.05)      (0.03)      (0.01)
Net Asset Value, End of Period                                        $  1.00           1.00        1.00        1.00        1.00
Total Return                                                             4.71%          4.94        4.72        2.65        1.21+
Net Assets, End of Period (000 omitted)                               $12,146         19,386      21,612       7,573       7,672
Ratio of Expenses to Average Net Assets                                  0.76%          0.75        0.73        0.73        0.75
Ratio of Net Income to Average Net Assets                                4.61%          4.81        4.81        2.62        2.46
Ratio of Expenses to Average Net Assets (Excluding Waivers)              0.96%          1.03        1.10        1.11        1.14
Ratio of Net Income to Average Net Assets (Excluding Waivers)            4.41%          4.53        4.44        2.24        2.07

* On April 22, 1996, the Series B Shares of the Fund were redesignated Class C Shares.

+   This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

                                  CASH RESERVE


SUMMARY

Cash Reserve seeks to provide investors with a high level of income, liquidity and relative stability of principal by investing in a diversified portfolio of the highest quality money market instruments.


INVESTMENT OBJECTIVE

Cash Reserve seeks as high a level of current income as is consistent with liquidity and relative stability of principal.


PORTFOLIO INVESTMENTS

The Fund invests in a diversified portfolio of money market instruments of the highest quality, including:

|__  U.S. dollar-denominated government obligations

|__  bank obligations and

|__  commercial paper.

The Fund is governed by SEC Rules which impose certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable net asset value per share. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Cash Reserve strives to provide a return greater than money market indices such as the IBC Donoghue All-Taxable Money Fund Average. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Cash Reserve may be subject on a limited basis to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.


INVESTMENT SUITABILITY


Cash Reserve may be appropriate for investors who:

|__ are unable to tolerate fluctuations in the principal value of their investments and

|__ want an investment that provides current interest income at competitive rates of return.

Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.


FUND MANAGEMENT

John Ackler is Senior Investment Officer of CoreStates Advisers and manages Short Term Income Fund and Cash Reserve. He is also responsible for the management of the CoreStates Liquidity Fund, as well as numerous individually managed fixed income funds. Mr. Ackler joined CoreStates as an internal auditor in 1992 and transferred to CoreStates Advisers in August 1993. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following tables is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class B and Class C Shares of the Fund.

CLASS B (INDIVIDUAL)
Shareholder Transaction Expenses                                  None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                     .30%
12b-1 Fees(2)                                                    1.00%
Other Expenses After Fee Waivers(3)                               .20%
Total Operating Expenses After Fee Waivers(4)                    1.50%

(1) Absent voluntary waivers, investment advisory fees would be .40% of average net assets.

(2) This fee consists of a shareholder servicing fee of .25% and an asset-based distribution fee of .75%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .29% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been 1.69% This fee waiver is voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


CLASS C (INDIVIDUAL)
Shareholder Transaction Expenses                                 None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                    .30%
12b-1 Fees(2)                                                    .25%
Other Expenses After Fee Waivers(3)                              .20%
Total Operating Expenses After Fee Waivers(4)                    .75%


(1) Absent voluntary waivers, investment advisory fees would be .40% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .29% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses are estimated to be .94%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE

                                                                     1 Year   3 Years   5 Years    10 Years
                                                                     ------   -------   -------    --------
You would pay the following expenses        Class B Shares            $15       $ 47     $ 82        $179
on a $1,000 investment, assuming            Class C Shares            $ 8       $ 24     $ 42        $ 93
(1) a 5% annual return and (2)
redemption at the end of each time period.

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class C Shares of Cash Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE. Class B Shares were not yet offered as of June 30, 1997. Performance of Class B Shares would be lower than the performance of Class C Shares due to the higher distribution-related expenses charged to Class B Shares.


                                                                        1997          1996         1995         1994   1993(1)
CLASS C (INDIVIDUAL)*                                                 --------------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                               June 30
---------------------------------------------------                   --------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  1.00          1.00         1.00         1.00    1.00
Net Investment Income                                                 $  0.05          0.05         0.05         0.03    0.01
Distributions from Net Investment Income                              $ (0.05)        (0.05)       (0.05)       (0.03)  (0.01)
Net Asset Value, End of Period                                        $  1.00          1.00         1.00         1.00    1.00
Total Return                                                             4.83%         5.00         4.89         2.74    1.23+
Net Assets, End of Period (000 omitted)                               $27,693        19,736       17,583       11,451  15,330
Ratio of Expenses to Average Net Assets                                  0.75%         0.75         0.73         0.72    0.76
Ratio of Net Income to Average Net Assets                                4.74%         4.86         4.86         2.70    2.52
Ratio of Expenses to Average Net Assets (Excluding Waivers)              0.95%         1.03         1.10         1.10    1.15
Ratio of Net Income to Average Net Assets (Excluding Waivers)            4.54%         4.58         4.49         2.32    2.13

* On April 22, 1996, the Series B Shares of the Fund were redesignated Class C Shares.

+   This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

                                TAX-FREE RESERVE

SUMMARY

Tax-Free Reserve seeks to provide investors with a high level of tax-free income, liquidity and stability of principal by investing in short-term obligations issued by, or on behalf of, state and local governments.


INVESTMENT OBJECTIVE

Tax-Free Reserve seeks as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal.

PORTFOLIO INVESTMENTS

The Fund invests at least 80% of its assets in tax-free securities under normal market conditions. The interest on each security must be exempt from regular federal income tax, in the opinion of counsel to the issuer and not produce interest income that is treated as a preference item for AMT purposes. The Fund invests in a diversified portfolio of short-term, tax-free obligations issued by, or on behalf of:

|__  states

|__  municipalities

|__  territories and possessions of the U.S.

|__  the District of Columbia and

|__  their political subdivisions, agencies, instrumentalities and authorities.


Up to 20% of all assets in the Fund can be invested in taxable debt securities for defensive purposes or when appropriate tax-exempt securities are not available. CoreStates Advisers works to take advantage of key seasonal supply and demand factors that govern short-term rates.

The Fund often purchases securities supported by credit enhancements from financial institutions. Changes in the credit quality of these institutions could adversely affect the Fund's share price.

The Fund is governed by SEC Rules which impose certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable net asset value per share. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Tax-Free Reserve strives to provide a return greater than money market indices such as the IBC Donoghue Tax-Free Fund Average. (Please see page 36 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Tax-Free Reserve may be subject on a limited basis to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.


INVESTMENT SUITABILITY

Tax-Free Reserve may be appropriate for conservative investors in higher-level federal income tax brackets who may benefit from an investment that offers current interest income that is at least 80% free of federal taxes. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.


FUND MANAGEMENT

Folu Abiona is Senior Investment Officer for CoreStates Advisers and manages Tax-Free Reserve. Ms. Abiona also manages CoreFund Elite Tax-Free Reserve. She joined CoreStates Advisers in 1985 and became fixed income portfolio manager in 1990. (Please see page 45 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class C Shares of the Fund.


CLASS C (INDIVIDUAL)
Shareholder Transaction Expenses                                   None
Annual Fund Operating Expenses (as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                      .30%
12b-1 Fees(2)                                                      .25%
Other Expenses After Fee Waivers(3)                                .20%
Total Operating Expenses After Fee Waivers(4)                      .75%


(1) Absent voluntary waivers, investment advisory fees would be .40% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .29% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been .94%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.

THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE
                                            1 Year   3 Years   5 Years  10 Years
                                            ------   -------   -------  --------
You would pay the following expenses on a    $ 8       24        42        93
$1,000 investment, assuming (1) a 5% annual retrn, and (2) redemption at the end of each time period.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class C Shares of Tax-Free Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                                       1997        1996        1995        1994       1993(1)
CLASS C (INDIVIDUAL)*                                                ---------------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                           June 30
---------------------------------------------------                  ---------------------------------------------------------
Net Asset Value, Beginning of Period                                  $ 1.00        1.00        1.00        1.00        1.00
Net Investment Income                                                 $ 0.03        0.03        0.03        0.02        0.01
Distributions from Net Investment Income                              $(0.03)      (0.03)      (0.03)      (0.02)      (0.01)
Net Asset Value, End of Period                                        $ 1.00        1.00        1.00        1.00        1.00
Total Return                                                            2.83%       2.95        2.86        1.78        0.85+
Net Assets, End of Period (000 omitted)                               $3,202       2,850       1,524       2,708       1,795
Ratio of Expenses to Average Net Assets                                 0.75%       0.73        0.73        0.74        0.76
Ratio of Net Income to Average Net Assets                               2.82%       2.94        2.80        1.75        1.71
Ratio of Expenses to Average Net Assets (Excluding Waivers)             0.95%       1.02        1.10        1.12        1.14
Ratio of Net Income to Average Net Assets (Excluding Waivers)           2.62%       2.65        2.43        1.37        1.33

* On April 22, 1996, the Series B Shares of the Fund were redesignated Class C Shares.

+   This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

                               GENERAL INFORMATION





                    General Investment Policies and Practices

In addition to making investments as described above, the Funds may engage in a number of additional investment practices. These practices are defined below. The tables starting on page 39 describe which Funds engage in which practices.


ADRS, EDRS, AND GDRS

|__ ADRs are American Depositary Receipts, typically issued by a U.S.
financial institution (a 'depositary'). They evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. Generally, ADRs are designed for trading in the U.S. securities market.

|__ EDRs are European Depositary Receipts, typically issued by a non-U.S. financial institution. They evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, EDRs are designed for trading in European securities markets.

|__ GDRs are Global Depositary Receipts. They are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets.


ASSET-BACKED SECURITIES

Securities secured by company receivables, truck and auto loans, leases and credit card receivables. These issues are normally traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the investor. The Funds will invest only in asset-backed securities which are readily marketable and rated at the time of purchase in the two highest rating categories assigned by a rating organization.


BANK OBLIGATIONS

Investments in domestic branches of U.S. banks, specifically:

|__ Certificates of Deposit - negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods.

|__ Bankers' Acceptances - negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity.


EQUITY SECURITIES

The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities. Investments in equity securities in general are subject to market risks that may cause their prices to flucuate over time. Certain of the Funds may invest to a significant degree in equity securities of smaller institutions. Any investment in smaller or medium capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies.


FOREIGN CURRENCY TRANSACTIONS

Contracts used to hedge against adverse movements in exchange rates between currencies. Transactions may be conducted either on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


FOREIGN SECURITIES

Securities of foreign issuers, securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers).

There are special risks associated with international investing:

|__ Currency Risk - The possibility that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities.

|__ Volatility - Investments in foreign stock markets can be more volatile than investments in U.S. markets. Diplomatic, political or economic developments could affect investment in foreign countries.

|__ Expense Considerations - Fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements for handling U.S. securities of equal value.

|__ Foreign Taxes - Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the securities comprising the portfolio.

|__ Regulatory Environment - Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record-keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

FUTURES CONTRACTS AND OPTIONS TRANSACTIONS

|__ Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price.

|__ An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

|__ A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.

|__ A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.

These transactions are used to:

|__ maintain cash reserves while remaining fully invested

|__ facilitate trading

|__ reduce transaction costs or

|__ seek higher investment returns when the contract is priced more attractively than the underlying equity security or index.

The Funds may not use futures contracts or options transactions to leverage their net assets or for speculative purposes. See 'Futures and Options' in the Statement of Additional Information.


ILLIQUID SECURITIES

Securities that cannot be sold or disposed of in seven days or less at approximately their carrying value.


LENDING OF SECURITIES

The lending of portfolio securities to qualified banks and securities brokers and dealers for purposes of realizing additional income. A Fund receives collateral consisting of cash, letters of credit issued by certain banks, or securities issued or guaranteed by the U.S. Government or its agencies and equal to at least 100% of the current market value of the loaned securities. Such loans would involve risk of delay in receiving collateral, risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

Before implementing such a lending program, the Funds must first receive an exemptive order from the Securities and Exchange Commission permitting it to use its Custodian, CoreStates Bank, N.A., as its lending agent.


MORTGAGE-BACKED SECURITIES

Securities backed by pools of mortgages which pass principal and/or interest payments to the investor.

Some are issued or guaranteed by U.S. Government agencies, such as:

|__ GNMA, or Government National Mortgage Association, which issues modified pass-through securities evidencing an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Both interest and principal payments (including prepayments) are passed through monthly to the investor. The full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA.

|__ Fannie Mae, a federally chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to principal and interest by Fannie Mae.

|__ FHLMC, or Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal.

Securities issued or guaranteed by Fannie Mae and FHLMC are not backed by the full faith and credit of the United States.

Mortgaged-backed securities also include:

|__ CMOs, collateralized mortgage obligations and

|__ REMICs, real estate mortgage investment conduits, a type of CMO.

CMOs and REMICs are mortgage pass-through securities issued in multiple classes. Each class of a CMO is issued with a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.


MUNICIPAL SECURITIES

Securities issued by municipalities include:

|__ General Obligation Securities, secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

|__ Revenue Securities, payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source, such as the user of the facility being financed. Industrial development and pollution control bonds held by the Funds are revenue securities whose credit quality is usually directly related to the credit standing of the corporate user of the facility involved.

|__ Moral Obligation Bonds, normally issued by special-purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

|__ Variable Rate Demand Obligations, tax-exempt obligations upon which interest is payable at a floating or variable rate. A Fund normally may demand payment of the principal of and accrued interest on the obligation upon not more than seven days' notice and may resell the obligation at any time to a third party.

|__ Municipal Lease Obligations, issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.


OTHER INVESTMENT COMPANIES

Shares of investment companies may be purchased by the Funds to the extent consistent with applicable law.


PUT TRANSACTIONS

The option to sell a security at a fixed price before maturity. The premium paid reduces the underlying yield.


REPURCHASE AGREEMENTS

The purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The seller must be deemed creditworthy and maintain collateral of at least 100% of the repurchase price.


REVERSE REPURCHASE AGREEMENTS

The sale of securities subject to a Fund's agreement to repurchase them at a mutually agreed upon date and price. The Funds must maintain collateral of at least 100% of the repurchase price.


SHORT-TERM OBLIGATIONS

Commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.


SWAPS

Agreements used to shift the investment exposure from one type of investment to another, such as:

|__ interest rate swaps - one party agrees to make regular payments equal to a floating interest rate times a 'notional principal amount,' in return for payments equal to a fixed rate times the same amount, for a specific period of time.

|__ currency swaps - the swap agreement provides for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

|__ caps and floors - one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

|__ collars - combine elements of buying a cap and selling a floor.

Swaps can be highly volatile and may have a considerable impact on a Fund's performance. Any obligation a Fund may have under these types of arrangements must be covered by setting aside liquid assets.


U.S. GOVERNMENT OBLIGATIONS

Securities of the U.S. Government, including:

|__ U.S. Treasury Securities - bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States.

|__ U.S. Government Agency Securities - issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies. These include obligations supported by the right of the issuer to borrow from the Treasury; obligations supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations; and obligations supported only by the credit of the agency or instrumentality. However, no assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

|__ STRIPS - zero coupon U.S. Treasury securities, sold at a substantial discount and redeemed at face value at maturity without interim cash payments of interest or principal. This discount is amortized over the life of the security, and the amortization constitutes the income earned on the security for both accounting and tax purposes.


VARIABLE AMOUNT MASTER DEMAND NOTES

Unsecured demand notes issued by corporations, insurance companies and other borrowers that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time.


WHEN-ISSUED SECURITIES
Securities which settle on a future date. However, the interest rate is fixed on the purchase date and no interest accrues before settlement. A Fund must maintain liquid assets in an amount at least equal to the value of its commitments to purchase such securities.

TEMPORARY INVESTMENTS

Certain of the Funds are permitted to make temporary investments in Short-Term Obligations. Such investments may be used to:

|__ invest uncommitted cash balances

|__ maintain liquidity to meet shareholder redemptions or

|__ take a temporary defensive position against potential or serious stock market declines.

The tables which follow describe which investments, including temporary investments, each Fund may make:



                                                                                                       International
                                             Equity Index  Core Equity  Growth Equity  Special Equity     Growth        Balanced
                                             ------------  -----------  -------------  --------------  -------------    --------
ADRs, EDRs and GDRs                                --           35%            --           35%             o              45%
Asset-backed securities                            --           --             --           --             --              70%
Bank obligations                                   10%          35%            35%          35%            35%             45%
Foreign currency transactions                      --           --             --           --              o              --
Foreign securities                                 --           --             --           35%             o              35%
Futures contracts                                  --      5%(a)/20%(b)        --      5%(a)/20%(b)    5%(a)/20%(b)        --
Illiquid securities                                10%          15%            10%          15%            10%             15%
Investment companies                               10%          10%            10%          10%            10%             10%
Lending of securities                           33 1/3%      33 1/3%        33 1/3%       33 1/3%       33 1/3%          33 1/3%
Mortgage-backed securities                         --           --             --           --             --              70%
Options transactions                               --      5%(a)/20%(b)        --      5%(a)/20%(b)    5%(a)/20%(b)        --
Repurchase agreements                              10%          35%            35%          35%            35%             45%
Reverse repurchase agreements                      10%        33 1/3%        33 1/3%      33 1/3%        33 1/3%         33 1/3%
U.S. Government obligations                        10%          35%            35%          35%            35%             45%
Warrants                                            5%           5%             5%           5%             5%              5%
When-issued securities                           33 1/3%      33 1/3%        33 1/3%      33 1/3%        33 1/3%         33 1/3%


TEMPORARY INVESTMENTS
Cash                                              100%         100%           100%         100%           100%            100%
Short-term obligations                            100%         100%           100%         100%           100%            100%
Long-term and short-term
debt instruments, rated A or higher                --           10%            10%          10%            10%            100%


INVESTMENT RESTRICTIONS
Securities of any one issuer(c), (d)                5%           5%             5%           5%             5%              5%
Outstanding voting securities of any one issuer    10%          10%            10%          10%            10%             10%
Securities of issuers in any one industry          25%          25%            25%          25%            25%             25%
                                                 less than    less than      less than   less than      less than       less than
Expected annual portfolio turnover                 100%         100%           100%         100%           100%          100%(e)

o  Fund may invest in security without limitation.
-- Fund may not invest.
Percentages are of total assets (except Illiquid Securities, which are shown as a percentage of net assets).
(a) Fund may not purchase futures contracts or options where premiums and margin deposit exceed 5% of total assets.
(b) Fund may not enter into futures contracts or options where its obligations would exceed 20% of total assets.
(c) Except securities of the U.S. Government, its agencies or instrumentalities.
(d) Except that up to 25% of the Fund's total assets may be invested without regard to the 5% limitation.
(e) Annual portfolio turnover for the fixed income portion of Balanced Fund is not expected to exceed 250%.

                                                Short-                                       Intermediate    PA           NJ
                                  Short Term Intermediate  Government               Global     Municipal  Municipal    Municipal
                                    Income       Bond        Income      Bond        Bond        Bond       Bond         Bond
                                  ---------- ------------  ----------    ----       ------   -----------  ---------    ---------

Asset-backed securities                 o          35%         --          o          35%         --          --          --
Bank obligations                        o          35%         --         35%         35%         --          --          --
Foreign currency transactions          --          --          --         --           o          --          --          --
Foreign securities                     --          --          --         35%          o          --          --          --
Futures contracts                      --          --          --         --     5%(a)/20%(b)     --          --          --
Illiquid securities                    15%         10%         15%        15%         15%         15%         15%         15%
Investment companies                   10%         10%         10%        10%         10%         10%         10%         10%
Lending of securities               33 1/3%     33 1/3%     33 1/3%    33 1/3%      33 1/3%     33 1/3%     33 1/3%     33 1/3%
Mortgage-backed securities              o          35%          o          o          35%         --          --          --
Municipal securities                   --          --          --         --          --           o           o           o
Options transactions                   --          --          --         --     5%(a)/20%(b)     --          --          --
Put transactions (c)                   --           o          --         --           o           o           o           o
Repurchase agreements                   o          35%         35%        35%         35%         20%         20%         20%
Reverse repurchase agreements       33 1/3%     33 1/3%     33 1/3%    33 1/3%     33 1/3%        10%         10%         10%
Swaps                                  --          --          --         --           o          --          --          --
U.S. Government obligations             o           o           o          o           o          20%         20%         20%
When-issued securities               33 1/3%     33 1/3%     33 1/3%    33 1/3%     33 1/3%       25%         25%         25%


TEMPORARY INVESTMENTS                                                                          less than   less than   less than
Taxable obligations                   100%        100%        100%       100%        100%         20%         20%         20%
Short-term obligations,
  U.S. dollar and foreign             100%        100%        100%       100%       100%(g)       --          --          --

INVESTMENT RESTRICTIONS
Securities of any one issuer (d), (e)   5%          5%          5%         5%         --           5%         --          --
Outstanding voting securities
  of any one issuer                    10%         10%         10%        10%         --          10%         --          --
Securities of issuers in
  any one industry                     25%         25%         25%        25%       25%(h)      25%(f)      25%(f)      25%(f)
                                     less than   less than   less than  less than   less than   less than   less than   less than
Expected annual portfolio turnover     100%        250%        150%       200%        150%        100%        100%        100%


o    Fund may invest in security without limitation.
--   Fund may not invest.
Percentages are of total assets (except Illiquid Securities, which are shown as a percentage of net assets).
(a) Fund may not purchase futures contracts or options where premiums and margin deposit exceed 5% of total assets.
(b) Fund may not enter into futures contracts or options where its obligations would exceed 20% of total assets.
(c)  Except premiums on all puts outstanding will not exceed 2% of total assets.
(d) Except securities of the U.S. Government, its agencies or instrumentalities.
(e) Except that up to 25% of the Fund's total assets may be invested without regard to the 5% limitation.
(f) Limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments.
(g)  May also purchase short term obligations denominated in foreign currencies.
(h) Except securities of the U.S. Government, foreign governments, and supranational agencies.

                                        Treasury Reserve     Cash Reserve      Tax-Free Reserve
                                        ----------------     ------------      ----------------
Asset-backed securities                        --                  o                  --
Bank obligations                               --                  o                  20%
Illiquid securities                            10%                10%                 10%
Investment companies                           10%                10%                 10%
Lending of securities                        33 1/3%            33 1/3%             33 1/3%
Mortgage-backed securities                     --                  o                  20%
Municipal securities                           --                 --                   o
Put transactions (a)                           --                 --                   o
Repurchase agreements                           o                  o                  20%
Reverse repurchase agreements                  10%                10%                 10%
U.S. Government obligations                     o                  o                  20%
Variable amount master demand notes            --                  o                  --
When-issued securities                         --                 --                  25%


TEMPORARY INVESTMENTS
Cash                                          100%               100%                100%
                                                                                   less than
Taxable obligations                           100%               100%                 20%


INVESTMENT RESTRICTIONS
Securities of any one issuer (b), (c)          5%                 5%                  5%
Securities of issuers in any one industry      NA                 25%               25%(d)

o    Fund may invest in security without limitation.
--   Fund may not invest.
Percentages are of total assets (except Illiquid Securities, which are shown as a percentage of net assets).
(a)  Except premiums on all puts outstanding will not exceed 2% of total assets.
(b) Except securities of the U.S. Government, its agencies or instrumentalities.
(c) Except that up to 25% of the Fund's total assets may be invested without regard to the 5% limitation.
(d) Limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments.

Distributions

Shareholders of each Fund are entitled to any distributions from the net investment income and capital gains earned on investments held by a Fund, provided that they are shareholders of record on the date the distributions are declared ('Record Date').

Class B and Class C Shares of the Money Market Funds begin earning income on the business day on which the purchase order for the shares is executed. They continue to earn income through, and including, the day before the redemption order for these shares is executed.

Class A Shares of the Fixed Income Funds begin earning income on the business day following the day on which the purchase order for the shares is executed and continue to earn income through, and including, the day on which the redemption order for these shares is executed.

Distributions are paid in the form of additional Class A, Class B and Class C Shares of a Fund unless a shareholder selects one of the following options on the Account Opening Form:

|__ Cash Dividend Option - To receive income distributions in cash and capital gains distributions in additional shares of the Fund at net asset value.

|__ All Cash Option - To receive both income and capital gains distributions in cash.

If neither option is selected on the Account Opening Form, the Transfer Agent will automatically reinvest all income and capital gains distributions in additional shares at the net asset value in effect at the close of business on the reinvestment date. Distributions are automatically paid in cash (along with any redemption proceeds) within seven business days of a shareholder closing an account with the Funds.

The distributions from Class Y Shares are normally higher than those from Class A, Class B or Class C Shares because of the distribution and transfer agent expenses charged to Class A, Class B and Class C Shares.

Distributions from the Net Investment Income of:

|__ Domestic Equity Funds and Global Bond Fund are declared and paid to shareholders on a quarterly basis.

|__ International Growth Fund are periodically declared and paid to shareholders.

|__ Domestic Fixed Income Funds and Money Market Funds are declared daily as a dividend and paid monthly to shareholders.

NOTE: DISTRIBUTIONS PAID SHORTLY AFTER THE PURCHASE OF SHARES BY AN INVESTOR, ALTHOUGH IN EFFECT A RETURN OF CAPITAL, ARE TAXABLE AS ORDINARY INCOME.

Distributions of any capital gains will be made at least annually for each Fund.


Taxes

The following is only a brief summary of some of the important federal tax considerations generally affecting the Funds and their shareholders. We have not attempted to present a detailed explanation of the tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Potential investors and shareholders in the Funds are urged to consult their tax advisers with specific reference to their own tax situations.

The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.


ALL FUNDS

|__ Each Fund is treated as a separate entity for federal income tax purposes and is not combined with any other CoreFunds portfolios. Each Fund intends to qualify for the favorable tax treatment afforded a 'regulated investment company' under the Code.

|__ Whether paid in cash or in additional shares, distributions attributable to a Fund's net investment income (including ordinary income and net short-term capital gains) will be taxable to shareholders as ordinary income. This includes any distributions attributable to taxable net investment income of Tax-Free Reserve or Intermediate Municipal Bond Fund.

|__ Capital gains distributions of all Funds will be taxable as gain from the sale or exchange of a capital asset held for more than one year, regardless of how long a shareholder has held the shares.

|__ If a Fund declares distributions payable to shareholders of record on a date in October, November or December of any year, the distributions will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund during the following January.

|__ THE SALE OR REDEMPTION OF SHARES OF A MUTUAL FUND IS A TAXABLE
EVENT TO THE SELLING OR REDEEMING SHAREHOLDER. Gains or losses (if any) may also be realized in connection with an exchange among the CoreFunds portfolios.

|__ In the opinion of counsel, distributions made by the Funds are exempt from current Pennsylvania Personal Property Taxes. Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year.

See the Statement of Additional Information for further information regarding taxes.


INTERNATIONAL GROWTH FUND
GLOBAL BOND FUND

International Growth Fund and Global Bond Fund will receive dividends and interest paid by foreign issuers which are frequently subject to withholding taxes by foreign governments. If either Fund holds equity or debt securities of foreign corporations valued at more than 50% of total assets at the close of any taxable year, such Fund may elect (for U.S. federal income tax purposes) to treat each shareholder as having additional income equal to a proportionate amount of the foreign taxes paid by the Fund and as having directly paid these foreign taxes. If a Fund makes this decision, shareholders will be treated as having directly earned a portion of the Fund's gross income from foreign sources. Shareholders will be subject to U.S. federal income taxes for this additional income from foreign sources net of the foreign taxes paid. The Funds will make this decision only if it deems it to be in the best interests of its shareholders and will notify shareholders accordingly.


TREASURY RESERVE
CASH RESERVE
TAX-FREE RESERVE

Investments in STRIPS and Receipts are sold at original issue discount and thus do not make periodic cash interest payments. A Fund will be required to include as part of its current income the imputed interest on these obligations even though the Fund has not received any interest payments on the obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute the imputed income, which may occur at a time when the investment adviser would not have chosen to sell the securities and which may result in a taxable gain or loss.


INTERMEDIATE MUNICIPAL BOND FUND
PENNSYLVANIA MUNICIPAL BOND FUND
NEW JERSEY MUNICIPAL BOND FUND
TAX-FREE RESERVE

Each of these Funds expects to qualify to pay tax-exempt interest income distributions to its shareholders. In general, the Funds' shareholders may exclude tax-exempt income distributions from their gross income, unless their specific circumstances disallow it. Intermediate Municipal Bond Fund and Tax-Free Reserve are permitted to purchase 'private activity bonds' that are subject to the Federal Alternative Minimum Tax (the 'AMT') consistent with their 20% limitation on taxable obligations.

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of these Funds is not deductible for federal income tax purposes. Furthermore, these Funds may not be an appropriate investment for persons (including corporations and other business entities) who are 'substantial users' (or persons related to 'substantial users') of facilities financed by industrial development or private activity bonds. A 'substantial user' is defined generally to include certain persons who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds. Corporate shareholders should note that all tax-exempt interest income distributions are includable in the computation of 'adjusted current earnings' for AMT purposes, regardless of when the bonds from which they are derived were issued or whether they are derived from 'private activity bonds.' Accordingly, corporate shareholders should consult their tax advisers regarding the impact that holding shares of these Funds would have on their own AMT liability.

Tax-exempt interest income distributions and other distributions paid by these Funds may be taxable to investors as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if received directly, would be exempt from such income taxes.

PENNSYLVANIA TAX CONSIDERATIONS

For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by Pennsylvania Municipal Bond Fund from its investments in Pennsylvania Municipal Securities or in direct obligations of the United States, its territories and certain of its agencies and instrumentalities ('Federal Securities'), including obligations issued by U.S. possessions, are not taxable. Distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.

Distributions made by Pennsylvania Municipal Bond Fund are exempt from Pennsylvania county personal property taxes to the extent that the Fund's portfolio consists of Pennsylvania Municipal Securities and Federal Securities, including obligations issued by U.S. territories and possessions.

To the extent that gain on the disposition of a share represents gain realized on Pennsylvania Municipal Securities held by Pennsylvania Municipal Bond Fund, such gain may be subject to the Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.


NEW JERSEY TAX CONSIDERATIONS

Investors in New Jersey Municipal Bond Fund will not be subject to the New Jersey Gross Income Tax on distributions from the Fund attributable to interest income from (and net gain, if any, from the disposition of) New Jersey Municipal Securities or Federal Securities held by the Fund, either when received by the Fund or when credited or distributed to the investors, provided that the Fund meets the requirements for a qualified investment fund by:

|__ maintaining its registration as a registered investment company

|__ investing at least 80% of the aggregate principal amount of the Fund's investments, excluding cash and cash items, in New Jersey Municipal Securities or Federal Securities and

|__ investing 100% of its assets in interest-bearing obligations, discount obligations, and cash, including receivables.

For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey Municipal Securities and Federal Securities, and distributions from net realized capital gains in respect of such investments, will be taxable. Gain on the disposition of shares of the Fund is not subject to New Jersey Gross Income Tax, provided that the Fund meets the requirements for a qualified investment fund set forth above.


Valuation of Shares


NET ASSET VALUE

A 'business day' of a Fund is a day on which the New York Stock Exchange is open for trading, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) on which securities or instruments held by the Fund are traded such that the Fund's net asset value per share might be materially affected.

Equity Funds
Fixed Income Funds

The shares of these Funds will fluctuate in value as a result of changes in the value of their portfolio investments. Shares in the Funds will realize capital gains or losses as portfolio investments are sold above or below costs, respectively.

The net asset value per share of these Funds is normally determined as of 4:00 p.m. (Eastern time) (the 'Valuation Time') on each business day of the Funds.

Net asset value per share is calculated by adding the value of all of a Fund's portfolio securities and other assets, subtracting the liabilities, and dividing by the total number of outstanding shares of the Fund at the time of the valuation. The result (adjusted to the nearest cent) is the net asset value per share.

Money Market Funds

The net asset value per share of each of these Funds is normally determined as of 12:00 noon (Eastern time) on each business day. These Funds are managed to maintain a stable price of $1.00 per share.

PORTFOLIO PRICING

Portfolio securities that are traded both over-the-counter and on a national securities exchange are valued according to the broadest and most representative market. When securities exchange valuations are used, the valuation will be the latest sale price on that business day or, if there is no such reported sale, the current bid price. Securities regularly traded in the over-the-counter market for which market quotations are readily available will be valued at the current bid price. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith to reflect their fair market value, pursuant to procedures adopted by the Board of Directors.

International Growth Fund
Global Bond Fund

Securities listed on a foreign exchange are valued at the most recent closing price available before the assets are valued. All prices of listed securities are taken from the exchange where the security is primarily traded.

Money Market Funds

The assets in the Money Market Funds are valued based upon the amortized cost method, in accordance with rules adopted under the Investment Company Act. With this method of valuation, the value of a Fund's shares normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, each Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates).


Management

The business and affairs of each Fund are managed under the direction of CoreFunds' Board of Directors.


INVESTMENT ADVISER,
SUB-ADVISERS

CoreStates Advisers has overall responsibility for portfolio management for each Fund. CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, N.A., which is itself a wholly-owned subsidiary of CoreStates Financial Corp ('CoreStates Corp'). CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 25 largest bank holding companies in the United States.

CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, as well as related investment advisory, research, trading and fund management functions. CoreStates Advisers currently manages discretionary and nondiscretionary client security portfolios with a total aggregate market value of over $16 billion for individuals, corporations, institutions and municipalities. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity and international investments.

CoreStates Advisers' principal offices are located at 1500 Market Street, Philadelphia, Pennsylvania 19102.

As a result of the merger of CoreStates Corp and Meridian Bancorp, Inc. in April 1996, Meridian Investment Company ('MIC') is now a wholly-owned subsidiary of CoreStates Corp and an affiliate of CoreStates Advisers. Certain employees of MIC perform investment management and advisory functions for the Funds under the overall authority of CoreStates Advisers.

As investment adviser, CoreStates Advisers manages the investment portfolio of each Fund, makes decisions about and places orders for all purchases and sales of a Fund's portfolio securities, and maintains certain records relating to these purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Funds and the cost of obtaining market quotations for portfolio securities held by the Funds.

CoreStates Advisers has delegated day-to-day portfolio management functions for International Growth Fund to Martin Currie and Aberdeen Managers, and, for Global Bond Fund, to Analytic, under separate Sub-Advisory Agreements between CoreStates Advisers and Martin Currie, Aberdeen Managers and Analytic, respectively (the "Sub-Advisers").

Under a multiple manager structure, CoreStates Advisers has general oversight responsibility for the investment advisory services provided to International Growth Fund by Martin Currie and Aberdeen Managers. CoreStates Advisers is also responsible for managing the allocation of assets between the Fund's Sub-Advisers. Accordingly, each Sub-Adviser will be responsible for the day-to-day investment management of all or a portion of the assets of the Fund. However, having multiple sub-advisers responsible for investing separate portions of the Fund's assets creates the need for coordination among sub-advisers.

As sub-advisers to International Growth Fund and Global Bond Fund, the Sub-Advisers manage the investment portfolio of their respective Funds, make decisions about and place orders for the majority of the purchases and sales of a Fund's portfolio securities, and maintain certain records relating to these purchases and sales. The Sub-Advisers pay all expenses incurred by them in connection with their sub-advisory activities, other than the cost of securities (including any brokerage commissions) purchased for a Fund and the cost of obtaining market quotations for portfolio securities held by a Fund.

Martin Currie, a New York corporation located in Edinburgh, Scotland, is a wholly-owned subsidiary of Martin Currie, Ltd., which is owned principally by its full-time working executives. Founded in 1881, Martin Currie, Ltd. is one of Scotland's largest independent investment management groups. Martin Currie was established to provide foreign investment advisory services to U.S. taxable and tax-exempt funds seeking diversification into international markets. Martin Currie is located at Saltire Court, 20 Castle Terrace, Edinburgh EH 2ES, Scotland.

Aberdeen Managers, a Delaware corporation located in Fort Lauderdale, Florida, is wholly owned by Aberdeen Asset Management PLC, a publicly held corporation based in the United Kingdom. A subsidiary of CoreStates Corp owns approximately 10.3% of Aberdeen Asset Management. Aberdeen Asset Management, whose assets under management at the end of August, 1997 was $18.1 billion, was formed in 1876 and has been managing investment funds since 1986. It formed Aberdeen Managers in 1995 to provide foreign investment advisory services in the U.S. Aberdeen Managers is located at NationsBank Tower, 22nd Floor, Fort Lauderdale, Florida 33394.

Analytic, formerly called Alpha Global Fixed Income Managers, Inc., is a specialist manager of fixed income securities and cash for institutional investors. Analytic is a wholly-owned subsidiary of United Asset Management Corporation of Boston, Massachusetts, whose total assets under management exceed $190 billion. Analytic is located at 25/28 Old Burlington Street, London W1X 1LB, England.


ADMINISTRATOR AND TRANSFER AGENT

SEI Fund Resources ('SFR' or the 'Administrator'), with principal offices at 530 East Swedesford Road, Wayne, Pennsylvania 19087, acts as the administrator for each Fund. For its administrative services, SFR is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of .25% of the Fund's average daily net assets. As Administrator, SFR generally assists in the Funds' administration and operations.

Boston Financial Data Services ('BFDS'), an affiliate of State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Fund's transfer agent (the 'Transfer Agent') and dividend paying agent.


DISTRIBUTOR

SEI Investments Distribution Co. (the 'Distributor'), with principal offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as each Fund's distributor pursuant to a Distribution Agreement. Class A, Class B and Class C Shares are also subject to separate distribution plans (the 'Distribution Plans') approved by the Board of Directors. The Distribution Plan for Class A and Class C Shares provides that CoreFunds will pay the Distributor an annual fee, calculated on an average daily net basis and paid monthly, of up to .25% of the average daily net assets of Class A or Class C Shares of each Fund. The Class B Distribution Plan provides that CoreFunds will pay the Distributor an annual fee, calculated on an average daily net basis and paid monthly, of up to 1.00% of the average daily net assets of the Class B Shares of each Fund. The Distributor may use up to .75% of this fee as compensation for its distribution-related services and may use up to .25% of this fee to compensate participating broker/dealers and shareholder servicing agents for performing shareholder services. CoreStates Bank, N.A., has entered into a Shareholder Servicing Agreement with the Distributor.

The services provided by participating broker/dealers or shareholder servicing agents may include:

|__ establishing and maintaining customer accounts and records

|__ aggregating and processing purchase and redemption requests from customers

|__ placing net purchase and redemption orders with the Distributor

|__ automatically investing customer account cash balances

|__ providing periodic statements to customers

|__ arranging for bank wires

|__ answering routine customer inquiries concerning their investments

|__ assisting customers in changing distribution options, account designations and addresses

|__ performing sub-accounting functions

|__ processing distribution payments on behalf of customers

|__ forwarding certain shareholder communications from the Funds to customers and

|__ providing other similar services.

With respect to the Money Market Funds, the Distributor may provide promotional incentives, from time to time and at its own expense, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the shares of these Funds.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent for the Funds and custodian for the assets of the Funds, except as noted below. Morgan Stanley Trust Company, One Pierreport Plaza, 8th Floor, Brooklyn, NY 11201, acts as foreign sub-custodian for the assets of the International Growth and Global Bond Funds. CoreStates Bank, N.A. and Morgan Stanley Trust Company (the "Custodians") hold cash, securities and other assets of the Funds as required by the Investment Company Act.


Performance Information


TOTAL RETURN AND YIELD

From time to time, in advertisements or reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.

The Funds may calculate their performance on a total return basis for various periods. The total return basis combines principal changes and income and capital gains distributions paid during the period. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of income and capital gains distributions paid during the period.

Fixed Income Funds
Money Market Funds

In addition to quoting total return, the Fixed Income Funds and Money Market Funds may advertise 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance.

The 'yield' of a Fund refers to the income generated by an investment in the Fund over a 30-day period (7 days for the Money Market Funds). (The period will be stated in the advertisement.) This income is then 'annualized.' That is, the amount of income generated by the investment during that month is assumed to be generated each month (or week, as in the case of a Money Market
Fund) over a 12-month period and is shown as a percentage of the investment.

The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'yield' because of the compounding effect of this assumed reinvestment. (See 'Yields' in the Statement of Additional Information.)

Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Tax-Free Reserve may also advertise their 'taxable equivalent yield,' which is calculated by taking into account the investor's current tax bracket. This is the yield an investor would need to earn from a taxable investment in order to realize an 'after-tax' benefit equal to the tax-free yield provided by a Fund.


IN GENERAL

The Funds will include performance data for Class A, Class B or Class C shares, as appropriate, in any advertisement or information including performance data of the Funds. Total return and performance data concerning Class A Shares will reflect the sales charge and distribution and incremental transfer agent expenses borne exclusively by Class A Shares. Total return and performance data concerning Class B Shares will reflect the contingent deferred sales charge and distribution and incremental transfer agent expenses borne exclusively by Class B Shares. Total return and performance data concerning Class C Shares will reflect the distribution and incremental transfer agent expenses borne exclusively by Class C Shares.

The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. Each Fund's performance will fluctuate and is not necessarily representative of future results. A Fund's performance would be favorably affected by any investment advisory fee waivers on the part of CoreStates Advisers. Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent auditors.


Description of Shares

In addition to the portfolios described in this Prospectus, CoreFunds has set up Class C Shares representing the Elite Treasury Reserve, Elite Cash Reserve, Elite Government Reserve and Elite Tax-Free Reserve portfolios. CoreFunds offers up to three classes of shares of each portfolio. In total, CoreFunds consists of twenty-one different portfolios. CoreFunds may in the future create additional portfolios or classes of shares within a portfolio. Class Y Shares -- Institutional and Shares of the Elite Money Market Funds are offered in separate prospectuses. This Prospectus solely relates to Class A, Class B and Class C Shares -- Individual.

IF YOU WISH TO OBTAIN SIMILAR INFORMATION REGARDING OTHER COREFUND
PORTFOLIOS, YOU MAY REQUEST PROSPECTUSES DESCRIBING THE PORTFOLIOS BY CONTACTING THE DISTRIBUTOR AT 1-800-355-CORE.

Differences exist between classes of shares of some CoreFunds portfolios because of distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class.

Class A Shares are subject to a sales load and distribution and transfer agent expenses for certain related shareholder services. Class B Shares are subject to a contingent deferred sales charge and distribution and transfer agent expenses for certain related shareholder services. Class C Shares are subject to similar expenses, but are not subject to a sales load. Class A, Class B and Class C Shares also have voting rights in connection with the Distribution Plan affecting Class A, Class B and Class C Shares. The different distribution and transfer agent expenses charged to Class A, Class B and Class C Shares result in their having different income distributions and performance results from Class Y Shares.

Aside from these differences, each share in each Fund represents an equal proportionate interest in that Fund with each other share of the same Fund. Each share in each Fund is entitled to distributions out of the income earned on the assets belonging to the Fund, as the Board of Directors declares at its discretion.

CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held. Shareholders will vote in the aggregate and not by portfolio or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. (See the Statement of Additional Information under 'Description of Shares' for examples where the Investment Company Act requires voting by portfolio or class.) Voting rights are not cumulative.

As used in this Prospectus, a 'vote of a majority of the outstanding shares' of a Fund means the affirmative vote of the lesser of:

|__ more than 50% of the outstanding shares of a Fund or

|__ at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.


General Information

In accordance with the Maryland General Corporation Law, CoreFunds is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding shares of CoreFunds, or of a Fund with respect to matters affecting only that Fund.

'Assets belonging to a Fund' are defined as:

|__ the consideration received by CoreFunds upon the issuance or sale of shares in a Fund

|__ all income, earnings, profits and proceeds derived from the investment and

|__ any proceeds from the sale, exchange or liquidation of the investments.

Assets belonging to a Fund are charged with the direct liabilities of that Fund as well as a share of the general liabilities of CoreFunds. The general liabilities of CoreFunds are allocated in proportion to the relative asset values of each of CoreFunds portfolios at the time the expense or liability is incurred. CoreFunds management charges the Funds for liabilities when they are incurred and credits the Funds for assets when they are acquired. These determinations are reviewed and approved annually by the Board of Directors and are conclusive.

                           SHAREHOLDER SERVICES GUIDE


                               OPENING AN ACCOUNT

                              AND PURCHASING SHARES

To open a new account, either by mail or by wire, simply complete and return an Account Opening Form with at least the $500 minimum initial investment required by each Fund. Shares of the Funds are only offered to residents of states in which the shares are eligible for purchase.

You may pay a sales charge when you purchase. Please see the Sales Charge charts beginning on page 51.

From time to time, CoreFunds may waive each Fund's sales charge for those investors purchasing shares through advertisements placed in newspapers and magazines. The advertisements will detail the procedure for purchasing Fund shares without the imposition of the sales charge during the offer.

If you need assistance with the Account Opening Form or have any questions about the Funds, please call 1-800-355-CORE. We will be happy to help you.

All purchases made by check should be in U.S. dollars. Please make the check payable to CoreFunds, Inc. (Fund name), or, in the case of a retirement account, the custodian or trustee for the account. WE WILL NOT ACCEPT THIRD-PARTY CHECKS UNDER ANY CIRCUMSTANCE.


     Initial Purchases of Fund Shares by Check

Mail the Account Opening Form and payment for at least the $500 minimum initial investment to:

COREFUNDS, INC.
C/O SEI INVESTMENTS
P.O. BOX 470
WAYNE, PA 19087-0470


     Adding to an Existing Account

Mail your check with the return stub from your confirmation or monthly statement to:

COREFUNDS, INC.
C/O SEI INVESTMENTS
P.O. BOX 470
WAYNE, PA 19087-0470


     Purchasing Fund Shares by Wire

Before wiring funds, make sure that wire instructions include your account number. We will recognize receipt of an order to purchase shares by Federal Funds wire on the business day of the wire, but only if you notify CoreFunds Investor Services at 1-800-355-CORE by 12:00 noon (Eastern Time) of your intention to wire money.

Please wire money to:

CORESTATES PHIL
PHILADELPHIA, PA
ABA 031000011

for credit to:

COREFUNDS
A/C 0169-0541
[YOUR ACCOUNT NUMBER]


     Automatic Investment Plan (AIP)

You may arrange for automatic periodic investments in a Fund through deductions from your checking account by Automated Clearing House ('ACH'). To do so, complete the appropriate section on the Account Opening Form, or on the Account Change Form if you are already a shareholder. THERE IS A $50 PER MONTH MINIMUM INVESTMENT REQUIREMENT FOR AIPs. You may obtain an Account Opening Form or Account Change Form by calling 1-800-355-CORE.

     Systematic Withdrawal Plan (SWP)

A SWP enables you to receive regular distributions from your account.
To begin the Plan, your account must have a current value of $5,000 or more. You may elect to receive automatic payments of $50 or more by check or ACH on a monthly, quarterly, semi-annual or annual basis.

We normally process automatic withdrawals on the 25th day of the month. If that is not a business day, we process automatic withdrawals on the previous business day and pay promptly after that. To arrange a SWP, complete the appropriate section on the Account Opening Form or the Account Change Form. You may obtain either of these forms by calling 1-800-355-CORE.

Please be aware that if your withdrawals exceed your income, you will deplete the invested principal in your account. Your original investment could be exhausted entirely, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share. To participate in the SWP, you must have your dividends automatically reinvested. You may change or cancel the SWP at any time, by writing to CoreFunds Investor Services or the Transfer Agent.

Because automatic withdrawals of Class B Shares may be subject to a contingent deferred sales charge, it may not be in the best interest of Class B shareholders to participate in the SWP.


     Execution of Orders

We will execute an order on any business day at the net asset value per share determined on that day if we receive it:

|__  before 4:00 p.m. for an Equity or Fixed Income Fund or

|__  before 12:00 noon for a Money Market Fund.

We will determine the net asset value as of 4:00 p.m. (12:00 noon for a Money Market Fund) on that date.

If we receive an order after 4:00 p.m. on any business day for an Equity or Fixed Income Fund, or after 12:00 noon for a Money Market Fund, we will execute it on the next business day of the Fund.

We recognize receipt of an order when the Transfer Agent or its authorized agent receives it. A Fund may establish special procedures to expedite receipt of orders from institutional investors. The Distributor reserves the right to reject any purchase order when it determines that it is not in the best interests of a Fund and its shareholders to accept it.

     Sales Charge Options

You may purchase shares of the Funds at a price equal to their net asset value per share plus a sales charge which, at your election, may be imposed either:

|__ at the time of the purchase (the Class A "initial sales charge alternative"), or

|__ on a contingent deferred basis (the Class B "deferred sales charge alternative").

Each Class represents a Fund's interest in the portfolio of investments. The Classes have the same rights and are identical in all respects except that:

|__ Class A Shares are sold subject to a front-end sales charge and bear the distribution and services fees resulting from such sales arrangement,

|__ Class B Shares bear the expenses of the deferred sales charge arrangement and distribution and service fees resulting from such arrangement,

|__ each Class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific Class (although Class B shareholders may vote on any distribution fees imposed on Class A Shares since Class B Shares eventually convert into Class A Shares),

|__  only Class B Shares carry a conversion feature and

|__  each Class has different exchange privileges.

Sales personnel of broker-dealers selling Fund Shares, and other persons entitled to receive compensation for selling such Shares, may receive differing compensation for selling Class A or Class B Shares.

The alternative purchase arrangement permits you to choose the method of purchasing shares that is more beneficial to you. The amount of your purchase, the length of time you expect to hold the shares, and whether you wish to receive dividends in cash or additional shares will all be factors in determining which sales charge option is best for you. You should consider whether the accumulated fees and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and fees on Class A Shares, as well as the different yields of each Class. Class A Shares will normally be more beneficial to you if you qualify for reduced sales charges (as described on page 51).

The Directors have determined that there is currently no conflict of interest between Class A and Class B Shares. On an ongoing basis, the Directors, in exercising their fiduciary duties under the Investment Company Act and state laws, will seek to ensure that no such conflict arises.

     Sales Charges -- Class A Shares



     Class A Shares of the Equity Funds and Balanced Fund

The sales charges for these Funds are as follows:

                                                        Sales Charge
                                      Sales Charge         as a
                                         as a          Percentage of
                                     Percentage of       Net Amount      Broker-Dealer
     Amount of Transaction           Offering Price       Invested        Reallowance
     ---------------------           --------------    -------------     -------------
Less than $50,000                        5.50%             5.82%             5.00%
$50,000 but less than $100,000           4.75%             4.99%             4.25%
$100,000 but less than $250,000          3.75%             3.90%             3.25%
$250,000 but less than $500,000          2.75%             2.83%             2.25%
$500,000 but less than $1,000,000        1.75%             1.78%             1.25%
$1,000,000 and over                          0%               0%                0%

     Class A Shares of the Bond, Pennsylvania Municipal Bond, New Jersey Municipal Bond and Global Bond Funds

The sales charges for these Funds are as follows:

                                                        Sales Charge
                                      Sales Charge         as a
                                         as a          Percentage of
                                     Percentage of       Net Amount      Broker-Dealer
     Amount of Transaction           Offering Price       Invested        Reallowance
     ---------------------           --------------    -------------     -------------
Less than $50,000                        4.75%             4.99%             4.25%
$50,000 but less than $100,000           4.25%             4.44%             3.75%
$100,000 but less than $250,000          3.25%             3.36%             2.75%
$250,000 but less than $500,000          2.25%             2.30%             1.75%
$500,000 but less than $1,000,000        1.75%             1.78%             1.25%
$1,000,000 and over                         0%                0%                0%

     Class A Shares of the Short Term Income, Short-Intermediate Bond, Government Income and Intermediate Municipal Bond Funds

The sales charges for these Funds are as follows:

                                                        Sales Charge
                                      Sales Charge         as a
                                         as a          Percentage of
                                     Percentage of       Net Amount      Broker-Dealer
     Amount of Transaction           Offering Price       Invested        Reallowance
     ---------------------           --------------    -------------     -------------
Less than $50,000                        3.25%             3.36%             2.75%
$50,000 but less than $100,000           3.00%             3.09%             2.50%
$100,000 but less than $250,000          2.75%             2.83%             2.25%
$250,000 but less than $500,000          2.00%             2.04%             1.50%
$500,000 but less than $1,000,000        1.25%             1.27%             0.75%
$1,000,000 and over                         0%                0%                0%


The Reallowances shown above apply to sales through financial institutions. The Distributor may use its own funds to compensate financial institutions in additional amounts. The Distributor may also provide promotional incentives at its own expense, in the form of cash or other compensation. The Distributor may pay these incentives to financial institutions whose representatives have sold or are expected to sell significant amounts of the shares of a Fund. Brokers, dealers, or financial institutions that receive a reallowance of 100% of the sales charge may be considered underwriters for purposes of the federal securities laws. With respect to purchases of Class A shares of $1,000,000 or more, payment equal to as much as 1.00% of the purchase price may be paid to financial intermediaries through which sales are made.

The Funds exempt the following classes of shareholders from paying any sales charge on Class A Shares:

|__ employees and retirees (including members of their families and significant others) of CoreStates Corp, Martin Currie, Analytic, Aberdeen Managers and their affiliates and those persons engaged in the sale and distribution of CoreFunds

|__  employees and retirees of the Administrator and Distributor

|__  directors and officers of CoreFunds

|__  EdVantage customers

|__ Individual Retirement Account rollovers from qualified employee benefit plans, Keogh plans and Simplified Employee Benefit Plans where CoreStates Corp or its affiliate serves as trustee or investment manager

|__ any retirement plan qualified under Section 401(a) of the Code or any other non-qualified benefit plan

|__ any participant-directed retirement plan qualified under Section 401(a) of the Code or any participant-directed non-qualified defined compensation plan described in Section 457 of the Code and

|__ persons purchasing shares directly through a payroll deduction program administered by CoreStates Corp or its affiliates.

In addition, the Funds will waive the initial sales charge for:

|__ investors who are transferring shares from another investment company which has a contractual broker/dealer agreement with CoreFunds for which they have already paid a sales charge since October 26, 1992

|__ customers converting from CoreStates Personal Financial Services Asset Allocation Program (CorePath) to Class A and Class C Shares of a Fund

|__ shareholders who have purchased shares of a mutual fund through an asset allocation program offered by a company which has been acquired by CoreStates Financial Corp, and who wish to transfer those shares to Class A and Class C Shares of a Fund

|__ Shareholders who have purchased shares through a bank where the bank has entered into a shareholder servicing agreement with the Distributor and

|__ participants in retirement plans administered by CoreStates Bank, N.A., where there are more than 125 employees in the plan.

Subsequent investments in the Funds by these investors will be subject to the applicable sales charge. The Distributor may, in its own discretion, waive sales charges on future purchases of Fund shares for certain classes of investors.

The sales charge will not apply to purchases made through reinvested dividends and distributions. The sales charge also will not apply to exchanges between portfolios of CoreFunds, to the extent that a shareholder has credit for previously paid sales charges on purchases of any of the portfolios of CoreFunds.

     Right of Accumulation

If you purchase additional Class A and Class C Shares, you may obtain a "Right of Accumulation". This right allows you to combine the current purchase of Class A and Class C Shares with the total market value or net investment (whichever is higher) of all shares you hold of any portfolio of CoreFunds which assesses a sales charge in order to reduce your sales charge.

To obtain the reduced sales charge through a Right of Accumulation, you must provide the Distributor, either directly or through your investment representative, with sufficient information to verify that you have this right. CoreFunds may amend or terminate this Right of Accumulation at any time. Please contact your investment representative or call CoreFunds Investor Services at 1-800-355-CORE if you wish to exercise your Right of Accumulation.

     Letter of Intent

You may also obtain the reduced sales charge shown above by executing a "Letter of Intent" which states that your intention is to invest at least $50,000 within a 13-month period in Class A and Class C Shares. You will make each purchase under a Letter of Intent at the offering price applicable at the time of the purchase, up to the full amount indicated on the Letter of Intent. The Letter of Intent may apply to purchases made up to ninety days before the date of the Letter.

Any redemptions you make during the 13-month period will be subtracted from the amount of your purchases in determining whether you have met the terms of the Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A and Class C Shares representing 5% of the specified amount in escrow for payment of a higher sales charge if you do not purchase the full amount specified. The escrowed shares will be released when you have purchased the full amount specified. If you do not purchase the full amount specified within the 13-month period, you will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. See "Terms and Conditions" included in the Letter of Intent. If you wish to enter into a Letter of Intent in conjunction with an investment in Class A and Class C shares, you should complete the appropriate section of the Account Opening Form, contact your investment representative or call CoreFunds Investor Services at 1-800-355-CORE.

     Contingent Deferred Sales Charge -- Class B Shares

If you redeem your Class B Shares within five years of purchase, you will pay a contingent deferred sales charge at the rates described below. You will not be required to pay the contingent deferred sales charge on exchanges of your Class B Shares for Class B Shares of any other Fund. You will be required to pay a contingent deferred sales charge on the redemption of Class B Shares of Cash Reserve only if you obtained Shares of the Fund by exchange from an Equity or Balanced Fund. The charge is based on the lower of two costs: current market value or purchase price. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price or on shares purchased by reinvestment of dividends or capital gain distributions.

                                Contingent Deferred Sales
                                 Charge as a Percentage
         Year Since                 of Dollar Amount
         Purchase                   Subject to Charge
         ----------             -------------------------
         First                            5.00%
         Second                           4.00%
         Third                            3.00%
         Fourth                           2.00%
         Fifth                            1.00%
         Sixth                            None
         Seventh                Convert to Class A Shares

In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is:

|__  first of any Class A Shares in the shareholder's account,

|__ second of Class B Shares held for over five years or Class B Shares acquired from the reinvestment of dividends or other distributions, and

|__  third of Class B Shares held longest during the five-year period.

This method should result in the lowest possible sales charge.

The contingent deferred sales charge is waived on redemption of shares (i) following the death or disability (as defined in the Internal Revenue Code) of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70-1/2. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if the shareholder is eligible for this waiver.

With respect to purchases of Class B Shares, payment equal to as much as 4.00% of the purchase price may be paid to financial intermediaries through which sales are made.

     Automatic Conversion

Six years after the beginning of the month in which the shares were issued, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher fees charged to Class B Shares. This conversion will be made on the basis of the relative net asset values of the two Classes.


     Reinstatement Privilege

Within 90 days of a redemption, a shareholder may reinvest into the same
Class of Shares of each Fund at the current net asset value. Shareholders who have already paid a contingent deferred sales charge on Shares redeemed and then reinvested will receive credit for the contingent deferred sales charge paid. The contingent deferred sales charge schedule on reinvested shares will be calculated as of the initial purchase date. Each shareholder or its investment representative is responsible for sending a letter with payment stating that the shareholder would like to make use of this reinstatement privilege.


                                EXCHANGING SHARES

     Purchasing by Exchange

You may open an account or purchase additional shares by making an exchange from an existing CoreFunds account. Call CoreFunds Investor Services at 1-800-355-CORE to purchase by exchange.

As a shareholder of record, you may exchange Class A, B or C Shares of a Fund for shares in the same Class of any of CoreFunds' other individual portfolios. Direct your exchange requests to CoreFunds Investor Services at 1-800-355-CORE. You may place exchange orders by telephone. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

     Redeeming Shares by Exchange

You may sell shares of the Fund by making an exchange into shares of the same class of another CoreFunds portfolio.

     Systematic Exchange Program

Shares of the Fund also may be exchanged through automatic monthly deductions from an investor's account for the same class of shares of another Fund. Under the Systematic Exchange Program, an investor initially purchases Class C or B Shares of a Money Market Fund in an amount equal to the total amount of the investment the investor wishes to make in the same class of shares of another Fund. On a monthly basis, a specified dollar amount of the Money Market Fund shares is exchanged for shares of the same class of a specified Fund. Exchanges between Class B Shares are not subject to the CDSC. Exchanges among Class A Shares will be subject to any applicable sales charges, but will also be eligible for any applicable sales charge waivers. The Systematic Exchange Program of investing a fixed dollar amount at regular intervals over time in a Fund may have the effect of reducing the average cost per share of the shares of the Fund acquired. This effect may also be achieved through the Automatic Investment Plan. A Shareholder may apply for participation in the Systematic Exchange Program through the Distributor or his or her investment professional. Shares purchased through the Systematic Exchange Program are subject to the conditions listed under "Exchanging Shares," but those shares are not subject to minimum investment limitations. Exchanges are considered taxable events for Shareholders. If a Shareholder redeems, rather than exchanges, Class B Shares of a non-Money Market Fund, the affected shares will be subject to the applicable CDSC.

     Important Exchange Information

Before you make an exchange, you should consider the following:

|__ You may not exchange into a series of a portfolio for which you would not have been eligible initially.

|__ If you exchange into any portfolio which imposes a sales charge, you may be subject to that sales charge, if it is applicable and you have not previously paid a sales charge.

|__ You should consider the investment objective, policies and restrictions of the Fund into which you are making an exchange, as set forth in the applicable prospectus. You may obtain a copy of the prospectus for any of the CoreFunds portfolios by calling 1-800-355-CORE.

|__ Any exchange must satisfy the requirements for the minimum initial investment amount of the Fund involved, except for exchanges made in connection with the Systematic Exchange Program.

|__ The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time, upon sixty days' written notice to Shareholders.

|__ The Funds may limit the amount or frequency of exchanges, and may establish other restrictions to ensure that the exchanges do not disadvantage any Fund or its shareholders.

|__ For purposes of calculating the Class B Shares' contingent deferred sales charge payable upon redemption, the holding period of Class B Shares of the "old" Fund and the holding period for Class B Shares of the "new" Fund are aggregated.


                         SELLING (REDEEMING) YOUR SHARES


You may withdraw any portion of the funds in your account by redeeming shares at any time. You may make your request in writing or by telephone. Your redemption proceeds (the value of your shares reduced by any applicable contingent deferred sales charge) can be sent to you by mail, wire, or ACH.

Payment for the redemption of shares purchased by check may not be made until a Fund can verify that the payment for the purchase has been, or will be, collected. This may take up to ten calendar days after the date of purchase. The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in 'readily marketable' portfolio securities at their market value equal to the redemption price. In such cases, you may incur brokerage costs in converting these securities to cash.

     Redeeming Your Shares By Mail

The Transfer Agent or its authorized agent must receive a written request for redemption in order to constitute a valid tender for redemption by mail. Mail requests to:

COREFUNDS, INC.
C/O SEI INVESTMENTS
P.O. BOX 470
WAYNE, PA 19087-0470

The Transfer Agent may require that the signature on the written request be guaranteed by a commercial bank or by a member firm of a domestic stock exchange. Signature guarantees will be required if:

|__  your redemption request exceeds $25,000

|__ you direct the redemption proceeds to be sent to a name and/or address that differs from the registered name or address of record or

|__  you request a transfer of registration.

Otherwise, the Transfer Agent may accept written redemption requests by mail without a signature guarantee.

     Redeeming Your Shares By Telephone

To redeem your shares by telephone, you must provide the information requested on the Account Opening Form. You may request telephone redemption by calling CoreFunds Investor Services at 1-800-355-CORE. We will normally transmit payment for telephone redemptions on the next business day following receipt of a valid request for redemption. You may have the proceeds sent to you either by mail or wire.

In the interest of security, you may not close your account by telephone.

     Receiving Your Payment By Wire

As a shareholder of record, you may have your telephone redemption proceeds paid by a direct wire to a domestic commercial bank account previously designated by you on the Account Opening Form. The Transfer Agent may deduct its wire fee from the proceeds for wire redemptions. As of the date of this Prospectus, this fee is $10.00 for each wire redemption. There is no minimum for telephone redemptions paid by wire.

     Receiving Your Payment By Mail

You may have your redemption proceeds paid by a check mailed to the name and address in which your account is registered with a Fund. There is no minimum for telephone redemptions paid by check.

     Checkwriting Privileges For Money Market Funds -- Class C Shares

CoreFunds will provide checks to Class C shareholders of the Money Market Funds without charge. Direct your request to CoreFunds Investor Services at 1-800-355-CORE. These checks will clear through CoreStates Bank of Delaware, N.A., a subsidiary of CoreStates Bank, N.A. (the 'Clearing Bank'). You will be required to sign signature cards and will be subject to any applicable rules and regulations of the Clearing Bank relating to check redemption privileges. You may make checks drawn on the Money Market Funds payable to the order of any payee in an amount of $250 or more.

Banks, corporations, trusts and other organizations should contact the Funds before submitting signature cards, since we may require corporate resolutions or other supporting documents before the checkwriting privilege may be used. When a check is presented to the Clearing Bank for payment, and a Fund accepts the check, the Clearing Bank has the Fund redeem a sufficient number of full and fractional shares in your account to cover the amount of the check, at the net asset value next determined after presentation. The Clearing Bank will return checks if there are insufficient shares to meet the withdrawal amount.

If you wish to use this method of redemption, you should check the appropriate box in the Account Opening Form, fill out the signature card available from CoreFunds Investor Services, and mail the complete Form and signature card to:

COREFUNDS, INC.
C/O SEI INVESTMENTS
P.O. BOX 470
WAYNE, PA 19087-0470

There is no charge for the clearance of any checks, although the Clearing Bank will impose its customary overdraft fee in connection with returning any checks where there are insufficient shares to meet the withdrawal amount. As of the date of this Prospectus, the overdraft fee is $30.00.

The Clearing Bank will not ordinarily return canceled checks to you, although you may obtain copies of canceled checks drawn on the Funds by requesting them in writing from CoreFunds Investor Services.

     Important Redemption Information

We execute redemption orders for the Fixed Income and Equity Funds at the net asset value per share (less any applicable contingent deferred sales charge on Class B Shares) at 4:00 p.m. that day if we receive the order by 4:00 p.m. that day.

We execute redemption orders for the Money Market Funds at the net asset value per share at 12:00 noon that day if we receive the order by 12:00 noon that day. If you redeem Class B Shares of Cash Reserve obtained by exchange from an Equity or Balanced Fund, we will deduct the applicable contingent deferred sales charge from your redemption proceeds.

We recognize receipt of an order when the Transfer Agent or its authorized agent receives it.

The Transfer Agent will pay shareholders for redeemed shares within seven business days after receiving the request for redemption, except that, on shares that were purchased by check, redemption proceeds may be withheld for up to fifteen days until the check has cleared.

     Minimum Account Balance Requirement

Because of the relatively high cost of handling small investments, the Funds reserve the right to redeem your shares at net asset value, less any applicable contingent deferred sales charge, if your account value decreases to less than $500. You will not be subject to involuntary redemption if the value of your account falls below $500 solely because of market action. Before a Fund redeems your shares and sends you the proceeds, the Fund will give you notice that the value of the shares in your account is less than the minimum amount and you will have sixty days to make an additional investment to increase the value of your account to at least $500.

For more information on opening a new account, making changes to existing accounts, purchasing, exchanging or redeeming shares, or other investor services, please call:

1-800-355-CORE (2673)
MONDAY THROUGH FRIDAY
BETWEEN 8:30 A.M. AND 8:00 P.M.

Or write to us at:

COREFUNDS, INC.
C/O SEI INVESTMENTS
P.O. BOX 470
WAYNE, PA  19087-0470


EQUITY FUNDS
  Equity Index (659)
  Core Equity (742)
  Growth Equity (747)
  Special Equity (665)
  International Growth (744)

BALANCED FUND
  Balanced (751)

FIXED INCOME FUNDS
  Short Term Income (663)
  Short-Intermediate Bond (740)
  Government Income (749)
  Bond (661)
  Global Bond (755)

TAX-EXEMPT INCOME FUNDS
  Intermediate Municipal Bond (753)
  Pennsylvania Municipal Bond (757)
  New Jersey Municipal Bond (759)

MONEY MARKET FUNDS
  Treasury Reserve (733)
  Cash Reserve (731)
  Tax-Free Reserve (737)

The CoreFund Family of Mutual Funds

COREFUNDS, INC.

DIRECTORS
Emil J. Mikity, Chairman
George H. Strong
Erin Anderson
Thomas J. Taylor
Cheryl H. Wade

OFFICERS
David G. Lee, President
James W. Jennings, Secretary

INVESTMENT ADVISER
CoreStates Investment Advisers, Inc.
Philadelphia, PA 19101

ADMINISTRATOR
SEI Fund Resources
Wayne, PA 19087

DISTRIBUTOR
SEI Investments Distribution Co.
Oaks, PA 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Philadelphia, PA 19103

INVESTMENT ADVISER

[LOGO]



For current performance, purchase, redemption, and other information, call 1-800-355-CORE (2673).

The CoreFund Family of Mutual Funds


EQUITY
Equity Index
Core Equity
Growth Equity
Special Equity
International Growth


BALANCED
Balanced


INCOME
Short Term Income
Short-Intermediate Bond
Government Income
Bond
Global Bond


TAX-EXEMPT INCOME
Intermediate Municipal Bond
Pennsylvania Municipal Bond
New Jersey Municipal Bond


MONEY MARKET
Treasury Reserve
Cash Reserve
Tax-Free Reserve


SEI Investments Distribution Co., Distributor
Oaks, PA 19456
1-800-355-CORE

COR-F-046-07
11/97

                                COREFUNDS SWEEP
                        PROSPECTUS FOR INDIVIDUAL SHARES

                                NOVEMBER 1, 1997

                              CoreFunds Investing our experience in your future

                              MONEY MARKET FUNDS





[COREFUND LOGO]

INTRODUCING COREFUNDS


This Prospectus introduces you to three of the mutual funds offered by CoreFunds, Inc. ("CoreFunds"), an open-end management investment company. CoreFunds consists of in twenty-one diversified and non-diversified portfolios. This Prospectus offers:

|__ Class C (Individual) Shares of the Money Market Funds.

This Prospectus is provided only to CoreFunds sweep customers of CoreStates Bank, N.A. Please call 1-800-222-0246 if you have any questions regarding the CoreFunds sweep feature on your account, or consult your CoreFunds Sweep Agreement.

CoreStates Investment Advisers, Inc. ("CoreStates Advisers") serves as the investment adviser to each Fund. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity and international investments.

You may choose to invest in any of the CoreFunds offered in this Prospectus. Read your prospectus before you invest and keep it for future reference.

Additional information about the Funds, contained in a Statement of Additional Information dated November 1, 1997, has been filed with the Securities and Exchange Commission ("SEC"). It is incorporated in this Prospectus by reference. To obtain a copy without charge, or to obtain information about any other fund in the CoreFund family of mutual funds, call 1-800-355-CORE or write to:

COREFUNDS, INC.
C/O SEI INVESTMENTS
P.O. BOX 470
WAYNE, PA 19087-0470


AN IMPORTANT WORD ABOUT MUTUAL FUNDS:
SHARES IN THE FUNDS ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH FUND'S INVESTMENT ADVISER, OR ANY OF ITS AFFILIATES.

SHARES IN THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTMENTS IN FUND SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AN INVESTMENT IN THE CASH RESERVE, TREASURY RESERVE AND/OR TAX-FREE RESERVE
IS NOT INSURED AND IS NOT GUARANTEED BY THE U.S. GOVERNMENT, AND WE CAN NOT ASSURE YOU THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES. ALSO, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                      WHAT YOU WILL FIND IN THIS PROSPECTUS


INFORMATION ON THE FUNDS

   MONEY MARKET FUNDS
      Treasury Reserve........................................2
      Cash Reserve............................................4
      Tax-Free Reserve........................................6

GENERAL INFORMATION

      General Investment Policies and Practices...............8
      Distributions..........................................10
      Taxes..................................................10
      Valuation of Shares....................................11
      Management.............................................12
      Performance Information................................13
      Description of Shares..................................13
      General Information....................................14

SHAREHOLDER SERVICES GUIDE

      Opening an Account and Purchasing Shares...............15
      Selling (Redeeming) Your Shares........................15

                                TREASURY RESERVE

SUMMARY

Treasury Reserve seeks to provide investors with income, liquidity and stability of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements.


INVESTMENT OBJECTIVE

Treasury Reserve seeks current interest income, liquidity and safety of principal.


PORTFOLIO INVESTMENTS


The Fund invests in a portfolio of direct obligations of the U.S. Treasury, specifically:


|__  Treasury Bills

|__  Treasury Bonds and

|__  Treasury Notes.

The Fund may also invest in:

|__ separately traded interest and principal component parts of U.S. Treasury obligations that are transferable through the Federal book-entry system, known as Separately Traded Registered Investment and Principal Securities ("STRIPS") and

|__  repurchase agreements relating to U.S. Treasury obligations.

The Fund is governed by SEC Rules which impose certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable net asset value per share. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Treasury Reserve strives to provide a return greater than money market indices such as the IBC Donoghue 100% Treasury and Repurchase Index. (Please see page 8 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Treasury Reserve may be subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.


INVESTMENT SUITABILITY

Treasury Reserve may be appropriate for investors who:

|__ are unwilling to accept the credit risk associated with non-Treasury money market funds

|__ are unable to tolerate fluctuations in the principal value of their investments and

|__ want an investment that provides current interest income at competitive rates of return.

Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.


FUND MANAGEMENT

Ronald R. Brasten is a Vice President of CoreStates Advisers and manages Treasury Reserve. He also manages CoreFund Elite Treasury Reserve and has investment responsibility for individually managed corporate and personal accounts. He joined CoreStates Advisers in August 1989. (Please see page 12 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class C Shares of the Fund.


CLASS C (INDIVIDUAL)
Shareholder Transaction Expenses                              None
Annual Fund Operating Expenses
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                 .30%
12b-1 Fees(2)                                                 .25%
Other Expenses After Fee Waivers(3)                           .21%
Total Operating Expenses After Fee Waivers(4)                 .76%

(1) Absent voluntary waivers, investment advisory fees would be .40% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .30% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been .95%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE                                     1 Year   3 Years   5 Years  10 Years
                                            ------   -------   -------  --------
You would pay the following expenses on a     $8       24        42        94
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class C Shares of Treasury Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                                1997        1996      1995      1994     1993(1)
CLASS C (INDIVIDUAL)*                                        ----------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                  June 30
---------------------------------------------------          ----------------------------------------------------
Net Asset Value, Beginning of Period                           $  1.00       1.00      1.00     1.00     1.00
Net Investment Income                                          $  0.05       0.05      0.05     0.03     0.01
Distributions from Net Investment Income                       $ (0.05)     (0.05)    (0.05)   (0.03)   (0.01)
Net Asset Value, End of Period                                 $  1.00       1.00      1.00     1.00     1.00
Total Return                                                      4.71%      4.94      4.72     2.65     1.21+
Net Assets, End of Period (000 omitted)                        $12,146     19,386    21,612    7,573    7,672
Ratio of Expenses to Average Net Assets                           0.76%      0.75      0.73     0.73     0.75
Ratio of Net Income to Average Net Assets                         4.61%      4.81      4.81     2.62     2.46
Ratio of Expenses to Average Net Assets (Excluding Waivers)       0.96%      1.03      1.10     1.11     1.14
Ratio of Net Income to Average Net Assets (Excluding Waivers)     4.41%      4.53      4.44     2.24     2.07

* On April 22, 1996, the Series B Shares of the Fund were redesignated Class C Shares.

+   This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

                                  CASH RESERVE


SUMMARY

Cash Reserve seeks to provide investors with a high level of income, liquidity and relative stability of principal by investing in a diversified portfolio of the highest quality money market instruments.


INVESTMENT OBJECTIVE

Cash Reserve seeks as high a level of current income as is consistent with liquidity and relative stability of principal.


PORTFOLIO INVESTMENTS

The Fund invests in a diversified portfolio of money market instruments of the highest quality, including:

|__  U.S. dollar-denominated government obligations

|__  bank obligations and

|__  commercial paper.

The Fund is governed by SEC Rules which impose certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable net asset value per share. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Cash Reserve strives to provide a return greater than money market indices such as the IBC Donoghue All-Taxable Money Fund Average. (Please see page 8 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Cash Reserve may be subject on a limited basis to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.


INVESTMENT SUITABILITY

Cash Reserve may be appropriate for investors who:

|__ are unable to tolerate fluctuations in the principal value of their investments and

|__ want an investment that provides current interest income at competitive rates of return.

Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.


FUND MANAGEMENT

John Ackler is Senior Investment Officer of CoreStates Advisers and manages Short Term Income Fund and Cash Reserve. He is also responsible for the management of the CoreStates Liquidity Fund, as well as numerous individually managed fixed income funds. Mr. Ackler joined CoreStates as an internal auditor in 1992 and transferred to CoreStates Advisers in August 1993. (Please see page 12 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class C Shares of the Fund.

CLASS C (INDIVIDUAL)
Shareholder Transaction Expenses                            None
Annual Fund Operating Expenses
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .30%
12b-1 Fees(2)                                               .25%
Other Expenses After Fee Waivers(3)                         .20%
Total Operating Expenses After Fee Waivers(4)               .75%

(1) Absent voluntary waivers, investment advisory fees would be .40% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .29% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been .94% This fee waiver is voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.



EXAMPLE                                 1 Year    3 Years    5 Years    10 Years
                                        ------    -------    -------    --------
You would pay the following expenses      $8        $24        $42        $93
on a $1,000 investment, assuming (1)
a 5% annual return and (2) redemption
at the end of each time period.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class C Shares of Cash Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.



                                                                1997       1996       1995      1994     1993(1)
CLASS C (INDIVIDUAL)*                                        -----------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                   June 30
---------------------------------------------------          -----------------------------------------------------
Net Asset Value, Beginning of Period                         $    1.00      1.00       1.00     1.00      1.00
Net Investment Income                                        $    0.05      0.05       0.05     0.03      0.01
Distributions from Net Investment Income                     $   (0.05)    (0.05)     (0.05)   (0.03)    (0.01)
Net Asset Value, End of Period                               $    1.00      1.00       1.00     1.00      1.00
Total Return                                                      4.83%     5.00       4.89     2.74      1.23+
Net Assets, End of Period (000 omitted)                      $  27,693    19,736     17,583   11,451    15,330
Ratio of Expenses to Average Net Assets                           0.75%     0.75       0.73     0.72      0.76
Ratio of Net Income to Average Net Assets                         4.74%     4.86       4.86     2.70      2.52
Ratio of Expenses to Average Net Assets (Excluding Waivers)       0.95%     1.03       1.10     1.10      1.15
Ratio of Net Income to Average Net Assets (Excluding Waivers)     4.54%     4.58       4.49     2.32      2.13

* On April 22, 1996, the Series B Shares of the Fund were redesignated Class C Shares.

+   This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

                                TAX-FREE RESERVE


SUMMARY

Tax-Free Reserve seeks to provide investors with a high level of tax-free income, liquidity and stability of principal by investing in short-term obligations issued by, or on behalf of, state and local governments.


INVESTMENT OBJECTIVE

Tax-Free Reserve seeks as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal.

PORTFOLIO INVESTMENTS

The Fund invests at least 80% of its assets in tax-free securities under normal market conditions. The interest on each security must be exempt from regular federal income tax, in the opinion of counsel to the issuer and not produce interest income that is treated as a preference item for AMT purposes. The Fund invests in a diversified portfolio of short-term, tax-free obligations issued by, or on behalf of:

|__  states

|__  municipalities

|__  territories and possessions of the U.S.

|__  the District of Columbia and

|__  their political subdivisions, agencies, instrumentalities and authorities.

Up to 20% of all assets in the Fund can be invested in taxable debt securities for defensive purposes or when appropriate tax-exempt securities are not available. CoreStates Advisers works to take advantage of key seasonal supply and demand factors that govern short-term rates.

The Fund often purchases securities supported by credit enhancements from financial institutions. Changes in the credit quality of these institutions could adversely affect the Fund's share price.

The Fund is governed by SEC Rules which impose certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable net asset value per share. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Tax-Free Reserve strives to provide a return greater than money market indices such as the IBC Donoghue Tax-Free Fund Average. (Please see page 8 for more information about General Investment Policies and Practices.)


RISK CONSIDERATIONS

Tax-Free Reserve may be subject on a limited basis to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.


INVESTMENT SUITABILITY

Tax-Free Reserve may be appropriate for conservative investors in higher-level federal income tax brackets who may benefit from an investment that offers current interest income that is at least 80% free of federal taxes. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.

FUND MANAGEMENT

Folu Abiona is Senior Investment Officer for CoreStates Advisers and manages Tax-Free Reserve. Ms. Abiona also manages CoreFund Elite Tax-Free Reserve. She joined CoreStates Advisers in 1985 and became fixed income portfolio manager in 1990. (Please see page 12 for more information about the Fund's Investment Adviser.)

                                INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class C Shares of the Fund.

CLASS C (INDIVIDUAL)
Shareholder Transaction Expenses                            None
Annual Fund Operating Expenses
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .30%
12b-1 Fees(2)                                               .25%
Other Expenses After Fee Waivers(3)                         .20%
Total Operating Expenses After Fee Waivers(4)               .75%

(1) Absent voluntary waivers, investment advisory fees would be .40% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Absent voluntary waivers by the Administrator, Other Expenses would be .29% of average net assets.

(4) Absent the fee waivers described above, Total Operating Expenses would have been .94%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.


THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE                                      1 Year  3 Years  5 Years  10 Years
                                             ------  -------  -------  --------
You would pay the following expenses on a      $8       24      42        93
$1,000 investment, assuming (1) a 5% annual return, and (2) redemption at the end of each time period.


                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class C Shares of Tax-Free Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                                1997       1996      1995      1994     1993(1)
CLASS C (INDIVIDUAL)*                                         -------------------------------------------------
For a Share Outstanding Throughout the Period Ended                                 June 30
---------------------------------------------------           -------------------------------------------------
Net Asset Value, Beginning of Period                           $  1.00      1.00      1.00     1.00     1.00
Net Investment Income                                          $  0.03      0.03      0.03     0.02     0.01
Distributions from Net Investment Income                       $ (0.03)    (0.03)    (0.03)   (0.02)   (0.01)
Net Asset Value, End of Period                                 $  1.00      1.00      1.00     1.00     1.00
Total Return                                                      2.83%     2.95      2.86     1.78     0.85+
Net Assets, End of Period (000 omitted)                        $ 3,202     2,850     1,524    2,708    1,795
Ratio of Expenses to Average Net Assets                           0.75%     0.73      0.73     0.74     0.76
Ratio of Net Income to Average Net Assets                         2.82%     2.94      2.80     1.75     1.71
Ratio of Expenses to Average Net Assets (Excluding Waivers)       0.95%     1.02      1.10     1.12     1.14
Ratio of Net Income to Average Net Assets (Excluding Waivers)     2.62%     2.65      2.43     1.37     1.33


* On April 22, 1996, the Series B Shares of the Fund were redesignated Class C Shares.

+   This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

                               GENERAL INFORMATION


     General Investment Policies and Practices

In addition to making investments as described above, the Funds may engage in a number of additional investment practices. These practices are defined below. The table on page 10 describes which Funds engage in which practices.

ASSET-BACKED SECURITIES

Securities secured by company receivables, truck and auto loans, leases and credit card receivables. These issues are normally traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the investor. The Funds will invest only in asset-backed securities which are readily marketable and rated at the time of purchase in the two highest rating categories assigned by a rating organization.


BANK OBLIGATIONS

Investments in domestic branches of U.S. banks, specifically:

|__ Certificates of Deposit - negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods.

|__ Bankers' Acceptances - negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity.


ILLIQUID SECURITIES

Securities that cannot be sold or disposed of in seven days or less at approximately their carrying value.


LENDING OF SECURITIES

The lending of portfolio securities to qualified banks and securities brokers and dealers for purposes of realizing additional income. The Fund receives collateral consisting of cash, letters of credit issued by certain banks, or securities issued or guaranteed by the U.S. Government or its agencies and equal to at least 100% of the current market value of the loaned securities. Such loans would involve risk of delay in receiving collateral, risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

Before implementing such a lending program, the Fund must first receive an exemptive order from the Securities and Exchange Commission permitting it to use its Custodian, CoreStates Bank, N.A., as its lending agent.


MORTGAGE-BACKED SECURITIES

Securities backed by pools of mortgages which pass principal and/or interest payments to the investor. Some are issued or guaranteed by U.S. Government agencies, such as:

|__ GNMA, or Government National Mortgage Association, which issues modified pass-through securities evidencing an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Both interest and principal payments (including prepayments) are passed through monthly to the investor. The full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA.

|__ Fannie Mae, a federally chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to principal and interest by Fannie Mae.

|__ FHLMC, or Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal.

Securities issued or guaranteed by Fannie Mae and FHLMC are not backed by the full faith and credit of the United States.

Mortgaged-backed securities also include:

|__  CMOs, collateralized mortgage obligations and

|__  REMICs, real estate mortgage investment conduits, a type of CMO.

CMOs and REMICs are mortgage pass-through securities issued in multiple classes. Each class of a CMO is issued with a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.


MUNICIPAL SECURITIES

Securities issued by municipalities include:

|__ General Obligation Securities, secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

|__ Revenue Securities, payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source, such as the user of the facility being financed. Industrial development and pollution control bonds held by the Funds are revenue securities whose credit quality is usually directly related to the credit standing of the corporate user of the facility involved.

|__ Moral Obligation Bonds, normally issued by special-purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

|__ Variable Rate Demand Obligations, tax-exempt obligations upon which interest is payable at a floating or variable rate. The Fund normally may demand payment of the principal of and accrued interest on the obligation upon not more than seven days' notice and may resell the obligation at any time to a third party.

|__ Municipal Lease Obligations, issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.


OTHER INVESTMENT COMPANIES

Shares of investment companies may be purchased by the Funds to the extent consistent with applicable law.


PUT TRANSACTIONS

The option to sell a security at a fixed price before maturity. The premium paid reduces the underlying yield.


REPURCHASE AGREEMENTS

The purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The seller must be deemed creditworthy and maintain collateral of at least 100% of the repurchase price.


REVERSE REPURCHASE AGREEMENTS

The sale of securities subject to a Fund's agreement to repurchase them at a mutually agreed upon date and price. The Funds must maintain collateral of at least 100% of the repurchase price.


SHORT-TERM OBLIGATIONS

Commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.


U.S. GOVERNMENT OBLIGATIONS

Securities of the U.S. Government, including:

|__ U.S. Treasury Securities - bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States.

|__ U.S. Government Agency Securities - issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies. These include obligations supported by the right of the issuer to borrow from the Treasury; obligations supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations; and obligations supported only by the credit of the agency or instrumentality. However, no assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

|__ STRIPS - zero coupon U.S. Treasury securities, sold at a substantial discount and redeemed at face value at maturity without interim cash payments of interest or principal. This discount is amortized over the life of the security, and the amortization constitutes the income earned on the security for both accounting and tax purposes.


VARIABLE AMOUNT MASTER DEMAND NOTES

Unsecured demand notes issued by corporations, insurance companies and other borrowers that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time.


WHEN-ISSUED SECURITIES

Securities which settle on a future date. However, the interest rate is fixed on the purchase date and no interest accrues before settlement. The Funds must maintain liquid assets in an amount at least equal to the value of its commitments to purchase such securities.


TEMPORARY INVESTMENTS

The Funds are permitted to make temporary investments in Short-Term Obligations. Such investments may be used to:

|__  invest uncommitted cash balances

|__  maintain liquidity to meet shareholder redemptions or

|__  take a temporary defensive position.

The table which follows describes which investments, including temporary investments, each Fund may make:

-----------------------------------------------------------------------------------------------
                                        Treasury Reserve     Cash Reserve      Tax-Free Reserve
Asset-backed securities                        --                  o                  --
Bank obligations                               --                  o                  20%
Illiquid securities                            10%                10%                 10%
Investment companies                           10%                10%                 10%
Lending of securities                      33 1/3%            33 1/3%             33 1/3%
Mortgage-backed securities                     --                  o                  20%
Municipal securities                           --                 --                   o
Put transactions (a)                           --                 --                   o
Repurchase agreements                           o                  o                  20%
Reverse repurchase agreements                  10%                10%                 10%
U.S. Government obligations                     o                  o                  20%
Variable amount master demand notes            --                  o                  --
When-issued securities                         --                 --                  25%

TEMPORARY INVESTMENTS
Cash                                          100%               100%                100%
                                                                                   less than
Taxable obligations                           100%               100%                 20%

INVESTMENT RESTRICTIONS
Securities of any one issuer (b), (c)           5%                 5%                  5%
Securities of issuers in any one industry      NA                 25%                 25%(d)

o    Fund may invest in security without limitation.
-    Fund may not invest.
Percentages are of total assets (except Illiquid Securities, which are shown as a percentage of net assets).
(a)  Except premiums on all puts outstanding will not exceed 2% of total assets.
(b) Except securities of the U.S. Government, its agencies or instrumentalities.
(c) Except that up to 25% of the Fund's total assets may be invested without regard to the 5% limitation.
(d) Limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments.


     Distributions

Shareholders of each Fund are entitled to any distributions from the net investment income and capital gains earned on investments held by the Fund, provided that they are shareholders of record on the date the distributions are declared (`Record Date').

Class C Shares of the Money Market Funds begin earning income on the business day on which the purchase order for the shares is executed. They continue to earn income through, and including, the day before the redemption order for these shares is executed.

Distributions are paid in the form of additional Class C Shares of a Fund. The Transfer Agent will automatically reinvest all income and capital gains distributions in additional shares at the net asset value in effect at the close of business on the reinvestment date. Distributions are automatically paid by check and mailed to the shareholder (along with any redemption proceeds) within seven business days of a shareholder closing an account with the Fund.


Distributions from the Net Investment Income of:

|__ Money Market Funds are declared daily as a dividend and paid monthly to shareholders.

NOTE: DISTRIBUTIONS PAID SHORTLY AFTER THE PURCHASE OF SHARES BY AN INVESTOR, ALTHOUGH IN EFFECT A RETURN OF CAPITAL, ARE TAXABLE AS ORDINARY INCOME.

Distributions of any capital gains will be made at least annually for each Fund.


     Taxes

The following is only a brief summary of some of the important federal tax considerations generally affecting the Funds and their shareholders. We have not attempted to present a detailed explanation of the tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Potential investors and shareholders in the Funds are urged to consult their tax advisers with specific reference to their own tax situations.

The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.


ALL FUNDS

|__ Each Fund is treated as a separate entity for federal income tax purposes and is not combined with any other CoreFunds portfolios. Each Fund intends to qualify for the favorable tax treatment afforded a 'regulated investment company' under the Code.

|__ Distributions attributable to a Fund's net investment income (including ordinary income and net short-term capital gains) will be taxable to shareholders as ordinary income. This includes any distributions attributable to taxable net investment income of Tax-Free Reserve.

|__ Capital gains distributions, if any, of all Funds will be taxable as gain from the sale or exchange of a capital asset held for more than one year, regardless of how long a shareholder has held the shares.

|__ If a Fund declares distributions payable to shareholders of record on a date in October, November or December of any year, the distributions will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund during the following January.

|__  THE SALE OR REDEMPTION OF SHARES OF A MUTUAL FUND IS A TAXABLE
EVENT TO THE SELLING OR REDEEMING SHAREHOLDER. Gains or losses (if any) may also be realized in connection with an exchange among the CoreFunds portfolios.

|__ In the opinion of counsel, distributions made by the Funds are exempt from current Pennsylvania Personal Property Taxes. Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year.

Investments in STRIPS and Receipts are sold at original issue discount and thus do not make periodic cash interest payments. A Fund will be required to include as part of its current income the imputed interest on these obligations even though the Fund has not received any interest payments on the obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute the imputed income, which may occur at a time when the investment adviser would not have chosen to sell the securities and which may result in a taxable gain or loss.

TAX-FREE RESERVE

Tax-Free Reserve expects to qualify to pay tax-exempt interest income distributions to its shareholders. In general, the Fund's shareholders may exclude tax-exempt income distributions from their gross income, unless specific circumstances disallow it. Tax-Free Reserve is permitted to purchase 'private activity bonds' that are subject to the Federal Alternative Minimum Tax (the 'AMT') consistent with its 20% limitation on taxable obligations.

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Furthermore, the Fund may not be an appropriate investment for persons (including corporations and other business entities) who are 'substantial users' (or persons related to 'substantial users') of facilities financed by industrial development or private activity bonds. A 'substantial user' is defined generally to include certain persons who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds. Corporate shareholders should note that all tax-exempt interest income distributions are includable in the computation of 'adjusted current earnings' for AMT purposes, regardless of when the bonds from which they are derived were issued or whether they are derived from 'private activity bonds.' Accordingly, corporate shareholders should consult their tax advisers regarding the impact that holding shares of the Fund would have on their own AMT liability.

Tax-exempt interest income distributions and other distributions paid by the Fund may be taxable to investors as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if received directly, would be exempt from such income taxes.

See the Statement of Additional Information for further information regarding taxes.


     Valuation of Shares


NET ASSET VALUE

A 'business day' of a Fund is a day on which the New York Stock Exchange is open for trading, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) of trading in securities or instruments held by the Fund such that the Fund's net asset value per share might be materially affected.


Money Market Funds

The net asset value per share of each of these Funds is normally determined as of 12:00 noon (Eastern time) on each business day. These Funds are managed to maintain a stable price per share of $1.00.

Net asset value per share is calculated by adding the value of all of the Fund's portfolio securities and other assets, subtracting the liabilities, and dividing by the total number of outstanding shares of the Fund at the time of the valuation. The result (adjusted to the nearest cent) is the net asset value per share.


PORTFOLIO PRICING

Portfolio securities are valued according to the broadest and most representative market. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith to reflect their fair market value, pursuant to procedures adopted by the Board of Directors.

Money Market Funds

The assets in the Money Market Funds are valued based upon the amortized cost method in accordance with rules adopted under the Investment Company Act of 1940 (the "Investment Company Act"). With this method of valuation, the value of a Fund's shares normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, each Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates).


     Management

The business and affairs of each Fund are managed under the direction of CoreFunds' Board of Directors.


INVESTMENT ADVISER

CoreStates Advisers has overall responsibility for portfolio management for each Fund. CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, N.A., which is itself a wholly-owned subsidiary of CoreStates Financial Corp ('CoreStates Corp'). CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 25 largest bank holding companies in the United States.

CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, as well as related investment advisory, research, trading and fund management functions. CoreStates Advisers currently manages discretionary and nondiscretionary client security portfolios with a total aggregate market value of over $16 billion for individuals, corporations, institutions and municipalities. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity and international investments.

CoreStates Advisers' principal offices are located at 1500 Market Street, Philadelphia, Pennsylvania 19102.

As a result of the merger of CoreStates Corp and Meridian Bancorp, Inc. in April 1996, Meridian Investment Company ('MIC') is now a wholly-owned subsidiary of CoreStates Corp and an affiliate of CoreStates Advisers. Certain employees of MIC perform investment management and advisory functions for the Funds under the overall authority of CoreStates Advisers.

As investment adviser, CoreStates Advisers manages the investment portfolio of each Fund, makes decisions about and places orders for all purchases and sales of a Fund's portfolio securities, and maintains certain records relating to these purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Funds and the cost of obtaining market quotations for portfolio securities held by the Funds.


ADMINISTRATOR AND TRANSFER AGENT

SEI Fund Resources ('SFR' or the 'Administrator'), with principal offices at 530 East Swedesford Road, Wayne, Pennsylvania 19087, acts as the administrator for each Fund. For its administrative services, SFR is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of .25% of the Fund's average daily net assets. As Administrator, SFR generally assists in the Funds' administration and operations.

Boston Financial Data Services ('BFDS'), an affiliate of State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Fund's transfer agent (the 'Transfer Agent') and dividend paying agent.


DISTRIBUTOR

SEI Investments Distribution Co. (the 'Distributor'), with principal offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as each Fund's distributor pursuant to a Distribution Agreement. Class C Shares are also subject to a separate distribution plan (the 'Distribution Plan') approved by the Board of Directors. The Distribution Plan for Class C Shares provides that CoreFunds will pay the Distributor an annual fee, calculated on an average daily net basis and paid monthly, of up to .25% of the average daily net assets of Class C Shares of each Fund. The Distributor may use this fee as compensation for its distribution-related services or to compensate participating broker/dealers and shareholder servicing agents for performing distribution or shareholder services. CoreStates Bank, N.A., has entered into a Shareholder Servicing Agreement with the Distributor.

The services provided by participating broker/dealers or shareholder servicing agents may include:

|__  establishing and maintaining customer accounts and records

|__  aggregating and processing purchase and redemption requests from customers

|__  placing net purchase and redemption orders with the Distributor

|__  automatically investing customer account cash balances

|__  providing periodic statements to customers

|__  arranging for bank wires

|__  answering routine customer inquiries concerning their investments

|__ assisting customers in changing distribution options, account designations and addresses

|__  performing sub-accounting functions

|__  processing distribution payments on behalf of customers

|__ forwarding certain shareholder communications from the Funds to customers and

|__  providing other similar services.

With respect to the Money Market Funds, the Distributor may provide promotional incentives, from time to time and at its own expense, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the shares of these Funds.


CUSTODIAN

CoreStates Bank, N.A., (the "Custodian") Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent and custodian for the assets of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the Investment Company Act.


     Performance Information


TOTAL RETURN AND YIELD

From time to time, in advertisements or reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.

Money Market Funds

The Money Market Funds may advertise 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance.

The 'yield' of a Fund refers to the income generated by an investment in the Fund over a 7-day period. (The period will be stated in the advertisement.) This income is then 'annualized.' That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'yield' because of the compounding effect of this assumed reinvestment. (See 'Yields' in the Statement of Additional Information.)

The Tax-Free Reserve may also advertise their 'taxable equivalent yield,' which is calculated by taking into account the investor's current tax bracket. This is the yield an investor would need to earn from a taxable investment in order to realize an 'after-tax' benefit equal to the tax-free yield provided by the Fund.


IN GENERAL

The Funds will include performance data for Class C shares, as appropriate, in any advertisement or information including performance data of the Funds. Performance data concerning Class C Shares will reflect the distribution and incremental transfer agent expenses borne exclusively by Class C Shares.

The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. Each Fund's performance will fluctuate and is not necessarily representative of future results. A Fund's performance would be favorably affected by any investment advisory fee waivers on the part of CoreStates Advisers. Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent auditors.


     Description of Shares

In addition to the portfolios described in this Prospectus, CoreFunds has set up Class C Shares representing the Elite Treasury Reserve, Elite Cash Reserve, Elite Government Reserve and Elite Tax-Free Reserve portfolios. In total, CoreFunds consists of twenty-one different portfolios. CoreFunds may in the future create additional portfolios or classes of shares within a portfolio. Class Y Shares -- Institutional, Class A and Class B -- Individual and Shares of the Elite Money Market Funds are offered in separate prospectuses. This Prospectus solely relates to the Money Market Funds' Class C Shares -- Individual.

IF YOU WISH TO OBTAIN SIMILAR INFORMATION REGARDING OTHER COREFUND PORTFOLIOS, YOU MAY REQUEST PROSPECTUSES DESCRIBING THE PORTFOLIOS BY CONTACTING THE DISTRIBUTOR AT 1-800-355-CORE.

Differences exist between classes of shares of some CoreFunds portfolios pertaining to distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class.

Class A Shares are subject to a sales load, and distribution and transfer agent expenses, for certain shareholder services they receive. Class B Shares are subject to a contingent deferred sales load and distribution and transfer agent expenses for certain shareholders services they receive. Class C Shares are subject to similar expenses, but are not subject to a sales load. Class A, Class B and Class C Shares also have voting rights, in connection with the Distribution Plans affecting Class A, Class B and Class C Shares. The different distribution and transfer agent expenses charged to Class A, Class B and Class C Shares result in their having different income distributions and performance results from Class Y Shares.

Aside from these differences, each share in each Fund represents an equal proportionate interest in that Fund with each other share of the same Fund. Each share in each Fund is entitled to distributions out of the income earned on the assets belonging to the Fund, as the Board of Directors declares at its discretion.

CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held. Shareholders will vote in the aggregate and not by portfolio or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. (See the Statement of Additional Information under 'Description of Shares' for examples where the Investment Company Act requires voting by portfolio or class.) Voting rights are not cumulative.

As used in this Prospectus, a 'vote of a majority of the outstanding shares' of a Fund means the affirmative vote of the lesser of:

|__  more than 50% of the outstanding shares of a Fund or

|__ at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.


     General Information

In accordance with the Maryland General Corporation Law, CoreFunds is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding shares of CoreFunds, or of a Fund with respect to matters affecting only that Fund.

'Assets belonging to a Fund' are defined as:

|__ the consideration received by CoreFunds upon the issuance or sale of shares in a Fund

|__ all income, earnings, profits and proceeds derived from the investment and

|__ any proceeds from the sale, exchange or liquidation of the investments.

Assets belonging to a Fund are charged with the direct liabilities of that Fund as well as a share of the general liabilities of CoreFunds. The general liabilities of CoreFunds are allocated in proportion to the relative asset values of each of CoreFunds portfolio at the time the expense or liability is incurred. CoreFunds management charges the Funds for liabilities when they are incurred and credits the Funds for assets when they are acquired. These determinations are reviewed and approved annually by the Board of Directors and are conclusive.

                           SHAREHOLDER SERVICES GUIDE

                               OPENING AN ACCOUNT
                              AND PURCHASING SHARES

This Prospectus is provided only to CoreFunds Sweep customers of CoreStates Bank, N.A. Please contact CoreStates Bank, N.A. at 1-800-222-0246, or consult your CoreFunds Sweep Agreement, for information regarding CoreFund purchases and redemptions through the CoreFunds sweep feature. If you need assistance with an Account Opening Form for other Funds in the CoreFund Family of Mutual Funds, or if you have any questions about the CoreFunds, please call 1-800-355-CORE
(2673).

     Execution of Orders

We will execute an order on any business day at the net asset value per share determined on that day if we receive it before 12:00 noon for a money market fund.

We will determine the net asset value as of 12:00 noon on that date.

If we receive an order after 12:00 noon on any business day, we will execute it on the next business day of the Fund.

We recognize receipt of an order when the Transfer Agent or its authorized agent receives it. A Fund may establish special procedures to expedite receipt of orders from institutional investors. For non-CoreFunds Sweep customers, an order is deemed to be received when received by the Transfer Agent. Depending on the terms of the CoreFunds Sweep Agreement, cash sweeps will occur on either a daily or weekly basis. CoreFunds Sweep customers should consult their CoreFunds Sweep Agreement for more information on purchases. The Distributor reserves the right to reject any purchase order when it determines that it is not in the best interests of the Fund and its shareholders to accept it.

                         SELLING (REDEEMING) YOUR SHARES

     Important Redemption Information

We execute redemption orders for the Money Market Funds at the net asset value per share at 12:00 noon that day if we receive the order by 12:00 noon that day.

We recognize receipt of an order when the Transfer Agent or its authorized agent receives it, and the execution of redemption orders by the Transfer Agent will be delayed for the period of time that the redemption order is in transit from CoreStates Bank, N.A., to the Transfer Agent.

The Transfer Agent will pay for redeemed shares within seven business days after receiving the request for redemption, except under extraordinary circumstances.

CoreFunds Sweep customers do not have access to telephone or other special redemption procedures. Please contact CoreStates Bank, N.A. at 1-800-222-0246, or consult your CoreFunds Sweep Agreement, for details regarding redemptions. For non-CoreFunds Sweep customers, payment for redeemed shares will be made not later than seven business days after receipt by the Transfer
Agent of the request for redemption, absent extraordinary circumstances.

For more information on CoreFunds, please call:

1-800-355-CORE (2673)
MONDAY THROUGH FRIDAY
BETWEEN 8:30 A.M. AND 8:00 P.M.

Or write to us at:

COREFUNDS, INC.
C/O SEI INVESTMENTS
P.O. BOX 470
WAYNE, PA  19087-0470


EQUITY FUNDS
       Equity Index (659)
       Core Equity (742)
       Growth Equity (747)
       Special Equity (665)
       International Growth (744)


BALANCED FUND
       Balanced (751)


FIXED INCOME FUNDS
       Short Term Income (663)
       Short-Intermediate Bond (740)
       Government Income (749)
       Bond (661)
       Global Bond (755)


TAX-EXEMPT INCOME FUNDS
       Intermediate Municipal Bond (753)
       Pennsylvania Municipal Bond (757)
       New Jersey Municipal Bond (759)


MONEY MARKET FUNDS

       Treasury Reserve (733)
       Cash Reserve (731)
       Tax-Free Reserve (737)

                      [This page intentionally left blank]

The CoreFund Family of Mutual Funds

COREFUNDS, INC.

DIRECTORS
Emil J. Mikity, Chairman
George H. Strong
Erin Anderson
Thomas J. Taylor
Cheryl H. Wade

OFFICERS
David G. Lee, President
James W. Jennings, Secretary

INVESTMENT ADVISER
CoreStates Investment Advisers, Inc.
Philadelphia, PA 19101

ADMINISTRATOR
SEI Fund Resources
Wayne, PA 19087

DISTRIBUTOR
SEI Investments Distribution Co.
Oaks, PA 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Philadelphia, PA 19103

INVESTMENT ADVISER

[LOGO]



For current performance, purchase, redemption, and other information, call 1-800-355-CORE (2673).

The CoreFund Family of Mutual Funds


MONEY MARKET
Treasury Reserve
Cash Reserve
Tax-Free Reserve


SEI Investments Distribution Co., Distributor
Oaks, PA 19456
1-800-355-CORE

COR-F-062-02
11/97

                                                                    CoreFund(R)

Prospectus
CoreFunds, Inc.
November 1, 1997

Elite Money Market Funds
Class Y and Class C Shares

================================================================================

      CoreFunds, Inc. ("CoreFunds") is an open-end management investment company consisting of twenty-one diversified and non-diversified portfolios that offer a variety of investment opportunities. These portfolios are managed by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"). This Prospectus relates to Class Y and Class C shares in four Elite money market portfolios (the "Elite Funds").
--------------------------------------------------------------------------------
      This Prospectus gives you information about the Elite Funds that you should be aware of before investing. Additional information about the Funds, contained in a Statement of Additional Information dated November 1, 1997, has been filed with the Securities and Exchange Commission. It is incorporated in this Prospectus by reference. To obtain a copy without charge, call or write:

                            CoreFunds, Inc.
                            530 East Swedesford Road
                            Wayne, PA 19087
                            1-800-355-CORE

Keep this Prospectus for future reference.
--------------------------------------------------------------------------------
SHARES IN THE FUNDS ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH FUND'S INVESTMENT ADVISER. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT EITHER OF THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
  TABLE OF CONTENTS                                                 / / COREFUND

Transaction and Operating Expense Tables............... 3  Financial Highlights.................................... 5


                            INFORMATION ON THE FUNDS

Investment Objectives of the Funds..................... 6     Net Asset Value......................................15
Investment Policies.................................... 6     Portfolio Pricing....................................15
   Other Investment Practices of the                       Management..............................................16
   Funds............................................... 7     Investment Adviser...................................16
Types of Securities in Which the Funds                        Fund Managers........................................16
   Invest.............................................. 8     Administrator........................................17
Investment Restrictions................................11     Distributor..........................................17
Investor Considerations................................12     Custodian............................................18
   Investment Risks....................................12  Performance Information.................................18
Distributions..........................................13     Total Return and Yield...............................18
Taxes..................................................13  Description of Shares...................................18
Valuation of Shares....................................15  General Information.....................................20


                           SHAREHOLDER SERVICES GUIDE

Opening an Account and                                     Selling Your Shares.....................................23
   Purchasing Shares...................................21  Exchanging Shares.......................................26

No person is authorized by CoreFunds, Inc. to give any information or make any representation other than those contained in this Prospectus or in other printed or written material issued by CoreFunds, Inc. and you should not rely on any other information or representation.

----
 2   Table of Contents

--------------------------------------------------------------------------------
  TRANSACTION AND OPERATING EXPENSE TABLES                          / / COREFUND

The purpose of the following tables is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y or Class C shares of the Elite Funds. Elite Government Reserve Class Y and Elite Funds Class C Shares had not yet commenced operations as of June 30, 1997.

                                                                      -------      ---------      --------     ---------
                                                                       ELITE         ELITE          ELITE        ELITE
                                                                       CASH       GOVERNMENT      TREASURY     TAX-FREE
                                                                      RESERVE       RESERVE        RESERVE      RESERVE
                                                                      -------      ---------      --------     ---------
Class Y Shares
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases........................     none          none           none         none
    Maximum Sales Load Imposed on Reinvested Dividends.............     none          none           none         none
    Deferred Sales Load............................................     none          none           none         none
    Redemption Fee.................................................     none          none           none         none
    Exchange Fee...................................................     none          none           none         none

ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets):
    Investment Advisory Fees After Fee Waivers(1)..................     .08%          .08%           .08%         .08%
    12b-1 Fees.....................................................     none          none           none         none
    Other Expenses(2)..............................................     .12%          .12%           .12%         .12%
    Net Annual Fund Operating Expenses(3)..........................     .20%          .20%           .20%         .20%

(1) Absent voluntary waivers, the Adviser's investment advisory fees would be .20% of average net assets. Advisory Fees and Total Operating Expenses have been restated to reflect current expenses.
(2) Absent voluntary waivers by the Administrator, Other Expenses would be .30% of average net assets.
(3) Absent the fee waivers described above, Total Operating Expenses would have been .50%. These fee waivers are voluntary and may be discontinued at any time at the discretion of service provider that is waiving its fee. Total operating expenses have been restated to reflect anticipated expenses.

    THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

Example
    You would pay the following                          1 year          $2            $2             $2           $2
    expenses on a $1,000 investment,                     3 year           6             6              6            6
    assuming (1) a 5% annual return                      5 year          11            11             11           11
    and (2) redemption at the end                       10 year          26            26             26           26
    of each time period.

--------------------------------------------------------------------------------
                                      Transaction and Operating Expense Tables 3

--------------------------------------------------------------------------------
  TRANSACTION AND OPERATING EXPENSE TABLES (continued)


                                                                     ---------   --------------   ----------   ----------
                                                                       ELITE          ELITE          ELITE        ELITE
                                                                        CASH       GOVERNMENT      TREASURY     TAX-FREE
Class C Shares                                                        RESERVE        RESERVE        RESERVE      RESERVE
                                                                     ---------   --------------   ----------   ----------
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases........................     none          none           none         none
    Maximum Sales Load Imposed on Reinvested Dividends.............     none          none           none         none
    Deferred Sales Load............................................     none          none           none         none
    Redemption Fee.................................................     none          none           none         none
    Exchange Fee...................................................     none          none           none         none

ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets):
    Investment Advisory Fees After Fee Waivers(1)..................     .08%          .08%           .08%         .08%
    12b-1 Fees.....................................................     .25%          .25%           .25%         .25%
    Other Expenses(2)..............................................     .12%          .12%           .12%         .12%
    Net Annual Fund Operating Expenses(3)..........................     .45%          .45%           .45%         .45%

(1) Absent voluntary waivers, the Adviser's investment advisory fees would be .20% of the average net assets of each Fund. Advisory Fees and Total Operating Expenses have been restated to reflect current expenses.
(2) Absent voluntary waivers by the Administrator, Other Expenses would be .30% of average net assets.
(3) Absent the fee waivers described above, Total Operating Expenses would have been .75%. These fee waivers are voluntary and may be discontinued at any time at the discretion of service provider that is waiving its fee.

    THE INFORMATION CONTAINED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

EXAMPLE
    You would pay the following                          1 year          $5            $5             $5           $5
    expenses on a $1,000 investment,                     3 year          14            14             14           14
    assuming (1) a 5% annual return                      5 year          25            25             25           25
    and (2) redemption at the end                       10 year          57            57             57           57
    of each time period.

--------------------------------------------------------------------------------

4 Transaction and Operating Expense Tables

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS                                              / / COREFUND

     The tables that follow present information about the investment results of the Class Y shares of the Elite Cash Reserve, Elite Treasury Reserve and Elite Tax-Free Reserve Funds. The Elite Government Reserve has not yet commenced operations. In addition, the Class C shares for each of the Elite Funds have not yet been introduced. The financial highlights for each of the Elite Cash Reserve, Elite Treasury Reserve and Elite Tax-Free Reserve have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Funds is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30,


                                                                                                              Net
                                                                                                             Assets
                                              Net Asset                 Dividends                            End of     Ratio of
                                               Value,         Net       from Net     Net Asset               Period    Expenses to
                                              Beginning   Investment   Investment   Value, End     Total   (thousands  Average Net
                                              of Period     Income       Income      of Period    Return    omitted)     Assets
                                             -----------  -----------  -----------  -----------  ---------  ---------  -----------
-------------------------------------------
ELITE CASH RESERVE
-------------------------------------------
CLASS Y
1997.......................................     $1.00         0.05       (0.05)      $1.00        5.43%     $206,987      0.17%
1996.......................................     $1.00         0.05       (0.05)      $1.00        5.62%     $384,446      0.15%
1995.......................................     $1.00         0.05       (0.05)      $1.00        5.46%     $406,597      0.17%
1994.......................................     $1.00         0.03       (0.03)      $1.00        3.31%     $382,814      0.16%
1993.......................................     $1.00         0.03       (0.03)      $1.00        3.29%     $424,363      0.17%
1992.......................................     $1.00         0.05       (0.05)      $1.00        5.04%     $416,945      0.18%
1991.......................................     $1.00         0.07       (0.07)      $1.00        7.49%     $453,947      0.15%
1990(1)....................................     $1.00         0.08       (0.08)      $1.00        8.03%+    $232,091      0.13%

-------------------------------------------
ELITE TREASURY RESERVE
-------------------------------------------
CLASS Y
1997.......................................     $1.00         0.05       (0.05)      $1.00        5.33%     $ 21,667      0.17%
1996.......................................     $1.00         0.05       (0.05)      $1.00        5.54%     $ 24,498      0.19%
1995.......................................     $1.00         0.05       (0.05)      $1.00        5.24%     $ 18,396      0.23%
1994.......................................     $1.00         0.03       (0.03)      $1.00        3.10%     $ 20,363      0.28%
1993.......................................     $1.00         0.03       (0.03)      $1.00        3.17%     $ 27,614      0.18%
1992(2)....................................     $1.00         0.02       (0.02)      $1.00        2.00%+    $ 49,328      0.05%

-------------------------------------------
ELITE TAX-FREE RESERVE
-------------------------------------------
CLASS Y
1997.......................................     $1.00         0.03       (0.03)      $1.00        3.42%     $147,311      0.17%
1996.......................................     $1.00         0.03       (0.03)      $1.00        3.51%     $ 86,477      0.16%
1995.......................................     $1.00         0.03       (0.03)      $1.00        3.41%     $ 72,593      0.19%
1994.......................................     $1.00         0.02       (0.02)      $1.00        2.32%     $ 78,219      0.17%
1993.......................................     $1.00         0.02       (0.02)      $1.00        2.48%     $ 48,424      0.19%
1992(3)....................................     $1.00         0.02       (0.02)      $1.00        1.50%+    $ 66,158      0.17%

                                                           Ratio of     Ratio of
                                                           Expenses    Net Income
                                              Ratio of    Average Net  to Average
                                             Net Income     Assets     Net Assets
                                             to Average   (Excluding   (Excluding
                                             Net Assets    Waivers)     Waivers)
                                             -----------  -----------  -----------
-------------------------------------------
ELITE CASH RESERVE
-------------------------------------------
CLASS Y
1997.......................................     5.28%        0.50%        4.94%
1996.......................................     5.46%        0.76%        4.85%
1995.......................................     5.35%        0.81%        4.71%
1994.......................................     3.24%        0.84%        2.56%
1993.......................................     3.25%        0.81%        2.61%
1992.......................................     4.96%        0.83%        4.31%
1991.......................................     7.05%        0.80%        6.40%
1990(1)....................................     8.42%        0.83%        7.72%
-------------------------------------------
ELITE TREASURY RESERVE
-------------------------------------------
CLASS Y
1997.......................................     5.20%        0.50%        4.87%
1996.......................................     5.39%        0.80%        4.78%
1995.......................................     5.09%        0.87%        4.45%
1994.......................................     3.03%        0.91%        2.40%
1993.......................................     3.19%        0.85%        2.52%
1992(2)....................................     3.95%        0.80%        3.20%
-------------------------------------------
ELITE TAX-FREE RESERVE
-------------------------------------------
CLASS Y
1997.......................................     3.39%        0.50%        3.06%
1996.......................................     3.44%        0.76%        2.84%
1995.......................................     3.37%        0.83%        2.73%
1994.......................................     2.29%        0.82%        1.64%
1993.......................................     2.45%        0.83%        1.81%
1992(3)....................................     3.00%        0.89%        2.28%


------------------
+   Returns shown are for the period indicated and have not been annualized.
(1) The Elite Cash Reserve commenced operations on August 7, 1989. Ratios for this period have been annualized.
(2) The Elite Treasury Reserve commenced operations on December 10, 1991. Ratios for this period have been annualized.
(3) The Elite Tax-Free Reserve commenced operations on November 19, 1991. Ratios for this period have been annualized.

                                                          Financial Highlights 5

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS

/ /

INVESTMENT
OBJECTIVES
OF THE FUNDS

The descriptions that follow are designed to help you choose the Elite Fund that best fits your investment objectives. The objective of each Elite Fund is fundamental and may only be changed by a shareholder vote.
      There can be no assurance that a Fund will meet its objective.

CASH RESERVE The investment objective of CoreFund Elite Cash Reserve ("Cash Reserve") is to provide as high a level of current interest as is consistent with liquidity and relative stability of principal.

GOVERNMENT RESERVE The investment objective of CoreFund Elite Government Reserve ("Government Reserve") is to provide current interest income, liquidity and safety of principal.

TREASURY RESERVE The investment objective of CoreFund Elite Treasury Reserve ("Treasury Reserve") is to provide current interest income, liquidity and safety of principal.

TAX-FREE RESERVE The investment objective of CoreFund Elite Tax-Free Reserve ("Tax-Free Reserve") is to provide current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal.


/ /

INVESTMENT
POLICIES

The Funds' investment policies are described below. Descriptions of the securities in which the Funds invest are contained below in "Types of Securities in Which the Funds Invest."

ALL FUNDS Investments by money market funds such as the Funds are subject to limitations imposed under regulations adopted by the Securities and Exchange Commission (the "SEC"). These regulations generally require money market funds to acquire only U.S. dollar denominated obligations maturing in 397 days or less, although securities subject to repurchase agreements, securities with optional and mandatory tender provisions, variable rate demand obligations and certain other securities may bear longer maturities. Money market funds also must maintain a dollar-weighted average portfolio maturity of 90 days or less.

      In addition, money market funds may acquire only obligations that represent minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) a non-first tier security rated according to the foregoing criteria in the second highest short-term rating category, or, if unrated, determined to be of comparable quality (a "second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating.

6 Investment Policies

--------------------------------------------------------------------------------
                                                          / / COREFUND

CoreStates Advisers will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by CoreFunds' Board of Directors. Investments in second tier securities are subject to the further constraints that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. In addition, a Fund may only invest up to 25% of its total assets in the first tier securities of a single issuer for three business days.

CASH RESERVE Cash Reserve intends to achieve its objective by investing in a diversified portfolio of money market instruments of the highest quality, including a broad range of U.S. dollar-denominated government, bank, and commercial paper obligations.

GOVERNMENT RESERVE Government Reserve invests in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government, and repurchase agreements involving such obligations.

TREASURY RESERVE Treasury Reserve intends to invest in direct obligations of the U.S. Treasury, such as bills, bonds, and notes, and in separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Investment and Principal Securities ("STRIPS") and in repurchase agreements relating to direct U.S. Treasury obligations.

TAX-FREE RESERVE Tax-Free Reserve invests substantially all of its assets in a diversified portfolio consisting of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax.
      Under normal circumstances, the Fund intends to invest at least 80% of its assets in tax-free securities. Although CoreStates Advisers has no present intention of doing so, up to 20% of all assets in this Fund can be invested in taxable debt securities for defensive purposes or when sufficient tax-exempt securities considered appropriate by CoreStates Advisers are not available for purchase.

OTHER INVESTMENT PRACTICES OF
THE FUNDS_______________________________________________________________________

In addition to the investments described above, the Funds may engage in a number of additional investment practices, as discussed below:

REPURCHASE AGREEMENTS--All Funds
Under certain circumstances, the Funds may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, a Fund purchases securities ("collateral") from financial institutions such as banks and broker-dealers ("seller") which are deemed to be creditworthy under guidelines approved by the Fund's management, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by CoreFunds'

                                                        Investment Policies  7

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS (CONTINUED)

custodian in the Federal Reserve book-entry system.

OTHER INVESTMENT COMPANIES--All Funds
The Funds may invest in the securities of other investment companies within the limits prescribed by the Investment Company Act of 1940 (the "Investment Company Act") and applicable state law. Such investments will be limited to amounts not in excess of 5% of a Fund's total assets at the time of purchase.

REVERSE REPURCHASE AGREEMENTS--
Elite Cash Reserve, Elite Government Reserve and Elite Tax-Free Reserve
Each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it places in a segregated custodial account liquid assets having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

LENDING OF SECURITIES--All Funds
The lending of portfolio securities to qualified banks and securities brokers and dealers for purposes of realizing additional income. The Fund receives collateral consisting of cash, letters of credit issued by certain banks, or securities issued or guaranteed by the U.S. Government or its agencies and equal to at least 100% of the current market value of the loaned securities. Such loans would involve risk of delay in receiving collateral, risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

Before implementing such a lending program, the Fund must first receive an exemptive order from the SEC permitting it to use its Custodian, CoreStates Bank, N.A., as its lending agent.

/ /

TYPES OF
SECURITIES IN
WHICH THE
FUNDS
INVEST

CASH RESERVE The various types of securities invested in by Cash Reserve include the following:

U.S. Government Obligations--
      1. U.S. Treasury Securities--bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States.
      2. U.S. Government Agency Securities--issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies. These include obligations supported by the right of the issuer to borrow from the Treasury; obligations supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations and obligations supported only by the credit of the agency or instrumentality. However, no assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
      3. STRIPS--zero coupon U.S. Treasury securities, which means that they are sold at a substantial discount and redeemed at face


8   Types of Securities

--------------------------------------------------------------------------------
                                                          / / COREFUND

value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, STRIPS may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. See also "Taxes."

Bank Obligations--
      1. Certificates of Deposit--negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods.

      2. Bankers' Acceptances--negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity.

Asset-Backed Securities--
      Asset-backed securities consist of securities secured by company receivables, truck and auto loans, leases and credit card receivables. These issues are normally traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. The asset-backed securities in which Cash Reserve invests must have final maturities of 13 months or less.

Commercial Paper--
      Commercial paper are short-term promissory notes issued by corporations, including variable amount master demand notes, having short-term ratings at the time of purchase of "Prime-1" by Moody's Investors Service, Inc. ("Moody's") and/or "A-1" or better by Standard & Poor's Corporation ("S&P").

Variable Amount Master Demand Notes--
      Variable amount master demand notes in which Cash Reserve may invest are unsecured demand notes issued by corporations, insurance companies and other borrowers that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. CoreStates Advisers will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status to meet payment on demand.

Receipts--
      Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR'S"), "Treasury Investment Growth Receipts" ("TIGR'S"), and "Certificates of Accrual on Treasury Securities" ("CATS").

GOVERNMENT RESERVE Government Reserve will invest in U.S. Government Obligations, including U.S. Treasury Securities and U.S. Government Agency Securities. Government Reserve may also invest in STRIPS.

TREASURY RESERVE Treasury Reserve will invest in U.S. Treasury obligations, such as bills, notes, and bonds, and separately traded interest and principal component parts of such obligations, such as STRIPS. Treasury Reserve

                                                        Types of Securities   9

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS (CONTINUED)

may also invest in repurchase agreements fully collateralized by U.S. Treasury obligations.

TAX-FREE RESERVE Tax-Free Reserve will invest in municipal securities including:
      1. General Obligation Securities - secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.
      2. Revenue Securities - payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source, such as the user of the facility being financed. Industrial development and pollution control bonds held by the Fund are revenue securities whose credit quality is usually directly related to the credit standing of the corporate user of the facility involved.
      3. Moral Obligation Bonds - normally issued by special-purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
      4. Variable Rate Demand Obligations - tax-exempt obligations upon which interest is payable at a floating or variable rate. The Fund normally may demand payment of the principal of and accrued interest on the obligation upon not more than seven days' notice and may resell the obligation at any time to a third party.
      5. Municipal Lease Obligations - issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

CREDIT RATINGS

Municipal securities in which Tax-Free Reserve invests will be determined by CoreStates Advisers to present miminal credit risks, pursuant to guidelines approved by the Board of Directors. Such securities, at the time of purchase, must be rated in the highest short-term rating category of Moody's and/or S&P. Therefore, rated municipal securities purchased by the Fund must meet or exceed the ratings set forth below:

                           MINIMUM RATINGS
                                               Moody's        S&P
                                              ---------    ---------
Notes                                         "MIG-1"        "SP-1"
Tax-Exempt Commercial Paper                   "Prime-1"      "A-1"
Variable Rate
  Demand Obligations                          "VMIG-1"       "A-1"

      Securities that have no short-term ratings at the time of purchase must be determined to be of comparable quality by CoreStates Advisers, pursuant to guidelines approved by the Board of Directors, or must be issued by an issuer having comparable short-term securities outstanding that satisfy the above rating criteria. To the extent that the ratings accorded by Moody's or S&P may change as a result of changes in their rating systems, Tax-Free Reserve will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, such Fund's rating criteria, it will require that the issuer's obligations to pay the principal of, and the interest on, the instrument be backed by insurance or by an

10   Types of Securities

--------------------------------------------------------------------------------
                                                          / / COREFUND

unconditional bank letter or line of credit, guarantee, or commitment to lend.
      In such event, the underlying guarantee must be deemed by CoreStates Advisers to present minimal credit risks. See the "Appendix" to the Statement of Additional Information for a description of applicable ratings.

PENNSYLVANIA MUNICIPAL SECURITIES

In managing the Tax-Free Reserve's portfolio, CoreStates Advisers intends to invest, when possible, the Fund's assets in tax-exempt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions ("Pennsylvania Municipal Securities"), provided the investment is consistent with the Fund's investment objective and policies and its status as a diversified investment company. Because of the relatively limited number of Pennsylvania municipal issuers and restricted supply of outstanding Municipal Securities issued by them that meet the Fund's investment criteria, CoreStates Advisers cannot predict precisely what percentage of the Fund's portfolio will be invested in such issuers.
      Except as stated above with respect to Pennsylvania Municipal Securities, CoreStates Advisers does not intend on a regular basis to invest more than 25% of the Fund's total assets in (i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities, the interest on which is paid solely from revenues of similar projects, and (iii) industrial development bonds, although it may do so from time to time. To the extent the Fund's assets are so concentrated, the Fund would be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects, and bonds to a greater extent than it would be if its assets were not so concentrated.

TEMPORARY INVESTMENTS

Certain of the Funds are permitted to make temporary investments in short-term obligations which are commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Such investments may be used to invest uncommitted cash balances, maintain liquidity to meet shareholder redemptions or take a temporary defensive position against potential or serious stock market declines.

/ /

INVESTMENT
RESTRICTIONS

Investment policies of the Funds that are not fundamental may be changed by the Board of Directors without shareholder approval, provided such changes are deemed to be consistent with a Fund's objective and in the best interests of its shareholders. However, the investment objectives of each Fund, along with the restrictions and limitations described herein and in the Statement of Additional Information, are fundamental and may be changed only by the affirmative vote of a majority of the outstanding shares of such Fund. See "Description of Shares."

A FUND MAY NOT:
      1. Make loans, except that each Fund may purchase or hold certain debt instruments, enter into repurchase agreements and lend its portfolio securities, in accordance with its policies and limitations.
      2. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase

                                                    Investment Restrictions 11

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS (CONTINUED)

agreements for temporary purposes in amounts not to exceed 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. A Fund will not purchase any securities while its borrowings (including reverse repurchase agreements) are outstanding.
      3. Purchase securities of any one issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. With respect to Cash Reserve, however, there is no limit to the percentage of assets that may be invested in U.S. Treasury bills and notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
      4. Invest 25% or more of its total assets in any one industry. For purposes of this limitation, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents, and utilities will be divided according to their services--for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry. With respect to Cash Reserve, Government Reserve and Treasury Reserve, there is no limitation with respect to its investment in obligations issued or guaranteed by the U.S. Government or its instrumentalities. With respect to Tax-Free Reserve, there is no limitation with respect to:
(a) obligations issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (b) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (c) domestic bank certificates of deposit and bankers' acceptances; or (d) repurchase agreements secured by any of the foregoing obligations.

/ /

INVESTOR
CONSIDERATIONS

INVESTMENT RISKS _______________________________________________________________

While each of the Funds will attempt to maintain a stable net asset value of $1.00 per share, there is no guarantee that any Fund will be able to do so. The Funds are neither insured nor guaranteed by the U.S. Government.
      Securities held by Cash Reserve, Government Reserve and Treasury Reserve may be subject, on a limited basis, to credit risk. Credit risk is the possibility that an issuer of securities held in a Fund's investment portfolio will be unable to make timely payments of either principal or interest. The credit risk of an investment portfolio is a function of its underlying securities, and in general, securities of somewhat lower credit quality provide correspondingly higher yields.
      Securities held by Tax-Free Reserve may be subject, on a limited basis, to several types of investment risk, including market risk (or interest rate risk), credit risk and call risk (or income risk). Market risk is the potential for a decline in the price of fixed-income securities due to rising interest rates. Call risk relates to municipal bonds during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid (or "called") by the issuer prior to


 12   Investor Considerations

--------------------------------------------------------------------------------
                                                          / / COREFUND

maturity. Such an event would require such Fund to invest the resulting proceeds elsewhere, at generally lower interest rates, which would cause fluctuations in its net income. In addition, the Fund often purchases securities supported by credit enhancements from financial institutions. Changes in the credit quality of these institutions could adversely affect the share price of such securities.

      Investors should understand, however, that while all investments carry a risk factor, the exposure of the Funds to investment risk will generally be very low, as a result of their diversification and the high-quality and short-term maturity of their investment portfolios.

/ /

DISTRIBUTIONS

Shareholders of each Fund are entitled to dividends and distributions arising from the net investment income and capital gains, if any, earned on investments held by such Fund. Shares of the Funds begin earning dividends on the business day on which the purchase order for the shares is executed and continue to earn dividends through, and including, the day before the redemption order for such shares is executed.
      Dividends are paid in the form of additional shares of a Fund unless a shareholder selects one of the following options on the Account Opening Form:
Cash Dividend Option--to receive dividends in cash and capital gains distributions in additional shares of the Fund at net asset value; All Cash Option--to receive both dividends and capital gains distributions in cash. If neither option is selected on the Account Opening Form, the Transfer Agent will automatically reinvest all dividends and distributions in full and fractional shares of the Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends and distributions are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with the Fund.
      The net investment income of each of the Funds is declared daily as a dividend to its shareholders and paid monthly. Capital gains distributions, if any, will be made by the Funds at least annually.
      If any capital gains are realized from the sale of underlying securities, the Funds normally distribute such gains with the last dividend for the calendar year.

/ /

TAXES

The following is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Potential investors in the Funds are urged to consult their tax advisers with specific reference to their own tax situations.
      The following summary is based on current tax laws and regulations which may be changed by legislative, judicial or administrative action.

                                                                      Taxes 13

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS (CONTINUED)

ALL FUNDS

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with any of CoreFunds' other portfolios. Each Fund intends to qualify for the favorable tax treatment afforded a "regulated investment company" under the Code. This requires, among other things, that a Fund distribute to its shareholders at least 90% of its net investment income. Provided a Fund meets this 90% distribution and certain other requirements, it will be relieved of federal income tax on that part of its net investment income and any net capital gains (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.
      Whether paid in cash or in additional shares, dividends attributable to a Fund's net investment income (including ordinary income and net short-term capital gains, if any) will be taxable to shareholders as ordinary income. Capital gains distributions of all Funds will be taxable as long-term capital gain, regardless of how long a shareholder has held shares.
      Dividends declared by a Fund in October, November, or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund during the following January.

TAX-FREE RESERVE
Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of Tax-Free Reserve to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest" dividends.
      Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of this Fund is not deductible for federal income tax purposes. Furthermore, this Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisers before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.
      Tax-Free Reserve expects to qualify to pay exempt-interest dividends to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax. Tax-exempt interest dividends may generally be treated by such Fund's shareholders as items of income excludible from their gross income under the Code unless, under the circumstances applicable to the particular shareholder, exclusion would be disallowed. Exempt-interest dividends may also have certain collateral federal income tax consequences, including Alternative Minimum Tax consequences.
      Except as noted below, tax-exempt interest dividends and other distributions paid by Tax-Free Reserve may be taxable to investors as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if



14   Taxes

--------------------------------------------------------------------------------
                                                          / / COREFUND

received directly, would be exempt from such income taxes.

STRIPS
With respect to investments in STRIPS and Receipts which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

IN GENERAL
The sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. Gains or losses (if any) may also be realized from an ordinary redemption of shares, as described herein, or on a telephone exchange among the CoreFunds portfolios.
      In the opinion of counsel, shares of the Funds are exempt from current Pennsylvania Personal Property Taxes.
      Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year. See the Statement of Additional Information for further information regarding taxes.

/ /

VALUATION OF
SHARES

NET ASSET VALUE ________________________________________________________________

The net asset value per share of each of the Funds for purposes of pricing purchase and redemption orders is normally determined as of 4:00 p.m. (Eastern standard time) (12:00 p.m. for Tax-Free Reserve) on each business day of the Funds. A "business day" of a Fund is a day on which the New York Stock Exchange is open for trading, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is a sufficient degree of trading in securities or instruments held by the Fund such that the Fund's net asset value per share might be materially affected. The Funds are managed to maintain a stable price of $1.00 per share.

PORTFOLIO PRICING ______________________________________________________________

Portfolio securities are valued according to the broadest and most representative market. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair market value.
      The assets in the Funds are valued based upon the amortized cost method, pursuant to Investment Company Act rules. Under this method of valuation, the value of a Fund's shares normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, each Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates). Although each Fund seeks, through its use of amortized cost valuation, to maintain its net asset value per share at $1.00, there

                                                        Valuation of Shares 15

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS (CONTINUED)

can be no assurance that the net asset value will not vary.

/ /

MANAGEMENT

The business and affairs of each Fund are managed under the direction of CoreFunds' Board of Directors.

INVESTMENT ADVISER _____________________________________________________________

CoreStates Advisers has overall responsibility for portfolio management for each of the Funds. CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, N.A., itself a wholly-owned subsidiary of CoreStates Financial Corp ("CoreStates Corp"). CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 25 largest bank holding companies in the United States, and leads the region in investing corporate cash. CoreStates Corp currently has over $45 billion in assets and discretionary management over $30 billion in customer accounts through a variety of banking activities at over 600 domestic and foreign locations.
      CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, related investment advisory, research, trading, and fund management functions, and also provides similar services to customers unrelated to CoreStates Corp. CoreStates Advisers currently manages discretionary and nondiscretionary client security portfolios with a total aggregate market value of over $16 billion, for individuals, corporations, institutions, and municipalities. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity, and international investments. CoreStates Advisers principal offices are located at 1500 Market Street, P.O. Box 7558, Philadelphia, Pennsylvania 19102.
      As investment adviser, CoreStates Advisers manages the investment portfolio of each Fund, makes decisions with respect to and places orders for all purchases and sales of a Fund's portfolio securities, and maintains certain records relating to such purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Funds and the cost of obtaining market quotations for portfolio securities held by the Funds.

ADVISORY FEES
For the services provided and expenses assumed as investment adviser of each Fund, CoreStates Advisers is entitled to receive an annual fee from each Fund, computed daily and paid monthly, at the annual rate of .20% of the average daily net assets of such Fund. CoreStates Advisers may, from to time and at its discretion, voluntarily waive all or a portion of its investment advisory fees in order to assist the Funds in maintaining competitive expense ratios.

FUND MANAGERS __________________________________________________________________

The following individuals are primarily responsible for managing the Elite
Funds:

ELITE CASH RESERVE
Joyce Ann Lotkowski, Investment Officer, is portfolio manager of the Elite Cash Reserve. She is a fixed income portfolio manager responsible for individually managed corporate trust accounts. Ms. Lotkowski joined CoreStates Advisers in 1982 as a portfolio manager. She joined the Philadelphia National Bank in 1978 in the CPA and Government Request Department and in 1980 transferred to the Corporate Trust Department.


 16   Management

--------------------------------------------------------------------------------
                                                          / / COREFUND

ELITE GOVERNMENT RESERVE
ELITE TREASURY RESERVE
Ronald R. Brasten, Vice President, is portfolio manager of the Elite Government Reserve and Elite Treasury Reserve. He also manages the CoreFund Treasury Reserve and has investment responsibility for individually managed corporate and personal accounts. After receiving his B.S. in Accounting from Drexel University, Mr. Brasten joined the Financial Division of CoreStates in 1984. In 1986, he transferred to the Asset and Liability group as an ALCO analyst. Mr. Brasten joined CoreStates Advisers in August 1989.

ELITE TAX-FREE RESERVE
Folu Abiona, Senior Investment Officer, is portfolio manager of the Elite Tax-Free Reserve. Ms. Abiona is also portfolio manager of the Tax-Free Reserve portfolio. She joined CoreStates in 1985 and became fixed income portfolio manager in 1990. Prior to that, she was mutual fund administrator with CoreStates' Institutional Custody Division. Ms. Abiona holds an M.B.A. from Temple University and a B.Sc. from University of Ife, Nigeria.

ADMINISTRATOR __________________________________________________________________

SEI Fund Resources ("SFR" or the "Administrator"), with principal offices at 530 East Swedesford Road, Wayne, Pennsylvania 19087, acts as each Fund's administrator. For its administrative services, SFR is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of .25% of such Fund's average daily net assets. As Administrator, SFR generally assists in each Fund's administration and operations. Boston Financial Data Services, an affiliate of State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Fund's transfer agent (the "Transfer Agent") and dividend paying agent.

DISTRIBUTOR ____________________________________________________________________

SEI Investments Distribution Co. (the "Distributor"), with principal offices at One Freedom Valley Road, Oaks, Pennsylvania, 19456, serves as each Fund's distributor pursuant to a Distribution Agreement. Class C Shares of the Elite Funds are also subject to a separate distribution plan (the "Distribution Plan"), which provides that CoreFunds will pay the Distributor an annual fee, calculated on an average daily net basis and paid monthly, of up to .25% of the average daily net assets of Class C Shares of each Fund. The Distributor may use this fee as compensation for its distribution-related services or to compensate Participating Broker/Dealers and Shareholder Servicing Agents for performing distribution-related or shareholder services. CoreStates Bank, N.A., has entered a Shareholder Servicing Agreement with the Distributor.

      The services provided by Participating Broker/Dealers or Shareholder Servicing Agents may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for bank wires; answering routine customer inquiries concerning their investments; assisting customers in changing dividend options, account designations and addresses; performing sub-accounting functions; processing dividend payments on behalf of customers; forwarding certain shareholder communications from the Funds to customers; and providing other similar services.

      With respect to the Funds, the Distributor may, from time to time and at its own expense, provide promotional incentives,

                                                                 Management  17

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS

in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the shares of these Funds.

      Compensation received by persons selling Class C Shares may be different than the compensation received by those persons selling Class Y Shares.

CUSTODIAN ______________________________________________________________________

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent and custodian for the assets of the Funds. CoreStates Bank, N.A. holds cash, securities and other assets of the Funds as required by the Investment Company Act.

/ /

PERFORMANCE
INFORMATION

TOTAL RETURN AND YIELD _________________________________________________________

From time to time, in advertisements or reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.

      The Funds may calculate their performance on a total return basis for various periods. The total return basis combines principal changes, income dividends, and capital gains distributions paid during the period. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of income dividends and capital gains distributions paid during the period. The Funds may calculate their performance for periods since commencement of operations and for calendar or fiscal year periods (including multiple years). See "Total Return" in the Statement of Additional Information.

      In addition to quoting total return, the Funds may advertise yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the income generated by an investment in the Fund over a 7-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. See "Yields" in the Statement of Additional Information.

      The Tax-Free Reserve may also advertise its taxable equivalent yield, which is calculated by taking into account the investor's current tax bracket. This is the yield an investor would need to earn from a taxable investment in order to realize an after-tax benefit equal to the tax-free yield provided by the Fund.

      Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent auditors.

/ /

DESCRIPTION
OF SHARES

CoreFunds has set up the following twenty-one portfolios: Growth Equity, Core Equity, Special Equity, Equity Index, International


 18   Description of Shares

--------------------------------------------------------------------------------
                                                          / / COREFUND

Growth, Balanced, Bond, Short-Intermediate Bond, Short Term Income, Government Income, Intermediate Municipal Bond, Pennsylvania Municipal Bond, New Jersey Municipal Bond, Global Bond, Cash Reserve, Treasury Reserve, Tax-Free Reserve, Elite Cash Reserve, Elite Government Reserve, Elite Treasury Reserve and Elite Tax-Free Reserve. CoreFunds may in the future create one or more additional portfolios, or one or more classes of shares within a portfolio. Shares of portfolios other than the Elite Funds are offered in separate prospectuses.

      CoreFunds offers up to three classes of each portfolio. Class Y Shares are primarily offered to various types of institutional investors. Class A, Class B and Class C Shares are offered to the general public as well as to various types of institutional investors. Class A Shares differ from Class Y Shares in that Class A Shares are subject to a sales load and distribution and transfer agent expenses for certain additional shareholder services they receive. Class C Shares also differ from Class Y Shares in that Class C Shares are subject to distribution and transfer agent expense for certain additional shareholder services, but unlike Class A Shares, are not subject to a sales load. Like Class A and Class C Shares, Class B Shares differ from Class Y Shares in that Class B Shares are subject to distribution and transfer agent expenses for certain shareholder services they receive. Class B Shares are also subject to a contingent deferred sales charge. Class A, Class B and Class C Shares also have voting rights which Class Y Shares do not, in connection with the Distribution Plan affecting Class A, Class B and Class C Shares. The distribution and transfer agent expenses charged Class A, Class B and Class C Shares result in Class A, Class B and Class C Shares having different dividends and performance results from Class Y Shares. In addition, the minimum initial investment for Class Y Shares is substantially higher than that required for Class A, Class B and Class C Shares.
      THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO SHARES OF THE FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO SUCH SHARES. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING OTHER COREFUNDS PORTFOLIOS MAY OBTAIN PROSPECTUSES DESCRIBING SUCH PORTFOLIOS BY CONTACTING THE DISTRIBUTOR AT 1-800-355-CORE.

      Except for differences between classes of shares of some of CoreFunds' portfolios pertaining to distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class, each share in each portfolio represents an equal proportionate interest in that portfolio with each other share of the same portfolio and is entitled to such dividends and distributions out of the income earned on the assets belonging to such portfolio as are declared in the discretion of the Board of Directors.

      CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class.

      As used in this Prospectus, a "vote of a majority of the outstanding shares" of a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of a Fund, or (b) at least 67% of the shares of a

                                                      Description of Shares  19

--------------------------------------------------------------------------------
INFORMATION ON THE FUNDS (CONTINUED)

Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.

/ /
GENERAL
INFORMATION

In accordance with the Maryland General Corporation Law, CoreFunds is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding shares of CoreFunds, or of a Fund with respect to matters affecting only such Fund.

      As used in this Prospectus, "assets belonging to the Fund" means the consideration received by CoreFunds upon the issuance or sale of shares in a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of CoreFunds not belonging to that Fund or CoreFunds' other portfolios. Assets belonging to a Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of CoreFunds allocated in proportion to the relative asset values of each of CoreFunds' portfolios at the time the expense or liability is incurred.


 20   General Information

--------------------------------------------------------------------------------
  SHAREHOLDER SERVICES GUIDE                                        / / COREFUND

OPENING AN ACCOUNT AND    To open a new account, either by mail or by wire, simply complete and return an Account Opening
PURCHASING SHARES         Form. Your purchase must be equal to or greater than the $1,000,000 minimum initial investment requirement and the $500 minimum initial investment requirement for Class Y Shares and Class C shares, respectively, for each Fund. There is a $50 per month minimum initial investment requirement for Automatic Investment Plans. Shares of the Funds are only offered to residents of states in which the shares are eligible for purchase. If you need assistance with the Account
                          Opening Form or have any questions about the Funds, please call 1-800-355-CORE.

                          All purchases made by check should be in U.S. dollars and made payable to CoreFunds, Inc. (Fund name) or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted under any circumstance.
                          -------------------------------------------------------------------------------------------------

PURCHASING                NEW ACCOUNT                                          ADDITIONAL INVESTMENTS TO EXISTING
BY MAIL:                  Mail the Account Opening Form and a check payable    ACCOUNTS
Complete and sign the     to CoreFunds, Inc. (Fund name) in at least the       Mail your check with the return stub from
enclosed Account Opening  minimum initial purchase amount to:                  your confirmation or statement to:
Form.
                                                           COREFUNDS, INC.
                                                           C/O SEI INVESTMENTS
                                                           P.O. BOX 470
                                                           WAYNE, PA 19087-0470
                          ----------------------------------------------------------------------------------------------


PURCHASING                CORESTATES PHIL,                for credit to
BY WIRE:                  Philadelphia, PA                COREFUNDS
Money should be wired     ABA 031000011,                  A/C 0169-0541
to:                                                       ACCOUNT NUMBER

BEFORE WIRING:            The wire instructions must include the investor's account number. An order to purchase shares by
Please contact            Federal Funds wire will be deemed to have been received on the business day of the wire, provided
CoreFunds Investor        that investors notify CoreFunds Investor Services at 1-800-355-CORE by 12:00 p.m. (Eastern Time)
Services                  of their intentions to wire money.
(1-800-355-CORE)
                          -------------------------------------------------------------------------------------------------
PURCHASING                You may open an account or purchase additional shares by making an exchange from an existing
BY                        CoreFunds account. Call CoreFunds Investor Services at 1-800-355-CORE. For further information
EXCHANGE:                 regarding exchanges, please refer to page 26.
(from a CoreFund
account)


                                                        Shareholder Services  21

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES GUIDE (CONTINUED)

AUTOMATIC INVESTMENT      A shareholder or prospective shareholder may arrange for periodic investments in a fund through
PLAN ("AIP")              automatic deductions by ACH from a checking account by completing the appropriate section on the
                          Account Opening Form or the Account Change Form. There is no minimum initial investment amount for AIPS; however, the minimum pre-authorized investment amount is $50 per month per account. An
                          Account Opening Form or Account Change Form may be obtained by calling 1-800-355-CORE.
                          -------------------------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL     CoreFunds offers a Systematic Withdrawal Plan which may be used by shareholders who wish to
PLAN ("SWP")              receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $5,000 or more. Shareholders may elect to receive automatic payments via check or ACH of $50 or more on a monthly, quarterly, semi-annual, or annual basis. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a business day, on the previous business day, and are paid promptly thereafter.

                          To arrange a SWP, complete the appropriate section on the Account Opening Form or the Account
                          Change Form. Either of these forms may be obtained by calling 1-800-355-CORE. Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to
                          CoreFunds Investor Services or the Transfer Agent.
                          -------------------------------------------------------------------------------------------------
                          An order received prior to 4:00 p.M. For any of the Funds (12:00 p.M. For Tax-free Reserve), on
EXECUTION OF ORDERS       any business day, and in accordance with the procedures described below, will be executed on the date of receipt at the net asset value determined as of 4:00 p.M. (12:00 P.M. For Tax-free
                          Reserve) on such date, plus any applicable sales charge. An order received after 4:00 p.M. (12:00
                          P.M. For Tax-free Reserve) on any business day will be executed on the next business day of the
                          Fund. An order is deemed to be received when received by the Transfer Agent, and the execution of purchase orders by the Transfer Agent will be delayed for the period of time that the order is in transit from CoreFunds Investor Service to the Transfer Agent. Special procedures may be established by a Fund to expedite the receipt of orders from institutional investors.
                          Institutional investors purchasing or holding shares on behalf of their customers are responsible for the transmission of


 22    Shareholder Services

--------------------------------------------------------------------------------
                                                                    / / COREFUND

                          purchase and redemption orders (and the delivery of funds) to a Fund on a timely basis. The Funds strongly recommend that investors of substantial amounts use Federal Funds to purchase shares. Every shareholder of record will receive a confirmation of each new share transaction with a Fund, which will show the total number of shares being held in safekeeping by the Transfer Agent for the account of the shareholder. Shareholders may rely on these statements in lieu of certificates. Beneficial ownership of shares held of record by institutional investors on behalf of their customers will be recorded by the institutions and reflected in the regular account statements provided by them to their customers.
------------------------------------------------------------------------------------------------------------------------------
SELLING YOUR              You may withdraw any portion of the funds in your account by redeeming shares at any time. You may
SHARES                    initiate a request by writing or by telephoning. Your redemption proceeds may be sent via mail, wire or ACH. With respect to shares held by institutional investors on behalf of their customers'
                          accounts, however, all or part of the shares beneficially owned by a customer must be redeemed in accordance with instructions and limitations pertaining to their account at the institution.
                          ----------------------------------------------------------------------------------------------------
REDEMPTION                A written request for redemption must be received by the Transfer Agent in order to constitute a
BY MAIL:                  valid tender for redemption by mail. Requests should be mailed to:

                                                COREFUNDS, INC.
                                                C/O SEI INVESTMENTS
                                                P.O. BOX 470
                                                WAYNE, PA 19087-0470

                          The Transfer Agent may require that the signature on the written request be guaranteed by a commercial bank or by a member firm of a domestic stock exchange. Signature guarantees will be required if: (a) the redemption request is an amount in excess of $25,000; (b) redemption proceeds are to be sent to a name and/or address that differs from the registered name or address of record;
                          or (c) a transfer of registration is requested. Otherwise, written redemption requests by mail may be accepted without a signature guarantee.
                          ----------------------------------------------------------------------------------------------------


                                                         Shareholder Services 23

--------------------------------------------------------------------------------
  SHAREHOLDER SERVICES GUIDE (CONTINUED)

REDEMPTION                Shareholders wishing to make redemptions by telephone must provide the information requested in the
BY                        Account Opening Form. Thereafter, telephone redemption requests may be made by calling CoreFunds
TELEPHONE:                Investor Services at 1-800-355-CORE. Payment for telephone redemptions will normally be transmitted on the next business day following receipt of a valid request for redemption. You may have the proceeds sent to you either by mail or wire.

                          BY WIRE:         Shareholders of record may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder on the Account Opening Form. The Transfer Agent may deduct its then-current wire fee from the proceeds for wire redemptions. As of the date of this Prospectus, such fee was $10.00 for each wire redemption. There is no minimum for telephone redemptions paid by wire.

                          BY MAIL:         Redemption proceeds may be paid by a check mailed to the name and address in which the shareholder's account is registered with a Fund. There is no minimum for telephone redemptions paid by check.

                          Shareholders may not close their accounts by telephone.
                          ------------------------------------------------------------------------------------------------------

CHECKWRITING              The Funds will provide Class C shareholders of record, upon request to CoreFunds Investor Services or
PRIVILEGE:                the Transfer Agent and without charge, with checks drawn on these Funds that will clear through
                          CoreStates Bank of Delaware, N.A. a subsidiary of CoreStates Bank, N.A. (the "Clearing Bank").
                          Shareholders will be required to sign signature cards and will be subject to any applicable rules and regulations of the Clearing Bank relating to such check redemption privileges. Banks, corporations, trusts, and other organizations should contact the Funds before submitting signature cards, since corporate resolutions or other supporting documents may be required before the checkwriting privilege may be used.

                          Checks drawn on the Funds may be made payable to the order of any payee in an amount of $250 or more.
                          Shareholders should be aware that, as is the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from the Clearing
                          Bank. When a check is presented to the Clearing Bank for payment, subject to a Fund's acceptance of the check, the Clearing Bank, as agent, causes the Fund to redeem, at the net asset value next determined after such presentation, a sufficient number of full and fractional shares in the shareholder's account with the Fund to cover the amount of the check. Checks will be returned by the
                          Clearing Bank if there are insufficient shares to meet the withdrawal amount.


 24   Shareholder Services

--------------------------------------------------------------------------------
                                                                    / / COREFUND

                          Shareholders of record wishing to use this method of redemption should check the appropriate box in the Account Opening Form, fill out the signature card available from CoreFunds Investor Services, and mail the complete Form and signature card to CoreFunds, Inc., c/o SEI Investments, P.O. Box 470,
                          Wayne, PA 19087-0470. There is no charge for the clearance of any checks, although the Clearing Bank will impose its customary overdraft fee in connection with returning any checks as to which there are insufficient shares to meet the withdrawal amount. As of the date of this Prospectus, the overdraft fee is $30.00.

                          Cancelled checks will ordinarily not be returned to the shareholder, although a shareholder may obtain copies of cancelled checks drawn on the Funds by requesting them in writing from CoreFunds
                          Investor Services.
                          ----------------------------------------------------------------------------------------------------

REDEMPTION                You may sell shares of the Funds by making an exchange into another CoreFunds portfolio. For more
BY                        information, please see below.
EXCHANGE:
                          ----------------------------------------------------------------------------------------------------

IMPORTANT                 / /        Shareholders should be careful that transactions in Fund shares have not caused the value of
REDEMPTION                           their account to fall below the amount of the intended redemption.
INFORMATION:              / /        Redemption orders for the Funds are executed at the net asset value per share at 4:00 p.m.
                                     (12:00 p.m. for Tax-Free Reserve) that day if received by 4:00 p.m. (12:00 p.m. for Tax-Free
                                     Reserve) that day. An order is deemed to be received when received by the Transfer Agent and the execution of redemption orders by the Transfer Agent will be delayed for the period of time that the redemption order is in transit from SEI Fund Resources to the Transfer Agent. Except as stated in the following paragraph, payment to shareholders for redeemed shares will be made not later than seven business days after receipt by the Transfer Agent of the request for redemption, absent extraordinary circumstances. However, to the largest extent possible, the
                                     Funds will try to honor requests from shareholders for next-day payment, if such payment would be consistent with a Fund's need for liquidity and stability.
                          / /        Shareholders should note that payment for the redemption of shares which were purchased by check may not be made until a Fund can verify that the payment for such purchase has been, or will be, collected, which may take up to ten calendar days after the date of purchase. The
                                     Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in "readily marketable"
                                     portfolio securities at their then market value equal to the redemption price. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.
                          ----------------------------------------------------------------------------------------------------------

                                                       Shareholder Services  25

--------------------------------------------------------------------------------
  SHAREHOLDER SERVICES GUIDE (CONTINUED)

MINIMUM                   Because of the relatively high cost of handling small investments, the Funds reserve the right to
ACCOUNT                   redeem, at net asset value, the shares of any shareholder whose account decreases to a value of less
BALANCE                   than $500. Accordingly, a shareholder making redemptions from a Fund may be subject to such
REQUIREMENT               involuntary redemption. A shareholder will not be subject to such involuntary redemption if the value of the shareholder's account falls below $500 solely because of market action. Before a Fund redeems such shares and sends the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed sixty days to make an additional investment in an amount which will increase the value of the account to at least $500.
------------------------------------------------------------------------------------------------------------------------------

EXCHANGING                Shares of a Fund held by a shareholder of record may be exchanged for shares in any of CoreFunds'
SHARES                    other retail portfolios. Shareholders wishing to use this telephone exchange privilege must check the appropriate box on the Account Opening Form or on the account change form. Exchange requests
EXCHANGING                should be directed to CoreFunds Investor Services at 1-800-355-CORE.
BY
TELEPHONE:                Redemption orders may be placed by telephone. Neither the Fund nor the Transfer Agent will be
Call CoreFunds            responsible for any loss, liability, cost or expense for acting upon wire instructions or upon
Investor Services         telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent
(1-800-355-CORE)          will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. To ensure the authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made.


 26  Shareholder Services

--------------------------------------------------------------------------------
                                                                    / / COREFUND

EXECUTION OF              Telephone exchange requests received prior to 4:00 p.m. for a Fund (12:00 p.m. for Tax-Free
EXCHANGE                  Reserve), on any business day will be processed on the date of receipt. "Processing" a telephone
REQUESTS                  exchange request means that shares in the fund from which the shareholder is making an exchange will be redeemed at the net asset value per share determined as of 4:00 p.m. for a Fund (12:00 p.m. for
                          Tax-Free Reserve) on the date of receipt. Purchases of shares of the Fund into which the shareholder is making an exchange will be effected on the same business day, at such other fund's net asset value per share determined as of 4:00 p.m. for an Equity or Fixed Income Fund, or for another Elite
                          Fund (12:00 p.m. for Tax-Free Reserve or a Money Market Fund other than an Elite Money Market Fund), on such business day. Telephone exchange requests received after 4:00 p.m. for a Fund (12:00 p.m.
                          for Tax-Free Reserve), will be processed on the next business day in the manner described above.
                          ----------------------------------------------------------------------------------------------------
                          Before you make an exchange, you should consider the following:
IMPORTANT
EXCHANGE                  / / Shareholders may not exchange into a series of a portfolio for which they would not have been
INFORMATION                   initially eligible, and investors who exchange into any portfolio which imposes a sales charge may be subject to such sales charge, if applicable and not previously paid.
                          / / Shareholders should consider the investment objective, policies, and restrictions of the Fund into which the shareholder is making an exchange, as set forth in the applicable prospectus. A copy of the prospectus for any of the CoreFunds portfolios may be obtained by calling
                              1-800-355-CORE.
                          / / Any telephone exchange must satisfy the requirements relating to the minimum initial investment amounts of the Fund involved.
                          / / The Company reserves the right to reject any telephone exchange request and to modify or terminate the exchange privilege at any time, upon sixty days' written notice to Shareholders.
                          / / Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that such exchanges do not disadvantage any Fund or its shareholders. There are no such limitations or restrictions in effect as of the date hereof. Shareholders may obtain the terms of any such limitations or restrictions, which may be revised at any time, from SEI Fund Resources.
                          ----------------------------------------------------------------------------------------------------

TAXES                     For federal income tax purposes, an exchange between Funds is a taxable event and, accordingly, a capital gain or loss may be realized. Before making a telephone exchange request, shareholders should consult a tax or other financial adviser to determine whether the redemption of shares of one
                          Fund or investment in shares of another Fund would be appropriate.

                                                                            ----
                                                       Shareholder Services  27

                                                                   / /
                                                                   CoreFund(R)

                                          Class Y and Class C Shares

                                          [CoreFund Prospectus Logo]

                                          November 1,1997





CoreFunds, Inc.

/ /

Directors
Emil J. Mikity, Chairman
George H. Strong
Erin Anderson
Cheryl H. Wade
Thomas J. Taylor

Officers
David G. Lee, President
James W. Jennings, Secretary

Investment Advisers
CoreStates Investment Advisers, Inc.
Philadelphia, PA 19101

Administrator
SEI Fund Resources
Wayne, PA 19087

Distributor
SEI Investments Distribution Co.
Oaks, PA 19456

Legal Counsel
Morgan, Lewis & Bockius LLP
Philadelphia, PA 19103

Auditors
Ernst & Young LLP
Philadelphia, PA 19103


Investment Adviser

[CoreStates Logo]

CoreStates
Investment Advisers
                                                       / /
                                                       Elite Cash Reserve
For current performance, purchase, redemption and      Elite Government Reserve
other information, call 1-800-355-CORE (2673)          Elite Treasury Reserve
                                                       Elite Tax-Free Reserve

                                 COREFUNDS, INC.
                       Statement of Additional Information

                                November 1, 1997


                                TABLE OF CONTENTS

          THE COMPANY....................................... B-2
          INVESTMENT POLICIES............................... B-3
          INVESTMENT RESTRICTIONS........................... B-10
          TEMPORARY INVESTMENTS............................. B-15
          SPECIAL CONSIDERATIONS............................ B-17
          PURCHASE AND REDEMPTION INFORMATION............... B-17
          NET ASSET VALUE................................... B-19
          DIVIDENDS......................................... B-20
          PERFORMANCE ...................................... B-21
          ADDITIONAL INFORMATION CONCERNING TAXES........... B-27
          DESCRIPTION OF SHARES............................. B-30
          DIRECTORS AND OFFICERS............................ B-32
          INVESTMENT ADVISER................................ B-33
          SUB-ADVISERS...................................... B-35
          PORTFOLIO TRANSACTIONS............................ B-37
          ADMINISTRATOR..................................... B-39
          DISTRIBUTOR....................................... B-41
          EXPENSES.......................................... B-43
          LEGAL COUNSEL..................................... B-44
          MISCELLANEOUS..................................... B-44
          PRINCIPAL HOLDERS OF SECURITIES................... B-44
          FINANCIAL STATEMENTS.............................. B-53
          APPENDIX.......................................... B-54



         This Statement of Additional Information is meant to be read in conjunction with the applicable Prospectuses for the portfolios offered by CoreFunds, Inc. dated November 1, 1997, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a Prospectus, no investment in shares of any portfolio should be made solely upon the information contained herein. Copies of the Prospectuses for the portfolios may be obtained by writing CoreFunds, Inc., c/o SEI Investments, P.O. Box 470, Wayne, Pennsylvania 19087-0470, or by telephoning 1-800-355-CORE.











COR-F-032-07

                                   THE COMPANY

         CoreFunds, Inc. (the "Company") is an open-end management investment company that consists of twenty-one diversified and non-diversified portfolios (the "Fund" or "Funds"). The Company is authorized to offer separate series of shares of beneficial interest (the "Shares") of each Fund. Shareholders may purchase Shares through four separate classes, Class Y, Class A, Class B, and Class C, which provide for variations in sales charges, distribution costs, transfer agent fees, voting rights, and dividends. Except for these differences between the Class Y, Class A, Class B and Class C Shares, each Share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares."

The Funds

         The information disclosed herein relates to all of the Funds, and all of the Classes of Shares of the Funds, unless otherwise noted. Sections that are particular to a certain Fund will be so referenced, or the Funds may be grouped according to types of investment, as illustrated below.

Equity Funds:

- Equity Index Fund
- Core Equity Fund
- Growth Equity Fund
- Special Equity Fund
- International Growth Fund
- Balanced Fund

Fixed Income Funds:

- Short Term Income Fund
- Short-Intermediate Bond Fund
- Government Income Fund
- Bond Fund
- Global Bond Fund


Tax-Exempt Fixed Income Funds:

 - Intermediate Municipal Bond Fund
 - Pennsylvania Municipal Bond Fund
 - New Jersey Municipal Bond Fund

Taxable Money Market Funds:

- Treasury Reserve
- Cash Reserve
- Elite Treasury Reserve
- Elite Cash Reserve
- Elite Government Reserve*

Tax-Exempt Money Market Funds:
- Tax-Free Reserve
- Elite Tax-Free Reserve

*  This Fund has not yet commenced operations


Sale of Shares

         Class Y Shares in the Funds are sold primarily to various types of institutional investors, which may include CoreStates Bank, N.A., and its affiliates and correspondent banks, for the investment of their own funds or funds for which they serve in a fiduciary, agency, or custodial capacity.

         Class A, Class B and Class C Shares of the Funds are offered to the general public as well as to various types of institutional investors, which may include CoreStates Bank, N.A., and its affiliates and correspondent banks, for the investment of their own funds or funds for which they serve in a fiduciary, agency, or custodial capacity. Investors may also include shareholders of other investment companies which are advised by a Fund's adviser or sub-adviser, and whose assets a Fund acquires in a tax-free reorganization, who propose to become shareholders of the Fund as a result of such reorganization. In addition, Class C Shares are offered to cash sweep customers of CoreStates Bank, N.A.

                               INVESTMENT POLICIES

In General

         The following policies supplement the investment objectives and policies described in the Prospectuses for the Funds set forth below.

                        - Tax-Exempt Money Market Funds -
                        - Tax-Exempt Fixed Income Funds -

Municipal Securities

         Municipal securities include debt obligations issued by or on behalf of governmental entities or public authorities to obtain funds for various purposes, including the construction of a wide range of public and privately-operated facilities; the refunding of outstanding obligations; the payment of general operating expenses; and the extension of loans to public institutions and facilities.

         There are, of course, variations in the quality of municipal securities both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") described in the Appendix to this Statement of Additional Information represent their opinions as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. As Investment Adviser, CoreStates Investment Advisers, Inc. ("CoreStates Advisers") will consider such an event in determining whether a Fund should continue to hold the obligation.

         The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations to make payments on its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal securities may be materially adversely affected by litigation or other conditions. For purposes of the investment limitations described in this Statement of Additional Information and the Prospectuses, the District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is considered to be an "issuer." Further, the non-governmental user of facilities financed by industrial development bonds is considered to be an "issuer." With respect to those municipal securities that are supported by a bank guarantee or other credit facility, the bank or other institution (or governmental agency) providing the guarantee or credit facility may also be considered to be an "issuer" in connection with the guarantee or facility.

         Among other types of municipal securities, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, these Funds may invest in other types of tax-exempt instruments such as municipal bonds, industrial development bonds and pollution control bonds, provided (for the Tax-Exempt Money Market Funds) they have remaining maturities of 397 days or less at the time of purchase.

         To the extent that certain of the Funds invest in securities of issuers located in a single state (e.g., Pennsylvania and New Jersey), the Funds are subject to the risks associated with municipal issuers in those states. In particular, these Funds are subject to the risk that issuers in those states may be affected by adverse economic conditions in those states, or by legislative or judicial actions that impair the ability of issuers in those states to make principal or interest payments on such securities.

Information on Investment Practices

         1. Variable Rate Demand Obligations. Variable rate demand obligations held by the Intermediate Municipal Bond, Pennsylvania Municipal Bond, New Jersey Municipal Bond and Tax-Exempt Money Market Funds may have maturities of more than 397 days, provided (i) the Funds are entitled to the payment of principal and accrued interest at specified intervals not exceeding 397 days and upon not more than 30 days' notice, or (ii) the rate of interest on such obligations is adjusted automatically at periodic intervals, which normally will not exceed 31 days but may extend up to 397 days. This 397 day limit does not apply to the Intermediate Municipal Bond Fund. The rate of interest on such notes is generally based upon the interest rates for commercial paper issued by the master demand note issuer. The rate will be adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend longer. Because master demand notes are direct lending arrangements between such Fund and the issuer, they are not normally traded.

         2. When-Issued Securities. The Tax-Exempt Fixed Income and Tax-Exempt Money Market Funds may purchase municipal securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the Company will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. Therefore, it may be expected that the Fund's net assets will fluctuate to a greater degree when they set aside portfolio securities to cover such purchase commitments than when they set aside cash. In addition, because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its investment portfolios might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets. CoreStates Advisers intends, however, to take reasonable precautions in connection with the Tax-Free Money Market Funds' investment practices with respect to when-issued securities to avoid any adverse effect on a Fund's policy of maintaining a net asset value per Share at $1.00.

         When acquiring when-issued securities for a Fund, CoreStates Advisers will assess such factors as the stability or instability of prevailing interest rates, the amount and period of a Fund's commitment with respect to the when-issued securities being acquired, the interest rate to be paid on those securities, and the length of a Fund's average weighted portfolio maturity at the time.

         When a Fund engages in when-issued transactions, it relies upon the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                           - Short Term Income Fund -
                        - Short-Intermediate Bond Fund -
                           - Government Income Fund -
                                  - Bond Fund -
                          - Elite Government Reserve -

GNMAs

         These Funds may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. The market value and interest yield of GNMA securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be passed through to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

                            - Short Term Income Fund -
                        - Short-Intermediate Bond Fund -
                              - Global Bond Fund -
                      - Intermediate Municipal Bond Fund -
                      - Pennsylvania Municipal Bond Fund -
                       - New Jersey Municipal Bond Fund -
                              - Tax-Free Reserve -

Puts

         The Short Term Income Fund, Short-Intermediate Bond Fund, Global Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Tax-Free Reserve reserve the right to engage in put transactions. CoreStates Advisers may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity and to permit each Fund to meet redemptions and remain as fully invested as possible. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which its adviser believes present minimal credit risks, and the adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, each

Fund would be general creditor (i.e., on par with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

         The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or a lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will not be a limit to the percentage of portfolio securities that the Funds may purchase subject to a put, but the amount paid directly or indirectly for premiums on all puts outstanding will not exceed 2% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the maturity of securities purchased subject to an option to put, and for purposes of determining the dollar-weighted average maturity of a Fund including such securities, the Company will consider the maturity to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

                              - Core Equity Fund -
                             - Growth Equity Fund -
                             - Special Equity Fund -
                          - International Growth Fund -


Convertible Securities

         Some securities purchased by these Funds (usually bonds, debentures or preferred stock) may have a conversion or exchange feature. This allows the holder to exchange the security for another class of security (usually common stock) according to the specific terms and conditions of the issue. The interest or dividend rate may be lower than the market rate on a comparable non-convertible security, but the market value of the convertible security will rise if the common stock price rises sufficiently. The value of a security is also affected by prevailing interest rates, the credit quality of the issuer, and any put or call provisions.

                              - Core Equity Fund -
                             - Special Equity Fund -
                          - International Growth Fund -
                              - Global Bond Fund -

Futures and Options

         As stated in the Prospectuses, International Growth Fund and Global Bond Fund may purchase futures contracts and purchase or sell options on securities for, among other things, the purposes of hedging against market risks related to the Fund's Portfolio securities, remaining fully invested, and reducing transaction costs and currency fluctuations. In addition, Core Equity Fund and Special Equity Fund may purchase or sell options on securities on a hedged and unhedged basis for, among other things, hedging against market risks, to remain fully invested, reduce transaction costs and increase income.

         Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instruments are traded on national futures exchanges. Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional variation margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. These Funds expect to earn interest income on its margin deposits.

         Regulations of the Commodity Futures Trading Commission ("CFTC") permit the use of future transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. In addition, CFTC regulations also allow funds to employ futures transactions for other non- hedging purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. The International Growth and Global Bond Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities intended for purchase.

         The use of such futures contracts is an effective way in which the International Growth and Global Bond Funds may control the exposure of its income to market fluctuations. While these Funds may incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of U.S. Government securities.

         Options. Different uses of options have different risk and return characteristics. Generally, purchasing put options and writing call options are strategies designed to protect against falling securities prices. However, the use of such options can limit potential gains if prices rise. Purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

         By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. Writing covered options means that so long as a Fund is obligated as the writer of a call option, it will cover the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). Apart from owning the underlying security, a Fund will be considered "covered" with respect to a put option, if it deposits and maintains liquid assets having a value equal to or greater than the exercise price of the option.

         Through the writing of call or put options, a Fund may obtain a greater current return than would be realized on the underlying securities alone. The Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

         The Fund may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While the Fund will only purchase put option on securities where, in the opinion of the Adviser, changes in the value of the put option should generally offset changes in the value of the securities to be hedged, the correlation will be less than in transactions in which the Funds purchase put options on underlying securities they own.

         The Funds may also purchase call options. During the life of the call option, the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         The securities exchanges have established limitations governing the maximum number of options which may be written or held by an investor or group of investors acting in concert. These position limits may restrict a Fund's ability to purchase or sell options on a particular security. Similarly, the securities exchanges have also established limitations governing the maximum number of options which may be exercised by an investor or group of investors acting as concert. It is possible that with respect to a Fund, the Fund and other clients of the Adviser or any Sub-Adviser, may be considered to be a group of investors acting in concert. Thus, the number of options which a Fund may hold or write may be affected by the options transactions of other investment advisory clients of the Adviser or of any Sub-Advisers.

         Risks Associated with Futures and Options. The primary risks associated with the use of futures and options are (i) imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that the Funds will be unable to close out an outstanding futures and/or options position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although these Funds will not use futures and/or options contracts for speculative purposes, there is the risk that the advisers of these Funds could be incorrect in their assessment of the direction of stock prices.

                          - International Growth Fund -
                              - Global Bond Fund -

Forward Currency Contracts

         Forward currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but, rather, allow the Funds to establish a rate of exchange for a future point in time.

         When entering into a forward currency contract for the purchase or sale of a security in a foreign currency, these Funds may enter into a contract for the amount of the purchase or sale price to protect against variations between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         Also, when the advisers anticipate that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Funds may enter into a contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Funds will also incur costs in connection with forward currency contracts and conversions of foreign currencies into U.S. dollars.

                                  - All Funds -

Illiquid Securities

         The Funds may invest some of their assets in illiquid securities. Each Fund's advisers, under procedures adopted by the Board of Directors, determine the liquidity of the Fund's investments. The absence of a trading market can make it difficult to determine a market value for illiquid investments. Disposing these investments can involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

                                  - All Funds -

Lending of Securities

         The Funds may lend their portfolio securities to qualified brokers, dealers, banks, and other financial institutions in exchange for cash, letters of credit, government or government agency securities as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Funds will be invested in short-term debt securities.

         These Funds will retain most rights of beneficial ownership, including the right to receive dividends, interest, or other distributions. Voting rights pass with the lending. If a material issue affecting the investment needs to be voted upon, then the Funds will call the loans to vote proxies.

         The Funds will only loan securities to borrowers that CoreStates Advisers deems to be of good standing. Such loans still would involve the risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned, or the risk of delay in recovering the securities loaned, or even the loss of rights in the collateral, should the borrower fail financially.

                              - Global Bond Fund -

Swaps

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if this Fund agrees to exchange payments in U.S. dollars for receipts in foreign currency, the swap agreement would tend to increase the Fund's exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending upon how the Fund uses these agreements, swap agreements may increase or decrease the overall volatility of the Global Bond Fund's investments as well as its share price and yield. The Fund will only enter swaps with counterparties that its advisers deem creditworthy.

         Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These agreements are subject to the risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions. Any obligation a Fund may have under these types of arrangements will be covered by setting aside liquid assets in a segregated account.


                             INVESTMENT RESTRICTIONS

In General

         The Prospectuses relating to the Funds list certain investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of each Fund, as defined in the Prospectuses. The additional investment limitations and restrictions listed herein supplement those contained in the applicable Prospectuses. Except as otherwise indicated, these limitations and restrictions may be changed only by such a shareholder vote.

         The percentage limitations noted will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Fundamental Investment Limitations and Restrictions

                                - Equity Funds -

The following policies are applicable to the Equity Funds, except International Growth Fund, which is subject only to Restrictions #5, #7, #8, #10 and #11. In addition, the Core Equity and Special Equity Funds are not subject to Restrictions #2 and #4.

An Equity Fund may not:

         1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

         3. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act of 1940 (the "Investment Company Act").

         4. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

         5. Invest in any issuer for purposes of exercising control or management.

         6.  Purchase securities with legal or contractual restrictions.

         7. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         9. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with an Equity Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

         10. Purchase any securities which would cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

         11. Make loans, except that each Fund may purchase or hold certain debt instruments, engage in lending of portfolio securities, in accordance with its policies and limitations, and enter into repurchase agreements, in accordance with its policies and limitations.

                             - Fixed Income Funds -

The following policies are applicable to the Fixed Income Funds (including the Tax-Exempt Fixed Income Funds).

A Fixed Income Fund may not:

         1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded), except that the Global Bond Fund may engage in future contracts.

         3. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act.

         4. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof, except that Government Income Fund, Intermediate Municipal Bond Fund,

             Global Bond Fund, Pennsylvania Municipal Bond Fund and New Jersey Municipal Bond Fund may engage in put transactions.

         5.  Buy common stocks or voting securities.

         6. Invest in any issuer for purposes of exercising control or management.

         7. With respect to the Short Intermediate Bond Fund, purchase securities with legal or contractual restrictions.

         8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         9. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         10. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with a Fixed Income Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

         11. Make loans, except that each Fund may purchase or hold certain debt instruments, engage in lending of portfolio securities, in accordance with its policies and limitations, and enter into repurchase agreements, in accordance with its policies and limitations.

                         - Taxable Money Market Funds -

The following policies are applicable to the Taxable Money Market Funds.

A Taxable Money Market Fund may not:

         1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

         3. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act.

         4. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

         5. Buy common stocks or voting securities, or state, municipal or industrial revenue bonds.

         6. Invest in any issuer for purposes of exercising control or management.

         7.  Purchase securities with legal or contractual restrictions.

         8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         9. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         10. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with a taxable Money Market Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

         11. Make loans, except that each Fund may purchase or hold certain debt instruments, engage in lending of portfolio securities, in accordance with its policies and limitations, and enter into repurchase agreements, in accordance with its policies and limitations.

                        - Tax-Exempt Money Market Funds -

The following policies are applicable to the Tax-Exempt Money Market Funds.

A Tax-Exempt Money Market Fund may not:

         1. Invest less than 80% of its total assets in securities, the interest on which is exempt from federal income tax, except during temporary defensive periods.

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

         3. Purchase the securities of any one issuer if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

             For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial development bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user. The guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued or guaranteed by the guarantor, and owned by a Tax- Exempt Money Market Fund, does not exceed 10% of the value of the Fund's total assets.

         4. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

         5. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act.

         6. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

         7.  Buy common stocks or voting securities.

         8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         9. Invest in any issuer for purposes of exercising control or management.

         10. Purchase securities with legal or contractual restrictions.

         11. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or the Fund's investment adviser or sub-adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         12. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with a Tax-Exempt Money Market Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

         13. Make loans, except that each Fund may purchase or hold certain debt instruments, engage in lending of portfolio securities, in accordance with its policies and limitations, and enter into repurchase agreements, in accordance with its policies and limitations.

Non-Fundamental Investment Limitations

         The following are non-fundamental investment restrictions that may be changed by a majority of the Board of Directors.

                                  - All Funds -

         1. With regard to Restriction #2 for each Fund, all Funds have a non-fundamental investment limitation which precludes investments in oil, gas, or other mineral leases, as well as investments in real estate limited partnerships, except for readily marketable interests in real estate investment trusts.

         2. Notwithstanding the language in Restriction #8 for each Fund, each Fund currently has no intention of investing more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

                              - Core Equity Fund -
                             - Special Equity Fund -
                                - Balanced Fund -
                           - Short Term Income Fund -
                           - Government Income Fund -
                                  - Bond Fund -
                              - Global Bond Fund -
                      - Intermediate Municipal Bond Fund -
                      - Pennsylvania Municipal Bond Fund -
                       - New Jersey Municipal Bond Fund -

         Each of the above Funds may not knowingly invest more than 15% of its total assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice.


                              TEMPORARY INVESTMENTS

In General

         As stated in the Prospectuses, the Funds may invest a portion of their assets in certain "Temporary Investments." Short-term taxable investments which these Funds may utilize include fixed income securities (such as bonds) and/or money market instruments (such as Treasury bills, certificates of deposit, commercial paper, and repurchase agreements).

         Generally, the Equity and Tax-Exempt Money Market Funds' use of such Temporary Investments is subject to certain minimum ratings by Moody's and/or S&P. These Funds may utilize Temporary Investments that are not rated by either agency if, in the opinion of their investment adviser, they are determined to be of comparable investment quality. See the Appendix to this Statement of Additional Information for a description of applicable ratings.

                                 -Equity Funds -
                        - Tax-Exempt Money Market Funds -

         1. Money Market Instruments. Short-term money market instruments issued in the U.S. (or abroad with respect to International Growth Fund) in which the Equity and Tax-Exempt Money Market Funds may invest temporary cash balances include bankers' acceptances, certificates of deposit, and commercial paper. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise which are "accepted" by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity. A certificate of deposit is a negotiable certificate issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Commercial paper consists of unsecured short-term promissory notes issued by corporations and must be rated at least A-1 by S&P or Prime-1 by Moody's.

         Except for International Growth Fund, the Funds will limit their purchases of bank obligations to those of domestic branches of U.S. banks having total assets at the time of purchase of $1 billion or more.

         2. Government Obligations. The Equity and Tax-Exempt Money Market Funds may invest in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. U.S. Treasury bills and notes and obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the

Treasury; others, such as those of the Fannie Mae, are supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

         In addition, International Growth Fund may invest in the obligations of foreign governments or foreign governmental agencies deemed to be creditworthy under guidelines approved by the Company's management. Such investments may include securities issued by supranational organizations, such as the European Economic Community and the World Bank, which are chartered to promote economic development and are supported by various governments and governmental entities.

         3. Repurchase Agreements. The Equity and Tax-Exempt Money Market Funds may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, a Fund purchases securities ("collateral") from financial institutions such as banks and broker-dealers ("seller") which are deemed to be creditworthy under guidelines approved by the Funds' management, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund (plus interest) negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Custodian in the Federal Reserve's book-entry system. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Funds under the Investment Company Act.

         4. Reverse Repurchase Agreements. The Equity and Tax-Exempt Money Market Funds may borrow money for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account liquid assets having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Funds under the Investment Company Act.

         5. Fixed Income Securities. The Equity Funds may make short-term investments in investment-grade fixed income debt securities (such as bonds and notes) issued by banks, corporations, and the U.S. Government or governmental entities. The Equity Funds anticipate that their investments in investment-grade debt securities will be generally in those with the most active trading markets. See the attached Appendix for a description of investment-grade securities ratings.

         In addition, International Growth Fund may invest in fixed income investment-grade debt securities of foreign governments or foreign governmental entities. See the attached Appendix for a description of investment-grade securities ratings.

                             SPECIAL CONSIDERATIONS

                                - Equity Funds -

Common Stocks

         An investment in Shares of the Equity Funds should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of securities held by an Equity Fund or the general condition of the stock markets may worsen, and the value of the securities held by the Fund and, therefore, the value of the Fund's Shares may decline.

         The rights of holders of common stocks to receive payments from the issuers of such common stocks are generally inferior to those of creditors, or holders of preferred stocks of such issuers. Holders of common stocks of the type held by the Equity Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors, and have a right to participate in amounts available for distribution by the issuer upon liquidation only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stocks generally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, frequently on a cumulative basis, but do not participate in other amounts available for distribution by the issuing corporation. Common stocks do not represent a secured obligation of the issuer and therefore do not offer an assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest, and dividends, which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock, or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding. Thus, the value of such securities held by the Equity Funds may be expected to fluctuate.

                        - Tax-Exempt Money Market Funds -
                        - Tax-Exempt Fixed Income Funds -

Municipal Securities

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and the Funds cannot predict what legislation relating to municipal securities, if any, may be introduced in Congress in the future. It may be noted, however, that the Treasury Department has in the past proposed, as a part of general tax reform, to limit the exemption for state and local bonds to those issued for governmental purposes. Such proposals, if enacted, might materially adversely affect the availability of municipal securities for investment by the Funds and hence the value of their portfolios. In such an event, the Funds would re-evaluate their investment objectives and policies and consider changes in their structure or possible dissolution.


                       PURCHASE AND REDEMPTION INFORMATION

                                  - All Funds -

         The various types of customer accounts maintained by institutional investors which may be used to purchase Shares of the Funds include: Qualified Individual Retirement and Keogh Plan Accounts (for non-tax-exempt Funds); trust accounts; managed agency accounts; custodial accounts; and various other depository accounts. Investors purchasing Fund Shares may include officers, directors, or employees of CoreStates Financial Corp or its affiliated and subsidiary banks.

         A Fund may suspend the right of redemption or postpone the date of payment for Shares during any period when: (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. Upon the occurrence of any of the foregoing conditions, a Fund may also suspend or postpone the recordation of the transfer of its Shares.

         The Company also reserves the right to suspend sales of Shares of the Company for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day; Martin Luther King, Jr.'s Birthday; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Columbus Day; Veterans' Day; Thanksgiving;
and Christmas.

         In addition, a Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund's books to the transfer of, its Shares in an effort to prevent personal holding company status within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). A Fund may also make payment for redemption in portfolio securities if it appears appropriate to do so in light of the Fund's responsibilities under the Investment Company Act. See "Net Asset Value."

Sales Charge Waivers

         From time to time, the Company may enter into arrangements with certain classes of purchasers who are eligible to purchase Class A Shares of the Funds without a sales charge (see "Sales Charge" in the Individual Shares prospectus).

Rights of Accumulation

         In calculating the sales charge rates applicable to current purchases of Class A Shares of the Fixed Income and Equity Funds by a "single purchaser," the Company will cumulate current purchases at the offering price with total market value or net investment, whichever is higher, of Class A Shares which are sold subject to a sales charge ("Eligible Funds").

         The term "single purchaser" refers to (i) an individual; (ii) an individual and spouse purchasing Shares of an Eligible Fund for their own account or for trust or custodial accounts for their minor children; or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon Shares already owned, the investor must ask the Distributor for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their children (under age 21), and give the ages of such children. The Funds may amend or terminate this Right of Accumulation at any time as to subsequent purchases.

Letter of Intent

         The reduced sales charges described in the Prospectus for Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided by the Distributor, and not legally binding on the signer or a Fund which provides for the holding in escrow by the Administrator of 5% of the total amount intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include Shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the purchaser will be asked to pay an amount equal to the difference between the sales charge on the Shares purchased at the reduced rate and the sales charge otherwise applicable to the total Shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Administrator will surrender an appropriate number of the escrowed Shares for redemption in order to realize the difference. Such purchasers may include the market value of all their Shares of the Fund, and of any of the other Funds, previously purchased and still held as of the date of their Letter of Intent toward the completion of such Letter.

Conversion Feature (Class B Shares)

         As described in the Prospectus, Class B Shares of the Funds will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees or the contingent deferred sales charge applicable to Class B Shares after six years after the beginning of the month in which the Shares were issued. Such conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of a sales charge, fee or other charge. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same.


                                 NET ASSET VALUE

                         - Taxable Money Market Funds -
                        - Tax-Exempt Money Market Funds -

Rule 2a-7

         Each Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities held by the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, as amended, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Money Market Fund will neither purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

         In addition, each Money Market Fund may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two nationally recognized security rating organizations ("NRSROs") or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and security which has received a short-term rating by an NRSRO. CoreStates Advisers will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by CoreFunds' Board of Directors.

         CoreFunds' Board of Directors has also established procedures reasonably designed, taking into account current market conditions and a Money Market Fund's investment objective, to stabilize such Fund's net asset value per Share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of

Directors, at such intervals as it deems appropriate, to determine the extent, if any, to which a Money Market Fund's net asset value per Share calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board of Directors promptly consider what action, if any, should be initiated. If the Board of Directors believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include: selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; or redeeming Shares in kind.

                             - Fixed Income Funds -

         Portfolio securities which are traded both over-the-counter and on a national securities exchange are valued according to the broadest and most representative market, and it is expected that for bonds, and other fixed income securities, this would ordinarily be the over-the-counter market. Valuation of such securities is the currently quoted bid price on each business day. When securities exchange valuations are used, the valuation will be the latest sale price on such exchange on such business day or, if there is no such reported sale, the current bid price. Short-term investments (if any) are stated at cost, which approximates market value. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair market value.

         Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account a variety of factors in determining fair market value.

         Even though the market prices of intermediate term, fixed income securities tend to be relatively stable, the prices of such securities vary inversely with changes in interest rates and are therefore subject to market price fluctuations. The longer maturity a bond has, the greater the potential for fluctuations in prices.


                                    DIVIDENDS

                                - Equity Funds -

         The policy of the Equity Index, Core Equity, Growth Equity, Special Equity and Balanced Funds is to generally declare and distribute dividends from their net investment income on a quarterly basis. Distributions of any net realized long-term capital gains will be made at least annually.

         The policy of the International Growth Fund is to generally declare and distribute dividends from its net investment income periodically. Distributions of any net realized capital gains will be made at least annually.

         The shareholders of the Equity Funds have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional full or fractional Shares of the respective Funds at the net asset value in effect on the reinvestment date. The Company's management believes that most investors will wish to take advantage of this privilege. The Equity Funds have, therefore, made arrangements with the Transfer Agent to have all income dividends and capital gains distributions declared by each Fund automatically reinvested in the account of each shareholder. At any time, a shareholder may request in writing to the Company or with the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such a written request, each purchase of Shares of an Equity Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed to receive the dividends and distributions upon all Shares in the shareholder's account and to reinvest them in full and fractional Shares of the Fund at the net asset value in effect at the close of business on the reinvestment date.

         Any dividend or capital gains distribution received by a shareholder shortly after the purchase of Shares of an Equity Fund may have the effect of reducing the per share net asset value of such Shares by the amount of the dividend or distribution. Furthermore, such a dividend or distribution, although in effect a return of capital, may be subject to income taxes.

                             - Fixed Income Funds -
                         - Taxable Money Market Funds -
                        - Tax-Exempt Money Market Funds -

         The policy of the Short Intermediate Bond, Bond, Short-Term Income, Government Income, Intermediate Municipal Bond, Pennsylvania Municipal Bond and New Jersey Municipal Bond Funds is to generally declare their net investment income on a daily basis and to make distributions to shareholders in the form of monthly dividends. The policy of Global Bond Fund is to distribute its net investment income in the form of quarterly dividends.

         Net income for dividend purposes includes (i) interest and dividends accrued and discount earned on the Funds' assets (including both original issue and market discount), less (ii) amortization of any premium on such assets and accrued expenses directly attributable to the Funds, and the general expenses (e.g., legal, auditing, and Board of Directors' fees) of the Company prorated to each portfolio on the basis of its relative net assets. For the Fixed Income Funds, realized and unrealized gains and losses on portfolio securities are reflected in fluctuations in net asset value. Net realized long-term capital gains (if any) are distributed at least annually.


                                   PERFORMANCE

                                - Equity Funds -
                             - Fixed Income Funds -

Total Return

         From time to time, the Funds may advertise total return on an average annual total return basis and on an aggregate total return basis for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Aggregate total return is computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P (1 +
T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period or the life of the fund. The formula for calculating aggregate total return can be expressed as (ERV/P)-1.

         The calculation of total return assumes reinvestment of all dividends and capital gain distribution on the reinvestment dates during the period and that the entire investment is redeemed at the end of the period. In addition the maximum sales charge for each Fund is deducted from the initial $1,000 payment. Total return may also be shown without giving effect to any sales charges.

         The Funds' performance may from time to time be compared to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services) or financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives. The Funds may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capitals markets in the U.S. The Funds may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Funds may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

         The Funds may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

         The performance results listed below refer to results on Class Y Shares and Class A Shares (where applicable) of the Funds for the fiscal year ended June 30, 1997. Class B Shares were not offered as of June 30, 1997.


                                                                      Average Annual Total Return
                                                --------------------------------------------------------------------
                                                                                                         Since
          Fund                    Class            One Year         Five Year         Ten Year         Inception
          ----                    -----            --------         ---------         --------         ---------
Equity Index Fund          Y                        34.44%            18.90%           13.43%           16.09%
                           A without Load             **                **               **             41.56%
                           A with Load                **                **               **             30.93%
Core Equity Fund           Y                        33.10%            18.74%             **             18.03%
                           A without Load           32.74%            18.64%             **             17.96%
                           A with Load              25.41%            17.31%             **             17.06%
Special Equity Fund        Y                        17.94%              **               **             17.31%
                           A without Load           17.73%              **               **             17.20%
                           A with Load              11.25%              **               **             15.22%
Growth Equity Fund         Y                        21.67%            15.86%             **             11.90%
                           A without Load           21.29%            15.62%             **             11.69%
                           A with Load              14.65%            14.32%             **             10.53%
International Growth       Y                        15.43%            11.87%             **              9.57%
Fund                       A without Load           15.09%            11.67%             **              9.44%
                           A with Load               8.78%            10.42%             **              8.60%
                           Y                        16.44%              **               **             12.01%
Balanced Fund              A without Load           16.15%              **               **             11.56%

                                                                      Average Annual Total Return
                                                --------------------------------------------------------------------
                                                                                                         Since
          Fund                    Class            One Year         Five Year         Ten Year         Inception
          ----                    -----            --------         ---------         --------         ---------
                           A with Load               9.79%              **               **             10.10%
Short-Intermediate         Y                         6.90%            5.51%              **              5.56%
Bond Fund                  A without Load            6.64%            5.26%              **              5.34%
                           A with Load               3.15%            4.56%              **              4.69%
Bond Fund                  Y                         7.43%            6.03%              **              7.73%
                           A without Load            7.15%            5.91%              **              7.65%
                           A with Load               2.03%            4.88%              **              6.94%
Short Term Income          Y                         5.82%              **               **              5.42%
Fund                       A without Load            5.59%              **               **              5.07%
                           A with Load               2.19%              **               **              3.43%
Government Income          Y                         8.15%              **               **              5.66%
Fund                       A without Load            7.88%              **               **              5.21%
                           A with Load               4.41%              **               **              4.37%
Intermediate               Y                         5.62%              **               **              4.07%
Municipal Bond Fund        A without Load            5.36%              **               **              3.81%
                           A with Load               1.97%              **               **              2.98%
Pennsylvania               Y                         7.92%              **               **              6.90%
Municipal Bond Fund        A without Load            7.65%              **               **              6.64%
                           A with Load               2.54%              **               **              4.98%
New Jersey                 Y                         6.70%              **               **              6.15%
Municipal Bond Fund        A without Load            6.44%              **               **              5.85%
                           A with Load               1.40%              **               **              4.21%
Global Bond Fund           Y                         6.18%              **               **              3.92%
                           A without Load            5.92%              **               **              3.65%
                           A with Load               0.92%              **               **              2.23%






----------------
** Not in operation during that period

Yield

                         - Taxable Money Market Funds -
                        - Tax-Exempt Money Market Funds -

         From time to time, the Funds may advertise their current yield and effective compound yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Funds refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Current or Seven-Day Yield

         The current yield of the Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield =[(Base Period Return + 1)365/7] - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

Taxable Equivalent Yield

         For a Tax-Exempt Money Market Fund, the taxable equivalent yield is determined by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt (tax equivalent yields assume the payment of federal income taxes at a rate of 39.6%).

         The resulting yield is what an investor generally would need to earn from a taxable investment in order to realize an after-tax benefit equal to the tax-free yield provided by a Tax-Exempt Money Market Fund.

         Below are the Taxable & Tax-Exempt Money Market Funds' current, effective and tax-equivalent yields for the 7-day period ended June 30, 1997. As of June 30, 1997, Class B Shares of the Cash Reserve, Class C Shares of the Elite Cash Reserve, Elite Treasury Reserve, and Elite Tax-Free Reserve, and Shares of the Elite Government Reserve were not offered.

            Fund                   Class            Current Yield         Effective Yield      Tax-Equivalent Yield
            ----                   -----            -------------         ---------------      --------------------
Treasury Reserve                     Y                  5.01%                  5.13%                   N/A
                                     C                  4.76%                  4.87%                   N/A
Cash Reserve                         Y                  5.20%                  5.34%                   N/A
                                     C                  4.96%                  5.08%                   N/A
Tax-Free Reserve                     Y                  3.61%                  3.67%                  5.98%
                                     C                  3.36%                  3.41%                  5.56%
Elite Cash Reserve                   Y                  5.51%                  5.67%                   N/A
Elite Treasury Reserve               Y                  5.36%                  5.51%                   N/A
Elite Tax-Free Reserve               Y                  3.99%                  4.07%                  6.61%


                                 - Equity Funds -
                             - Fixed Income Funds -

Thirty-Day Yield

         The Equity and Fixed Income Funds may advertise a 30-day yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

         Yield = 2[(A-B + 1)6 - 1]
                 ------------
                      CD
         Where:   A =   dividends and interest earned during the period
                  B =   expenses accrued for the period (net of reimbursements)
                  C =   the average daily number of Shares outstanding during
                        the period that were entitled to receive dividends
                  D =   net asset value per share on the last day of the period

         Yields are one basis upon which investors may compare the Funds with other funds; however, yields of other funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

         The yield of these Funds fluctuates, and the annualization of a week's dividend is not a representation by the Company as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Taxable Equivalent Yield

         The tax equivalent yield for the Intermediate Municipal Bond, Pennsylvania Municipal Bond and New Jersey Municipal Bond Funds is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. (Tax equivalent yields assume the payment of federal income taxes at a rate of

39.6% and, if applicable, New Jersey income taxes at a rate of 6.5% and Pennsylvania income taxes at a rate of 2.8%).

         The resulting yield is what an investor generally would need to earn from a taxable investment in order to realize an after-tax benefit equal to the tax-free yield provided by the Fund.

         For the 30-day period ended June 30, 1997, the yields on the Funds, other than the Money Market Funds and Class B Shares of the Funds which were not in operation, were as follows:



            Fund                          Class                   SEC 30-Day Yield            Tax Equivalent Yield
-----------------------------------------------------------------------------------------------------------------------
Growth Equity                               Y                             0.05%                     N/A
                              -----------------------------------------------------------------------------------------
                                            A                             0.00%                     N/A
-----------------------------------------------------------------------------------------------------------------------
Core Equity                                 Y                             0.44%                     N/A
                              -----------------------------------------------------------------------------------------
                                            A                             0.19%                     N/A
-----------------------------------------------------------------------------------------------------------------------
Special Equity                              Y                             0.00%                     N/A
                              -----------------------------------------------------------------------------------------
                                            A                             0.00%                     N/A
-----------------------------------------------------------------------------------------------------------------------
Equity Index                                Y                             1.38%                     N/A
                              -----------------------------------------------------------------------------------------
                                            A                             1.30%                     N/A
-----------------------------------------------------------------------------------------------------------------------
International Growth                        Y                             0.00%                     N/A
                              -----------------------------------------------------------------------------------------
                                            A                             0.00%                     N/A
-----------------------------------------------------------------------------------------------------------------------
Balanced                                    Y                             2.57%                     N/A
                              -----------------------------------------------------------------------------------------
                                            A                             2.20%                     N/A
-----------------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond                     Y                             5.96%                     N/A
                              -----------------------------------------------------------------------------------------
                                            A                             5.52%                     N/A
-----------------------------------------------------------------------------------------------------------------------
Bond                                        Y                             6.37%                     N/A
                              -----------------------------------------------------------------------------------------
                                            A                             5.88%                     N/A
-----------------------------------------------------------------------------------------------------------------------
Short-Term Income                           Y                             5.43%                     N/A
                              -----------------------------------------------------------------------------------------
                                            A                             5.01%                     N/A
-----------------------------------------------------------------------------------------------------------------------
Government Income                           Y                             6.40%                     N/A
                              -----------------------------------------------------------------------------------------
                                            A                             5.95%                     N/A
-----------------------------------------------------------------------------------------------------------------------
Intermediate Municipal
Bond                                        Y                             4.04%                    6.69%
                              -----------------------------------------------------------------------------------------
                                            A                             3.70%                    6.13%
-----------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal
Bond                                        Y                             4.97%                    6.36%
                              -----------------------------------------------------------------------------------------
                                            A                             4.53%                    5.80%
-----------------------------------------------------------------------------------------------------------------------
New Jersey Municipal
Bond                                        Y                             4.97%                    8.23%
                              -----------------------------------------------------------------------------------------
                                            A                             4.50%                    7.45%
-----------------------------------------------------------------------------------------------------------------------
Global Bond                                 Y                             4.29%                    N/A
                              -----------------------------------------------------------------------------------------
                                            A                             3.85%                    N/A
-----------------------------------------------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION CONCERNING TAXES

                                  - All Funds -

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

         The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In General

         The Company's policy is to distribute as dividends substantially all of its net investment company income (whether taxable or tax-exempt) and any net realized long-term capital gains to shareholders each year.

         Information as to the tax status of distributions to shareholders will be furnished at least annually by each Fund. Investors considering purchasing Shares of any Fund should consult competent tax counsel regarding the state and local, as well as federal, tax consequences before investing.

Tax Status of the Funds

         Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Company's other Funds. Each Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify as a RIC, each Fund must distribute dividends each year equal to at least the aggregate of (i) 90% of its tax-exempt interest income, net of certain deductions, and (ii) 90% of its investment company taxable income, if any. In addition, each Fund must meet numerous tests regarding derivation of gross income and diversification of assets.

         Specifically, a Fund must derive at least 90% of its gross income each taxable year from certain specified investment sources, such as dividends, interest, and gains from the sale of stock or securities. In addition, each Fund must diversify its assets such that at the close of each fiscal quarter of the Fund's taxable year, at least 50% of the value of its assets is made up of cash and cash items, U.S. government securities, securities of other RICs, and certain other securities, such "other" securities being limited with respect to each issuer to an amount not greater than 10% of the outstanding voting securities of such issuer and not more than 5% of the value of the Fund's assets. Furthermore, at the close of each fiscal quarter of the Fund's taxable year, no more than 25% of the value of its assets may be invested in the securities (other than U.S. government securities and securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         While none of the Money Market or Fixed Income Funds expect to realize any net capital gains (the excess of net long-term capital gains over net short-term capital losses), any Fund that does realize such gains will distribute them at least annually. A Fund will have no tax liability with respect to distributed gains and the distributions will be taxable to Fund shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of how long a shareholder has held Fund Shares. Such distributions will be designated as capital gains dividends in a written notice mailed by each Fund to shareholders not later than sixty days after the close of the Fund's taxable year.

         Any gain or loss recognized on a sale, exchange or redemption of Shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the Shares have been held for more than eighteen months, mid-term capital gain if the share have been held for more than twelve months but not more than eighteen months, and otherwise will be treated as short-term capital gain or loss. However, if Shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20%, mid-term capital gains are currently taxed at a maximum rate of 28%, and short-term capital gains are currently taxed at ordinary income tax rates.

         A non-deductible, 4% federal excise tax will be imposed on any regulated investment company that does not distribute to investors in each calendar year an amount equal to (i) 98% of its calendar year ordinary income,
(ii) 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending October 31, and (iii) ordinary income and capital gain net income from the prior years, to the extent that such amounts were not distributed or taxed at the RIC level in previous years. Each Fund intends to declare and pay dividends and any capital gains distributions so as to avoid imposition of the federal excise tax.

         If for any taxable year a Fund does not qualify for the special tax treatment afforded to RICs, all of the taxable income of that Fund will be subject to federal income tax at regular corporate rates (without any deduction for distributions to Fund shareholders). In such event, all dividend distributions made by the Fund (whether or not derived from tax-exempt interest) would be taxable to shareholders to the extent of the Fund's earnings and profits, and such dividend distributions may be eligible for the dividends-received deduction for corporate shareholders.

         Generally, the Funds are required to withhold 31% of ordinary income dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations and in certain other circumstances. Shareholders who are not otherwise subject to back-up withholding may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to back-up withholding.

                        - Tax-Exempt Money Market Funds -
                        - Tax-Exempt Fixed Income Funds -

         As described herein and in the Prospectuses relating to the Tax-Exempt Money Market Funds and Tax- Exempt Fixed Income Funds, each of these Funds is designed to provide investors with current tax-exempt interest income and is not intended to constitute a balanced investment program. Shares of the Tax-Exempt Funds would not be suitable for tax-exempt shareholders and plans, since such shareholders and plans would not gain any additional benefit from the Funds' dividends being tax-exempt.

         In addition, the Funds may not be appropriate investments for entities which are "substantial users" (or related to substantial users) of facilities financed by "private activity bonds" or industrial development bonds. For these purposes, the term "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in a trade or business.

         Each Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of securities the interest on which is exempt from federal income tax. Current federal tax law limits the types and volume of bonds qualifying for federal income tax exemption of interest, which may have an effect on the ability of the funds to purchase sufficient amounts of tax-exempt securities to satisfy this requirement. Exempt interest dividends are excludable from shareholders' gross income for regular federal income tax purposes but may have collateral federal income tax consequences. Exempt-interest dividends may be subject to the alternative minimum tax (the "AMT") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The AMT is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The AMT and the Environmental Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986 will generally be an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in a corporate shareholder's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the AMT and the Environmental Tax.

         The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85 percent of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's modified adjusted gross income (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

         Issuers of bonds purchased by a Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt- interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

          The percentage of total dividends paid by each Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Interest on indebtedness incurred by a shareholder to purchase or carry Fund Shares will generally not be deductible for federal income tax purposes. Any loss on the sale or exchange of Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such Shares.

         In addition, while each of these Funds will seek to invest substantially all of its assets in tax-exempt obligations (except on a temporary basis or for temporary defensive periods), any investment company taxable income earned by a Fund will be distributed. In general, a Fund's investment company taxable income would include interest income received from Temporary Investments (as defined herein), plus any net short-term capital gains realized by the Fund, subject to certain adjustments and excluding net long-term capital gains for the taxable year over the net short-term capital losses, if any, for such year ("net capital gains"). To the extent such income is distributed by a Fund (whether in cash or additional Shares), it will generally be taxable to shareholders as ordinary income. Additionally, any net capital gains distributed to shareholders will be taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of how long a shareholder has held Fund Shares.

                              DESCRIPTION OF SHARES

         The Company's Articles of Incorporation authorize the Board of Directors to issue up to 30 billion full and fractional Shares of Common Stock. The Company presently consists of twenty-one portfolios, each having an institutional class of Shares (Class Y) and individual classes of Shares (Class A, Class B and/or Class C), as listed below:

Class of Shares         # of Shares           Fund
---------------         -----------           ----
Class Y                 1 billion             Cash Reserve
Class B                 1 billion             Cash Reserve
Class C                 1 billion             Cash Reserve
Class Y                 1.25 billion          Treasury Reserve
Class C                 1.25 billion          Treasury Reserve
Class Y                 50 million            Core Equity Fund
Class A                 50 million            Core Equity Fund
Class B                 50 million            Core Equity Fund
Class Y                 25 million            International Growth Fund
Class A                 25 million            International Growth Fund
Class B                 25 million            International Growth Fund
Class Y                 500 million           Equity Index Fund
Class A                 500 million           Equity Index Fund
Class B                 500 million           Equity Index Fund
Class Y                 100 million           Growth Equity Fund
Class A                 100 million           Growth Equity Fund
Class B                 100 million           Growth Equity Fund
Class Y                 100 million           Short-Intermediate Bond Fund
Class A                 100 million           Short-Intermediate Bond Fund
Class Y                 250 million           Tax-Free Reserve
Class C                 250 million           Tax-Free Reserve
Class Y                 100 million           Balanced Fund
Class A                 100 million           Balanced Fund
Class B                 100 million           Balanced Fund
Class Y                 100 million           Government Income Fund
Class A                 100 million           Government Income Fund
Class Y                 100 million           Intermediate Municipal Bond Fund

Class of Shares         # of Shares           Fund
---------------         -----------           ----
Class A                 100 million           Intermediate Municipal Bond Fund
Class Y                 25 million            Global Bond Fund
Class A                 25 million            Global Bond Fund
Class Y                 100 million           Pennsylvania Municipal Bond Fund
Class A                 100 million           Pennsylvania Municipal Bond Fund
Class Y                 100 million           New Jersey Municipal Bond Fund
Class A                 100 million           New Jersey Municipal Bond Fund
Class Y                 750 million           Elite Cash Reserve
Class C                 750 million           Elite Cash Reserve
Class Y                 250 million           Elite Treasury Reserve
Class C                 250 million           Elite Treasury Reserve
Class Y                 1 billion             Elite Government Reserve
Class C                 1 billion             Elite Government Reserve
Class Y                 250 million           Elite Tax-Free Reserve
Class C                 250 million           Elite Tax-Free Reserve
Class Y                 1 billion             Special Equity Fund
Class A                 1 billion             Special Equity Fund
Class B                 100 million           Special Equity Fund
Class Y                 1 billion             Bond Fund
Class A                 1 billion             Bond Fund
Class Y                 1 billion             Short Term Income Fund
Class A                 1 billion             Short Term Income Fund


         Previously, Class A Shares and Class C Shares were known as Series B Shares, while Class Y Shares were known as Series A Shares. CoreFunds has changed their designation to conform to the standard designations suggested by the Investment Company Institute.

         The Board of Directors may classify or reclassify any authorized but unissued Shares of the Company into one or more additional portfolios or series of Shares within a portfolio.

         Shares have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses relating to the Funds and in this Statement of Additional Information, a Fund's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, Shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the Fund and the Company's other portfolios, of any general assets not belonging to any particular Fund which are available for distribution.

                             DIRECTORS AND OFFICERS

         The names and general background information of the Company's Directors and Executive Officers are set forth below:

         ERIN ANDERSON (6/10/55) - Director - Professor of Marketing, INSEAD, Fountainebleu, France since 1994; Associate Professor of Marketing, The Wharton School of the University of Pennsylvania, 1981- 1994.

         EMIL J. MIKITY (8/31/28) - Director - Retired; Senior Vice President Investments, Atochem North America, 1979-1989.

         GEORGE H. STRONG (7/15/26) - Director - Financial Consultant since 1985; Director and Senior Vice President, Universal Health Services, Inc., 1979-1984.

         THOMAS J. TAYLOR (1/26/39) - Director - Consultant; Chairman, Conestoga Funds since 1995 and a Trustee 1990-1995; Trustee of Community Heritage Fund since 1993.

         CHERYL H. WADE (11/7/47) - Director - Associate General Secretary and Treasurer, American Baptist Churches since 1993; Treasurer, the Ministers and Missionaries Benefit Board, American Baptist Churches, 1990-1993.

         DAVID LEE (4/16/52) - President, Chief Executive Officer - Senior Vice President of the Administrator and Distributor since 1993; Vice President of the Administrator and Distributor since 1991; President, GW Sierra Trust Funds prior to 1991.

         JAMES W. JENNINGS (1/15/37) - Secretary - Partner of the law firm of Morgan, Lewis & Bockius LLP since 1970.

         KEVIN P. ROBINS (4/15/61) - Vice President, Assistant Secretary - Senior Vice President and General Counsel of SEI Investments and the Distributor since 1994; Vice President and Assistant Secretary of the Administrator and the Distributor, 1992-1994; Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.

         SANDRA K. ORLOW (10/18/53) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

         KATE STANTON (11/18/58) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) before 1994.

         TODD CIPPERMAN (2/14/66) - Vice President, Assistant Secretary - Mr. Cipperman has been Vice President and Assistant Secretary of SEI Investments since November 1995. From 1994 to May 1995, Mr. Cipperman was an Associate with Dewey Ballentine. Prior to 1994, Mr. Cipperman was an Associate with Winston & Strawn.

         MARC H. CAHN (6/19/57) - Vice President, Assistant Secretary - Mr. Cahn has been Vice President and Assistant Secretary of SEI Investments since July 1996. From 1995 to 1996, Mr. Cahn served as Special Counsel to Barclays Bank. Prior to 1995, he was counsel for First Fidelity Bancorporation; Associate, Morgan, Lewis & Bockius LLP (law firm) prior thereto.

         CAROL ROONEY (5/8/64) - Controller, Treasurer, and Assistant Secretary
         - A Director of SEI Fund Resources since 1992.

         JOHN H. GRADY, JR. (6/01/61) - Assistant Secretary - Partner, Morgan, Lewis & Bockius LLP, Counsel to the Company, Administrator and Distributor.

         EDWARD B. BAER (9/27/68) - Assistant Secretary - Associate, Morgan, Lewis & Bockius LLP, Counsel to the Company, Administrator and Distributor, since 1995. Attorney, Aquila Management Corporation, 1994. Rutgers University School of Law - Newark, 1991-1994.

         The Directors of the Company receive fees and expenses for each meeting of the Board of Directors attended, and an annual retainer. During the fiscal year ended June 30, 1997, the Company paid a total of $174,350 on behalf of the Funds to its Directors. No officer or employee of the Administrator or Distributor receives any compensation from the Company for acting as a director of the Company, and the officers of the Company receive no compensation from the Company for performing the duties of their offices. Morgan, Lewis & Bockius LLP, of which Mr. Jennings is a partner, receives legal fees as counsel to the Company. The Directors and Officers of the Company as a group own less than 1% of the outstanding Shares of each Fund.

         The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex respectively, for the year ended June 30, 1997.

-------------------------------------------------------------------------------------------------------------------
(1)                        (2)                       (3)                        (4)              (5)
Name of                    Aggregate                 Pension or                 Estimated        Total Compensation
Person,                    Compensation              Retirement                 Annual           From Registrant
Position                   From Registrant           Benefits Accrued           Benefits         and Fund Complex
                           for the fiscal            as Part of Fund            Upon             Paid to Directors
                           year ended                Expenses                   Retirement       for the fiscal year
                           June 30, 1997                                                         ended June 30, 1997
-------------------------------------------------------------------------------------------------------------------
Erin Anderson,             $29,900                   N/A                        N/A              $29,900
Director

Emil J. Mikity,             54,750                   N/A                        N/A               54,750
Director

George H. Strong,           29,900                   N/A                        N/A               29,900
Director

Thomas J. Taylor,           29,900                   N/A                        N/A               29,900
Director

Cheryl H. Wade,             29,900                   N/A                        N/A               29,900
Director
-------------------------------------------------------------------------------------------------------------------



                               INVESTMENT ADVISER

                                  - All Funds -

         CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp ("CoreStates Corp"), is the Company's investment adviser.

         The services provided and the expenses assumed by CoreStates Advisers as investment adviser, as well as the fees payable to it, are described in the Funds' Prospectuses.

         CoreStates Corp is a bank holding company registered under the Bank Holding Company Act. CoreStates Corp is engaged through its principal subsidiary, CoreStates Bank, N.A. (a national banking association), in commercial, international and consumer banking, and in providing trust services. CoreStates Corp, through other direct and indirect subsidiaries also provides consumer financing, factoring, commercial financing, and financial advisory services. The principal executive offices of CoreStates Corp are located at 1500 Market Street, Philadelphia, Pennsylvania 19102.

Glass-Steagall Act

         CoreStates Corp and its banking subsidiaries are permitted to perform the services contemplated by the investment advisory agreements with the Funds and to engage in certain activities in connection with the investment of their customer accounts in Class A, Class B or Class C Shares of the Funds without violating the federal banking law commonly referred to as the Glass-Steagall Act, or other applicable banking laws or regulations. Future changes to any of these laws or regulations or administrative or judicial interpretations of such laws or regulations, however, could prevent or restrict CoreStates Corp (and its banking subsidiaries) from performing such services. If CoreStates Advisers were thereby prohibited from serving as investment adviser to the Funds, the Board of Directors would promptly seek to retain another qualified investment adviser for the Funds.

The Investment Advisory Agreements

         The Investment Advisory Agreements between each Fund and CoreStates Advisers provide that CoreStates Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with its performance under the respective Investment Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CoreStates Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         Unless sooner terminated, the Investment Advisory Agreements will remain in effect from year to year if such continuance is approved at least annually by CoreFunds' Board of Directors, or by vote of a majority of the outstanding Shares of each Fund (as defined in the Prospectuses), and by a majority of the Directors who are not parties to the Investment Advisory Agreements or interested persons (as defined in the Investment Company Act) of any party to the Investment Advisory Agreements, by vote cast in person at a meeting called for such purpose. The Investment Advisory Agreements are terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of the respective Funds, or by CoreStates Advisers. The Investment Advisory Agreements also terminate automatically in the event of their assignment, as defined in the Investment Company Act.

Investment Advisory Fees

         For the fiscal years ended June 30, 1995, 1996 and 1997, the Funds paid the following investment advisory fees to CoreStates Advisers:

         Fund                           Advisory Fees Paid                         Advisory Fees Waived
         ----                   ----------------------------------          ----------------------------------
                                1995           1996           1997          1995           1996           1997
                                ----           ----           ----          ----           ----           ----
Growth Equity Fund            $386,678      $728,921     $1,003,799       $193,333       $84,312         $19,771
Core Equity Fund               199,645     1,973,776      3,459,108         51,162             0               0
Special Equity Fund                  *        25,955        396,971              *       573,349         609,289
Equity Index Fund               85,692       182,967        283,548        259,535       365,435         516,386
International Growth           861,592       964,647      1,131,220         57,439        20,021               0
Balanced Fund                  240,853       441,222        642,244        133,801       106,546         146,497
Short-Intermediate
Bond Fund                      203,083       267,327        463,789         87,019       137,169         378,953
Bond Fund                            *       457,043        681,517              *       509,285         759,385
Short Term Income
Fund                                 *        55,281         81,604              *       108,344         160,231
Intermediate Municipal
Bond Fund                        2,752           871          2,779          6,425         5,571           6,279
Government Income
Fund                            22,528        49,103         87,561         33,796        23,318          13,544
Pennsylvania
Municipal Bond Fund                  0             0              0         10,956        22,299          55,962
New Jersey Municipal
Bond Fund                            0             0              0          8,045         7,888           8,073
Global Bond Fund                77,740       145,856        174,911         77,729        45,157          32,160
Cash Reserve                 1,196,254     1,825,668      2,569,922      1,522,489     1,236,846         971,784
Treasury Reserve             1,039,138     1,694,725      2,613,273      1,322,599     1,101,807         993,819
Tax-Free Reserve               172,635       208,997        358,201        219,739       134,575         135,897
Elite Treasury Reserve               0             0          5,202        109,215        96,785          46,509
Elite Cash Reserve                   0             0         51,000      2,011,375     1,892,127         659,442
Elite Tax-Free Reserve               0             0         26,012        424,166       405,929         196,322

---------------
*    Not in operation during such period.
**   The Elite Government Reserve was not in operation during this period.


                                  SUB-ADVISERS

                          - International Growth Fund -

         Martin Currie, Inc. ("Martin Currie"), a subsidiary of Martin Currie, Ltd., and Aberdeen Fund Managers, Inc. ("Aberdeen"), a subsidiary of Aberdeen Asset Management PLC, are the International Growth Fund's sub- advisers.

         Martin Currie, Ltd., through its various subsidiaries, performs various investment advisory services for a number of open- and closed-end mutual funds, investment trusts, unit trusts, offshore funds, pension funds, foundations, charities and individual accounts. Martin Currie's current assets under management total over $3.2 billion. Martin Currie's offices are located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland.

         Aberdeen Asset Management PLC performs various investment advisory services for a number of investment trusts, unit trusts, institutional funds and individual clients. Current assets under management total over $18.1 billion. Aberdeen Asset Management PLC's offices are located at 10 Queens Terrace, Aberdeen AB9 1QJ Scotland and Aberdeen officers are located at Nations Bank Tower, 22nd Floor, Ft. Lauderdale, Florida 33396.

         The services provided and the expenses assumed by Martin Currie and Aberdeen as sub-advisers, as well as the fees payable to them, are described in the Prospectuses relating to International Growth Fund.

                              - Global Bond Fund -

         Analytico TSA International, Inc. ("Analytic") is the sub-adviser to the Global Bond Fund.

         Analytic is a specialist manager of fixed income securities and cash for institutional investors. Based in London, England, it is a wholly-owned subsidiary of United Asset Management Corporation of Boston, Massachusetts, whose assets under management currently exceed $190 billion. Analytic is a member of the Investment Management Regulatory Organization, one of the regulatory bodies approved by the UK Government, and its activities are regulated accordingly.

Sub-Advisory Agreements

         The Sub-Advisory Agreements between CoreStates Advisers and Martin Currie, Aberdeen, and Analytic provide that Martin Currie, Aberdeen, and Analytic shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with its performance under its Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of Martin Currie, Aberdeen, and Analytic in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         Unless sooner terminated, each Sub-Advisory Agreement will remain in effect from year to year if such continuance is approved at least annually by CoreFunds' Board of Directors, or by vote of a majority of the outstanding Shares of the relevant Fund (as defined in the Prospectuses), and by a majority of the Directors who are not parties to this Sub-Advisory Agreement or interested persons (as defined in the Investment Company Act) of any party to this Sub-Advisory Agreement, by vote cast in person at a meeting called for such purpose. Each Sub- Advisory Agreement is terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of the Fund, by CoreStates Advisers, or by Martin Currie, Aberdeen, or Analytic. Each Sub-Advisory Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act.

Investment Sub-Advisory Fees

         For the fiscal years ended June 30, 1995, 1996 and 1997, the CoreStates Advisers paid the following investment sub-advisory fees to Martin Currie, Aberdeen, and Analytic:


             Fund                              Sub-Advisory Fees Paid                    Sub-Advisory Fees Waived
                                         ----------------------------------          ---------------------------------
                                         1995           1996           1997          1995           1996          1997
                                         ----           ----           ----          ----           ----          ----
International Growth Fund              $493,328       $509,474       $362,901         $0             $0            $0
(to Martin Currie)
International Growth Fund                     0*        15,115         79,385          0              0             0
(to Aberdeen)
Global Bond Fund                         77,727         95,377        103,658          0              0             0
(to Analytic)

-------------
* Aberdeen became a sub-adviser to the International Growth Fund on April 14, 1996.

                             PORTFOLIO TRANSACTIONS

                                  - All Funds -

In General

         Pursuant to the Funds' respective advisory agreements, CoreStates Advisers and/or the sub-advisers with regard to the International Growth and Global Bond Funds (collectively, the "Advisers") determine which securities are to be sold and purchased by each Fund and which brokers are to be eligible to execute the portfolio transactions. Fund securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of certain portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Advisers generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction for reasons discussed below.

         Allocation of security transactions, including their frequency, to various dealers is determined by the Advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, broker/dealers who provide supplemental investment research to the Advisers may receive orders for transactions by a Fund, although consideration of such supplemental investment research is not applicable with respect to Equity Index Fund. Information so received is in addition to and not in lieu of services required to be performed by the Advisers, nor would the receipt of such information reduce the Advisers' fees. Such information may be useful to the Advisers in serving the Funds as well as their other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their respective obligations to the Funds. In addition, the Funds may direct commission business to one or more designated broker/dealers, including the Distributor or an affiliate of the Adviser, in connection with such broker/dealer's payment of certain of the Fund's expenses.

         A Fund will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Administrator, the Distributor, or their affiliates, and will not give preference to any correspondents of the Advisers with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements. However, a Fund may, on a non-preferential basis, enter into such transactions with institutional investors who purchase Shares of a Fund on behalf of their customers.

         Investment decisions for each Fund are made independently from those for any other investment portfolios or accounts ("accounts") managed by the Advisers. Such accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Advisers believe to be equitable to the Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain the best execution.

         As provided by their respective Agreements, in making investment recommendations for a Fund, the Advisers will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale by a Fund is another commercial customer of any of the Advisers and, in dealing with their other commercial customers, the Advisers will not inquire or take into consideration whether securities of those customers are held by a Fund.

         It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, or an affiliate of the Adviser for a commission in conformity with the Investment

Company Act, the Securities Exchange Act of 1934 and rules promulgated by the Securities and Exchange Commission. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Company expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Company for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Company may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Company or payment of certain Company expenses (i.e., custody, pricing and professional fees). The Directors, including those who are not "interested persons" of the Company, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

         In addition, the Tax-Exempt Funds and Intermediate Municipal Bond Fund may participate, if and when practicable, in bidding for the purchase of municipal securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when CoreStates Advisers, in its sole discretion, believes such practice to be in the best interests of these Funds.

         The Company is required to identify any securities of its "regular brokers or dealers" (as that term is defined in the Investment Company Act) which the Company has acquired during its most recent fiscal year. As of June 30, 1997, the Equity Index Fund held equity securities issued by Merrill Lynch worth $668,000 and Morgan Stanley worth $832,000; the Cash Reserve Fund held debt securities issued by Goldman Sachs worth $24,825, Merrill Lynch worth $29,500, Morgan Stanley worth $34,375, and Sumitome Bank worth $40,000; and the Elite Cash Reserve Fund held debt securities issued by Merrill Lynch worth $10,000, Morgan Stanley worth $10,000, Goldman Sachs worth $5,000, Sumitome Bank worth $5,000, and SBCI Swiss Bank worth $5,000.

Brokerage Commissions

For the fiscal year ended June 30, 1997, the Funds paid the following brokerage commissions:


                 Fund                        Brokerage Commissions
                 ----                        ---------------------
        Growth Equity Fund                          $202,703
        Core Equity Fund                           1,026,435
        Special Equity Fund                          138,761
        Equity Index Fund                             89,787
        International Growth Fund                    502,826
        Balanced Fund                                 82,805
        Short-Intermediate Fund                       12,388
        Bond Fund                                     14,615

Portfolio Turnover

         It is not a policy of the Funds to purchase or sell securities for trading purposes. However, the Advisers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Generally, the Funds will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. It is expected that the Equity Funds' annual portfolio turnover rates will not exceed 100%. A 100% turnover rate would occur, for example, if all of a portfolio's securities are replaced within a one year period. With respect to the Fixed Income Funds, the annual portfolio turnover rate may exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities. The portfolio turnover rate for the Global Bond Fund during its first year of operation could be as high as 400%. With the exception of Global Bond, however, it is expected that the annual turnover rate for the Fixed Income Funds will not exceed 250%.

         High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains.

         The portfolio turnover rates for each of the Funds for the fiscal years ending June 30, 1996 and 1997 were as follows:


                    Fund                             Turnover Rate
                                                  -------------------
                                                  1996           1997
                                                  ----           ----
Growth Equity Fund                                  81%           74%
Core Equity Fund                                   114            79
Special Equity Fund                                 72            74
Equity Index Fund                                   13            11
International Growth                                41            59
Balanced Fund                                       74            54
Short-Intermediate Bond Fund                       257           158
Bond Fund                                          190           210
Short Term Income Fund                             102            99
Intermediate Municipal Bond Fund                    10            22
Government Income Fund                             131           120
Pennsylvania Municipal Bond Fund                    92            39
New Jersey Municipal Bond Fund                      21            19
Global Bond Fund                                    67            90


                                  ADMINISTRATOR

                                  - All Funds -

         SEI Fund Resources ("SFR" or "Administrator") generally assists in supervising the operation of the Funds pursuant to an Administration Agreement. The respective fees payable to the Administrator are described in the Funds' Prospectuses.

The Administration Agreement

         Under the terms of the Administration Agreement, the Administrator provides the Company with administrative services (other than investment advisory services) including all regulatory reporting, necessary office space, equipment, personnel, and facilities.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

         The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., FMB Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and TIP Funds.

Administration Fees


           Fund                      Administrative Fees Paid                   Administrative Fees Waived
           ----                 ----------------------------------          ----------------------------------
                                1995           1996           1997          1995           1996           1997
                                ----           ----           ----          ----           ----           ----
Growth Equity Fund            $123,731      $173,479       $225,396      $  69,600        $97,589       $115,794
Core Equity Fund                53,535       424,851        909,068         30,067        100,744        259,547
Special Equity Fund                  *        70,780        118,416              *          7,265         49,294
Equity Index Fund              137,868       219,368        333,148         77,861        123,395        166,809
International Growth
Fund                           183,805       196,933        227,442        103,392        110,774        127,898
Balanced Fund                   85,636       130,685        184,781         48,169         64,801         96,912
Short-Intermediate
Bond Fund                       92,840       128,526        283,761         52,211         73,722        137,610
Bond Fund                            *       217,319        312,028              *         34,028        174,767
Short Term Income
Fund                                 *        36,257         52,310              *          5,897         29,391
Government Income
Fund                            18,024        23,175         33,748         10,139         13,035         16,805
Intermediate Municipal
Bond Fund                        2,937         2,058          2,806          1,652          1,158          1,579

           Fund                      Administrative Fees Paid                   Administrative Fees Waived
           ----                 ----------------------------------          ----------------------------------
                                1995           1996           1997          1995           1996           1997
                                ----           ----           ----          ----           ----           ----
Pennsylvania
Municipal Bond Fund                  0             0              0          5,478         11,150         27,981
New Jersey Municipal
Bond Fund                            0             0              0          4,023          3,944          4,036
Global Bond Fund                41,460        51,101         55,309         23,318         28,488         31,077
Treasury Reserve               755,724       966,980      1,471,701        425,121        536,353        783,035
Cash Reserve                   869,998     1,035,263      1,445,391        489,371        582,385        768,169
Tax Free Reserve               125,548       110,075        201,784         70,639         76,537        107,032
Elite Treasury Reserve          24,029        22,923         25,838         30,578         28,626         38,795
Elite Cash Reserve             442,499       457,125        366,755        563,185        532,139        521,130
Elite Tax-Free Reserve          93,316       100,007        109,090        118,767        118,626        168,849

--------------
*   Not in operation during period.
**  The Elite Government Reserve was not in operation during this period.


                                   DISTRIBUTOR

                                  - All Funds -

         SEI Investments Distribution Co. (the "Distributor") acts as Distributor of the Company's Shares pursuant to a Distribution Agreement. Shares of each Fund are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of Shares. The Distributor is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc. As Distributor, the Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of a Fund (excluding preparation and printing expenses necessary for the continued registration of the Funds' Shares) and of preparing, printing, and distributing all sales literature. No compensation is payable by the Company to the Distributor for its distribution services pursuant to the Distribution Agreement.

         For the fiscal years ended June 30, 1995, 1996, and 1997, the aggregate sales charges payable to the Distributor with respect to Individual Shares of the Funds were as follows:


                                       Aggregate Sales Charge Payable to
                                                   Distributor                    Amount Retained by Distributor
                                       ---------------------------------        ---------------------------------
                Fund                        1995         1996          1997         1995           1996        1997
                ----                        ----         ----          ----         ----           ----        ----
Growth Equity Fund                         $1,620       $5,569       $47,416        $182           $700       $1,860
Core Equity Fund                              616       12,612        96,837          68          1,710        4,819
Special Equity Fund                             0        1,933        39,047           0            286        1,529
Equity Index Fund                               0            0       188,470           0              0        6,846
International Growth Fund                   4,538        3,413         9,718         505            397          598
Balanced Fund                               3,181       11,168        49,158         354          1,454        2,725
Short-Intermediate Bond Fund                   85        4,334         2,684           9            526          167
Bond Fund                                       0        1,199        17,371           0            180        1,620
Short Term Income Fund                          0            1         1,330           0              0           15

                                      Aggregate Sales Charge Payable to
                                                  Distributor                    Amount Retained by Distributor
                                       ---------------------------------        --------------------------------
                Fund                    1995         1996          1997         1995         1996          1997
                ----                    ----         ----          ----         ----         ----          ----
Government Income Fund                 1,995        3,581         14,989         222          420            603
Intermediate Municipal Bond
Fund                                     576        7,398          1,528          65          822            257
Pennsylvania Municipal Bond
Fund                                       0           96         46,474           0           11          1,852
New Jersey Municipal Bond
Fund                                     990        9,916          4,101         110        1,081            350
Global Bond Fund                           0            0             48           0            0              0

         The Company has adopted a Distribution Plan (the "Plan") for those Funds offering Class A and Class C Shares. The Plan provides for the payment by the Company to the Distributor of up to .25% of the average daily net assets of each Class A and Class C Shares to which the Plan is applicable. The Company also has a Distribution Plan (the "Class B Plan") for those Funds offering Class B Shares. The Class B Plan provides for the payment by the Company to the Distributor of up to 1.00% of the average daily net assets of each of the Class B Shares to which the Class B Plan is applicable. The Distributor is authorized to use up to .75% of these fees as compensation for its distribution-related services and up to .25% of these fees as service payments to certain securities broker/dealers and financial institutions which enter into shareholder servicing agreements or broker agreements (collectively, the "Service Agreements") with the Distributor. Pursuant to the Service Agreements, the securities broker/dealers and financial institutions will provide shareholder servicing administrative services, including such services as: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers;
(v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the Shares offered in connection with this 12b-1 Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions; (ix) processing dividend payments from the Funds on behalf of customers; (x) forwarding certain shareholder communications from the Funds (such as proxies, Shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules or regulations. The actual fee paid to a securities broker/dealer or financial institution will be based upon the extent and quality of the services provided.

         Continuance of the Plan must be approved annually by shareholders or by a majority of the Directors of the Company and by a majority of the Directors who are not interested persons (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement relating to the Plan (the "Qualified Directors"). The Plan requires that quarterly reports of such expenditures be furnished to and reviewed by the Directors. The Plan may not be amended to materially increase the amount which may be spent thereunder without approval by a majority of the outstanding Shares of the affected Fund series. All material amendments of the Plan require approval by a majority of the Directors of the Company and the Qualified Directors. The Company has entered into a shareholder servicing agreement with CoreStates Bank, N.A.

         The following chart lists the distribution fees that the Distributor received for the following Funds for the fiscal year ended June 30, 1997. As of June 30, 1997, Class B Shares of the Funds, Class C Shares of the Elite Funds, and the Elite Government Reserve had not commenced operations.


                                                                         Amount Paid to
                                        Amount                           3rd Parties by       Sales      Printing
                Fund                   Received                Fee       the Distributor     Expenses      Costs      Other
                ----                   --------               -----      ---------------     --------    --------    ------
Growth Equity Fund Class A              $9,677                 0.25%           $9,677          $0          $0          $0
Core Equity Fund Class A                32,372                 0.25            32,372           0           0           0
Special Equity Fund Class A              3,986                 0.25             3,986           0           0           0
International Growth Fund Class A        5,307                 0.25             5,307           0           0           0
Balanced Fund Class A                    8,822                 0.25             8,822           0           0           0
Short-Intermediate Bond Fund
Class A                                  7,481                 0.25             7,481           0           0           0
Bond Fund Class A                        3,492                 0.25             3,492           0           0           0
Short Term Income Fund Class A             423                 0.25               423           0           0           0
Government Income Fund Class A           3,639                 0.25             3,639           0           0           0
Intermediate Municipal Bond
Fund Class A                             2,374                 0.25             2,374           0           0           0
Pennsylvania Municipal Bond
Fund Class A                             3,126                 0.25             3,126           0           0           0
New Jersey Municipal Bond
Fund Class A                               809                 0.25               809           0           0           0
Global Bond Fund Class A                   421                 0.25               421           0           0           0
Cash Reserve Class C                    57,215                 0.25            57,215           0           0           0
Treasury Reserve Class C                37,217                 0.25            37,217           0           0           0
Tax-Free Reserve Class C                 7,656                 0.25             7,656           0           0           0


                                    EXPENSES

                                  - All Funds -

         Except as noted herein and in the Funds' Prospectuses, each Fund's service contractors bear all expenses incurred in connection with the performance of their services. Similarly, the Funds bear the expenses incurred in their own operations. Expenses borne by the Funds include taxes (including preparation of returns), interest, brokerage fees and commissions, if any, fees of the Company's Board of Directors, SEC fees, state securities qualification fees (including preparation of filings), costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Fund shareholders, charges of the Custodian and the Transfer Agent, outside auditing and legal expenses, investment advisory and administrative fees, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholder reports and shareholder meetings, and any extraordinary expenses incurred in the Funds' operations.

         The aggregate rates of the investment advisory, sub-advisory, and administrative fees payable to the Advisers and the Distributor are not subject to reduction as the Funds' net assets increase. However, if total expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Adviser(s) and the Distributor will reimburse the Fund by the amount of such excess in proportion to their respective fees. Any future expense reimbursements required to be paid by the Advisers and the Distributor would be estimated daily and reconciled and paid on a monthly basis.


                                  LEGAL COUNSEL

                                  - All Funds -

         Morgan, Lewis & Bockius LLP (of which Mr. Jennings, Secretary of the Company, is a partner), 2000 One Logan Square, Philadelphia, Pennsylvania 19103, is counsel to the Company and has passed upon certain matters in connection with these offerings. From time to time, Morgan, Lewis & Bockius LLP has rendered legal services to the Administrator, Distributor and CoreStates Corp.


                                  MISCELLANEOUS

                                  - All Funds -

         The Company is registered with the SEC as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of any Fund.

         The Funds' Prospectuses and this Statement of Additional Information omit certain of the information contained in the Company's Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Funds' Prospectuses and this Statement of Additional Information do not constitute an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.


                         PRINCIPAL HOLDERS OF SECURITIES

         As of October 3, 1997, the following persons were the only persons who were record owners (or to the knowledge of the Company, beneficial owners) or 5% and 25% or more of the Shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding Shares may be deemed to control the Fund within the meaning of the Investment Company Act. The Company believes that most of the Class Y Shares of the Funds were held for the record owner's fiduciary, agency, or custodial customers.

                                                                         Amount of Record          Percent of Total
            Fund                               Owner                         Ownership            Shares Outstanding
            ----                               -----                         ---------            ------------------
Growth Equity Fund -          Patterson & Co.                              504,832.565                  5.32%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Growth Equity Fund -          Patterson & Co.                              8,044,860.946               84.82%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Growth Equity Fund -          Patterson & Co.                              758,373.077                 8.00%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Growth Equity Fund -          National Financial Services Corp.            28,449.337                  8.98%
Class A                       For Exclusive Use of Our
                              Customers
                              200 Liberty Street, 4th Floor
                              1 World Financial Center
                              New York, NY  10281-1003
Growth Equity Fund -          Patterson & Co.                              29,034.792                  9.17%
Class A                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Core Equity Fund -            Patterson & Co.                              9,227,968.739              38.11%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Core Equity Fund -            Patterson & Co.                              11,866,191.454             49.01%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Core Equity Fund -            Patterson & Co.                              1,399,492.820              5.78%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Core Equity Fund -            National Financial Services Corp.            193,650.684               23.73%
Class A                       For Exclusive Use of Our
                              Customers
                              200 Liberty Street, 4th Floor
                              1 World Financial Center
                              New York, NY  10281-1003
Special Equity Fund -         Patterson & Co.                              3,644,134.831             59.95%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829


                                                                         Amount of Record          Percent of Total
            Fund                               Owner                         Ownership            Shares Outstanding
            ----                               -----                         ---------            ------------------
Special Equity Fund -         Patterson & Co.                             1,664,612.908               27.39%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Special Equity Fund -         Patterson & Co.                             354,964.393                  5.84%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Special Equity Fund -         National Financial Services Corp            40,972.156                  18.26%
Class A                       For the Benefit of Our Customers
                              One World Financial Center
                              P.O. Box 3908
                              Church St. Station
                              New York, NY  10008-3908
Equity Index Fund -           Patterson & Co.                             2,496,923.628               38.73%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Equity Index Fund -           Patterson & Co.                             2,705,782.195               41.96%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Equity Index Fund -           Patterson & Co.                             444,034.750                  6.89%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
International Growth          Patterson & Co.                             1,076,811.542                9.33%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
International Growth          Patterson & Co.                             5,630,987.620               48.77%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
International Growth          Patterson & Co.                             4,422,554.468               38.31%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829


                                                                         Amount of Record          Percent of Total
            Fund                               Owner                         Ownership            Shares Outstanding
            ----                               -----                         ---------            ------------------
International Growth          National Financial Services Corp.           13,969.813                   8.14%
Fund - Class A                For Exclusive Use of Our
                              Customers
                              200 Liberty Street, 4th Floor
                              1 World Financial Center
                              New York, NY  10281-1003
International Growth          Mark E. Stalnecker &                        15,251.000                   8.88%
Fund - Class A                Susan M. Stalnecker JTTEN
                              9 Briarcrest Dr.
                              Wallingford, PA  19086-6710
Balanced Fund - Class Y       Patterson & Co.                             6,497,090.091               76.26%
                              PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Balanced Fund - Class Y       Patterson & Co.                             1,710,443.358               20.08%
                              PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Short-Intermediate Bond       Patterson & Co.                             3,655,691.381               21.94%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Short-Intermediate Bond       Patterson & Co.                             10,637,468.138              63.83%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Short-Intermediate Bond       National Financial Services Corp.           25,644.790                   9.29%
Fund - Class A                For Exclusive Use of Our
                              Customers
                              200 Liberty Street, 4th Floor
                              1 World Financial Center
                              New York, NY  10281-1003
Bond Fund - Class Y           Patterson & Co.                             7,397,727.601               42.77%
                              PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Bond Fund - Class Y           Patterson & Co.                             1,177,970.772                6.81%
                              PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829


                                                                         Amount of Record          Percent of Total
            Fund                               Owner                         Ownership            Shares Outstanding
            ----                               -----                         ---------            ------------------
Bond Fund - Class Y           Patterson & Co.                               7,892,308.742            45.63%
                              PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Bond Fund - Class A           National Financial Services Corp              21,798.984               12.35%
                              For the Benefit of Our Customers
                              One World Financial Center
                              P.O. Box  3908
                              Church St. Station
                              New York, NY  10008-3908
Bond Fund - Class A           Meridian Trust Company Cust                   9,697.315                 5.49%
                              For the IRA Rollover of
                              Shiras E. Holmes
                              8761 W. Barkhurst Dr.
                              Pittsburgh, PA  15237-4183
Intermediate Municipal        Patterson & Co.                               32,570.529               33.64%
Bond Fund - Class Y           PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Intermediate Municipal        Patterson & Co.                               62,578.030               64.63%
Bond Fund - Class Y           PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Intermediate Municipal        National Financial Services Corp.             5,115.519                 5.31%
Bond Fund - Class A           For Exclusive Use of Our
                              Customers
                              200 Liberty Street, 4th Floor
                              1 World Financial Center
                              New York, NY  10281-1003
Intermediate Municipal        Joseph T. Oprocha &                           5,227.908                 5.43%
Bond Fund - Class A           Theresa E. Oprocha JTTEN
                              107 Snyder Avenue
                              Philadelphia, PA  19148-2617
Intermediate Municipal        Irene Sungaila                                5,352.438                 5.56%
Bond Fund - Class A           5214 Burton Street
                              Philadelphia, PA  19124-1502
Intermediate Municipal        Thomas Glenn                                  5,838.185                 6.06%
Bond Fund - Class A           827 North 63rd Street
                              Philadelphia, PA  19151-3411


                                                                         Amount of Record          Percent of Total
            Fund                               Owner                         Ownership            Shares Outstanding
            ----                               -----                         ---------            ------------------
Intermediate Municipal        Frank B. Holst &                              6,141.450                6.37%
Bond Fund - Class A           E. Joan Holst JTTEN
                              2218 Oak Terrace
                              Lansdale, PA  19446-6005
Intermediate Municipal        Lowell S. Hunter                              4,917.838                5.10%
Bond Fund - Class A           25 Hunter Road
                              Lambertville, NJ  08530-2704
Short Term Income             Patterson & Co.                               1,694,373.697           46.14%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Short Term Income             Patterson & Co.                               1,491,849.754           40.62%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Short Term Income             Patterson & Co.                               453,111.342             12.34%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Short Term Income             CoreStates Bank, N.A.                         10,256.108              20.25%
Fund - Class A                Custodian for the Rollover IRA of
                              John M. Ennis
                              206 Emerald Ave.
                              Reading, PA  19606-1450
Short Term Income             CoreStates Bank, N.A.                         33,556.911              66.25%
Fund - Class A                Custodian for the Rollover IRA of
                              Frank L. Caiola
                              321 Evergreen Dr.
                              North Wales, PA  19454-2701
Short Term Income             Philip W. Schwehm, Trustee                    3,055.261                6.03%
Fund - Class A                Philip W. Schwehm Living Trust
                              23 Joyner St.
                              Lawrenceville, NJ  08648-2612
Government Income             Patterson & Co.                               1,106,712.096           55.11%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Government Income             Patterson & Co.                               772,508.480             38.47%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829


                                                                         Amount of Record          Percent of Total
            Fund                               Owner                         Ownership            Shares Outstanding
            ----                               -----                         ---------            ------------------
Government Income             Patterson & Co.                              110,734.490                5.51%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Government Income             Jean Taxin                                   8,976.415                  5.43%
Fund - Class A                5005 Woodbine Ave.
                              Philadelphia, PA  19131-2403
Government Income             Margaret Murray                              11,494.218                 6.95%
Fund - Class A                P.O. Box 5566
                              Philadelphia, PA  19143-0566
Pennsylvania Municipal        Patterson & Co.                              558,836.041               51.75%
Bond Fund - Class Y           PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Pennsylvania Municipal        Patterson & Co.                              277,670.385               25.71%
Bond Fund - Class Y           PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Pennsylvania Municipal        Dr. Vernon F. Alibert &                      191,108.701               17.70%
Bond Fund - Class Y           Dolores V. Alibert JTWROS
                              1420 Conchester Highway
                              Boothwyn, PA  19061-2103
Pennsylvania Municipal        National Financial Services Corp             25,533.476                 9.82%
Bond Fund - Class A           For the Benefit of Our Customers
                              One World Financial Center
                              P.O. Box  3908
                              Church St. Station
                              New York, NY  10008-3908
Pennsylvania Municipal        Charles Genuardi &                           18,604.330                 7.15%
Bond Fund - Class A           Anne S. Genuardi JTTEN
                              1687 Christopher Lane
                              Norristown, PA  19403-3301
New Jersey Municipal          Patterson & Co.                              99,676.762                64.37%
Bond Fund - Class Y           PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
New Jersey Municipal          Patterson & Co.                              54,003.874                34.88%
Bond Fund - Class Y           PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829


                                                                         Amount of Record          Percent of Total
            Fund                               Owner                         Ownership            Shares Outstanding
            ----                               -----                         ---------            ------------------
New Jersey Municipal          Deborah L. Brett  &                           2,218.534                5.21%
Bond Fund - Class A           Randall P. Brett  JTTEN
                              7 Sherman Ct.
                              Plainsboro, NJ  08536-2332
New Jersey Municipal          Almira E. Brinser &                           2,381.563                5.59%
Bond Fund - Class A           Everett L. Brinser JTTEN
                              802 Chestnut Ave.
                              Laurel Springs, NJ  08021-2019
New Jersey Municipal          Nathan J. Bershanoff                          8,561.478                20.09%
Bond Fund - Class A           5251 Garden Ave.
                              Pennsauken, NJ  08109-1013
New Jersey Municipal          Mary Manchur &                                2,550.249                 5.98%
Bond Fund - Class A           Jean Kent JTTEN
                              19 Thatchers Rd.
                              Frenchtown, NJ  08825-3603
New Jersey Municipal          Charles K. Cunard                             5,397.142                12.66%
Bond Fund - Class A           714 N. Evergreen Ave.
                              Woodbury, NJ  08096-3552
New Jersey Municipal          Josephine Grimshaw                            2,424.836                 5.69%
Bond Fund - Class A           409 Pointsett Ave.
                              Pitman, NJ  08071-1800
New Jersey Municipal          Dalila V. McCrink &                           3,085.016                 7.24%
Bond Fund - Class A           William J. McCrink JTTEN
                              3 Brookview Dr.
                              Atco, NJ  08004-2931
New Jersey Municipal          Joseph Gizelbach &                            2,921.422                 6.85%
Bond Fund - Class A           Adelaide C. Gizelbach JTTEN
                              14 Winding Way Rd.
                              Stratford, NJ  08084-1914
New Jersey Municipal          Michael Appignani &                           2,459.002                 5.77%
Bond Fund - Class A           Michellna Appignani JTTEN
                              147 Bernard St.
                              Highland Park, NJ  08904-3554
Global Bond Fund -            Patterson & Co.                               551,075.694              14.68%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829

                                                                         Amount of Record          Percent of Total
            Fund                               Owner                         Ownership            Shares Outstanding
            ----                               -----                         ---------            ------------------
Global Bond Fund -            Patterson & Co.                               3,030,770.264            80.74%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Global Bond Fund -            James W. Jennings                             5,029.720                21.48%
Class A                       2000 One Logan Square
                              Philadelphia, PA  19103-6993
Global Bond Fund -            CoreStates Bank, N.A. C/F IRA of              6,762.412                28.88%
Class A                       Allen Luke
                              17 Bennett Court
                              East Brunswick, NJ  08816-3686
Global Bond Fund -            CoreStates Bank, N.A. C/F IRA of              6,373.815                27.22%
Class A                       A. Gilbert Heebner
                              2 Etienne Arbordeau
                              Berwyn Baptist Road
                              Devon, PA  19333-1067
Cash Reserve - Class Y        Patterson & Co.                               779,941,462.520          92.50%
                              Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618
Treasury Reserve -            The Bank of New York                          65,656,208.720            7.19%
Class Y                       One Wall Street
                              5th Floor/STIF
                              New York, NY  10005-2501
Treasury Reserve -            Patterson & Co.                               733,087,643.010          80.26%
Class Y                       Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618
Treasury Reserve -            First Union National Bank                     54,758,542.340            6.00%
Class Y                       401 S. Tryon St.
                              Floor 3
                              Charlotte, NC  28202-1911
Treasury Reserve -            Patterson & Co.                               6,762,380.960            37.52%
Class C                       Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618
Treasury Reserve -            Philadelphia Health Management                941,983.280               5.23%
Class C                       Corp.
                              260 S. Broad Street
                              20th Floor
                              Philadelphia, PA  19102-5021

                                                                         Amount of Record          Percent of Total
            Fund                               Owner                         Ownership            Shares Outstanding
            ----                               -----                         ---------            ------------------
Treasury Reserve -            Frank E. Acierno                             1,504,827.130             8.35%
Class C                       4001 Springfield Lane
                              Greenville, DE  19807-2251
Tax-Free Reserve -            Patterson & Co.                              123,360,101.270          95.46%
Class Y                       Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618
Tax-Free Reserve -            Dennis J. Fiore                              667,639.870               6.95%
Class C                       38 Zachary Dr.
                              Chalfont, PA  18914-4014
Elite Cash Reserve -          Patterson & Co.                              230,547,479.170          99.99%
Class Y                       Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618
Elite Treasury Reserve -      Patterson & Co.                              28,453,714.660          100.00%
Class Y                       Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618
Elite Tax-Free Reserve -      Patterson & Co.                              178,979,169.830         100.00%
Class Y                       Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618


                              FINANCIAL STATEMENTS

                                  - All Funds -

         The Company's Financial Statements for the fiscal year ended June 30, 1997, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. Copies of the 1997 Annual Report must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                                Rated Investments

Bonds

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.


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



         Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

         When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

         Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

         Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade

   AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

   A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher- rated categories.

   BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

        Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

   B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

   CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

   CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

   C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

   D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

        Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF DUFF & PHELPS' LONG-TERM DEBT RATINGS

   AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

   AA+     High credit quality. Protection factors are strong. Risk is modest
   AA- but may vary slightly from AA- time to time because of economic conditions.

   A+      Protection factors are average but adequate. However, risk factors
   A-      are more variable and A- greater in periods of economic stress.


   BBB+    Below average protection factors but still considered sufficient for
   BBB- prudent investment. Considerable variability in risk during economic cycles.

   BB+     Below investment grade but deemed likely to meet obligations when
   BB due. Present or prospective financial protection factors fluctuate according to industry conditions or company

   BB- fortunes. Overall quality may move up or down frequently within this category.

   B+      Below investment grade and possessing risk that obligations will not
   B       be met when due. Financial protection factors will fluctuate widely
   B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

   CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

   DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

   DP      Preferred stock with dividend arrearages.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

   AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

   A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative grade bond

   BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

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



   CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C       Bonds are in imminent default in payment of interest or principal.

   DDD,    Bonds are in default on interest and/or principal payments. Such
   DD,     bonds are extremely speculative and DD, should be valued on the basis
   & D of their ultimate recovery value in liquidation or reorganization of the & D obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

   (+) &   Plus and minus signs are used with a rating symbol to indicate the
   (-) relative position of a credit within the (-) rating category. Plus and minus signs, however, are not used in the 'AAA', 'DDD', 'DD', or 'D' categories.

DESCRIPTION OF IBCA'S LONG-TERM RATINGS

   AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

   AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

   A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

   BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

   BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

   B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

   CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

   CC Obligations which are highly speculative or which have a high risk of default.

   C       Obligations which are currently in default.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

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DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

Investment Grade

   AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

   AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

   A The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

   BBB The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade
(Issues regarded as having speculative characteristics in the likelihood of timely repayment of principal and interest.)

   BB While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

   B Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

   CCC Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

   CC "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

   D       Default

Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by Standard & Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.


                                      B-59

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Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service,
Inc. ("Moody's") are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated
F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.



                                      B-60